As Filed with the Securities and Exchange Commission on April 29, 2019

REGISTRATION NO. 333-168712

811-05846

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 16

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 141

DELAWARE LIFE VARIABLE ACCOUNT F

(Exact Name of Registrant)

DELAWARE LIFE INSURANCE COMPANY

(Name of Depositor)

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (844) 448-3519

Michael S. Bloom, Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☑	on April 30, 2019 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Deferred Variable Annuity Contracts.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

APRIL 30, 2019

MASTERS FLEX II PROSPECTUS

Delaware Life Insurance Company and Delaware Life Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals. The contracts and certificates described in this Prospectus are no longer available for sale. You may choose among a number of fixed and variable investment options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the “Funds”):

Large-Cap Equity Funds

CTIVPSM - Loomis Sayles Growth Fund, Class 2

Fidelity® Contrafund® Portfolio, Service Class 2 (of Variable Insurance Products Fund II)

Franklin Mutual Shares VIP Fund, Class 4

Invesco V.I. Comstock Fund, Series II

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC

MFS® Core Equity Portfolio, Service Class

MFS® Growth Series, Service Class

MFS® Research Series, Service Class

MFS® Value Series, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II

Putnam VT Equity Income Fund, Class IB

Rational Trend Aggregation VA Fund

Mid-Cap Equity Funds

Fidelity® Mid Cap Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

Invesco V.I. American Value Fund, Series II

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC

MFS® Mid Cap Growth Series, Service Class

MFS® Mid Cap Value Portfolio, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio, Class II

Small - Mid-Cap Equity Fund

AB Small/Mid Cap Value Portfolio, Class B

Small-Cap Equity Funds

Franklin Small Cap Value VIP Fund, Class 4

MFS® Blended Research Small Cap Equity Portfolio, Service Class

MFS® New Discovery Value Portfolio, Service Class

MFS® New Discovery Series, Service Class

Rational Insider Buying VA Fund

International/Global Equity Funds

First Eagle Overseas Variable Fund

Invesco V.I. International Growth Fund, Series II

MFS® International Growth Portfolio, Service Class

MFS® International Value Portfolio, Service Class

MFS® Research International Portfolio, Service Class

Oppenheimer Global Fund/VA, Service Shares

PIMCO StocksPLUS® Global Portfolio, Advisor Class

Emerging Markets Equity Funds

Lazard Retirement Emerging Markets Equity Portfolio, Service Class

MFS® Emerging Markets Equity Portfolio, Service Class

Specialty Sector Equity Fund

MFS® Utilities Series, Service Class

Specialty Sector Commodity Fund

PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Service Class

Asset Allocation Funds

AB Balanced Wealth Strategy Portfolio, Class B

AB Dynamic Asset Allocation Portfolio, Class B

BlackRock Global Allocation V.I. Fund, Class III

Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

Franklin Income VIP Fund, Class 4

Invesco V.I. Equity and Income Fund, Series II

MFS® Conservative Allocation Portfolio, Service Class

MFS® Global Tactical Allocation Portfolio, Service Class

MFS® Growth Allocation Portfolio, Service Class

MFS® Moderate Allocation Portfolio, Service Class

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Advisor Class

PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class

Putnam VT Multi-Asset Absolute Return Fund, Class IB

Money Market Fund

MFS® U.S. Government Money Market Portfolio, Service Class

Global Bond Fund

Templeton Global Bond VIP Fund, Class 4

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Service Class

Intermediate-Term Bond Funds

JPMorgan Insurance Trust Core Bond Portfolio, Class 2

MFS® Government Securities Portfolio, Service Class

MFS® Total Return Bond Series, Service Class

Inflation Adjusted Bond Fund

MFS® Inflation-Adjusted Bond Portfolio, Service Class

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 4

High Yield Bond Fund

MFS® High Yield Portfolio, Service Class

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Advisor Class

Not all Funds may be available as an investment option under your Contract. Please see “Variable Account Options: The Funds.”

We have filed a Statement of Additional Information dated April 30, 2019 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 68 of this Prospectus. You may obtain a copy without charge by writing to us at our Service Address or by telephoning (877) 253-2323. In addition, you can inspect and copy all of our filings at the SEC’s public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Funds available under your Contract or Certificate will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by calling us at (877) 253-2323.

You may elect to receive all future reports in paper form free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling us at (877) 253-2323. Your election to receive reports in paper form will apply to all Funds available under your Contract or Certificate.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

Any reference in this Prospectus to receipt by us means receipt at our Service Address: DELAWARE LIFE INSURANCE COMPANY, P.O. Box 758581, Topeka, KS 66675-8581.

Overnight Mailing Service Address:	Delaware Life Insurance Company Mail Zone 581 5801 S.W. 6th Avenue Topeka, KS 66636

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Masters Flex II Contract provides a number of important benefits for your retirement planning. You are eligible to purchase a Contract if you are age 85 or younger on the Open Date. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or the Fixed Account options available through our dollar-cost averaging program. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing the optional death benefit, at an additional cost if you are younger than age 75 on the Open Date.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or the maximum annual Individual Retirement Annuity contribution, unless we waive these limits. You can make additional Purchase Payments at any time during the Accumulation Phase. Currently there is no minimum amount required for additional Purchase Payments. However, we reserve the right to require that each additional Purchase Payment be at least $1,000. We will not accept, without our prior approval, a Purchase Payment if your Account Value is over $2 million or if the Purchase Payment would cause your Account Value to exceed $2 million. These general requirements for Purchase Payments apply even if you elect an optional living benefit. In addition, there are other restrictions on the amounts and frequency of Purchase Payments that apply depending upon which optional living benefit you select.

If you select the Income Riser III living benefit, you can only make additional Purchase Payments during your first Account Year. Under Income Riser III, any Purchase Payments received after your first Account Anniversary will be deemed “not in Good Order” and returned to you.

If you select the Income Maximizer or Income Maximizer Plus living benefits, you can make additional Purchase Payments at any time. However, after your first Account Anniversary, Purchase Payments can not exceed $50,000 per Account Year, without our prior approval. We reserve the right not to allow additional Purchase Payments at anytime under Income Maximizer or Income Maximizer Plus. We will notify all Contract Owners in writing before we exercise this right.

Variable Account Options: The Funds

You can allocate your Purchase Payments among the Sub-Accounts investing in a number of Fund options. You may also transfer among the Funds. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money.

The Fixed Account Options: The DCA Periods

You can allocate your Purchase Payments to one of the Fixed Account options available through our dollar-cost averaging (“DCA”) program: 6-month DCA Period and 12-month DCA Period. Each DCA Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate required by law. Once we have accepted your allocation to a particular DCA Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the DCA Period. We reserve the right to stop offering the DCA program. (See “Other Programs.”)

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Account Value is $100,000 or more on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.30% of the average daily value of the Contract invested in the Variable Account.

We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.20% of the average daily value of the Contract invested in the Variable Account.

We may assess a withdrawal charge on certain amounts that you withdraw during the first four Account Years after your Issue Date. The withdrawal charge (also known as a “contingent deferred sales charge”) starts at 8% in the first Account Year and declines to 0% after four complete Account Years.

Currently, you can transfer your Account Value among the underlying Funds free of charge. However, we reserve the right to impose a charge of up to $15 per transfer. We limit the number of your Fund transfers to 12 per year. (See “Transfer Privilege.”)

If you elect the optional death benefit, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account at an annual rate of 0.40% of the average daily value of your Contract.

If you elect an optional living benefit, we will assess a periodic charge at a rate that may differ among the optional living benefits that are available. The annual amount of the charge will not exceed 1.75% for single-life coverage, and 1.95% for joint-life coverage, of the highest Withdrawal Benefit Base during the Account Year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

At issue, you may choose to participate in one of the following optional living benefits available under your Contract:

•

Income Riser III (“SIR III”) offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

•

Income Maximizer (“SIM”) offers the same guaranteed withdrawal benefit as SIR III, includes a higher bonus than SIR III, and offers a benefit base enhancement equal to 200% of your first-year Purchase Payments.

•

Income Maximizer Plus (“SIM Plus”) offers the same guaranteed withdrawal benefit, bonus, and benefit base enhancement as SIM and offers an additional opportunity to increase the amount of your annual withdrawal over time regardless of market performance.

If you are age 59 or older, each of the living benefits offer lifetime income even if your Account Value declines to zero, provided that you limit the amount you withdraw annually to a specified percentage of your benefit base and you limit your investments to the Designated Funds. (See “Description of Living Benefits” and “Annual Withdrawal Amount.”) The living benefits also allow you to “step-up,” or increase, your guaranteed amount on an annual basis, if eligible. You will pay a fee for the optional living benefit that you select.

These optional living benefits are available only if you are 85 or younger on the Open Date. For SIM or SIM Plus all Owners and Annuitants must be 21 or older on the Open Date. If you want to participate in an optional living benefit, you must elect it when you purchase your Contract.

Under SIR III, you may make Purchase Payments only during your first Account Year. Any Purchase Payments received after your first Account Anniversary will be deemed “not in Good Order” and returned to you.

Under SIM and SIM Plus, you may make additional Purchase Payments at any time. However, after your first Account Anniversary, you may only make Purchase Payments up to $50,000 per Account Year without our prior approval. In addition, under SIM and SIM Plus, we reserve the right not to accept any additional Purchase Payments. We will notify you in writing before we exercise this right.

Purchase Payments allocated to investment options other than the Designated Funds will only terminate the optional living benefit. Withdrawals taken in excess of allowable amounts, or withdrawals taken prior to certain dates, may severely decrease your Account Value or cause your Contract and your living benefit to terminate without value.

You may terminate an optional living benefit at any time. In addition, your optional living benefit will terminate if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the Designated Funds. In certain circumstances, a change of ownership may also terminate your living benefit. Upon termination, all benefits and fees associated with the optional living benefit will cease. Once terminated, a living benefit may not be reinstated.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments on a fixed or variable basis. If you choose to receive any part of your annuity payments on a variable basis, the dollar amount of the payments may fluctuate with the performance of the underlying Funds. Subject to the Maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.65% insurance charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon whether you choose the basic death benefit or, for a fee, the optional death benefit. The basic death benefit pays the greater of your Account Value or your total Purchase Payments (adjusted for withdrawals) calculated as of your Death Benefit Date. If you are younger than age 75 on the Open Date, you may purchase the Maximum Anniversary Account Value (“MAV”) optional death benefit which pays the greater of the basic death benefit and the highest Account Value on any Account Anniversary (adjusted for withdrawals) prior to age 81. You must make your election before your Issue Date. Your death benefit election may not be changed after your Issue Date.

Withdrawals and Withdrawal Charges

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. During the first four Account Years, this “free withdrawal amount” is equal to 10% of the amount of all Purchase Payments made minus all withdrawals that were not subject to withdrawal charges taken during the current Account Year. All other Purchase Payments withdrawn will be subject to a withdrawal charge. After the end of the fourth Account Year, any amount you withdraw is free of withdrawal charges. (For details on how to calculate withdrawal charges, please see “Withdrawal Charge” and “APPENDIX B - WITHDRAWAL CHARGE CALCULATIONS.”) You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request, in Good Order. (This amount may be more or less than the original Purchase Payment.) In states requiring return of Purchase Payments, you will receive the greater of (1) your Surrender Value as of the day we receive your cancellation request or (2) your total Purchase Payments made as of that date. We will only deduct a withdrawal charge when the returned amount is based on Surrender Value.

Tax Provisions

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as ordinary income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1⁄2 when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contract, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Delaware Life Insurance Company

P.O. Box 758581 Topeka, KS 66675-8581 Toll Free
(877) 253-2323 www.delawarelife.com/contact-us/

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.1

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	8%	[2]

Number of Account Years Since Issue Date	0 - 1	1 - 2	2 - 3	3 - 4	4 or more

Withdrawal Charge	8%	8%	7%	6%	0%

Maximum Fee Per Transfer (currently $0):	$15
Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%	[3]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$50	[4]

Variable Account Annual Expenses

(as a percentage of net Variable Account assets)5

Mortality and Expense Risk Charge:	1.30%
Administrative Expense Charge:	0.15%
Distribution Fee:	0.20%

Total Variable Account Annual Expenses (without optional benefits):	1.65%

Charge for Optional Death Benefit

Maximum Anniversary Account Value Death benefit (“MAV”)[6] (as a percentage of Variable Account Value):	0.40%

Charges for Optional Living Benefits

Living Benefits Available[7]	Maximum Annual Fee
Income Riser III Living Benefit (as a percentage of the highest Withdrawal Benefit Base[8] during the Account Year):	1.95%
Income Maximizer Living Benefit (as a percentage of the highest Withdrawal Benefit Base[8] during the Account Year):	1.95%
Income Maximizer Plus Living Benefit (as a percentage of the highest Withdrawal Benefit Base[8] during the Account Year):	1.95%
Maximum Annual Charge for an Optional Living Benefit (as a percentage of highest applicable Withdrawal Benefit Base[8] during the Account Year):	1.95%

Total Variable Account Annual Expenses (1.65%) plus Maximum Charges for the Optional Death Benefit (0.40%) and an Optional Living Benefit (1.95%):	4.00%	[9]

The table below shows the minimum and maximum total operating expenses charged by the Funds for the year ended December 31, 2018.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.70%	2.02%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2018, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

[1]

The fee tables apply to the Accumulation Phase of the Contract and reflect the maximum charges unless otherwise noted. (See “Contract Charges.”) During the Income Phase, the fees will be different than the Total Variable Account Annual Expenses described in the fee table. After you annuitize, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values; we will no longer deduct a mortality and expense risk charge or the charges for any optional living benefit or the optional death benefit. The 1.65% insurance charge, which includes the administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

[2]

A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after four complete Account Years, all withdrawals taken are free of any withdrawal charges. (See “Withdrawal Charge.”)

[3]

The premium tax rate and base vary by your state of residence and the type of Contract you own. We may deduct premium taxes from Account Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

[4]	The Annual Account Fee is waived if your Account Value is $100,000 or more on your Account Anniversary. (See “Account Fee.”)

[5]

All of the Variable Account Annual Expenses, except for the charges for optional living benefits, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit is assessed on a quarterly basis.

[6]	The MAV optional death benefit is described under “Death Benefit.” It is currently available only if you are younger than age 75 on the Open Date.

[7]

The optional living benefits, and the fees for each of them, are described under “Optional Living Benefits.” Only one optional living benefit can be in effect under your Contract at any time. The fee for the optional living benefit is assessed and deducted quarterly based upon your Withdrawal Benefit Base on the last day of the Account Quarter. Different fees may apply depending on whether you have elected single-life or joint-life coverage. On the Issue Date, your Withdrawal Benefit Base is equal to your initial Purchase Payment and is, thereafter, subject to certain adjustments. We reserve the right to increase or decrease the percentage rate used to calculate the fee for each living benefit at any time but, in no event, will the rate ever exceed the maximum annual rate of 1.95% for joint-life, or 1.75% for single-life, coverage. The current annual rates and maximum annual rates used to calculate the fee for each optional living benefit are shown in the chart under “Charges for Optional Benefits.”

[8]	The Withdrawal Benefit Base is equal to your initial Purchase Payment, and is, thereafter, subject to certain adjustments. (See “Withdrawal Benefit Base” under “Optional Living Benefits.”)

[9]

This amount assumes that MAV (0.40%) was selected and that an optional living benefit with joint-life coverage (1.95%) was also selected (in addition to the 1.30% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.20% Distribution Fee). It also assumes that the living benefit’s initial Withdrawal Benefit Base is equal to the initial Purchase Payment. If the Withdrawal Benefit Base changes, the charge for your optional living benefit and your Total Variable Account Annual Expenses would be higher or lower.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including the MAV optional death benefit and an optional living benefit with joint-life coverage. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the Annual Account Fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,321	$2,463	$3,147	$6,487

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$610	$1,860	$3,147	$6,487

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$610	$1,860	$3,147	$6,487

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “DISTRIBUTION OF THE CONTRACT.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as “APPENDIX F - CONDENSED FINANCIAL INFORMATION.”

THE ANNUITY CONTRACT

Delaware Life Insurance Company and Delaware Life Variable Account F (the “Variable Account”) offer the Contract to groups and individuals for use in connection with their retirement plans. Annuities are long-term investment vehicles designed for retirement planning, and are not suitable for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides certain features that may benefit you in retirement planning.

•

It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or the Fixed Account options available through our DCA program. During the Income Phase, we make annuity payments based on the amount you have accumulated. Annuity payments can be fixed or variable. When you choose variable options, you assume the investment risk. When you choose fixed options, we assume the investment risk.

•

It also has tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

•	It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the optional death benefit for an additional charge.

•	If you so elect, during the Income Phase, it provides annuity payments to you or someone else for life or for another period that you choose.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all other Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials mailed to us, including Purchase Payments, must be sent to our Service Address. For all telephone communications, you must call (877) 253-2323. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing or by telephone.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them, in Good Order, at our Service Address or at (877) 253-2323.

However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time.

Certain methods of contacting us, such as by telephone, may be unavailable or delayed. Any telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request in writing to our Service Address.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

During the Accumulation Phase, instead of receiving paper copies, Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website via www.delawarelife.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Service Address or by telephone at (877) 253-2323.

DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Group One Thousand One, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under a Contract, including the promise to make annuity payments, and the optional living benefit and death benefit guarantees, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Not all investment options are available under all Contracts. Please refer to “APPENDIX C - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS” for more information. Currently you may select from the following investment options:

Large-Cap Equity Funds

CTIVPSM - Loomis Sayles Growth Fund, Class 2

Fidelity® Contrafund® Portfolio, Service Class 2 (of Variable Insurance Products Fund II)4

Franklin Mutual Shares VIP Fund, Class 4

Invesco V.I. Comstock Fund, Series II

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC

MFS® Core Equity Portfolio, Service Class

MFS® Growth Series, Service Class

MFS® Research Series, Service Class

MFS® Value Series, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II

Putnam VT Equity Income Fund, Class IB

Rational Trend Aggregation VA Fund2,7

Mid-Cap Equity Funds

Fidelity® Mid Cap Portfolio, Service Class 2 (of Variable Insurance Products Fund III)4

Invesco V.I. American Value Fund, Series II

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC

MFS® Mid Cap Growth Series , Service Class

MFS® Mid Cap Value Portfolio, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio, Class II8

Small/Mid-Cap Equity Fund

AB Small/Mid Cap Value Portfolio, Class B

Small-Cap Equity Funds

Franklin Small Cap Value VIP Fund, Class 4

MFS® Blended Research Small Cap Equity Portfolio, Service Class

MFS® New Discovery Series, Service Class

MFS® New Discovery Value Portfolio, Service Class

Rational Insider Buying VA Fund2

International/Global Equity Funds

First Eagle Overseas Variable Fund3

Invesco V.I. International Growth Fund, Series II

MFS® International Growth Portfolio, Service Class

MFS® International Value Portfolio, Service Class

MFS® Research International Portfolio, Service Class

Oppenheimer Global Fund/VA, Service Shares

PIMCO StockPLUS® Global Portfolio, Advisor Class

Specialty Sector Equity Fund

MFS® Utilities Series, Service Class

Specialty Sector Commodity Fund

PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Service Class

Asset Allocation Funds

AB Balanced Wealth Strategy Portfolio, Class B

AB Dynamic Asset Allocation Portfolio, Class B6

BlackRock Global Allocation V.I. Fund, Class III

Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)4

Franklin Income VIP Fund, Class 4

Invesco V.I. Equity and Income Fund, Series II

MFS® Conservative Allocation Portfolio, Service Class1

MFS® Global Tactical Allocation Portfolio, Service Class6

MFS® Growth Allocation Portfolio, Service Class1

MFS® Moderate Allocation Portfolio, Service Class1

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Advisor Class1

PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class1,6

Putnam VT Multi-Asset Absolute Return Fund, Class IB

Money Market Fund

MFS® U.S. Government Money Market Portfolio, Service Class5

Global Bond Fund

Templeton Global Bond VIP Fund, Class 4

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Service Class

Intermediate-Term Bond Funds

JPMorgan Insurance Trust Core Bond Portfolio, Class 2

MFS® Government Securities Portfolio, Service Class

MFS® Total Return Bond Series, Service Class

Inflation Adjusted Bond Fund

MFS® Inflation-Adjusted Bond Portfolio, Service Class

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 4

Emerging Markets Equity Funds

Lazard Retirement Emerging Markets Equity Portfolio, Service Class

MFS® Emerging Markets Equity Portfolio, Service Class

High Yield Bond Fund

MFS® High Yield Portfolio, Service Class

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Advisor Class

[1]

This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, you will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[2]	Only available if you purchased your Contract through a Huntington Bank representative. These Funds do not have different share classes.

[3]	First Eagle Overseas Variable Fund does not have different share classes.

[4]

In marketing materials and other documents, the Fidelity® funds may be referred to as follows: Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, and Fidelity® VIP Balanced Portfolio.

[5]

There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

[6]	This Fund employs a managed volatility strategy.

[7]	Formerly known as Rational Dividend Capture VA Fund.

[8]	Formerly known as Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio.

AllianceBernstein L.P. advises the AB Variable Products Series Fund, Inc. Portfolios. BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund. Columbia Management Investment Advisers, LLC, advises the CTIVPSM - Loomis Sayles Growth Fund (sub-advised by Loomis, Sayles & Company LP). Fidelity Management & Research Company advises the Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio (sub-advised by FMR Co. Inc. and other investment advisers), and Fidelity® VIP Balanced Portfolio (sub-advised by Fidelity Investments Money Management, Inc., FMR Co. Inc., and other investment advisers). First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund. Franklin Advisers, Inc. advises the Franklin Income VIP Fund, Franklin Strategic Income VIP Fund, and Templeton Global Bond VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Small Cap Value VIP Fund and the Franklin Mutual Shares VIP Fund. Invesco Advisers, Inc. advises the Invesco Funds. J.P. Morgan Investment Management Inc. advises the JPMorgan Portfolios. Lazard Asset Management LLC advises the Lazard Retirement Emerging Markets Equity Portfolio. Lord, Abbett & Co. LLC advises the Lord Abbett Portfolios. Massachusetts Financial Services Company, advises the MFS® Portfolios and the MFS® Series. Morgan Stanley Investment Management Inc. advises the Morgan Stanley Variable Insurance Fund, Inc. Portfolios. OFI Global Asset Management, Inc. advises the Oppenheimer Global Fund (sub-advised by OppenheimerFunds, Inc.). Pacific Investment Management Company LLC advises the PIMCO Portfolios, including PIMCO All Asset Portfolio (sub-advised by Research Affiliates, LLC). Putnam Investment Management, LLC advises the Putnam Funds (Putnam VT Equity Income Fund is sub-advised by Putnam Investments Limited and Putnam VT Multi-Asset Absolute Return Fund is sub-advised by Putnam Advisory Company and Putnam Investments Limited). Rational Advisors Inc. advises the Rational VA Funds (Rational Trend Aggregation VA Fund sub-advised by Tuttle Tactical Management, LLC).

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as each Fund’s Statement of Additional Information, may be obtained without charge from our website, www.delawarelife.com, or by calling us at (877) 253-2323 or by writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as investment options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios, and cash flows.

Selection of Funds

The Funds offered through the Contract are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds you have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Contracts. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliates(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Contracts may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and brokerage expenses of the Fund) deducted from certain Fund assets attributable to the Contract for providing distribution and shareholder support services to some investment options.

THE FIXED ACCOUNT OPTIONS: THE DCA PERIODS

The Fixed Account is made up of all the general assets of the Company (referred to as the “general account”) other than those allocated to any separate account. Amounts you allocate to the DCA program under either the 6-month DCA Period or the 12-month DCA Period, become part of the Fixed Account. (See “Other Programs.”) These general account assets are available to support our insurance and annuity obligations other than those funded by the Variable Account. Any guarantees under the Contract that exceed your Variable Account Value, such as those with any optional living benefit and any death benefit, are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Variable Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account. The general account is subject to claims of creditors made on the assets of the Company.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

Money allocated to a DCA Period earns interest at a Guaranteed Interest Rate. We determine Guaranteed Interest Rates at our discretion. Our determination will be influenced by the interest rates we earn on our fixed income investments as well as other factors, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends, and competitive factors. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the “Covered Person” dies before the Annuity Commencement Date.

Issuing Your Contract

We “open” the Contract on the Business Day when we receive your Application at our Service Address. We refer to this date as the “Open Date.” We “issue” your Contract on the day we apply your initial Purchase Payment, when your Application is “in Good Order.” An Application is in Good Order when we have received all the information necessary to complete it. We refer to this date as the “Issue Date.”

We determine your eligibility for purchasing a Contract and your eligibility for electing the optional death benefit and an optional living benefit based upon the ages of all Owners and Annuitants on the Open Date.

We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in Good Order. If your Application is not in Good Order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in Good Order. Once the Application is in Good Order, we will then apply the Purchase Payment within two Business Days.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary. However, we will not accept an initial Purchase Payment of less than $10,000 or the maximum annual Individual Retirement Annuity (“IRA”) contribution, unless we waive these limits. Although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our prior approval, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million. We reserve the right to refuse Purchase Payments received more than five years after your Issue Date or after your 70th birthday, whichever is later. We will notify you of any change in writing prior to its effectiveness. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit. If you are participating in an optional living benefit, you may be limited in the amount and timing of Purchase Payments you can make. (See “OPTIONAL LIVING BENEFITS.”)

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and DCA Periods currently available. However, we reserve the right to limit any allocation to a DCA Period to at least $1,000. We will notify you of any change in writing prior to its effectiveness.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or DCA Period. These percentages are called your allocation factors. You may change the allocation factors for future Purchase Payments by sending us notice of the change as required. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments. (See “Premium Taxes.”) In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion (“Variable Account Value”) and the Fixed Account portion (“Fixed Account Value”). These two components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to the Fixed Account options available under our DCA program, plus interest credited on those amounts, minus withdrawals, transfers out of DCA Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

We credit interest on amounts allocated to the Fixed Account at the applicable Guaranteed Interest Rate for the duration of the DCA Period you elect. While you are participating in the DCA program, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts then available, subject to the following restrictions:

•	you may not make more than 12 transfers in any Account Year;

•	at least 6 days must elapse between transfers to and from the Sub-Accounts;

•	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

•	we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)

These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”) Additional restrictions apply to transfers made under any of the optional living benefits.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. We will notify you of any change in writing prior to its effectiveness. Under current law, there is no tax liability for transfers.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone.

If a written, or telephone transfer request, as described above, is received in Good Order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone are genuine. These procedures may require any person requesting a transfer by telephone to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in Good Order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in Good Order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be priced on the next Business Day.

Certain transfer requests may result in the modification or cancellation of one or more of the Contract’s optional programs or features that require, or are based on, specific allocations among the available Sub-Accounts or DCA Periods as described more particularly elsewhere in this Prospectus and in Appendix E.

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing or by telephone. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in Good Order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (877) 253-2323 before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers,” above), exceed the maximum fee per transfer presented in the table of “Contract Owner Transaction Expenses” under “FEES AND EXPENSES” in this Prospectus.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed) and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in Good Order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

•	when a new broker of record is designated for the Contract;

•	when the Participant changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

•	when necessary in our view to avoid hardship to a Participant; or

•	when underlying Funds are dissolved, merged, or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

In certain situations, we may reduce or waive the withdrawal charge or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, certain sales of larger-sized Contracts (generally, Contracts that have our approval to exceed $2 million in Account Value), and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “WITHDRAWALS AND WITHDRAWAL CHARGES.”

If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account

Anniversary during the Accumulation Phase. The 0.15% credit is not a Purchase Payment and therefore no withdrawal charges are directly associated with the credit. This credit will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts. It also immediately increases your Account Value and, as a result, other values may be affected. For example:

•	An increase in your Account Value may also result in your Account Value becoming the greatest amount payable under the basic death benefit.

•	If you are participating in an optional living benefit, the increase in your Account Value may cause a step-up of your Withdrawal Benefit Base.

This credit is paid out of our general account and is the result of cost savings that we expect on Contracts over $1 million.

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year allowed under the section entitled “Transfer Privilege.” If you have elected to participate in an optional living benefit or any death benefit, certain restrictions may affect the operation or availability of these programs as discussed in more detail under each specific program below.

We reserve the right to terminate each of these programs. You may also terminate your participation in any of these programs at any time by written notice to us or by other means approved by us.

Dollar-Cost Averaging (“DCA”) Program

You may elect to participate in the DCA program, at no extra charge, when you make any Purchase Payment to your Account prior to your Maximum Annuity Commencement Date. If you have elected SIR III, your ability to make Purchase Payments into the DCA program will end after your first Account Anniversary. If you have elected SIM or SIM Plus, you can make additional Purchase Payments into the DCA program at anytime. However, under SIM and SIM Plus, we reserve the right not to accept any additional Purchase Payments into the DCA program, and any Purchase Payments after the first Account Anniversary may not exceed $50,000 per Account Year without our prior approval.

The DCA program allows you to invest gradually over time by allocating all or a portion of your Purchase Payment to a 6-month DCA Period or 12-month DCA Period. At regular time intervals, we will automatically transfer a portion of your Fixed Account Value to one or more Sub-Accounts that you choose. The program continues until your Fixed Account Value is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

Amounts allocated to a DCA Period under the program will earn interest at a rate declared by the Company for the DCA Period you elect. Amounts invested in a Sub-Account may not be transferred to a DCA Period. If you elected to participate in the DCA program when you purchased your Contract, then all future Purchase Payments will be allocated to the DCA program, unless you specify otherwise. Any allocation of a new Purchase Payment to the DCA program will be treated as commencing a new DCA Period.

The main objective of the DCA program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, the DCA program allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. The DCA program allows you to take advantage of market fluctuations. However, it is important to understand that the DCA program does not insure a profit or protect against loss in a declining market.

Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. You may elect to participate in an asset allocation model at any time prior to your Maximum Annuity Commencement Date as long as we are still offering asset allocation models. Asset allocation is the process of investing in different asset classes, such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Our asset allocation program consists of one or more asset allocation models that we may make available from time to time. You may participate in only one model at a time. Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. You may request a copy of this brochure by calling us at (877) 253-2323. We may add or delete such models in the future.

Our asset allocation models are “static.” That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Contract Owners who elect an asset allocation model on or after that date. Contract Owners who have elected an existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model. However, such Contract Owners may make an independent decision to change their asset allocations at any time. Investment alternatives, other than these asset allocation models, are available that may enable you to invest your Account Value with similar risk and return characteristics. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Systematic Withdrawal Program

You may select our Systematic Withdrawal Program at any time prior to your Maximum Annuity Commencement Date. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. They may also be included as income and subject to a 10% federal tax penalty as well as charges applicable on withdrawal. You should consult a qualified tax professional before choosing this option. We reserve the right to limit the election of this program to Contracts with a minimum Account Value of $10,000.

You are responsible for and may have to adjust the amount and timing of your systematic withdrawals to comply with amounts you are allowed to withdraw under an optional living benefit. For more detail regarding the amount that you may withdraw under your optional living benefit, please see “Annual Withdrawal Amount” and “Lifetime Withdrawal Percentage.”

Withdrawals may significantly reduce the death benefit amount under your Contract. (See “Calculating the Death Benefit.”)

You may change or stop this program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

You may select our Portfolio Rebalancing Program at any time prior to your Maximum Annuity Commencement Date. Under this program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis. If you are participating in an optional living benefit, then, on a quarterly basis, we will automatically transfer your Account Value among the Designated Funds you have selected to maintain the percentage allocations you have chosen. (See “DESIGNATED FUNDS” and “BUILD YOUR OWN PORTFOLIO.”)

WITHDRAWALS AND WITHDRAWAL CHARGES

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge. (See “Withdrawal Charge.”) Upon request, we will notify you of the amount we would pay in the event of a full withdrawal. Withdrawals also may have adverse federal income tax consequences including a 10% penalty tax. (See “TAX PROVISIONS.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows:

•

first we determine your Account Value based on any Fixed Account Value in the DCA program and on the price next determined for each Sub-Account at the end of the Valuation Period during which we receive your withdrawal request;

•	we then deduct the Account Fee, if applicable; and finally,

•	we calculate and deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, cancellation of all rights and privileges under your Contract, and your optional living benefit will end.

Partial Withdrawals

When you request a partial withdrawal, you can ask to have any applicable charges deducted either from:

•	the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or

•	your Account Value (thereby reducing your Account Value by the amount of your partial withdrawal request plus any applicable withdrawal charges).

If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option any applicable taxes will be deducted from the amount you receive.

You may specify the amount you want withdrawn from each Sub-Account and/or Fixed Account option to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected “Build Your Own Portfolio,” withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefits and the death benefits that appear elsewhere in this Prospectus for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, in Good Order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

•	when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;

•

when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account;

•	when an SEC order permits us to defer payment for the protection of Participants; or

•	when mandated by applicable law.

If, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the corresponding Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge.

The “free withdrawal amount” is equal to 10% of the amount of all Purchase Payments you have made minus all withdrawals that were not subject to withdrawal charges taken during the current Account Year. The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount is subject to the withdrawal charge. In no event will a withdrawal charge be based on an amount more than the total Purchase Payments not previously withdrawn. After the fourth Account Anniversary, any amount you withdraw is free of withdrawal charges.

The “free withdrawal amount” that you do not use in an Account Year is not cumulative. In other words, it will not be carried forward or available for use in future Account Years.

For an example of how we calculate the “free withdrawal amount,” see “APPENDIX B - WITHDRAWAL CHARGE CALCULATIONS.”

Order of Withdrawals

Each time you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. If the amount you withdraw is in excess of your free withdrawal amount, then that excess may be subject to a withdrawal charge. We will withdraw the excess, in order, from your oldest remaining Purchase Payment to your most recent Purchase Payment. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, the balance withdrawn (which would include the 0.15% credit described under “Mortality and Expense Risk Charge”) is not subject to a withdrawal charge. After the fourth Account Anniversary, amounts withdrawn are not subject to withdrawal charges.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the amount you withdraw by a percentage. As set forth below, the percentage decreases according to the number of complete Account Years since your Issue Date. After your fourth Account Anniversary, any amount you withdraw is free of withdrawal charges. The withdrawal charge scale is as follows:

Number of Account Years Since Your Issue Date	Withdrawal Charge
0 - 1	8%
1 - 2	8%
2 - 3	7%
3 - 4	6%
4 or more	0%

The withdrawal charge will never be greater than 8% of an amount equal to your Account Value minus your “free withdrawal amount.” You may want to consider deferring a withdrawal because withdrawal charges decline the longer your Contract is in effect.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see “APPENDIX B - WITHDRAWAL CHARGE CALCULATIONS.”

Types of Withdrawals not Subject to Withdrawal Charge

Nursing Home Waiver

We will waive the withdrawal charge for a full withdrawal if:

•	the nursing home waiver is approved in the state of issue;

•	at least one year has passed since your Issue Date;

•	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

•	your confinement to an eligible nursing home began after your Issue Date.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (877) 253-2323.

Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals

We do not impose withdrawal charges:

•	when you annuitize your Contract;

•	on amounts we pay as a death benefit;

•	on amounts you transfer among the Sub-Accounts; or

•	on any amounts transferred as part of an optional program. (See “Other Programs.”)

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct an annual Account Fee of $50 from your Account Value to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro-rata from each Sub-Account and each Fixed Account option, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account Value, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro-rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this fee is deducted at an annual effective rate equal to 0.20% of your average daily Variable Account Value. During the Income Phase, this fee is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.30% of your average daily Variable Account Value.

We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to: (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of the optional death benefit and any optional living benefits will exceed the amount of the charges we deduct for those optional benefits; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or the optional death benefit. The 1.65% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Charges for Optional Benefits

You may only elect one of the optional living benefits. If you elect an optional living benefit, we will deduct a fee from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The fee will be a percentage of the Withdrawal Benefit Base during the Account Year. (The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.) (See “Withdrawal Benefit Base.”) The percentage rates that we use to determine these fees may change over time, but will not exceed the maximum annual rates shown in the following chart. The chart also shows the current annual rates for each optional living benefit. (For more information about this fee, please see “FEES AND EXPENSES.”)

	Single-Life Coverage		Joint-Life Coverage
	Current Annual Rate	Maximum Annual Rate	Current Annual Rate	Maximum Annual Rate
Income Riser III	1.10%	1.75%	1.30%	1.95%
Income Maximizer	1.10%	1.75%	1.30%	1.95%
Income Maximizer Plus	1.25%	1.75%	1.45%	1.95%

If you elect the MAV optional death benefit, during the Accumulation Phase, we will deduct a daily charge at an effective annual rate of 0.40% of your average daily Variable Account Value. For more information about this charge, please see “FEES AND EXPENSES.” For more information about the calculation of this charge, please see “Variable Accumulation Unit Value” under “Variable Account Value.”

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses and Restrictions

There are fees and expenses deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFITS

We offer a suite of optional living benefits that help protect your future income against market risk (that is, the risk that your investments may decline in value or underperform your expectations). Each living benefit provides lifetime income even if the Account Value declines to zero, provided that certain requirements are met. Note that, if your Account Value is reduced to zero prior to your Coverage Date (generally the Account Anniversary after you turn 59), then your Contract and your living benefit will end. This means that you could pay for a benefit that you never receive.

You may elect to participate in any one of the following optional living benefits (each, a “Living Benefit”):

•	Income Riser III (“SIR III”)

•	Income Maximizer (“SIM”)

•	Income Maximizer Plus (“SIM Plus”)

You can only elect one Living Benefit and that election must be made no later than the Issue Date. You will pay a fee for the Living Benefit that you elect. You may terminate a Living Benefit at any time. However, once terminated, a Living Benefit cannot be reinstated.

These Living Benefits are available only if you are 85 or younger on the Open Date. For SIM or SIM Plus all Contract Owners and Annuitants must be 21 or older on the Open Date. Important information about cost, restrictions and availability of each Living Benefit is described more fully below. You should consult with tax and financial professionals to determine which of the Living Benefits is appropriate for you.

Living Benefits are designed to give you income for the rest of your life, regardless of investment performance. To determine the amount of lifetime income for which you are eligible, we consider two factors: your Withdrawal Benefit Base and your Lifetime Withdrawal Percentage. First, we set your Withdrawal Benefit Base to equal your initial Purchase Payment. We then determine your Lifetime Withdrawal Percentage, based on your age when you start taking withdrawals after your Coverage Date. The amount you can withdraw each Account Year equals your Annual Withdrawal Amount, which is your Lifetime Withdrawal Percentage multiplied by your Withdrawal Benefit Base. A Living Benefit gives you the opportunity, through Bonuses, step-ups, the Plus Factor (SIM Plus only), and the 200% Benefit Enhancement (SIM and SIM Plus only), to increase your Withdrawal Benefit Base and, therefore, your Annual Withdrawal Amount. See “Key Terms” for a better understanding of the Living Benefits before reading about them in more detail later in this Prospectus.

Key Terms

It is important to understand several key terms that are fundamental to the Living Benefits. These key terms are described in greater detail elsewhere in this Prospectus.

Annual Withdrawal Amount: an annual dollar amount calculated as a percentage of the Withdrawal Benefit Base beginning on the Coverage Date.

Bonus: an amount equal to 7% (for SIR III), and 8% (for SIM and SIM Plus only), of the Bonus Base credited to the Withdrawal Benefit Base in Account Years during the Bonus Period when no withdrawals are taken.

Bonus Base: the amount on which bonuses are calculated. The Bonus Base is set equal to your initial Purchase Payment, increased by any subsequent Purchase Payments and any “step-ups” (described below), and reduced proportionately by any Early Withdrawals and any Excess Withdrawals, and the One-Time Access Withdrawal (for SIM and SIM Plus only).

Bonus Period: a ten-year period beginning on the Issue Date and ending on your tenth Account Anniversary. For SIR III, this Bonus Period will renew at step-up. For SIM and SIM Plus, the Bonus Period is not renewable, and will end early if any withdrawal (other than the One-Time Access Withdrawal) is taken.

Coverage Date: your Issue Date if you are at least age 59; otherwise, the first Account Anniversary after you attain age 59. On this date, you will be eligible to begin receiving your Annual Withdrawal Amount, provided your Account Value is greater than zero.

Early Withdrawal: a withdrawal taken before the Coverage Date.

Excess Withdrawal: a withdrawal taken after the Coverage Date which, alone or when combined with any other withdrawals taken in the same Account Year, exceeds the Annual Withdrawal Amount (or, if greater, any required minimum distribution amount as defined under the Internal Revenue Code).

Lifetime Withdrawal Percentage: a percentage of the Withdrawal Benefit Base used to calculate the amount you can withdraw each Account Year. The percentage is determined based on your attained age at the time of your first withdrawal after the Coverage Date, unless the withdrawal is the One-Time Access Withdrawal (for SIM and SIM Plus only). Under each Living Benefit, a different Lifetime Withdrawal Percentage applies to specified age ranges. In all cases, the oldest age range corresponds to the highest percentage.

One-Time Access Withdrawal (for SIM and SIM Plus only): a withdrawal that will reduce your Withdrawal Benefit Base, your Bonus Base, and the amount eligible for the 200% Benefit Enhancement, but will not activate or lock-in your Lifetime Withdrawal Percentage or end your Bonus Period.

Plus Factor (for SIM Plus only): an annual increase of 2.5% to the Withdrawal Benefit Base on each Account Anniversary after the Coverage Date that is initiated if you have taken a withdrawal other than a One-Time Access Withdrawal.

200% Benefit Enhancement (for SIM and SIM Plus only): an amount equal to the sum of 200% of the total Purchase Payments made in the first Account Year and 100% of Purchase Payments made on or after the first Account Anniversary. This sum is reduced proportionately by the One-Time Access Withdrawal, if taken.

Withdrawal Benefit Base: the amount used to calculate (i) your Annual Withdrawal Amount and (ii) the cost of your Living Benefit described below.

When discussing the Living Benefits, the terms “you” and “your” refer to the oldest living Participant under single-life coverage or the younger spouse under joint-life coverage. In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Description of the Living Benefits

Each Living Benefit provides you with (i) a guaranteed lifetime withdrawal benefit and (ii) an opportunity to increase the amount of that benefit each year, if you meet certain requirements. First, you must allocate 100% of your Account Value in designated investment choices that are designed to help manage our risk and to support the guarantees under the Living Benefit. Second, after your Coverage Date, you must limit your total withdrawals in each year that a Living Benefit is in effect to an amount no greater than the Annual Withdrawal Amount. Your Living Benefit is in effect beginning on the Issue Date and ending on the earlier of the Annuity Commencement Date or the termination of the Living Benefit. Of course, you can always withdraw an amount up to your Surrender Value pursuant to your rights under the Contract.

Each of the Living Benefits allows you to defer withdrawals during your early Account Years to increase your benefit in later years. SIM and SIM Plus also offer the ability to increase the Withdrawal Benefit Base (i) by making additional Purchase Payments after your first Account Anniversary and (ii) through the 200% Benefit Enhancement. In addition, SIM Plus offers the Plus Factor that provides an additional means to increase the Withdrawal Benefit Base. SIM and SIM Plus also permit a One-Time Access Withdrawal that can be taken before you begin taking your Annual Withdrawal Amount.

You may elect single-life coverage or, for a higher fee, joint-life coverage. Under the Living Benefits, once you make an election, you cannot switch between joint-life and single-life coverage regardless of any change in life events. Joint-life coverage:

(i)	must be elected on the Issue Date and cannot be added later;

(ii)	is available on an individually-owned Contract only if the spouse is the sole primary beneficiary under the Contract while the Living Benefit is in effect;

(iii)	is available on a co-owned Contract only if the spouses are the only co-owners while the Living Benefit is in effect; and

(iv)	is not available if you are unmarried on the Issue Date.

If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

With joint-life coverage, the age of the person who was the younger spouse on the Issue Date determines when you can begin to receive your Living Benefit. Your Coverage Date will be the Issue Date provided that person is age 59. If that person is younger than age 59, your Coverage Date will be the Account Anniversary after he or she attains (or would have attained) age 59. It does not matter whether the person who was the spouse is still alive or whether you are still married to that person. The Lifetime Withdrawal Percentage is based on the age the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the Coverage Date. The Lifetime Withdrawal Percentage may be reset to a higher percentage in the event of a step-up.

Please note: Whereas withdrawals of the Annual Withdrawal Amount under single-life coverage end when any Participant dies, withdrawals of the Annual Withdrawal Amount under joint-life coverage continue as long as either you or your spouse is alive. To take the Annual Withdrawal Amount after the death of a spouse under joint-life coverage, however, the surviving spouse must first elect to continue the Contract through spousal continuation. (See “Death of Participant - Joint-Life Coverage.”)

The following chart summarizes the important information about the terms and conditions of each Living Benefit that is presented in more detail below and in the related appendices.

Purchase Payments and Maximum Withdrawal Benefit Base

	SIR III		SIM	SIM Plus
Purchase Payments allowed after the first Account Anniversary	Not permitted		If permitted, are limited to $50,000 per Account Year without our approval	Same as SIM

Maximum Withdrawal Benefit Base	$5 million		$10 million	Same as SIM

Lifetime Income

	SIR III		SIM	SIM Plus
	Age	Percentage	Same as SIR III	Age	Percentage
Lifetime Withdrawal Percentage	59 - 64	4%		59 - 64	3%
	65 - 79	5%		65 - 79	4%
	80+	6%		80+	5%

Plus Factor	N/A		N/A	The Withdrawal Benefit Base increases by 2.5% annually after you start taking your Annual Withdrawal Amount

Bonuses and Enhancements

	SIR III		SIM	SIM Plus
Bonus	7% of Bonus Base		8% of Bonus Base	Same as SIM

Bonus Period	10 years from Issue or last step-up		• 10 years from Issue Date • Does not renew at step-up • Ends with any withdrawal (other than One-Time Access Withdrawal)	Same as SIM

200% Benefit Enhancement	N/A		Withdrawal Benefit Base increased to 200% of total 1st year Purchase Payments	Same as SIM

Step-Up

	SIR III	SIM	SIM Plus
Annual Step-Up

•   During the Bonus Period, the Withdrawal Benefit Base and Bonus Base will step-up to the Account Value, if the Account Value is greater than Withdrawal Benefit Base, increased by any Bonuses

•   Future Bonuses based on stepped-up Bonus Base

•   After the Bonus Period, the Withdrawal Benefit Base will step-up to the Account Value, if Account Value is greater than Withdrawal Benefit Base

•   Step-through to a higher Lifetime Withdrawal Percentage occurs at step-up, if you have attained age for higher tier

Same as SIR III except: • Bonus Period does not renew at step-up

Same as SIM, and also:

•   After the Bonus Period when taking income, the Withdrawal Benefit Base will step-up to the Account Value, if Account Value is greater than Withdrawal Benefit Base increased by the Plus Factor

Impact of Withdrawals

	SIR III	SIM	SIM Plus
Annual Withdrawal Amounts	• Reduce Account Value dollar-for-dollar • Do not reduce Withdrawal Benefit Base or Bonus Base	Same as SIR III except: • Ends Bonus Period and 200% Benefit Enhancement	Same as SIM, and also: • Plus Factor added on each Account Anniversary

Early Withdrawals

•   Reduce Account Value dollar-for-dollar

•   Reduce Bonus Base and Withdrawal Benefit Base each in the same proportion as the amount withdrawn reduces the Account Value

•   Subject to withdrawal charge on amount of withdrawal in excess of free withdrawal amount

•   May be subject to 10% federal tax penalty if taken before age 59 1⁄2

•   Contract and Living Benefit cancelled if Account Value reduced to zero as a result of an Early Withdrawal

		Same as SIR III, and also: • Ends Bonus Period and 200% Benefit Enhancement	Same as SIM

Excess Withdrawals

•   Reduce Account Value dollar-for-dollar

•   Reduce Bonus Base and Withdrawal Benefit Base in the same proportion as the Account Value is reduced by the amount of the withdrawal that exceeds the Annual Withdrawal Amount

•   Subject to withdrawal charge on amount of withdrawal in excess of free withdrawal amount

•   Contract and Living Benefit cancelled if Account Value reduced to zero as a result of an Excess Withdrawal

		Same as SIR III, and also: • Ends Bonus Period and 200% Benefit Enhancement	Same as SIM, and also: • No Plus Factor permitted in any year during which an Excess Withdrawal is taken

	SIR III	SIM	SIM Plus
One-Time Access Withdrawal	N/A

•   Reduce Account Value dollar-for-dollar

•   Reduces Withdrawal Benefit Base, Bonus Base, and the amount eligible for the 200% Benefit Enhancement each in the same proportion as the amount withdrawn reduces the Account Value

•   If 1st withdrawal is an Early Withdrawal, then it will be treated as a One-Time Access Withdrawal

•   If 1st withdrawal is taken after the Coverage Date, then you must decide whether to elect to use withdrawal as One-Time Access Withdrawal

•   Will not lock in the Lifetime Withdrawal Percentage

•   Not available if any systematic withdrawal program has been selected

Same as SIM, and also: • Does not trigger initiation of Plus Factor

Investment Options

	SIR III	SIM	SIM Plus
Designated Funds	100% must be allocated among specified Funds; or 100% to asset allocation models	100% must be allocated among specified Funds	Same as SIM

Portfolio Model (Build Your Own Portfolio)

Allocation Ranges:

•   30% - 50% Fixed Income Funds

•   40% - 60% Core Retirement Strategies Funds

•   10% - 30% Asset Allocation Funds

•   0% - 20% Core Equity Funds

•   0% - 20% Growth Equity Funds

•   0% - 10% Specialty Funds

		Allocation Ranges: • 0% - 60% Balanced Funds • 40% - 100% Fixed Income Funds	Same as SIM

Important Considerations

Optional living benefits may not be appropriate for all investors. Before purchasing a Living Benefit, you should carefully consider the following:

1. The frequency and amount of withdrawals you anticipate.

•

You should not purchase a Living Benefit if you plan to take Early or Excess Withdrawals, because such withdrawals may significantly reduce or eliminate the value of the guarantees provided by the Living Benefit.

•

Because the guaranteed lifetime withdrawal benefit under each Living Benefit is accessed through regular withdrawals that do not exceed the Annual Withdrawal Amount, such an optional living benefit may not be appropriate for you if you do not foresee a need for frequent withdrawals and your primary objective is to take maximum advantage of the tax deferral aspect of the Contract.

•

The timing and amount of your withdrawals may significantly decrease, and even terminate, your benefits under a Living Benefit. For example, if your Account Value is reduced to zero immediately following an Early Withdrawal, Excess Withdrawal, or the One-Time Access Withdrawal, then your Withdrawal Benefit Base will also be reduced to zero and your Contract will terminate without value and, thereafter, no Annual Withdrawal Amount will be paid.

•	Early and Excess Withdrawals may decrease the Withdrawal Benefit Base, the Bonus Base, and the 200% Benefit Enhancement by more than the amount withdrawn.

•

You should carefully consider when to begin making withdrawals, because you may not start at the most financially beneficial time for you. For example, by waiting to take withdrawals, you will have a greater opportunity to increase your Annual Withdrawal Amount, but you will have less time to take withdrawals.

•	Withdrawals taken in connection with a Living Benefit also:

•	reduce your Account Value;

•	reduce your death benefit under the Contract, including any optional death benefit;

•	may be subject to withdrawal charges; and

•	may be subject to income taxes and federal tax penalties (e.g., if taken before age 59 1⁄2).

2. Your investment objectives.

•	Your entire Account Value must be allocated to a limited number of specified Funds.

•	Any investment in or transfer to a Fund that is not a Designated Fund, or that falls outside the allocation ranges for the Build Your Own Portfolio model, will terminate your Living Benefit.

You should consult your financial adviser to assist you in determining which investment options may be best suited for your financial needs and risk tolerance.

3. The cost of the Living Benefit.

•	You will begin paying the fee for the Living Benefit as of the Issue Date, even if you do not begin taking withdrawals for many years, or ever.

•	The percentage rate used to calculate the fee may increase or decrease over time, but will not exceed the maximum annual rate shown in the fee table. (See “Costs of Living Benefits.”)

•	We will not refund the fees that you have paid for the Living Benefit.

4. The impact of tax regulations.

•	The tax rules for Qualified Contracts may limit the value of a Living Benefit. You should consult a qualified tax professional before electing a Living Benefit for a Qualified Policy.

•	You may not elect a Living Benefit with an Inherited Non-Qualified or Beneficiary IRA Contract.

•	You may only withdraw your annual required minimum distribution (“RMD”) allowed under the Internal Revenue Code once during any given Account Year.

•	For SIM and SIM Plus, any withdrawals taken (including RMDs) will end the Bonus Period and the 200% Benefit Enhancement unless your withdrawal is your One-Time Access Withdrawal.

5. Whether joint-life coverage or single-life coverage is appropriate for you.

•	With joint-life coverage, all benefits are based on the age of the younger spouse.

•

If your spouse is significantly younger or older than you, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possible long waiting period to begin annual withdrawals and to become eligible for the 200% Benefit Enhancement (for SIM or SIM Plus only), the longer period during which your Account Value could be reduced to zero prior to the Coverage Date, and the higher fee for joint-life coverage.

•	Single-life coverage may not be an appropriate choice on a co-owned Contract because the Living Benefit will end on the death of any Participant.

•	Once you elect joint-life coverage, you or your spouse will always pay the higher joint-life fee.

•

If your spouse (as of the Issue Date) is no longer your spouse or no longer the sole primary beneficiary under the Contract, then coverage will continue until the death of a Participant. If a Participant remarries, the new spouse is not covered under the joint-life feature.

•	If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

6. The amount and frequency of Purchase Payments.

•	After your Issue Date, we may limit the amount and timing of Purchase Payments that you can make.

•	For SIR III you cannot make Purchase Payments after your first Account Anniversary. Consequently, SIR III may not be appropriate if you are actively invested in a contributory plan.

•

For SIM and SIM Plus, you can make additional Purchase Payments at any time. However, any Purchase Payments after the first Account Anniversary will be limited to $50,000 during any Account Year, without our prior approval. We reserve the right not to accept any additional Purchase payements under SIM and SIM Plus.

•

For SIM and SIM Plus, under the 200% Benefit Enhancement, any Purchase Payments made after the first Account Anniversary receive a lower benefit than Purchase Payments made during your first Account Year. (See “200% Benefit Enhancement.”)

•

For SIM and SIM Plus, because the Bonus Period ends on your tenth Account Anniversary, any Purchase Payment made after the first Account Anniversary will only be eligible for a Bonus for any years remaining in the Bonus Period.

7. What happens if your Account Value is reduced to zero.

•

If your Account Value is reduced to zero before your Coverage Date, the Account Anniversary following the 59th birthday of the older spouse under single-life coverage (the younger spouse under joint-life coverage), then no Annual Withdrawal Amount will be available, and your Contract, including your Living Benefit, will end. This is true even if no withdrawals had been taken and the Account Value fell to zero as a result of poor investment performance, as well as the deduction of Contract fees and charges.

•

If your Account Value is reduced to zero after your Coverage Date, for any reason other than immediately following an Excess Withdrawal or the One-Time Access Withdrawal, then your Contract, including your

Living Benefit, will end, except that payments of the Annual Withdrawal Amount (calculated on the following Account Anniversary), increased by the Plus Factor if applicable, will continue to be paid to the Participant for the rest of his/her life. This is true even if your Account Value falls to zero through any combination of (i) poor investment performance, (ii) the deduction of Contract fees and charges, as well as (iii) taking your Annual Withdrawal Amount.

•

If your Account Value is reduced to zero immediately following an Early Withdrawal, Excess Withdrawal, or the One-Time Access Withdrawal, then your Contract, including your Living Benefit, will end, and no future Annual Withdrawal Amounts will be available.

See “APPENDIX D - OPTIONAL LIVING BENEFIT EXAMPLES” for examples showing how the features of these Living Benefits work.

Withdrawal Benefit Base

We use the Withdrawal Benefit Base to calculate the Annual Withdrawal Amount. On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any subsequent Purchase Payments;

•	increased by any applicable Bonuses;

•	increased by any step-ups;

•	increased by the 200% Benefit Enhancement (SIM and SIM Plus only);

•	increased by the Plus Factor (SIM Plus only);

•	decreased by any Early and Excess Withdrawals; and

•	decreased by the One-Time Access Withdrawal (SIM and SIM Plus only).

The maximum Withdrawal Benefit Base permitted upon any step-up is $5 million for SIR III. After including any step-ups, Bonuses, 200% Benefit Enhancement, and the Plus Factor, the maximum Withdrawal Benefit Base permitted is $10 million for SIM and SIM Plus. (For the purposes of determining these maximum limits, we reserve the right, in our sole discretion, to aggregate the benefit bases of all variable annuity contracts with living benefits that you own and that are issued by Delaware Life Insurance Company or it affiliates.)

Please note:

•	We use the Withdrawal Benefit Base to calculate the Annual Withdrawal Amount as well as the fee for your Living Benefit.

•

Your Withdrawal Benefit Base is not a cash value, a Surrender Value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any Sub-Account, and it is not a guarantee of Account Value.

Lifetime Withdrawal Percentage

We use the Lifetime Withdrawal Percentage to calculate the Annual Withdrawal Amount. The Lifetime Withdrawal Percentage is determined based on:

•	your age at the time of the first withdrawal taken after the Coverage Date; or

•	if joint-life coverage is selected, the age of the younger spouse at the time of the first withdrawal taken after the Coverage Date.

Age at time of first withdrawal	Lifetime Withdrawal Percentage - Single-Life and Joint-Life Coverage
	SIR III and SIM	SIM Plus
< 59	0%	0%
59 - 64	4%	3%
65 - 79	5%	4%
80+	6%	5%

Please note: Once established, the Lifetime Withdrawal Percentage will not increase even though your age increases, except in certain circumstances involving step-ups. (See “Step-Up.”)

Annual Withdrawal Amount

Beginning on the Coverage Date, you can withdraw up to the Annual Withdrawal Amount from your Contract in any Account Year without reducing your Withdrawal Benefit Base. The Annual Withdrawal Amount is determined by multiplying the Withdrawal Benefit Base by the Lifetime Withdrawal Percentage (shown in the chart above), based on your age at the time of first withdrawal (other than the One-Time Access Withdrawal) after the Coverage Date. Your Annual Withdrawal Amount is recalculated on your Account Anniversary based upon the increases or decreases to the Withdrawal Benefit Base that occurred during the previous Account Year.

A Purchase Payment will increase your Withdrawal Benefit Base and your Annual Withdrawal Amount will immediately be recalculated. All other increases to the Withdrawal Benefit Base will occur on your next Account Anniversary and result in a new Annual Withdrawal Amount at that time. If an Excess Withdrawal has been taken, your available Annual Withdrawal Amount will be zero for the remainder of that Account Year. On your next Account Anniversary, a new Annual Withdrawal Amount will be calculated, based on your then current Withdrawal Benefit Base. If your Account Value has been reduced to zero immediately following an Excess Withdrawal, your Contract, including your Living Benefit, will end.

Your Lifetime Withdrawal Percentage will increase if your age at the time of step-up coincides with a higher percentage (shown in the chart above).

For further information regarding the impacts of taking your Annual Withdrawal Amount please see “Tax Issues Under the Living Benefits” and “TAX PROVISIONS.”

Please note:

•	If the Living Benefit is elected before your Coverage Date, then you will still be assessed a fee for the Living Benefit, even though the Annual Withdrawal Amount will be zero until the Coverage Date.

•

Your Annual Withdrawal Amount is not cumulative. This means that if you do not take the entire Annual Withdrawal Amount during an Account Year, then you cannot take more than the Annual Withdrawal Amount in the next Account Year and maintain the Living Benefit’s guarantees.

Bonus and Bonus Base

If you make no withdrawals in an Account Year during the Bonus Period, then, on each Account Anniversary during the Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of the Bonus Base (under SIR III), and 8% of the Bonus Base (under SIM and SIM Plus). The Bonus Period is a ten-year period beginning on the Issue Date and ending on your tenth Account Anniversary. If you step-up SIR III during the Bonus Period, the Bonus Period is renewed for ten years from the date of the step-up. For SIM and SIM Plus, the Bonus Period is not renewable, and will end early if any withdrawal is taken (other than the One-Time Access Withdrawal).

We use the Bonus Base to calculate the Bonus. We set the initial Bonus Base to equal the initial Purchase Payment at issue. The Bonus Base will be increased by any subsequent Purchase Payments and any step-ups. The Bonus Base will be decreased by any Early Withdrawals, Excess Withdrawals, or the One-Time Access Withdrawal.

Please note:

•	Under SIR III:

•	A Bonus will not be applied during your Bonus Period in any Account Year in which you take a withdrawal.

•	Early and Excess Withdrawals will reduce the Bonus Base. (See “Impact of Withdrawals.”)

•	Under SIM and SIM Plus:

•	Any withdrawal (other than the One-Time Access Withdrawal) will end your Bonus Period and eliminate your Bonus Base.

•	A One-Time Access Withdrawal will reduce the Bonus Base. (See “Impact of Withdrawals.”)

200% Benefit Enhancement (SIM and SIM Plus only)

If no withdrawals, other than the One-Time Access Withdrawal, are taken from the Contract, then your Withdrawal Benefit Base will increase to an amount equal to the amount of the 200% Benefit Enhancement on the latest of:

•	the 10th Account Anniversary,

•	the Account Anniversary following your 70th birthday, or

•	the Account Anniversary following the 70th birthday of the younger spouse, if joint-life is elected.

On this date, we will set your Withdrawal Benefit Base to equal the greater of:

•	the current Withdrawal Benefit Base, or

•	the 200% Benefit Enhancement.

The 200% Benefit Enhancement equals the sum of (1), (2), and (3), below:

(1)	200% of the initial Purchase Payment,

(2)	200% of any additional Purchase Payments made before and including the first Account Anniversary, and

(3)	100% of additional Purchase Payments made after the first Account Anniversary.

If the One-Time Access Withdrawal is taken, the amount of the 200% Benefit Enhancement will be reduced in the same proportion as the amount withdrawn reduces the Account Value. The One-Time Access Withdrawal will not eliminate the 200% Benefit Enhancement.

Please note:

•	If any withdrawal, other than the One-Time Access Withdrawal, is taken from the Contract, then you will not be eligible for the 200% Benefit Enhancement or any future Bonuses.

•	This benefit may increase your Withdrawal Benefit Base when investment performance is neutral or negative.

•

If, as a result of positive investment performance, your Withdrawal Benefit Base is greater than your 200% Benefit Enhancement, then you would not need or receive the 200% Benefit Enhancement because your actual performance is greater than the guarantee provided by the 200% Benefit Enhancement.

•

Purchase Payments made after the first Account Anniversary will not provide any additional benefit to the 200% Benefit Enhancement. This is because the additional amount added to the 200% Benefit Enhancement is equal to 100% of Purchase Payments made after the first Account Anniversary. When adding Purchase Payments after the first Account Year, the same increase is made to the Withdrawal Benefit Base and, consequently, the additional Purchase Payment will not provide any greater benefit under the 200% Benefit Enhancement.

•	The maximum Withdrawal Benefit Base permitted for SIM and SIM Plus is $10 million.

•	If you are participating in SIR III, the 200% Benefit Enhancement is not available to you.

Step-Up

The step-up feature available with the Living Benefit gives you an opportunity to grow your Withdrawal Benefit Base.

•	On each Account Anniversary during the Bonus Period and before your Annuity Commensement Date;

•

If your Account Value exceeds your current Withdrawal Benefit Base, adjusted for any applicable Bonus, we will automatically increase your Withdrawal Benefit Base and Bonus Base to an amount equal to your Account Value.

•	If your Account Value is less than your current Withdrawal Benefit Base, adjusted for any applicable Bonus, you will receive the Bonus, instead of a step-up.

•

On each Account Anniversary after the Bonus Period and before your Annuity Commencement Date, if your Account Value exceeds your current Withdrawal Benefit Base, increased by the Plus Factor, if any, we will automatically increase your Withdrawal Benefit Base to an amount equal to your Account Value.

Please note: The Lifetime Withdrawal Percentage will increase if you have crossed into another age tier at the time of the step-up (we refer to this as “step-through”). For example, if you are age 79 (in the 65-79 age tier) when you make your first withdrawal, and you are age 80 at the time of the automatic step-up of your Withdrawal Benefit Base, then your Lifetime Withdrawal Percentage will increase to the level for the 80+ age tier. (See the chart under “Lifetime Withdrawal Percentage.”)

Plus Factor (SIM Plus only)

After the Coverage Date and if you have taken a withdrawal (other than a One-Time Access Withdrawal), the Plus Factor will be initiated. On each Account Anniversary thereafter, we will automatically increase your Withdrawal Benefit Base by 2.5%, unless a step-up would result in a greater Withdrawal Benefit Base.

Please note:

•	A 2.5% Plus Factor increase could prevent a step-up to a higher Lifetime Withdrawal Percentage (referred to as a step-through).

•	If you take an Excess Withdrawal in any Account Year, you will forfeit the Plus Factor for that Account Year.

•

If your Account Value is reduced to zero immediately following an Excess Withdrawal, then no Annual Withdrawal Amount will be available. The Contract, including your Living Benefit and the Plus Factor, will end.

•

If your Account Value is reduced to zero for any reason, other than immediately following an Excess Withdrawal (or One-Time Access Withdrawal), then the Contract, including your Living Benefit, will end, except that payments of the Annual Withdrawal Amount, increased by the Plus Factor if applicable, will continue to be paid to the Participant for the rest of his/her life.

•	If you are participating in SIR III or SIM, the Plus Factor is not available to you.

Impact of Withdrawals

Starting on your Coverage Date and continuing to your Annuity Commencement Date, you may take partial withdrawals up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base or Bonus Base. These withdrawals will, however, reduce your Account Value by the amount of the withdrawal (and, consequently, the amount of your death benefit proportionately). In addition, these withdrawals are subject to withdrawal charges to the extent that they exceed the greatest of: (i) the free withdrawal amount permitted under your Contract (see “Free Withdrawal Amount”); (ii) your “yearly RMD amount” (subject to conditions discussed in “Tax Issues Under Living Benefits,”); and (iii) your Annual Withdrawal Amount.

Early Withdrawals

Withdrawals taken before your Coverage Date, referred to as “Early Withdrawals,” will reduce your Withdrawal Benefit Base and any Bonus Base according to the following formulas.

Your New Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Your New Bonus Base	=	BB x	(	AV - WD	)
AV

Where:

	WBB	=	your Withdrawal Benefit Base immediately before the Early Withdrawal.

	BB	=	your Bonus Base immediately before the Early Withdrawal.

	WD	=	the amount of the Early Withdrawal.

	AV	=	your Account Value immediately before the Early Withdrawal.

Under SIM and SIM Plus, your first withdrawal, if taken before the Coverage Date, will be deemed the One-Time Access Withdrawal. (See “One-Time Access Withdrawal.”) For Early Withdrawals, the Withdrawal Benefit Base and the Bonus Base are both reduced proportionally by the full amount of the withdrawal.

Excess Withdrawals

After the Coverage Date, any partial withdrawal that, when taken alone or in combination with all other withdrawals taken in the same Account Year, exceeds the Annual Withdrawal Amount is referred to as an “Excess Withdrawal.” An Excess Withdrawal will reduce your Withdrawal Benefit Base and any Bonus Base according to the following formulas.

Your New Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Your New Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Where:

	WBB	=	your Withdrawal Benefit Base immediately before the Excess Withdrawal.

	BB	=	your Bonus Base immediately before the Excess Withdrawal.

	WD	=	the amount of the Excess Withdrawal.

	AV	=	your Account Value immediately before the Excess Withdrawal.

	AWA	=	your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

If you take an Excess Withdrawal, the Withdrawal Benefit Base and the Bonus Base are both reduced proportionally by the amount of the withdrawal in excess of the Annual Withdrawal Amount.

One-Time Access Withdrawal (SIM and SIM Plus only)

You may take your first withdrawal as the One-Time Access Withdrawal. Before the Coverage Date, your first withdrawal will automatically be your One-Time Access Withdrawal. After your Coverage Date, when you make your first withdrawal, you have the option of electing to use the One-Time Access Withdrawal.

The One-Time Access Withdrawal differs from other withdrawals in that:

•	It will not end the 200% Benefit Enhancement, but will reduce the eligible amount based on the following formula:.

Your new 200% Benefit Enhancement	=	BE x	(	AV - WD	)
AV

Where:

	BE	=	the 200% Benefit Enhancement immediately before the One-Time Access Withdrawal.

	WD	=	the total amount of the One-Time Access Withdrawal.

	AV	=	the Account Value immediately before the One-Time Access Withdrawal.

•	It will reduce the Withdrawal Benefit Base and Bonus Base in the same manner as an Early Withdrawal. (See “Early Withdrawals.”)

•	If taken during the Bonus Period, then it will cause the Bonus for that Account Year to be forfeited, but will not end the Bonus Period.

•	If taken after the Coverage Date, then it will not lock in the Lifetime Withdrawal Percentage used to calculate the Annual Withdrawal Amount or initiate the Plus Factor for SIM Plus.

If you take a withdrawal after the Coverage Date and do not elect to use the One-Time Access Withdrawal then:

•	we will lock in the Lifetime Withdrawal Percentage;

•	you may begin to take your Annual Withdrawal Amount;

•	you will be eligible to receive any applicable Plus Factors under SIM Plus;

•	you will forfeit the One-Time Access Withdrawal benefit;

•	the Bonus Period ends; and

•	you will forfeit the 200% Benefit Enhancement.

If you are participating in SIR III, then the One-Time Access Withdrawal is not available to you.

Please Note: In regard to Early and Excess Withdrawals and the One-Time Access Withdrawal:

•	The above calculations show proportionate reductions. Generally speaking:

•	If your Account Value is greater than your Withdrawal Benefit Base, the reduction to your Withdrawal Benefit Base will be less than the amount withdrawn.

•	If your Account Value is less than your Withdrawal Benefit Base, the reduction to your Withdrawal Benefit Base will be more than the amount withdrawn.

•	Subsequent withdrawals taken after the One-Time Access Withdrawal will be treated as described in “Annual Withdrawal Amount,” “Early Withdrawals,” and “Excess Withdrawals.”

•

A withdrawal that does not exceed the Annual Withdrawal Amount may nevertheless affect the Bonus Period and step-ups. If you elect SIM or SIM Plus, then any withdrawal, except the One-Time Access Withdrawal, will result in the forfeiture of the 200% Benefit Enhancement and end the Bonus Period. Under SIM Plus, you will forfeit the Plus Factor for that Account Year if you take an Excess Withdrawal.

•	In addition, these withdrawals are subject to withdrawal charges if they occur before the fourth Account Anniversary and to the extent they exceed the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your yearly RMD amount for your Contract; and

•	your Annual Withdrawal Amount.

•

Early Withdrawals, Excess Withdrawals, and the One-Time Access Withdrawal could severely reduce, and even terminate, your Living Benefit, and could reduce your Account Value to zero, thereby terminating your Contract without value.

•

In addition to reducing your Living Benefit, any withdrawal taken before you reach age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

•

We do not monitor for Excess Withdrawals. Accordingly, if you take regular or scheduled withdrawals, you should carefully monitor your withdrawals to be certain they are not in excess of your Annual Withdrawal Amount.

•

The One-Time Access Withdrawal is only available at the time of your first partial withdrawal request and cannot be used in connection with any systematic withdrawal program available under your Contract.

•

The One-Time Access Withdrawal is not available for a withdrawal made as part of an exchange under Section 1035 of the Internal Revenue Code (“Code”) or as part of a transfer or rollover to an eligible retirement plan offered by another insurance company.

Costs of Living Benefits

If you select a Living Benefit, then we will deduct a fee from your Account Value on the last valuation day of each Account Quarter. The fee is a percentage of your Withdrawal Benefit Base and differs for single-life and joint-life coverage. The percentage rate may increase or decrease over time, but will not exceed the Maximum Annual Rates shown in the table below. If we change the rate, then you may elect to cancel your Living Benefit and no longer pay the fee.

	Single-Life				Joint-Life
	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate
SIR III	0.2750%	1.10%	0.4375%	1.75%	0.3250%	1.30%	0.4875%	1.95%
SIM	0.2750%	1.10%	0.4375%	1.75%	0.3250%	1.30%	0.4875%	1.95%
SIM Plus	0.3125%	1.25%	0.4375%	1.75%	0.3625%	1.45%	0.4875%	1.95%

Please note: Because the fee for the benefit is a percentage of your Withdrawal Benefit Base:

•

Your total annual fee is the sum of four quarterly fees and could be a much higher percentage of your Account Value than of your Withdrawal Benefit Base. The maximum annual fee is the maximum annual rate multiplied by the highest quarterly Withdrawal Benefit Base during that Account Year.

•	Your fee will increase as your Withdrawal Benefit Base increases (although the rate used to calculate the fee may remain the same).

Cancellation of Living Benefits

Should you decide that the Living Benefit is no longer appropriate for you, you may cancel it at any time.

We will terminate a Living Benefit upon the earliest of the following:

•	receipt, in Good Order, at our Service Address, of your written request to cancel the Living Benefit;

•	change of ownership of a Contract, unless you have received our prior approval to change the ownership;

•	death of a Participant (with single-life coverage);

•	death of a Participant with joint-life coverage, if the spouses on the Issue Date are no longer spouses or no longer sole primary beneficiaries;

•	annuitization;

•	termination/full surrender of the Contract;

•	the Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals, or the One-Time Access Withdrawal (for SIM and SIM Plus only);

•	if the Account Value is reduced to zero, prior to the Coverage Date, for any reason;

•	any investment in or transfer to a Fund that is not a Designated Fund; or

•	any investment in or transfer that is outside the allocation ranges for the Build Your Own Portfolio model.

Upon termination, all benefits and fees associated with a Living Benefit will cease. Once terminated, your Living Benefit cannot be reinstated.

Death of Participant - Single-Life Coverage

If you selected single-life coverage, then the Living Benefit ends on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary, he or she may elect to continue the Contract, but the Living Benefit will terminate and no optional living benefit will be available to your surviving spouse.

Please note:

•	Single-life coverage may be inappropriate on a co-owned Contract because the Living Benefit will end on the death of any Participant.

•

Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance” under “DEATH BENEFIT”) or any Living Benefit under the Contract. Co-owners who are not spouses should, therefore, discuss with their financial adviser whether a Living Benefit is appropriate for them. Also, if you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

Death of Participant - Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in a Living Benefit, the provisions of the section titled “Death of Participant - Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, then the surviving spouse, as the sole primary beneficiary, can elect to continue the Contract and all currently-held benefits will continue to the surviving spouse. In such case, the Account Value will be equal to the Death Benefit. If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

Alternatively, the surviving spouse may elect any available option under the death benefit provisions of the Contract. In such case, the Contract, including any applicable Living Benefit, will end.

Annuitization Under the Living Benefits

If your Account Value is greater than zero on your Maximum Annuity Commencement Date, then you must elect to:

•	surrender your Contract and receive your Surrender Value,

•	annuitize your Account Value under one of the then currently available Annuity Options, or

•

annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected on the Issue Date and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount increased by the Plus Factor, if applicable. If you make no election, we will default your choice to this option.

If you elect to annuitize prior to your Maximum Annuity Commencement Date, then your Contract and any Living Benefit will end.

Tax Issues Under the Living Benefits

Certain state and federal tax provisions may be important to you in connection with a living benefit. If your Contract is a Non-Qualified Contract, it is possible that the election of optional living benefits, such as the Living Benefits, might increase the taxable portion of any withdrawal you make from the Contract. It is not clear whether withdrawals after the Coverage Date while the Contract value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes. We intend to treat payments pursuant to a Living Benefit after the Contract value becomes zero as annuity payments for tax purposes.

You may not elect a Living Benefit with an inherited Non-Qualified Contract or beneficiary IRA Contract.

If your Contract is a Qualified Contract, then the retirement plan governing that Qualified Contract may be subject to certain required minimum distribution (RMD) provisions imposed by the Internal Revenue Code (the “Code”) and Internal Revenue Service (“IRS”) regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that an amount be distributed from the retirement plan each year, beginning generally in the calendar year in which you attain age 70 1⁄2. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we have assumed for all plans that the Qualified Contract (i.e., your Contract) is the only asset, and we determine a yearly RMD amount taking into account only your Contract (“Yearly RMD Amount”).

When you elect to participate in a Living Benefit, we will inform you that you may withdraw amounts up to your Yearly RMD Amount each year without reducing your Withdrawal Benefit Base. To assist you in complying with the RMD requirements, in January of each year, we will notify you of your calculated Yearly RMD Amount and inform you that you may withdraw amounts up to your Yearly RMD Amount each Account Year without reducing your Withdrawal Benefit Base. Please note: For SIM and SIM Plus, if you withdraw your yearly RMD amount, that withdrawal will end the Bonus Period and the 200% Benefit Enhancement.

To the extent that the Yearly RMD Amount attributable to your Contract exceeds the Annual Withdrawal Amount permitted each year under your Living Benefit, we currently are waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in a Living Benefit, then we will reduce your Account Value dollar-for-dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the Living Benefit will be reduced, dollar-for-dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•

you withdraw your (Qualified) Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2, rather than postponing the withdrawal of that amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your (Qualified) Contract that would result in your receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefit and Optional Living Benefits” under “TAX PROVISIONS.”

DESIGNATED FUNDS

To participate in a Living Benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit.

For Contracts participating in SIM or SIM Plus, the only Funds, dollar-cost averaging programs, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Model	Funds
Build Your Own Portfolio	MFS® Conservative Allocation Portfolio, Service Class
MFS® Global Tactical Allocation Portfolio, Service Class

Dollar-Cost Averaging Program Options
6-Month DCA Period
12-Month DCA Period

For Contracts participating in SIR III, the only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds
Build Your Own Portfolio	AB Dynamic Asset Allocation Portfolio, Class B
Blended Model	MFS® Conservative Allocation Portfolio, Service Class
MFS® Global Tactical Allocation Portfolio, Service Class
Dollar-Cost Averaging Program Options	MFS® Moderate Allocation Portfolio, Service Class
6-Month DCA Period	PIMCO All Asset Portfolio, Advisor Class
12-Month DCA Period	PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class
Putnam VT Multi-Asset Absolute Return Fund, Class IB

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our “build your own portfolio” program. That portfolio model and the “build your own portfolio” program are described in “BUILD YOUR OWN PORTFOLIO” and in “APPENDIX E - BUILD YOUR OWN PORTFOLIO.”

If you elected to participate in Income Riser III (“SIR III”), Income Maximizer (“SIM”), or Income Maximizer Plus (“SIM Plus”) and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected. We will make these transfers on a quarterly basis.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund. Written notice will be provided to Contract Owners whenever a fund is no longer considered to be a Designated Fund. If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a Living Benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction. If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing. Likewise, if you are participating in a DCA program and one of the funds receiving transfers under the DCA program is declared no longer to be a Designated Fund, then your Account Value can remain invested in that Fund until the end of your DCA Period. However, before you make any subsequent Purchase Payments, you must first transfer all your Account Value from that Fund into one or more of the current Designated Funds and provide us with new allocation instructions for your DCA program.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the prospectus to give notice to prospective investors of the closing of any Fund. If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that on SIR III, SIM, and SIM Plus, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund. In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you will have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your Living Benefit will continue with all of the benefits except for step-up.

BUILD YOUR OWN PORTFOLIO

Among the choices of Designated Funds is a selection of funds (“portfolio model”) that you design yourself using certain broad guidelines that we provide. To “build your own portfolio,” you pick funds from the asset classes available at that time. Altogether you may not choose more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix E.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege,” “Short-Term Trading,” and “Funds’ Trading Policies.”) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

Under the terms of the Living Benefits, however, there are certain limits on the times when you can make additional Purchase Payments. For SIR III, you cannot make Purchase Payments after your first Account Anniversary. For SIM and SIM Plus, you may make additional Purchase Payments at anytime. However, Purchase Payments made after the first Account Anniversary, will be limited to $50,000 during any Account Year, without our prior approval. We reserve the right not to accept additional Purchase Payments under SIM and SIM Plus.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model. Likewise, if you are participating in a DCA program and one of the Funds in this portfolio model receiving transfers under the DCA program is declared to no longer be part of the portfolio model, then the program will run through to completion. However, before you make any subsequent Purchase Payments, you must first either (a) reallocate your total Account Value among funds that comply with the current Build Your Own Portfolio categories or (b) transfer your total Account Value to Designated Funds other than the Build Your Own Portfolio model. You must also provide us with new allocation instructions for your DCA program.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

The death benefit proceeds will remain invested in the Sub-Accounts in accordance with the allocations made by the Contract Owner until the Beneficiary has provided us with Due Proof of Death in Good Order. Once we have received Due Proof of Death, then investments in the Variable Account may be reallocated in accordance with the Beneficiary’s instructions.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

The basic death benefit will be the greater of the following amounts:

(1)	your Account Value on the Death Benefit Date; and

(2)	your total Adjusted Purchase Payments. (See “Calculating the Death Benefit.”)

Adjusted Purchase Payments initially equal the initial Purchase Payment.

Each time there is an additional Purchase Payment then:

Your new Adjusted Purchase Payments	=	APP + PP

Where:

	APP	=	Your Adjusted Purchase Payments immediately prior to the additional Purchase Payment.

	PP	=	The amount of the additional Purchase Payment.

Each time there is a withdrawal then:

Your new Adjusted Purchase Payments	=	APP x	(AV - WD)
AV

Where:

	APP	=	Your Adjusted Purchase Payments immediately prior to the withdrawal.

	WD	=	The amount of the withdrawal.

	AV	=	Your Account Value immediately prior to the withdrawal.

When the Account Value is less than the Adjusted Purchase Payments, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Optional Death Benefit

You may enhance the “basic death benefit” by electing the optional death benefit known as the Maximum Anniversary Account Value (“MAV”). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit. (For a description of the charge, see “Charges for Optional Benefits.”) The optional death benefit is available only if you are younger than age 75 on the Open Date. The optional death benefit election may not be changed after the Contract’s Issue Date. The optional death benefit will be adjusted for all partial withdrawals as described in this Prospectus under the heading “Calculating the Death Benefit.”

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional death benefit to you. Please refer to “Impact of Optional Death Benefit and Optional Living Benefits” under “TAX PROVISIONS” for more information regarding tax issues that you should consider before electing this optional benefit.

Under MAV, the death benefit will be the greater of:

•	the amount payable under the basic death benefit above, or

•

your highest Account Value on any Account Anniversary before the Covered Person’s 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted highest Account Value, the current Account Value will become the new highest Anniversary Account Value.

Spousal Continuance

Under an individually-owned Contract, if you are the Covered Person and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Participant and new Covered Person, rather than receive the death benefit amount. Under a co-owned Contract, if you and your spouse are the Covered Persons and sole Beneficiaries, then upon the death of either you or your spouse, the surviving spouse may continue the Contract as the sole Participant and sole Covered Person. In either case, we will not pay a death benefit, but the Contract’s Account Value will be set to equal the death benefit amount. (See “The Basic Death Benefit” or, if applicable, the “Optional Death Benefit.”) If you are participating in a Living Benefit and you have joint-life coverage, then your surviving spouse may continue the Contract and the Living Benefit. If you are participating in a Living Benefit and you have single-life coverage, then your surviving spouse can continue the Contract, but the Living Benefit will terminate and no optional living benefit will be available to your surviving spouse. (See “Death of Participant - Single-Life Coverage.”)

All Contract provisions, including, if elected, the optional death benefit (subject to the optional death benefit age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse’s age on the original effective date of the Contract will be used. Upon surrender or annuitization, this increased amount will not be treated as premium, but will be treated as income. If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

Calculating the Death Benefit

In calculating the death benefit amount payable under option (2) of “The Basic Death Benefit” or the optional death benefit, each partial withdrawal will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See “The Basic Death Benefit.”) A withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Rather than receiving the death benefit, the Beneficiary may elect to annuitize, to defer annuitization, or to continue the Contract. In such case, if the death benefit amount payable under the Contract is greater than your Account Value, we will increase the Account Value to equal the death benefit amount. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to an existing DCA Period will be allocated to your selected Sub-Accounts.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “THE INCOME PHASE - ANNUITY PROVISIONS.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us, at our Service Address, a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your surviving spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law. We can defer payment of the death benefit to the extent permitted under the Investment Company Act of 1940. (See “Payment of Death Benefit.”)

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.” If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your Beneficiary, or your Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “WITHDRAWALS AND WITHDRAWAL CHARGES.”)

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

•	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

•

The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“Maximum Annuity Commencement Date”). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

•	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

•	We must receive your notice, in Good Order, at least 30 days before the current Annuity Commencement Date.

•	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1⁄2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1⁄2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 3%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate of 3%. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, and 9-year period certain options are not available during your first four Account Years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary’s life expectancy on the date of the first payment exceeds the selected period.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain, except as otherwise provided under your applicable Living Benefit.

You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations. If, however, a portion of your Account Value was allocated to a DCA Period at the time of annuitization, that portion will be exchanged for Annuity Units and allocated among the Sub-Accounts you select at annuitization or, if you make no such selection, then in proportion to the Sub-Accounts you were invested in prior to annuitization.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

•	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

•	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account’s Variable Accumulation Units for Annuity Units upon which we will assess annual insurance charges of 1.65% of your average daily Annuity Unit values. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the “annuity payment rates” in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

After you annuitize, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values. We will no longer deduct the mortality and expense risk charge or the charges for any optional living benefit or the optional death benefit. The 1.65% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable “annuity payment rates.” These will be either; (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment, except as otherwise provided under your Living Benefit.

Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Trading Policies”). The applicability of the Funds’ Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

During the Income Phase, the Annuitant, the authorized representative of the broker-dealer of record, or another authorized third party may request transfers by telephone, or in writing by submitting the request to our Service Address, stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

Before transferring Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account fee from Fixed Annuity payments.

Annuity Payment Rates

Annuity payment rates are the rates we use to determine the dollar amount of an annuity payment under each Annuity Option. The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change. (See “Modification.”)

The annuity payment rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification, in Good Order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract without full and adequate consideration, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Participant. The amount payable on the death of the new Participant will be the Surrender Value.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds. Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you, by regular U.S. mail, a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the Funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, and the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments, provided that such modification will not exceed the maximum fees as shown in the fee table. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove DCA Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Service Address, within 10 days or longer if allowed by your state after it was delivered to you. State law may also allow you to return the Contract to your sales representative. (Information about your right to return period can be found on the first page of your Contract or prominently displayed in an endorsement to your Contract. You can also obtain information about your right to return period by contacting your sales representative.) When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires return of Purchase Payments, we will return the greater of (1) your Surrender Value or (2) the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX PROVISIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Provisions

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax provisions affecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Provisions.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any Payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase an annuity should be based on the assumption that the purchase of an annuity is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings to the extent the Account Value immediately prior to the withdrawal exceeds the “investment in the contract”. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1⁄2, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the Contract is not affected by the Participant’s or Annuitant’s death, i.e., the investment in the Contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the Contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

For a Non-Qualified Contract to be treated as an annuity contract for federal income tax purposes, the terms of the Contract must provide the following three distribution rules:

If the Owner dies before the date annuity payouts begin, the entire Annuity Account Value must generally be distributed within five years after the date of death;

If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner’s death; and

If the sole designated Beneficiary is the Owner’s Spouse, the Contract may be continued in the name of the Spouse as Owner.

For Qualified Contracts, if an Owner dies after RMD distributions have begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.

If an Owner dies before RMD distributions have begun, distribution of the individual’s entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distributions in accordance with the rules set forth below:

(1)

If the Owner’s interest is payable to a designated Beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died;

(2)

If the designated Beneficiary is the Owner’s surviving spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of (a) December 31 of the calendar year immediately following the calendar year in which the individual died or (b) December 31 of the calendar year in which the individual would have attained age 70 1⁄2;

(3)

If the designated Beneficiary is the Owner’s surviving spouse, the spouse may treat the Contract as his or her own Qualified Contract. This election will be deemed to have been made if such surviving spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions.

If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

In Revenue Procedure 2011-38, the IRS set forth the rules as to when a partial transfer between annuity contracts will be treated as a tax-free exchange under Section 1035 of the Code. Under Rev. Proc. 2011-38:

The period of time in which cash cannot be withdrawn from either contract after a partial transfer is 180 days beginning on the date of the transfer; and

Annuity payments that satisfy the partial annuitization rule of IRC Section 72(a)(2) will not be treated as a distribution from either the old or new contract.

Please discuss the tax consequences of any contemplated or completed transactions with a qualified tax professional.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax- deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1⁄2, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion. Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1⁄2, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•	any required minimum distribution; or

•	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse Beneficiary may elect a direct rollover only to a so-called inherited IRA. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Impact of Optional Death Benefit and Optional Living Benefits

For a further discussion, please refer to “Tax Issues Under the Living Benefits.”

Qualified Contracts. If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1⁄2 or, for non-IRAs, the date of retirement instead of age 70 1⁄2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death and living benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above actuarial present value requirements, your election of a Contract’s optional benefit could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD amounts.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA (see “Roth Individual Retirement Arrangements”), the IRS’s rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed above. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and your information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

Definition of Spouse Under Federal Law

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a qualified tax professional for more information on this subject.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning adviser for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

Tax Cuts and Jobs Act of 2017

On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to contract owner tax reporting (effective after January 1, 2018). Please consult a qualified tax professional for more information.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a qualified tax professional for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “U.S. Federal Income Tax Provisions” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX PROVISIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We have engaged se2, llc (“se2”), a leading third-party provider of contract administration services for many other life insurance companies, located at 5801 SW 6th Avenue, Topeka, KS 66636, to administer the Contracts. Administrative functions performed by se2 include maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers, Death Benefits and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services. The compensation paid to se2 is based on the number of Contracts to which they provide these administrative services.

Business Disruption and Cyber Security Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure and cyber-attacks. We have established administrative and technical controls and cyber security plans, including a business continuity plan, to identify and protect our operations against cyber security breaches. Despite these controls, a cyber security breach could have a material, negative impact on the Company and the Variable Account, as well as on you and your Contract. Our operations also could be negatively affected by a cyber security breach impacting a third party, such as a governmental or regulatory authority, a service provider or another participant in the financial markets. Operational and information security risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website and other operational disruption, and unauthorized release of confidential customer information. Cyber security breaches may interfere with our processing of Contract transactions, including the processing of orders, impact our ability to calculate Variable Accumulation Unit values, cause the release or possible destruction of your confidential information or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security breaches may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value and could subject you to identity theft and fraud. Although we continually make efforts to identify and reduce our exposure to cyber security risk, there can be no assurance that we will be able to successfully avoid this risk at all times.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Participant or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2016, 2017 and 2018, $11,027,348, $10,456,703, and $9,459,355, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Contracts described in this Prospectus.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits, including any optional living benefits and death benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits, including any optional living benefits and death benefits. If an assessment were so large as to affect the Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Delaware Life Insurance Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account options and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2018 are also included in the SAI.

APPENDIX A -

GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Covered Person and all Owners are still alive) during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in “Calculating the Death Benefit.”

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant. The Annuitant becomes the Payee on the Annuity Commencement Date.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Participant’s death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant on or after the Annuity Commencement Date.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE”, “US”): Delaware Life Insurance Company.

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DCA PERIOD: The period for which a Guaranteed Interest Rate is credited.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DESIGNATED FUNDS: The limited investment options you can choose if you are participating in a living benefit.

DUE PROOF OF DEATH: Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GOOD ORDER: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a fund transfer request, or a death benefit claim must be in good order.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEED INTEREST RATE: The rate of interest we credit on an annual effective basis.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the “Date of Coverage” in the Contract.

MAXIMUM ANNUITY COMMENCEMENT DATE: The first day of the month following the youngest Annuitant’s 95th birthday.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater than, less than, or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The Business Day your Application is received by the Company at its Service Address. The ages of all Owners and Annuitants on the Open Date determines your eligibility for purchasing a Contract and for electing the optional death benefit and an optional living benefit.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes (1) an Annuitant or (2) a Beneficiary who becomes entitled to benefits upon the death of the Participant or upon the death of the Annuitant on or after the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SERVICE ADDRESS: P.O. Box 758581, Topeka, KS 66675-8581 or such other address as we may hereafter specify to you by written notice.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full withdrawal (or surrender) of your Contract. The amount equals: (i) your Account Value at the end of the Valuation Period during which we receive your surrender request; minus (ii) any Account Fee applicable for the Account Year in which the surrender is made and minus any applicable withdrawal charge.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms “you” and “your” refer to “Owner,” “Participant,” and/or “Covered Person” as those terms are identified in the Contract.

*	You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -

WITHDRAWAL CHARGE CALCULATIONS

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

	Account Year	Hypothetical Account Value	Free Withdrawal Amount	Purchase Payment Amount Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$41,000	$4,000	$37,000	8.00%	$2,960
	2	$44,200	$4,000	$40,000	8.00%	$3,200
(b)	3	$47,700	$4,000	$40,000	7.00%	$2,800
	4	$51,500	$4,000	$40,000	6.00%	$2,400
(c)	5	$55,600	$55,600	$0	0.00%	$0
	6	$60,000	$60,000	$0	0.00%	$0

(a)

The free withdrawal amount in any year is equal to 10% of all of the Purchase Payments you have made. In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $4,000.

(b)

In Account Year 3, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The Account Value minus the free withdrawal amount is $47,700 minus $4,000, which equals $43,700; however, the amount subject to a withdrawal charge is capped at the amount of your remaining Purchase Payments. Therefore, the amount subject to a withdrawal charge is $40,000, which is the amount of your remaining Purchase Payments.

(c)	In Account Year 5, you have passed your fourth Account Anniversary, so no withdrawal charges apply to any withdrawals you make.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there is a series of four partial withdrawals made during the fourth Account Year of $3,000, $8,000, $12,000, and $22,000.

Account Year	Hypothetical Account Value Before Withdrawal	Free Withdrawal Amount Before Withdrawal	Amount of Withdrawal	Amount of Withdrawal Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount	Remaining Free Withdrawal Amount After Withdrawal	Hypothetical Account Value after Withdrawal
1	$41,000	$4,000	$0	$0	8.00%	$0	$4,000	$41,000
2	$44,200	$4,000	$0	$0	8.00%	$0	$4,000	$44,200
3	$47,700	$4,000	$0	$0	7.00%	$0	$4,000	$47,700
(a) 4	$48,200	$4,000	$3,000	$0	6.00%	$0	$1,000	$45,200
(b) 4	$46,000	$1,000	$8,000	$7,000	6.00%	$420	$0	$38,000
(c) 4	$38,250	$0	$12,000	$12,000	6.00%	$720	$0	$26,250
(d) 4	$26,650	$0	$22,000	$21,000	6.00%	$1,260	$0	$4,650

Totals			$45,000	$40,000	6.00%	$2,400	$0	$4,650

(a)

In Account Year 4, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The partial withdrawal amount of $3,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)

Since a partial withdrawal of $3,000 was taken, the remaining free withdrawal amount in Account Year 4 is $4,000 - $3,000 = $1,000. Therefore, $1,000 of the $8,000 withdrawal is not subject to a withdrawal charge, and

$7,000 is subject to a withdrawal charge. Of the $11,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $7,000 has been from Purchase Payments. Therefore, the amount of remaining Purchase Payments is $33,000.

(c)

Since $4,000 of the two prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $4,000 - $4,000 = $0. Therefore, the entire $12,000 withdrawal is subject to a withdrawal charge. Of the $23,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $19,000 has been from Purchase Payments. Therefore, the amount of remaining Purchase Payments is $21,000.

(d)

Since $4,000 of the three prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $4,000 - $4,000 = $0. The amount of Purchase Payments remaining before this withdrawal is $21,000. Therefore, $21,000 of the $22,000 withdrawal is taken from Purchase Payments and is subject to a withdrawal charge, and $1,000 of the withdrawal is taken from earnings and is not subject to a withdrawal charge. Of the $45,000 withdrawn to date, $4,000 has been from the free withdrawal amount, $40,000 has been from Purchase Payments, and $1,000 has been from earnings. The amount of remaining Purchase Payments is now equal to $0. Note that if the $4,650 remaining balance was withdrawn, it would all be from earnings and not subject to a withdrawal charge. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full withdrawal in Account Year 4 in the example above.

APPENDIX C -

PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed the cover page of the prospectus.

If you purchased your Contract before October 31, 2011, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds

Columbia Variable Portfolio - Large Cap Growth Fund, Class 2

Franklin Mutual Shares VIP Fund, Class 2

Oppenheimer Capital Appreciation Fund/VA, Service Shares

Small-Cap Equity Fund

Franklin Small Cap Value VIP Fund, Class 2

International/Global Equity Funds

AB International Growth Portfolio, Class B

Columbia Variable Portfolio - Overseas Core Fund, Class 2

Templeton Growth VIP Fund, Class 2

Specialty Sector Commodity Fund

PIMCO CommodityRealReturn® Strategy Portfolio, Administrative Class

Asset Allocation Fund

Franklin Income VIP Fund, Class 2

Target Date Funds

Fidelity® Freedom 2015 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Fidelity® Freedom 2020 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Intermediate-Term Bond Fund

MFS® Corporate Bond Portfolio, Service Class

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 2

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Administrative Class

AllianceBernstein L.P. advises the AB International Growth Portfolio. Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolios and Threadneedle International Ltd subadvises the Columbia Variable Portfolio-Overseas Core Fund. FMR Co., Inc. advises the Fidelity® VIP Freedom Portfolios. Franklin Advisers, Inc. advises the Franklin Income VIP Fund and Franklin Strategic Income VIP Fund. Franklin Advisory Services, LLC advises the Franklin Small Cap Value VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares VIP Fund. Massachusetts Financial Services Company advises the MFS® Corporate Bond Portfolio. Pacific Investment Management Company LLC advises the PIMCO Portfolios. OFI Global Asset Management, Inc. advises the Oppenheimer Capital Appreciation Fund (sub-advised by OppenheimerFunds, Inc.). Templeton Global Advisors Limited advises the Templeton Growth VIP Fund.

APPENDIX D -

OPTIONAL LIVING BENEFIT EXAMPLES

Example: How the Living Benefits work

Assume for the examples below that you are age 63 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate with single-life coverage. (If you selected joint-life coverage, then the numbers shown in the example could be different). Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your Coverage Date is your Issue Date. At any time, you can begin to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. (For convenience, assume that the investment performance of your underlying investments equals or offsets all Contract expenses. Therefore, your Account Value remains constant throughout the life of your Contract, except for Account Years 2 and 5.)

A. How SIR III works.

Your Annual Withdrawal Amount is set equal to 4% of your Withdrawal Benefit Base, or $4,000. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring withdrawals during the Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$4,000	$0
2	$100,000	$107,000	$100,000	$4,280	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can withdraw up to $6,688 in Account Year 4 without reducing your Withdrawal Benefit Base.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$133,750	$125,000	$6,688	$6,688
5	$118,312	$133,750	$125,000	$6,688	$6,688

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account Value has grown to $170,000 on your fifth Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $8,500. Going forward, your new Bonus Base will be $170,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your Bonus Period will now end on your 15th Account Anniversary.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	$170,000	$8,500	$8,500
7	$161,500	$170,000	$170,000	$8,500	$8,500
8	$153,000	$170,000	$170,000	$8,500	$8,500

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will increase by $11,900, which is 7% of your Bonus Base ($170,000). Your new Annual Withdrawal Amount will be set equal to $9,095, which is 5% of your new Withdrawal Benefit Base ($181,900), as shown below:

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$144,500	$170,000	$170,000	$8,500	$0
10	$144,500	$181,900	$170,000	$9,095	$9,095
11	$135,405	$181,900	$170,000	$9,095	$9,095
12	$126,310	$181,900	$170,000	$9,095	$9,095
13	$117,215	$181,900	$170,000	$9,095	$9,095
14	$108,120	$181,900	$170,000	$9,095	$9,095
15	$99,025	$181,900	$170,000	$9,095	$9,095

B. How SIM works.

Your Annual Withdrawal Amount is set equal to 4% of your Withdrawal Benefit Base, or $4,000. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring withdrawals during the Bonus Period, you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by a One-Time Access Withdrawal. Your Bonus Period will end on your 10th Account Anniversary (i.e., ten years after the Issue Date) or the first withdrawal that is not a One-Time Access Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$4,000	$0
2	$100,000	$108,000	$100,000	$4,320	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. In Account Year 4, your Withdrawal Benefit Base (including the Bonus) equals $135,000, and you can withdraw up to $6,750 (5% of $135,000) in Account Year 4 without reducing your Withdrawal Benefit Base. Because your first withdrawal was not a One-Time Access Withdrawal, your Bonus Period ends.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$135,000	N/A	$6,750	$6,750
5	$118,250	$135,000	N/A	$6,750	$6,750

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account Value has grown to $170,000 on your fifth Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $8,500.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	N/A	$8,500	$8,500
7	$161,500	$170,000	N/A	$8,500	$8,500
8	$153,000	$170,000	N/A	$8,500	$8,500

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will not increase by a Bonus because the Bonus Period ended when the first withdrawal (other than the One-Time Access Withdrawal) was taken.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$144,500	$170,000	N/A	$8,500	$0
10	$144,500	$170,000	N/A	$8,500	$8,500
11	$136,000	$170,000	N/A	$8,500	$8,500
12	$127,500	$170,000	N/A	$8,500	$8,500
13	$119,000	$170,000	N/A	$8,500	$8,500
14	$110,500	$170,000	N/A	$8,500	$8,500
15	$102,000	$170,000	N/A	$8,500	$8,500

C. How SIM Plus works.

Your Annual Withdrawal Amount is set equal to 3% of your Withdrawal Benefit Base, or $3,000. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring your withdrawals during the Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 4% of your new Withdrawal Benefit Base, or $5,000. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by a One-Time Access Withdrawal. Your Bonus Period will end on your 10th Account Anniversary (i.e., ten years after the Issue Date) or the first withdrawal that is not a One-Time Access Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$3,000	$0
2	$100,000	$108,000	$100,000	$3,240	$0
3	$125,000	$125,000	$125,000	$5,000	$0

Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 4%. Your Annual Withdrawal Amount will be equal to 4% of your Withdrawal Benefit Base. In Account Year 4, your Withdrawal Benefit Base (including the Bonus) equals $135,000, and you can withdraw up to $5,400 (4% of $135,000) in Account Year 4 without reducing your Withdrawal Benefit Base. The Withdrawal Benefit Base will increase each year following the initial withdrawal by the 2.5% Plus Factor, as long as no Excess Withdrawals are taken during the Account Year. Because your first withdrawal was not a One-Time Access Withdrawal, your Bonus Period ends.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$135,000	N/A	$5,400	$5,400
5	$119,600	$138,375	N/A	$5,535	$5,535

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account Value has grown to $170,000 on your fifth Account Anniversary. Therefore your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 4% of your new Withdrawal Benefit Base, or $6,800.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	N/A	$6,800	$6,800
7	$163,200	$174,250	N/A	$6,970	$6,970
8	$156,230	$178,606	N/A	$7,144	$7,144

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will not increase by a Bonus because the Bonus Period ended when the first withdrawal (other than the One-Time Access Withdrawal) was taken. However, the Withdrawal Benefit Base will increase by 2.5% as a result of the Plus Factor.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$149,086	$183,071	N/A	$7,323	$0
10	$149,086	$187,648	N/A	$7,506	$7,506
11	$141,580	$192,339	N/A	$7,694	$7,694
12	$133,886	$197,148	N/A	$7,886	$7,886
13	$126,000	$202,077	N/A	$8,083	$8,083
14	$117,917	$207,129	N/A	$8,285	$8,285
15	$109,623	$212,307	N/A	$8,492	$8,492

Example: 200% Benefit Enhancement (SIM & SIM Plus only)

Assume a client, age 62, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. On January 1, 2020 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $180,000, the Withdrawal Benefit Base will be increased to $200,000 (200% of the initial Purchase Payment). If on January 1, 2020, your current Withdrawal Benefit Base is greater than $200,000 due to a prior step-up, then the 200% Benefit Enhancement would not be applied.

Assume a client, age 55, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. On January 1, 2025 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $180,000, the Withdrawal Benefit Base will be increased to $200,000.

Assume a client, age 62, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. A subsequent purchase payment of $50,000 is made on June 1, 2018. On January 1, 2020 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $238,000, the Withdrawal Benefit Base will be increased to $250,000 (200% of the initial Purchase Payment, plus 100% of additional Purchase Payments made after the first Account Anniversary.)

Example: One-Time Access Withdrawal (SIM and SIM Plus only)

You may take the One-Time Access Withdrawal before you begin receiving your Annual Withdrawal Amount. The One-Time Access Withdrawal will not end the 200% Benefit Enhancement or the Bonus Period. However, the One-Time Access Withdrawal will cause the Bonus for that Account Year to be forfeited. As a result of the One-Time Access Withdrawal, your Withdrawal Benefit Base, Bonus Base and your 200% Benefit Enhancement will be reduced using the following formulas:

Your new Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Your new 200% Benefit Enhancement	=	BE x	(	AV - WD	)
AV

Where:

	BB	=	Your Bonus Base immediately prior to the One-Time Access Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the One-Time Access Withdrawal.

	BE	=	Your 200% Benefit Enhancement immediately prior to the One-Time Access Withdrawal.

	WD	=	The amount of the One-Time Access Withdrawal.

	AV	=	Your Account Value immediately prior to the One-Time Access Withdrawal.

Assume your Contract is issued with an initial Purchase Payment of $100,000, and that you elected to participate with single-life coverage. Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each year in which you do not take a withdrawal during the Bonus Period. Assume your Coverage Date will start in your 5th Account Anniversary (the first Account Anniversary after you reach age 59). If you notify us, the first withdrawal you take after the Coverage Date may be considered the One-Time Access Withdrawal.

Assume that because of good investment performance of the Designated Funds during Account Year 2 your Account Value has grown to $125,000 on your second Account Anniversary. Therefore your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. We will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Account Year 7, you need to take $10,000 and you notify us of your intention to make this withdrawal your One-Time Access Withdrawal.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Withdrawals
1	$100,000	$100,000	$100,000	$0
2	$100,000	$108,000	$100,000	$0
3	$125,000	$125,000	$125,000	$0
4	$125,000	$135,000	$125,000	$0
5	$125,000	$145,000	$125,000	$0
6	$125,000	$155,000	$125,000	$0
7	$125,000	$165,000	$125,000	$10,000

At this point, your Bonus Base, your Withdrawal Benefit Base and your 200% Benefit Enhancement will be recalculated as follows:

Your new Bonus Base	=	$125,000	x	$125,000 - $10,000
				$125,000
	=	$115,000

Your new Withdrawal Benefit Base	=	$165,000	x	$125,000 - $10,000
				$125,000
	=	$151,800

Your new 200% Benefit Enhancement	=	$200,000	x	$125,000 - $10,000
				$125,000
	=	$184,000

Example: Early Withdrawals

Any withdrawal (other than the One-Time Access Withdrawal applicable to SIM and SIM Plus) taken before your Coverage Date will be considered an Early Withdrawal. Your Bonus Base (applicable to SIR III only) and Withdrawal Benefit Base will be reduced using the following formulas:

Your new Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Where:

	BB	=	Your Bonus Base immediately prior to the Early Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000, and that you elected to participate with single-life coverage. Your Withdrawal Benefit Base and your Bonus Base are each set to equal your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by a percentage of your Bonus Base each year in which you do not take a withdrawal. Your Coverage Date will be the first Account Anniversary after you attain the age of 59. (Please note that with SIM and SIM Plus, the first Early Withdrawal taken will be considered the One-Time Access Withdrawal. Also note that the Bonus Period will end on SIM and SIM Plus if a second Early Withdrawal is taken.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2 your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of the Withdrawal Benefit Base and Bonus Base. We will step up your Withdrawal Benefit Base and Bonus Base to $125,000. Assume that, in your Account Year 3, you withdraw $10,000. Because you are age 53 (and younger than age 59), this is an Early Withdrawal.

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base	=	$125,000	x	$125,000 - $10,000
(SIR III only)				$125,000
	=	115,000

Your new Withdrawal Benefit Base	=	$125,000	x	$125,000 - $10,000
				$125,000
	=	115,000

Your Annual Withdrawal Amount will still be $0 because you have not reached your Coverage Date. For SIM and SIM Plus, any withdrawal other than the One-Time Access Withdrawal will end the Bonus Period and forfeit the 200% Benefit Enhancement.

Example: Excess Withdrawals

If you take an Excess Withdrawal that is not your One-Time Access Withdrawal, (applicable to SIM and SIM Plus only) your Withdrawal Benefit Base and Bonus Base (applicable to SIR III only) will be reduced according to the following formulas:

Your new Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Where:

	BB	=	Your Bonus Base immediately prior to the Excess Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

	AWA	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Assume that you invested $65,000 and, due to recent positive market performance, your Account Value in Account Year 5 is $100,000. Your Withdrawal Benefit Base and Bonus Base have stepped up to 100,000, your Lifetime Withdrawal Percentage is 5%, and thus your Annual Withdrawal Amount is $5,000. During this Account Year you make two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $96,000 but does not affect your Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $5,000 Annual Withdrawal Amount. After your second withdrawal, your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	$100,000	x	$96,000 - $6,000
				$96,000 - ($5,000 - $4,000)
	=	$94,737

Your new Withdrawal Benefit Base	=	$100,000	x	$96,000 - $6,000
				$96,000 - ($5,000 - $4,000)
	=	$94,737

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be $4,737 (5% of $94,737). For SIM and SIM Plus, any withdrawal other than the One-Time Access Withdrawal will end the Bonus Period and forfeit the 200% Benefit Enhancement.

You should be aware that, if your Account Value minus your Annual Withdrawal Amount is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce your benefit.

Example: Account Value goes to zero before the Coverage Date

Assume for the next two examples (A and B) below that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the SIR III living benefit with single-life coverage. (If you selected joint-life coverage or a different optional living benefit, the numbers shown in the example could be different; however, the concept is the same.)

Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you have not reached age 59 prior to your Issue Date, your Coverage Date is the anniversary following your 59th birthday. You may begin to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base starting on the Coverage Date.

A. Early Withdrawal causes Account Value to go to zero before the Coverage Date.

Assume that because of the investment performance of the Designated Funds your Account Value remains constant. During Account Year 4 you decide to take an Early Withdrawal equal to the full Account Value.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$100,000	$107,000	$100,000	$0	$0
3	$100,000	$114,000	$100,000	$0	$0
4	$100,000	$121,000	$100,000	$0	$100,000
5	$0	$0	$0	$0	$0

Since your withdrawal was for the full Account Value, your Contract, including the Living Benefit, will end and you will not be eligible to receive your Annual Withdrawal Amount.

B. Poor performance, Contract fees and charges cause Account Value to go to zero before the Coverage Date.

Assume that, over the course of the first 10 years of the Contract, the investment performance of the Designated Funds is such that the Account Value goes to zero due to the combination of poor investment performance, contract fees and charges. You did not take any withdrawals to cause the Account Value to go to zero.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$85,000	$107,000	$100,000	$0	$0
3	$65,000	$114,000	$100,000	$0	$0
4	$55,000	$121,000	$100,000	$0	$0
5	$45,000	$128,000	$100,000	$0	$0
6	$35,000	$135,000	$100,000	$0	$0
7	$25,000	$142,000	$100,000	$0	$0
8	$15,000	$149,000	$100,000	$0	$0
9	$8,000	$156,000	$100,000	$0	$0
10	$400	$163,000	$100,000	$0	$0
11	$0	$0	$0	$0	$0

Since your Account Value went to zero before the Coverage Date, your Contract, including the Living Benefit, will end and you will not be eligible to receive your Annual Withdrawal Amount.

Examples: Account Value goes to zero after the Coverage Date

Assume for the next two examples (A and B) below that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the SIR III living benefit with single-life coverage. (If you selected joint-life coverage or a different optional living benefit, the numbers shown in the example could be different; however, the concept is the same.)

A. Excess Withdrawal combined with poor performance, Contract fees and charges cause Account Value to go to zero after the Coverage Date.

Assume that, over the course of the first 9 years of the Contract, the investment performance of the Designated Funds is such that the Account Value increases by $1,000 per year. During Account Year 9, you decide to take an Excess Withdrawal for less than the full Account Value. Your Withdrawal Benefit Base and Bonus Base will both reduce proportionately; your Annual Withdrawal Amount will be 5% of the new Withdrawal Benefit Base. Suppose, due to poor investment performance after the Excess Withdrawal, the Account Value goes to zero during Account Year 12. Then your Annual Withdrawal Amount available in Account Year 13 will continue to be paid for the rest of your life.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$101,000	$107,000	$100,000	$5,350	$0
3	$102,000	$114,000	$100,000	$5,700	$0
4	$103,000	$121,000	$100,000	$6,050	$0
5	$104,000	$128,000	$100,000	$6,400	$0
6	$105,000	$135,000	$100,000	$6,750	$0
7	$106,000	$142,000	$100,000	$7,100	$0
8	$107,000	$149,000	$100,000	$7,450	$0
9	$108,000	$156,000	$100,000	$7,800	$50,000
10	$58,000	$90,299	$57,884	$4,515	$4,515
11	$25,000	$90,299	N/A	$4,515	$4,515
12	$5,000	$90,299	N/A	$4,515	$4,515
For Life	$0	$90,299	N/A	$4,515	$4,515

B. Poor performance, Contract fees and charges cause Account Value to go to zero after the Coverage Date.

Assume that, over the course of the first 10 years of the Contract, the investment performance of the Designated Funds is such that the Account Value goes to zero due to the combination of poor investment performance, contract fees and charges. You did not take any withdrawals to cause the Account Value to go to zero.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$85,000	$107,000	$100,000	$5,350	$0
3	$65,000	$114,000	$100,000	$5,700	$0
4	$55,000	$121,000	$100,000	$6,050	$0
5	$45,000	$128,000	$100,000	$6,400	$0
6	$35,000	$135,000	$100,000	$6,400	$0
7	$25,000	$142,000	$100,000	$7,100	$0
8	$15,000	$149,000	$100,000	$7,450	$0
9	$8,000	$156,000	$100,000	$7,800	$0
10	$400	$163,000	$100,000	$8,150	$0
11	$0	$170,000	N/A	$8,500	$8,500
For Life	$0	$170,000	N/A	$8,500	$8,500

Because your Account Value was reduced to zero during Account Year 11, we will pay the Annual Withdrawal Amount for the rest of your life. All other Contract features, benefits, and guarantees will terminate.

C. Excess Withdrawal causes Account Value to go to zero after the Coverage Date.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$80,000	$107,000	$100,000	$5,350	$0
3	$60,000	$114,000	$100,000	$5,700	$60,000
4	$0	$0	$0	$0	$0

Your Contract and all benefits end because you took an Excess Withdrawal that causes your Account Value to go to zero.

APPENDIX E - BUILD YOUR OWN PORTFOLIO

This Appendix sets forth the Funds and percentage limits that constitute the “build your own portfolio” program. This program is more fully described under “BUILD YOUR OWN PORTFOLIO” in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefits. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

For Contracts purchased with Income Maximizer or Income Maximizer Plus, the Funds available in each asset class and the percentage range assigned to each asset class under the Build Your Own Portfolio investment option are as follows:

Balanced Funds

0% to 60%

AB Balanced Wealth Strategy Portfolio

AB Dynamic Asset Allocation Portfolio

BlackRock Global Allocation V.I. Fund

Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)

Invesco V.I. Equity and Income Fund

MFS® Conservative Allocation Portfolio

MFS® Global Tactical Allocation Portfolio

MFS® Moderate Allocation Portfolio

MFS® Total Return Series

PIMCO All Asset Portfolio

PIMCO Global Multi-Asset Managed Allocation Portfolio

Putnam VT Multi-Asset Absolute Return Fund

Fixed Income Funds

40% to 100%

JPMorgan Insurance Trust Core Bond Portfolio

MFS® Government Securities Portfolio

MFS® Inflation-Adjusted Bond Portfolio

MFS® Limited Maturity Portfolio

MFS® U.S. Government Money Market Portfolio

MFS® Total Return Bond Series

For Contracts purchased on or after October 31, 2011, with Income Riser III, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, then your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Total Return Bond Series	AB Dynamic Asset Allocation Portfolio	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund

MFS® Government Securities Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio

MFS® U.S. Government Money Market Portfolio	MFS® Global Tactical Allocation Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	MFS® Global Real Estate Portfolio

MFS® Limited Maturity Portfolio	MFS® Moderate Allocation Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	MFS® International Value Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio

MFS® Inflation- Adjusted Bond Portfolio	MFS® Conservative Allocation Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® Research International Portfolio	MFS® Emerging Markets Equity Portfolio

JPMorgan Insurance Trust Core Bond Portfolio	PIMCO All Asset Portfolio	MFS® Growth Allocation Portfolio	MFS® Core Equity Portfolio	First Eagle Overseas Variable Fund	MFS® High Yield Portfolio

	Putnam VT Multi-Asset Absolute Return Fund	BlackRock Global Allocation V.I. Fund	MFS® Research Series	Oppenheimer Global Fund/VA	Lazard Retirement Emerging Markets Equity Portfolio

			Rational Trend Aggregation VA Fund[1]	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)	Templeton Global Bond VIP Fund

			MFS® Mid Cap Value Portfolio	MFS® International Growth Portfolio

			JPMorgan Insurance Trust U.S. Equity Portfolio	MFS® Growth Series

			Putnam VT Equity Income Fund	CTIVPSM - Loomis Sayles Growth Fund

Rational Insider Buying VA Fund[1]

MFS® Mid Cap Growth Series

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio

Invesco V.I. American Value Fund

[1]	Only available if you purchased your Contract through a Huntington Bank representative.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)

MFS® New Discovery Value Portfolio

MFS® New Discovery Series

AB Small/Mid Cap Value Portfolio

Invesco V.I. International Growth Fund

PIMCO StocksPLUS® Global Portfolio

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio

For Contracts purchased prior to October 31, 2011, with Income Riser III, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, then your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Total Return Bond Series	AB Dynamic Asset Allocation Portfolio	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. -Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund

MFS® Government Securities Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio

MFS® Corporate Bond Portfolio	MFS® Global Tactical Allocation Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	MFS® Global Real Estate Portfolio

MFS® U.S. Government Money Market Portfolio	MFS® Moderate Allocation Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityReal Return® Strategy Portfolio

MFS® Limited Maturity Portfolio	MFS® Conservative Allocation Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio

MFS® Inflation-Adjusted Bond Portfolio	PIMCO All Asset Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio

JPMorgan Insurance Trust Core Bond Portfolio	Putnam VT Multi-Asset Absolute Return Fund	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio

		MFS® Growth Allocation Portfolio	Rational Trend Aggregation VA Fund[1]	First Eagle Overseas Variable Fund	Templeton Global Bond VIP Fund

		BlackRock Global Allocation V.I. Fund	MFS® Mid Cap Value Portfolio	Oppenheimer Global Fund/VA

			JPMorgan Insurance Trust U.S. Equity Portfolio	Columbia Variable Portfolio - Overseas Core Fund

			Putnam VT Equity Income Fund	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)

MFS® International Growth Portfolio

MFS® Growth Series

CTIVPSM - Loomis Sayles Growth Fund

Columbia Variable Portfolio - Large Cap Growth Fund

Rational Insider Buying VA Fund[1]

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Mid Cap Growth Series

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio

Invesco V.I. American Value Fund

AB International Growth Portfolio

Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)

MFS® New Discovery Value Portfolio

MFS® New Discovery Series

AB Small/Mid Cap Value Portfolio

Invesco V.I. International Growth Fund

PIMCO StocksPLUS® Global Portfolio

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio

[1]	Only available if you purchased your Contract through a Huntington Bank representative.

APPENDIX F - CONDENSED FINANCIAL INFORMATION

The following information for MASTERS FLEX II should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information. The beginning value for each Accumulation Unit is November 19, 2010, which is the date the Sub-Accounts first became available. Calculated unit values are provided for portfolios with zero accumulated units at year end.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
AB Dynamic Asset Allocation Portfolio, Class B	01	2018	12.4973	11.3876	1,521,934
	01	2017	11.1141	12.4973	1,674,793
	01	2016	10.9325	11.1141	1,985,808
	01	2015	11.2623	10.9325	2,352,657
	01	2014	10.9889	11.2623	2,658,759
	01	2013	9.9821	10.9889	2,488,626
	01	2012	9.3981	9.9821	1,904,928
	01	2011	10.0000	9.3981	1,600,542

	02	2018	12.1628	11.0381	125,867
	02	2017	10.8601	12.1628	149,467
	02	2016	10.7264	10.8601	186,739
	02	2015	11.0951	10.7264	248,004
	02	2014	10.8700	11.0951	320,537
	02	2013	9.9144	10.8700	341,678
	02	2012	9.3727	9.9144	301,241
	02	2011	10.0000	9.3727	210,454

AB International Growth Portfolio, Class B	01	2018	10.1350	8.2129	17,015
	01	2017	7.6534	10.1350	16,454
	01	2016	8.3737	7.6534	26,449
	01	2015	8.7035	8.3737	31,253
	01	2014	8.9765	8.7035	37,321
	01	2013	8.0542	8.9765	34,693
	01	2012	7.1071	8.0542	30,759
	01	2011	8.6073	7.1071	31,239
	01	2010	10.0000	8.6073	232

	02	2018	9.7379	7.8593	3,819
	02	2017	7.3831	9.7379	3,583
	02	2016	8.1110	7.3831	4,308
	02	2015	8.4649	8.1110	4,059
	02	2014	8.7662	8.4649	13,757
	02	2013	7.8976	8.7662	15,976
	02	2012	6.9975	7.8976	16,820
	02	2011	8.5091	6.9975	17,922
	02	2010	10.0000	8.5091	0

AB Small/Mid Cap Value Portfolio, Class B	01	2018	22.3878	18.6496	32,975
	01	2017	20.1696	22.3878	35,307
	01	2016	16.4336	20.1696	26,621
	01	2015	17.7182	16.4336	38,660
	01	2014	16.5361	17.7182	72,793
	01	2013	12.2159	16.5361	57,960
	01	2012	10.4853	12.2159	19,380

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2011	10.0000	10.4853	39

	02	2018	21.8227	18.1056	13,670
	02	2017	19.7397	21.8227	13,351
	02	2016	16.1491	19.7397	8,531
	02	2015	17.4826	16.1491	11,360
	02	2014	16.3829	17.4826	22,244
	02	2013	12.1521	16.3829	27,903
	02	2012	10.4734	12.1521	13,694
	02	2011	10.0000	10.4734	0

AB Balanced Wealth Strategy Portfolio, Class B	01	2018	15.0792	13.8792	266,524
	01	2017	13.2594	15.0792	284,555
	01	2016	12.9083	13.2594	306,081
	01	2015	12.9572	12.9083	338,841
	01	2014	12.3001	12.9572	408,757
	01	2013	10.7561	12.3001	419,336
	01	2012	9.6471	10.7561	377,437
	01	2011	10.1178	9.6471	339,492
	01	2010	10.0000	10.1178	7,567

	02	2018	14.4887	13.2818	51,431
	02	2017	12.7914	14.4887	56,331
	02	2016	12.5036	12.7914	71,250
	02	2015	12.6022	12.5036	79,029
	02	2014	12.0119	12.6022	98,110
	02	2013	10.5470	12.0119	88,365
	02	2012	9.4984	10.5470	79,130
	02	2011	10.0025	9.4984	73,661
	02	2010	10.0000	10.0025	6,185

BlackRock Global Allocation V.I. Fund, Class III	01	2018	16.6204	15.1066	2,474,726
	01	2017	14.8607	16.6204	2,822,432
	01	2016	14.5561	14.8607	3,333,627
	01	2015	14.9499	14.5561	3,890,442
	01	2014	14.9126	14.9499	4,858,246
	01	2013	13.2523	14.9126	5,234,480
	01	2012	12.2544	13.2523	5,830,381
	01	2011	12.9302	12.2544	5,555,583
	01	2010	10.0000	12.9302	107,540

	02	2018	16.0095	14.4927	352,229
	02	2017	14.3721	16.0095	380,295
	02	2016	14.1350	14.3721	443,772
	02	2015	14.5768	14.1350	546,552
	02	2014	14.5998	14.5768	644,254
	02	2013	13.0273	14.5998	700,539
	02	2012	12.0958	13.0273	777,635
	02	2011	12.8149	12.0958	727,602
	02	2010	10.0000	12.8149	27,336

CTIVP - Loomis Sayles Growth Fund, Class 2	01	2018	13.5986	13.0189	106,369
	01	2017	10.4197	13.5986	114,600
	01	2016	15.6245	10.4197	178,003

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2015	15.5937	15.6245	123,937
	01	2014	14.5240	15.5937	162,760
	01	2013	10.9138	14.5240	155,965
	01	2012	9.9163	10.9138	102,062
	01	2011	10.3762	9.9163	72,843
	01	2010	10.0000	10.3762	9,759

	02	2018	13.5071	12.8792	8,055
	02	2017	10.3912	13.5071	32,617
	02	2016	15.0719	10.3912	37,862
	02	2015	15.1037	15.0719	26,784
	02	2014	14.1250	15.1037	43,191
	02	2013	10.6574	14.1250	40,517
	02	2012	9.7231	10.6574	27,936
	02	2011	10.2155	9.7231	19,430
	02	2010	10.0000	10.2155	1,217

Columbia Variable Portfolio - Large Cap Growth Fund, Class 2	01	2018	13.1180	12.3673	26,356
	01	2017	10.4325	13.1180	31,166
	01	2016	13.5703	10.4325	38,580
	01	2015	13.6264	13.5703	29,411
	01	2014	12.7317	13.6264	30,814
	01	2013	9.1163	12.7317	25,223
	01	2012	8.3422	9.1163	14,973
	01	2011	9.6511	8.3422	17,988
	01	2010	10.0000	9.6511	88

	02	2018	13.0298	12.2345	16,124
	02	2017	10.4040	13.0298	13,306
	02	2016	13.0902	10.4040	19,333
	02	2015	13.1981	13.0902	16,165
	02	2014	12.3819	13.1981	16,518
	02	2013	8.9020	12.3819	17,241
	02	2012	8.1796	8.9020	12,266
	02	2011	9.5015	8.1796	16,272
	02	2010	10.0000	9.5015	0

Columbia Variable Portfolio - Overseas Core Fund, Class 2	01	2018	12.1306	9.9240	5,857
	01	2017	9.6972	12.1306	5,490
	01	2016	13.5693	9.6972	7,661
	01	2015	13.8014	13.5693	6,200
	01	2014	14.7861	13.8014	11,247
	01	2013	12.4873	14.7861	11,390
	01	2012	10.7955	12.4873	16,933
	01	2011	13.0960	10.7955	14,655
	01	2010	10.0000	13.0960	0

	02	2018	12.0489	9.8174	11,060
	02	2017	9.6707	12.0489	10,972
	02	2016	12.9854	9.6707	11,127
	02	2015	13.2614	12.9854	9,217

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2014	14.2657	13.2614	9,431
	02	2013	12.0969	14.2657	9,611
	02	2012	10.5010	12.0969	9,789
	02	2011	12.7908	10.5010	9,808
	02	2010	10.0000	12.7908	493

Fidelity VIP Balanced Portfolio, Service Class 2	01	2018	17.6115	16.5510	795,594
	01	2017	15.4203	17.6115	777,450
	01	2016	14.6561	15.4203	818,678
	01	2015	14.8485	14.6561	948,870
	01	2014	13.7227	14.8485	1,104,797
	01	2013	11.6973	13.7227	966,582
	01	2012	10.3593	11.6973	787,600
	01	2011	10.9517	10.3593	661,880
	01	2010	10.0000	10.9517	15,101

	02	2018	16.8518	15.7731	143,044
	02	2017	14.8145	16.8518	151,293
	02	2016	14.1378	14.8145	184,085
	02	2015	14.3819	14.1378	217,307
	02	2014	13.3458	14.3819	242,746
	02	2013	11.4225	13.3458	209,723
	02	2012	10.1574	11.4225	170,656
	02	2011	10.7821	10.1574	130,381
	02	2010	10.0000	10.7821	0

Fidelity VIP Contrafund Portfolio, Service Class 2	01	2018	19.7204	18.1063	189,731
	01	2017	16.4897	19.7204	323,566
	01	2016	15.5630	16.4897	368,189
	01	2015	15.7589	15.563	477,484
	01	2014	14.3508	15.7589	576,351
	01	2013	11.1425	14.3508	553,804
	01	2012	9.7557	11.1425	545,351
	01	2011	10.2031	9.7557	478,110
	01	2010	10.0000	10.2031	4,228

	02	2018	18.9480	17.3270	40,376
	02	2017	15.9077	18.9480	41,141
	02	2016	15.0753	15.9077	54,580
	02	2015	15.3271	15.0753	62,483
	02	2014	14.0145	15.3271	94,940
	02	2013	10.9258	14.0145	96,879
	02	2012	9.6053	10.9258	98,685
	02	2011	10.0868	9.6053	93,840
	02	2010	10.0000	10.0868	4,760

Fidelity VIP Freedom 2015 Portfolio, Service Class 2	01	2018	16.8721	15.7166	10,303
	01	2017	14.9423	16.8721	9,929
	01	2016	14.3904	14.9423	10,477
	01	2015	14.7062	14.3904	10,753
	01	2014	14.3152	14.7062	12,416
	01	2013	12.7562	14.3152	11,552
	01	2012	11.5915	12.7562	14,615

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2011	11.8467	11.5915	8,396
	01	2010	10.0000	11.8467	0

	02	2018	16.0561	14.8962	0
	02	2017	14.2769	16.0561	0
	02	2016	13.8057	14.2769	0
	02	2015	14.1664	13.8057	0
	02	2014	13.8461	14.1664	475
	02	2013	12.3885	13.8461	485
	02	2012	11.3036	12.3885	2,848
	02	2011	11.5995	11.3036	587
	02	2010	10.0000	11.5995	0

Fidelity VIP Freedom 2020 Portfolio, Service Class 2	01	2018	17.1360	15.8282	18,158
	01	2017	14.9853	17.1360	24,672
	01	2016	14.4010	14.9853	31,383
	01	2015	14.7101	14.4010	32,367
	01	2014	14.2998	14.7101	34,313
	01	2013	12.5737	14.2998	30,863
	01	2012	11.3077	12.5737	27,575
	01	2011	11.6416	11.3077	15,193
	01	2010	10.0000	11.6416	0

	02	2018	16.3072	15.0020	1,736
	02	2017	14.3179	16.3072	1,730
	02	2016	13.8159	14.3179	1,822
	02	2015	14.1701	13.8159	1,888
	02	2014	13.8311	14.1701	2,810
	02	2013	12.2113	13.8311	2,955
	02	2012	11.0269	12.2113	3,364
	02	2011	11.3987	11.0269	3,579
	02	2010	10.0000	11.3987	0

Fidelity VIP Mid Cap Portfolio, Service Class 2	01	2018	20.9599	17.5679	145,286
	01	2017	17.6790	20.9599	205,365
	01	2016	16.0606	17.6790	233,057
	01	2015	16.6064	16.0606	286,420
	01	2014	15.9187	16.6004	390,192
	01	2013	11.9126	15.9187	399,756
	01	2012	10.5737	11.9126	449,678
	01	2011	12.0596	10.5737	429,403
	01	2010	10.0000	12.0596	7,597

	02	2018	20.0556	16.7422	41,852
	02	2017	16.9844	20.0556	45,694
	02	2016	15.4926	16.9844	54,398
	02	2015	16.0788	15.4926	64,129
	02	2014	15.4815	16.0788	85,465
	02	2013	11.6327	15.4815	91,098
	02	2012	10.3676	11.6327	86,387
	02	2011	11.8728	10.3676	82,785
	02	2010	10.0000	11.8728	6,537

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
First Eagle Overseas Variable Fund	01	2018	15.4994	13.6348	732,076
	01	2017	13.7535	15.4994	808,392
	01	2016	13.2968	13.7535	1,006,753
	01	2015	13.2753	13.2968	1,195,534
	01	2014	13.6656	13.2753	1,602,562
	01	2013	12.2694	13.6656	1,751,187
	01	2012	10.8650	12.2694	2,057,158
	01	2011	11.7890	10.8650	2,043,297
	01	2010	10.0000	11.7890	68,125

	02	2018	14.8307	12.9940	127,883
	02	2017	13.2131	14.8307	152,565
	02	2016	12.8265	13.2131	172,099
	02	2015	12.8582	12.8265	190,677
	02	2014	13.2903	12.8582	262,078
	02	2013	11.9812	13.2903	278,806
	02	2012	10.6533	11.9812	308,686
	02	2011	11.6065	10.6533	313,060
	02	2010	10.0000	11.6065	21,125

Franklin Income VIP Fund, Class 2	01	2018	14.8054	13.9338	192,824
	01	2017	13.7249	14.8054	249,154
	01	2016	12.2388	13.7249	258,442
	01	2015	13.3886	12.2388	313,676
	01	2014	13.0126	13.3886	367,057
	01	2013	11.6120	13.0126	342,371
	01	2012	10.4816	11.6120	377,350
	01	2011	10.4089	10.4816	348,942
	01	2010	10.0000	10.4089	15,460

	02	2018	14.1668	13.2790	27,871
	02	2017	13.1858	14.1668	34,303
	02	2016	11.8061	13.1858	43,524
	02	2015	12.9680	11.8061	54,192
	02	2014	12.6553	12.9680	83,751
	02	2013	11.3393	12.6553	78,231
	02	2012	10.2775	11.3393	67,620
	02	2011	10.2478	10.2775	70,337
	02	2010	10.0000	10.2478	982

Franklin Income VIP Fund, Class 4	01	2018	14.5259	13.6547	44,575
	01	2017	13.4809	14.5259	61,273
	01	2016	12.0375	13.4809	69,084
	01	2015	13.1814	12.0375	88,658
	01	2014	12.8227	13.1814	87,527
	01	2013	11.4512	12.8227	73,547
	01	2012	10.3449	11.4512	87,231
	01	2011	10.0000	10.3449	52,984

	02	2018	14.1593	13.2565	3,877
	02	2017	13.1936	14.1593	4,244
	02	2016	11.8290	13.1936	9,172
	02	2015	13.0061	11.8290	12,729

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2014	12.7038	13.0061	13,901
	02	2013	11.3914	12.7038	13,403
	02	2012	10.3331	11.3914	19,222
	02	2011	10.0000	10.3331	12,880

Franklin Mutual Shares VIP Fund, Class 2	01	2018	24.6719	22.0638	29,104
	01	2017	23.1512	24.6719	40,392
	01	2016	20.2825	23.1512	39,518
	01	2015	21.6938	20.2825	45,965
	01	2014	20.5912	21.6938	63,008
	01	2013	16.3233	20.5912	61,791
	01	2012	14.5290	16.3233	51,469
	01	2011	14.9278	14.5290	48,407
	01	2010	10.0000	14.9278	2,723

	02	2018	23.1705	20.6376	240
	02	2017	21.8298	23.1705	1,583
	02	2016	19.2031	21.8298	3,449
	02	2015	20.6231	19.2031	14,394
	02	2014	19.6549	20.6231	13,777
	02	2013	15.6447	19.6549	12,150
	02	2012	13.9822	15.6447	2,483
	02	2011	14.4246	13.9822	3,811
	02	2010	10.0000	14.4246	258

Franklin Mutual Shares VIP Fund, Class 4	01	2018	17.7940	15.8969	7,496
	01	2017	16.7121	17.7940	7,408
	01	2016	14.6560	16.7121	7,019
	01	2015	15.6945	14.6560	7,684
	01	2014	14.9079	15.6945	7,519
	01	2013	11.8372	14.9079	5,808
	01	2012	10.5403	11.8372	5,875
	01	2011	10.0000	10.5403	4,099

	02	2018	17.3450	15.4333	1,896
	02	2017	16.3559	17.3450	1,928
	02	2016	14.4022	16.3559	2,044
	02	2015	15.4858	14.4022	2,298
	02	2014	14.7698	15.4858	2,237
	02	2013	11.7754	14.7698	842
	02	2012	10.5283	11.7754	1,010
	02	2011	10.0000	10.5283	625

Franklin Small Cap Value VIP Fund, Class 2	01	2018	38.2179	32.7457	25,020
	01	2017	35.1154	38.2179	30,905
	01	2016	27.4243	35.1154	38,309
	01	2015	30.1096	27.4243	58,018
	01	2014	30.4410	30.1096	64,222
	01	2013	22.7186	30.4410	63,962
	01	2012	19.5135	22.7186	56,575
	01	2011	20.6154	19.5135	52,914
	01	2010	10.0000	20.6154	842

	02	2018	35.8921	30.6289	7,270
	02	2017	33.1112	35.8921	7,362

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2016	25.9656	33.1112	7,341
	02	2015	28.6235	25.9656	9,731
	02	2014	29.0569	28.6235	15,880
	02	2013	21.7741	29.0569	14,345
	02	2012	18.7791	21.7741	8,995
	02	2011	19.9204	18.7791	9,377
	02	2010	10.0000	19.9204	207

Franklin Small Cap Value VIP Fund, Class 4	01	2018	21.4334	18.3367	5,055
	01	2017	19.7092	21.4334	7,488
	01	2016	15.4009	19.7092	9,859
	01	2015	16.9325	15.4009	14,243
	01	2014	17.1347	16.9325	17,657
	01	2013	12.7987	17.1347	15,814
	01	2012	11.0043	12.7987	13,222
	01	2011	10.0000	11.0043	11,607

	02	2018	20.8925	17.8018	2,215
	02	2017	19.2891	20.8925	2,137
	02	2016	15.1342	19.2891	2,266
	02	2015	16.7073	15.1342	3,295
	02	2014	16.9760	16.7073	3,849
	02	2013	12.7319	16.9760	2,675
	02	2012	10.9917	12.7319	2,742
	02	2011	10.0000	10.9917	3,056

Franklin Strategic Income VIP Fund, Class 2	01	2018	14.3131	13.7758	17,761
	01	2017	13.9176	14.3131	25,952
	01	2016	13.1102	13.9176	39,485
	01	2015	13.8666	13.1102	49,912
	01	2014	13.8417	13.8666	74,501
	01	2013	13.6222	13.8417	66,234
	01	2012	12.2852	13.6222	69,007
	01	2011	12.1773	12.2852	62,275
	01	2010	10.0000	12.1773	1,271

	02	2018	13.6958	13.1285	3,962
	02	2017	13.3709	13.6958	16,951
	02	2016	12.6467	13.3709	17,197
	02	2015	13.4310	12.6467	18,626
	02	2014	13.4616	13.4310	30,133
	02	2013	13.3023	13.4616	32,524
	02	2012	12.0459	13.3023	36,028
	02	2011	11.9888	12.0459	32,436
	02	2010	10.0000	11.9888	0

Franklin Strategic Income VIP Fund, Class 4	01	2018	11.6490	11.2001	2,807
	01	2017	11.3375	11.6490	4,800
	01	2016	10.6873	11.3375	4,829
	01	2015	11.3165	10.6873	8,188
	01	2014	11.3082	11.3165	8,074
	01	2013	11.1450	11.3082	7,645
	01	2012	10.0587	11.1450	5,272
	01	2011	10.0000	10.0587	4,121

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2018	11.3549	10.8734	1,627
	02	2017	11.0959	11.3549	1,684
	02	2016	10.5022	11.0959	1,744
	02	2015	11.1660	10.5022	2,600
	02	2014	11.2033	11.1660	2,585
	02	2013	11.0868	11.2033	1,725
	02	2012	10.0472	11.0868	2,917
	02	2011	10.0000	10.0472	971

Rational Trend Aggregation VA Fund	01	2018	14.1070	13.2396	381
	01	2017	14.5741	14.1070	388
	01	2016	13.8532	14.5741	350
	01	2015	14.5297	13.8532	1,085
	01	2014	13.4108	14.5297	1,082
	01	2013	11.3667	13.4108	1,111
	01	2012	10.3694	11.3667	1,159
	01	2011	9.8466	10.3694	949
	01	2010	10.0000	9.8466	0

	02	2018	13.5416	12.6578	0
	02	2017	14.0464	13.5416	0
	02	2016	13.4061	14.0464	0
	02	2015	14.1182	13.4061	0
	02	2014	13.0843	14.1182	0
	02	2013	11.1352	13.0843	0
	02	2012	10.1999	11.1352	0
	02	2011	9.7252	10.1999	0
	02	2010	10.0000	9.7252	0

Rational Insider Buying VA Fund	01	2018	16.6960	15.2406	328
	01	2017	14.4442	16.6960	328
	01	2016	13.2306	14.4442	353
	01	2015	14.4912	13.2306	1,136
	01	2014	15.0448	14.4912	1,289
	01	2013	11.5957	15.0448	2,816
	01	2012	9.6155	11.5957	3,329
	01	2011	9.8664	9.6155	3,407
	01	2010	10.0000	9.8664	590

	02	2018	16.0269	14.5708	0
	02	2017	13.9212	16.0269	0
	02	2016	12.8036	13.9212	0
	02	2015	14.0808	12.8036	0
	02	2014	14.6785	14.0808	0
	02	2013	11.3596	14.6785	0
	02	2012	9.4584	11.3596	0
	02	2011	9.7447	9.4584	0
	02	2010	10.0000	9.7447	0

Invesco V.I. Equity and Income Fund, Series II	01	2018	18.4022	16.3372	1,128,877
	01	2017	16.8887	18.4022	1,221,016
	01	2016	14.9536	16.8887	1,278,829
	01	2015	15.6079	14.9536	1,547,138

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2014	14.5906	15.6079	1,782,345
	01	2013	11.8791	14.5906	1,493,753
	01	2012	10.7479	11.8791	878,145
	01	2011	11.0718	10.7479	835,940
	01	2010	10.0000	11.0718	5,925

	02	2018	17.6814	15.6340	151,765
	02	2017	16.2926	17.6814	158,898
	02	2016	14.4847	16.2926	130,681
	02	2015	15.1803	14.4847	163,567
	02	2014	14.2488	15.1803	195,745
	02	2013	11.6482	14.2488	136,564
	02	2012	10.5823	11.6482	111,499
	02	2011	10.9456	10.5823	102,534
	02	2010	10.0000	10.9456	926

Invesco V.I. American Value Fund, Series II	01	2018	18.9760	16.2608	22,031
	01	2017	17.5897	18.9760	27,442
	01	2016	15.5225	17.5897	52,629
	01	2015	17.4126	15.5225	63,825
	01	2014	16.1720	17.4126	65,184
	01	2013	12.2772	16.1720	63,500
	01	2012	10.6634	12.2772	27,292
	01	2011	10.7530	10.6634	13,760
	01	2010	10.0000	10.7530	2,003

	02	2018	18.2326	15.5608	3,244
	02	2017	16.9687	18.2326	1,289
	02	2016	15.0357	16.9687	2,720
	02	2015	16.9355	15.0357	4,223
	02	2014	15.7931	16.9355	6,485
	02	2013	12.0385	15.7931	7,353
	02	2012	10.4990	12.0385	5,629
	02	2011	10.6304	10.4990	5,979
	02	2010	10.0000	10.6304	0

Invesco V.I. Comstock Fund, Series II	01	2018	17.7298	15.2801	69,468
	01	2017	15.3312	17.7298	57,288
	01	2016	13.3249	15.3312	70,122
	01	2015	14.4431	13.3249	83,631
	01	2014	13.4604	14.4431	97,031
	01	2013	10.0891	13.4604	91,472
	01	2012	8.6266	10.0891	44,734
	01	2011	8.9599	8.6266	39,997
	01	2010	10.0000	8.9599	0

	02	2018	16.9649	14.5619	9,503
	02	2017	14.7288	16.9649	11,421
	02	2016	12.8536	14.7288	15,242
	02	2015	13.9892	12.8536	22,535
	02	2014	13.0907	13.9892	21,426
	02	2013	9.8520	13.0907	16,726
	02	2012	8.4585	9.8520	7,146
	02	2011	8.8211	8.4585	7,948
	02	2010	10.0000	8.8211	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Invesco V.I. International Growth Fund, Series II	01	2018	15.0393	12.5415	12,641
	01	2017	12.4588	15.0393	14,263
	01	2016	12.7567	12.4588	10,519
	01	2015	13.3191	12.7567	11,183
	01	2014	13.5304	13.3191	16,207
	01	2013	11.5883	13.5304	9,452
	01	2012	10.2240	11.5883	1,700
	01	2011	10.0000	10.2240	0

	02	2018	14.6597	12.1756	0
	02	2017	12.1932	14.6597	0
	02	2016	12.5358	12.1932	0
	02	2015	13.1419	12.5358	0
	02	2014	13.4050	13.1419	0
	02	2013	11.5278	13.4050	0
	02	2012	10.2124	11.5278	0
	02	2011	10.0000	10.2124	0

JPMorgan Insurance Trust Core Bond Portfolio, Class 2	01	2018	10.4042	10.2089	633,118
	01	2017	10.2396	10.4042	742,167
	01	2016	10.2237	10.2396	708,694
	01	2015	10.3061	10.2237	636,664
	01	2014	10.0075	10.3061	684,257
	01	2013	10.3555	10.0075	474,749
	01	2012	10.0222	10.3555	112,838
	01	2011	10.0000	10.0222	51,712

	02	2018	10.1415	9.9111	79,001
	02	2017	10.0213	10.1415	66,993
	02	2016	10.0466	10.0213	80,030
	02	2015	10.1690	10.0466	55,793
	02	2014	9.9147	10.1690	63,924
	02	2013	10.3014	9.9147	24,622
	02	2012	10.0108	10.3014	23,504
	02	2011	10.0000	10.0108	5,104

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2	01	2018	22.9989	21.1661	11,452
	01	2017	19.1591	22.9989	12,073
	01	2016	17.5984	19.1591	12,969
	01	2015	17.7888	17.5984	14,894
	01	2014	15.9207	17.7888	16,933
	01	2013	11.9115	15.9207	11,583
	01	2012	10.3278	11.9115	12,903
	01	2011	10.0000	10.3278	4,692

	02	2018	24.4185	20.5488	2,079
	02	2017	18.7508	24.4185	2,133
	02	2016	17.2937	18.7508	2,072
	02	2015	17.5522	17.2937	667
	02	2014	15.7731	17.5522	673
	02	2013	11.8493	15.7731	353
	02	2012	10.3160	11.8493	0
	02	2011	10.0000	10.3160	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Lazard Retirement Emerging Markets Equity Portfolio, Service Class	01	2018	11.4867	9.2003	164,994
	01	2017	9.1361	11.4867	156,694
	01	2016	7.6911	9.1361	213,786
	01	2015	9.7821	7.6911	278,424
	01	2014	10.4299	9.7821	352,708
	01	2013	10.7384	10.4299	388,487
	01	2012	8.9466	10.7384	388,947
	01	2011	11.0933	8.9466	404,222
	01	2010	10.0000	11.0933	24,383

	02	2018	11.0366	8.8042	68,810
	02	2017	8.8135	11.0366	67,127
	02	2016	7.4498	8.8135	68,218
	02	2015	9.5140	7.4498	96,681
	02	2014	10.1855	9.5140	95,076
	02	2013	10.5296	10.1855	104,104
	02	2012	8.8087	10.5296	86,553
	02	2011	10.9668	8.8087	91,755
	02	2010	10.0000	10.9668	3,925

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC	01	2018	25.7617	23.2690	28,650
	01	2017	23.2659	25.7617	31,882
	01	2016	20.4382	23.2659	34,364
	01	2015	21.5222	20.4382	46,810
	01	2014	20.4247	21.5222	98,385
	01	2013	15.2971	20.4247	100,708
	01	2012	14.0666	15.2971	86,739
	01	2011	14.9744	14.0666	81,464
	01	2010	10.0000	14.9744	1,009

	02	2018	24.3267	21.8843	19,364
	02	2017	22.0584	24.3267	19,873
	02	2016	19.4566	22.0584	17,958
	02	2015	20.5723	19.4566	20,987
	02	2014	19.6030	20.5723	25,801
	02	2013	14.7416	19.6030	27,663
	02	2012	13.6115	14.7416	27,183
	02	2011	14.5490	13.6115	33,297
	02	2010	10.0000	14.5490	2,100

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC	01	2018	25.9613	24.7941	23,548
	01	2017	21.4746	25.9613	29,079
	01	2016	21.5689	21.4746	31,847
	01	2015	21.3494	21.5689	36,563
	01	2014	20.4654	21.3494	42,466
	01	2013	15.1801	20.4654	40,313
	01	2012	13.5283	15.1801	37,274
	01	2011	15.2913	13.5283	36,031
	01	2010	10.0000	15.2913	381

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2018	24.5151	23.3185	4,106
	02	2017	20.3600	24.5151	4,362
	02	2016	20.5329	20.3600	4,698
	02	2015	20.4070	20.5329	7,547
	02	2014	19.6420	20.4070	8,359
	02	2013	14.6288	19.6420	7,205
	02	2012	13.0905	14.6288	7,459
	02	2011	14.8569	13.0905	8,238
	02	2010	10.0000	14.8569	1,014

MFS Corporate Bond Portfolio, Service Class	01	2018	18.3658	17.4642	549,520
	01	2017	17.5970	18.3658	752,738
	01	2016	16.8820	17.5970	774,290
	01	2015	17.2657	16.8820	848,771
	01	2014	16.6253	17.2657	965,853
	01	2013	16.9907	16.6253	925,696
	01	2012	15.5647	16.9907	606,487
	01	2011	14.8866	15.5647	579,978
	01	2010	10.0000	14.8866	20,230

	02	2018	17.2483	16.3354	60,283
	02	2017	16.5928	17.2483	103,424
	02	2016	15.9837	16.5928	104,824
	02	2015	16.4137	15.9837	117,744
	02	2014	15.8695	16.4137	151,245
	02	2013	16.2846	15.8695	150,943
	02	2012	14.9791	16.2846	138,926
	02	2011	14.3849	14.9791	142,797
	02	2010	10.0000	14.3849	7,853

MFS Core Equity Portfolio, Service Class	01	2018	20.5743	19.4109	42,842
	01	2017	16.8005	20.5743	50,525
	01	2016	15.3801	16.8005	63,785
	01	2015	15.7016	15.3801	79,961
	01	2014	14.3742	15.7016	110,050
	01	2013	10.8839	14.3742	95,510
	01	2012	9.5211	10.8839	43,312
	01	2011	9.8034	9.5211	40,173
	01	2010	10.0000	9.8034	2,235

	02	2018	19.6867	18.4986	3,095
	02	2017	16.1404	19.6867	3,501
	02	2016	14.8362	16.1404	15,328
	02	2015	15.2082	14.8362	67,491
	02	2014	13.9794	15.2082	75,191
	02	2013	10.6282	13.9794	79,331
	02	2012	9.3355	10.6282	76,589
	02	2011	9.6515	9.3355	57,698
	02	2010	10.0000	9.6515	0

MFS Emerging Markets Equity Portfolio, Service Class	01	2018	16.6681	14.0758	73,080
	01	2017	12.3097	16.6681	113,723

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2016	11.4781	12.3097	135,545
	01	2015	13.4278	11.4781	158,800
	01	2014	14.6787	13.4278	165,376
	01	2013	15.7772	14.6787	176,795
	01	2012	13.5269	15.7772	163,282
	01	2011	16.9221	13.5269	172,837
	01	2010	10.0000	16.9221	1,850

	02	2018	15.8618	13.3408	10,640
	02	2017	11.7614	15.8618	10,267
	02	2016	11.0116	11.7614	16,268
	02	2015	12.9348	11.0116	22,662
	02	2014	14.1975	12.9348	31,580
	02	2013	15.3224	14.1975	31,574
	02	2012	13.1909	15.3224	25,538
	02	2011	16.5691	13.1909	28,600
	02	2010	10.0000	16.5691	0

MFS Global Tactical Allocation Portfolio, Service Class	01	2018	13.1776	12.3372	9,911,757
	01	2017	12.1151	13.1776	11,113,201
	01	2016	11.6232	12.1151	12,843,738
	01	2015	12.1200	11.6232	14,699,249
	01	2014	11.8212	12.1200	17,749,337
	01	2013	11.0736	11.8212	19,433,863
	01	2012	10.3056	11.0736	20,867,665
	01	2011	10.3446	10.3056	19,653,338
	01	2010	10.0000	10.3446	517,213

	02	2018	12.7540	11.8925	1,467,490
	02	2017	11.7729	12.7540	1,655,297
	02	2016	11.3409	11.7729	1,903,310
	02	2015	11.8740	11.3409	2,194,547
	02	2014	11.6286	11.8740	2,885,780
	02	2013	10.9376	11.6286	3,198,510
	02	2012	10.2209	10.9376	3,396,263
	02	2011	10.3014	10.2209	3,227,421
	02	2010	10.0000	10.3014	103,714

MFS Government Securities Portfolio, Service Class	01	2018	12.8382	12.6472	447,959
	01	2017	12.7933	12.8382	512,106
	01	2016	12.9206	12.7933	561,151
	01	2015	13.1038	12.9206	628,845
	01	2014	12.7294	13.1038	734,831
	01	2013	13.3289	12.7294	757,652
	01	2012	13.2529	13.3289	876,270
	01	2011	12.5801	13.2529	714,966
	01	2010	10.0000	12.5801	7,049

	02	2018	12.0570	11.8298	52,088
	02	2017	12.0632	12.0570	54,487
	02	2016	12.2330	12.0632	61,612

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2015	12.4572	12.2330	75,187
	02	2014	12.1506	12.4572	120,113
	02	2013	12.7749	12.1506	88,388
	02	2012	12.7543	12.7749	103,641
	02	2011	12.1560	12.7543	83,139
	02	2010	10.0000	12.1560	1,854

MFS High Yield Portfolio, Service Class	01	2018	11.8142	11.2423	48,751
	01	2017	11.2985	11.8142	50,309
	01	2016	10.1087	11.2985	62,968
	01	2015	10.7538	10.1087	102,437
	01	2014	10.6640	10.7538	91,655
	01	2013	10.2197	10.6640	133,075
	01	2012	10.0000	10.2197	96,274

	02	2018	11.5711	10.9666	4,084
	02	2017	11.1105	11.5711	9,111
	02	2016	9.9811	11.1105	9,172
	02	2015	10.6615	9.9811	27,914
	02	2014	10.6156	10.6615	30,644
	02	2013	10.2149	10.6156	29,315
	02	2012	10.0000	10.2149	35,944

MFS International Growth Portfolio, Service Class	01	2018	14.7033	13.1149	40,032
	01	2017	11.2949	14.7033	40,719
	01	2016	11.2424	11.2949	48,453
	01	2015	11.4191	11.2424	61,541
	01	2014	12.2460	11.4191	93,679
	01	2013	10.9534	12.2460	89,197
	01	2012	9.3174	10.9534	74,499
	01	2011	10.6579	9.3174	72,962
	01	2010	10.0000	10.6579	579

	02	2018	14.0689	12.4984	5,445
	02	2017	10.8511	14.0689	5,610
	02	2016	10.8447	10.8511	4,581
	02	2015	11.0602	10.8447	7,838
	02	2014	11.9096	11.0602	9,026
	02	2013	10.6960	11.9096	6,589
	02	2012	9.1358	10.6960	7,014
	02	2011	10.4928	9.1358	7,816
	02	2010	10.0000	10.4928	0

MFS International Value Portfolio, Service Class	01	2018	17.6737	15.6910	52,074
	01	2017	14.1687	17.6737	65,010
	01	2016	13.8734	14.1687	82,666
	01	2015	13.2676	13.8734	106,242
	01	2014	13.3391	13.2676	105,982
	01	2013	10.6262	13.3391	100,521
	01	2012	9.3205	10.6262	75,999
	01	2011	9.6480	9.3205	70,865
	01	2010	10.0000	9.6480	1,962

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2018	16.9113	14.9536	1,184
	02	2017	13.6120	16.9113	1,156
	02	2016	13.3828	13.6120	1,175
	02	2015	12.8506	13.3828	2,433
	02	2014	12.9727	12.8506	10,537
	02	2013	10.3765	12.9727	4,021
	02	2012	9.1388	10.3765	1,370
	02	2011	9.4986	9.1388	1,381
	02	2010	10.0000	9.4986	0

MFS U.S. Government Money Market Portfolio, Service Class	01	2018	9.2119	9.1737	628,498
	01	2017	9.3390	9.2119	752,940
	01	2016	9.4949	9.3390	813,985
	01	2015	9.6542	9.4949	586,487
	01	2014	9.8161	9.6542	787,072
	01	2013	9.9808	9.8161	926,461
	01	2012	10.0000	9.9808	853,161

	02	2018	9.0223	8.9486	79,839
	02	2017	9.1836	9.0223	93,947
	02	2016	9.5713	9.1836	109,061
	02	2015	9.5713	9.5713	61,349
	02	2014	9.7716	9.5713	87,447
	02	2013	9.9761	9.7716	139,165
	02	2012	10.0000	9.9761	115,345

MFS Research International Portfolio, Service Class	01	2018	24.7768	20.8776	8,323
	01	2017	19.6950	24.7768	46,481
	01	2016	20.2100	19.6950	53,643
	01	2015	21.0106	20.2100	53,168
	01	2014	23.0104	21.0106	59,021
	01	2013	19.6982	23.0104	54,250
	01	2012	17.2251	19.6982	49,963
	01	2011	19.6916	17.2251	50,508
	01	2010	10.0000	19.6916	137

	02	2018	23.2689	19.5279	3,188
	02	2017	18.5708	23.2689	2,998
	02	2016	19.1342	18.5708	3,785
	02	2015	19.9736	19.1342	4,615
	02	2014	21.9641	19.9736	5,663
	02	2013	18.8792	21.9641	3,041
	02	2012	16.5767	18.8792	3,329
	02	2011	19.0278	16.5767	3,404
	02	2010	10.0000	19.0278	0

MFS Total Return Series, Service Class	01	2018	13.1305	12.1551	654,955
	01	2017	11.9167	13.1305	743,013
	01	2016	11.1350	11.9167	756,769
	01	2015	11.3877	11.1350	932,664
	01	2014	10.6977	11.3877	1,165,649

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2013	10.0000	10.6977	1,216,828

	02	2018	12.8991	11.8928	93,435
	02	2017	11.7538	12.8991	121,932
	02	2016	11.0277	11.7538	134,547
	02	2015	11.3241	11.0277	195,756
	02	2014	10.6813	11.3241	212,107
	02	2013	10.0000	10.6813	238,707

MFS Growth Series, Service Class	01	2018	22.5571	22.7188	13,159
	01	2017	17.4951	22.5571	16,162
	01	2016	17.4093	17.4951	24,784
	01	2015	16.4968	17.4093	26,212
	01	2014	15.4333	16.4968	60,852
	01	2013	11.4964	15.4333	51,687
	01	2012	10.0000	11.4964	30,971

	02	2018	21.9879	22.0562	2,733
	02	2017	17.1223	21.9879	3,097
	02	2016	17.1079	17.1223	8,940
	02	2015	16.2775	17.1079	4,104
	02	2014	15.2903	16.2775	3,861
	02	2013	11.4364	15.2903	4,144
	02	2012	10.0000	11.4364	5,153

MFS Research Series, Service Class	01	2018	18.4698	17.3240	42,586
	01	2017	15.2580	18.4698	44,091
	01	2016	14.3000	15.2580	55,112
	01	2015	14.4630	14.3000	59,626
	01	2014	13.3767	14.4630	101,108
	01	2013	10.3037	13.3767	106,921
	01	2012	10.0000	10.3037	133,358

	02	2018	18.0897	16.8991	8,861
	02	2017	15.0042	18.0897	6,551
	02	2016	14.1196	15.0042	8,063
	02	2015	14.3389	14.1196	11,566
	02	2014	13.3161	14.3389	19,122
	02	2013	10.2989	13.3161	16,443
	02	2012	10.0000	10.2989	24,656

MFS Utilities Series, Service Class	01	2018	10.4354	10.3459	107,446
	01	2017	9.2665	10.4354	139,163
	01	2016	8.4702	9.2665	164,725
	01	2015	10.1034	8.4702	185,957
	01	2014	10.0000	10.1034	212,530

	02	2018	10.2924	10.1630	15,911
	02	2017	9.1763	10.2924	18,278
	02	2016	8.4220	9.1763	21,872
	02	2015	10.0870	8.4220	25,738
	02	2014	10.0000	10.0870	38,270

MFS Value Series, Service Class	01	2018	18.7609	16.5396	76,069
	01	2017	16.2542	18.7609	224,628
	01	2016	14.5258	16.2542	233,685

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2015	14.9087	14.5258	234,932
	01	2014	13.7554	14.9087	309,120
	01	2013	10.3145	13.7554	22,132
	01	2012	10.0000	10.3145	29,862

	02	2018	18.3749	16.1340	22,708
	02	2017	15.9839	18.3749	43,395
	02	2016	14.3425	15.9839	43,768
	02	2015	14.7808	14.3425	32,156
	02	2014	13.6931	14.7808	65,853
	02	2013	10.3097	13.6931	3,446
	02	2012	10.0000	10.3097	4,797
MFS Blended Research Small Cap Portfolio, Service Class	01	2018	19.4404	18.0952	23,028
	01	2017	17.2324	19.4404	26,916
	01	2016	14.5305	17.2324	35,861
	01	2015	15.4509	14.5305	47,689
	01	2014	14.6771	15.4509	55,828
	01	2013	10.2683	14.6771	53,445
	01	2012	9.1276	10.2683	71,237
	01	2011	9.7786	9.1276	57,367
	01	2010	10.0000	9.7786	1,890

	02	2018	18.6015	17.2445	16,466
	02	2017	16.5552	18.6015	28,930
	02	2016	14.0165	16.5552	30,800
	02	2015	14.9652	14.0165	20,999
	02	2014	14.2739	14.9652	29,473
	02	2013	10.0270	14.2739	11,849
	02	2012	8.9497	10.0270	22,025
	02	2011	9.6271	8.9497	19,329
	02	2010	10.0000	9.6271	0
MFS Conservative Allocation Portfolio, Service Class	01	2018	16.1440	15.4126	2,791,419
	01	2017	14.7555	16.1440	3,143,628
	01	2016	14.3258	14.7555	4,591,866
	01	2015	14.6376	14.3258	6,157,750
	01	2014	14.2543	14.6376	7,319,540
	01	2013	13.2340	14.2543	7,639,142
	01	2012	12.3783	13.2340	8,288,525
	01	2011	12.5068	12.3783	7,927,286
	01	2010	10.0000	12.5068	142,264

	02	2018	15.5506	14.7862	704,634
	02	2017	14.2704	15.5506	752,861
	02	2016	13.9114	14.2704	899,657
	02	2015	14.2723	13.9114	862,219
	02	2014	13.9553	14.2723	1,024,302
	02	2013	13.0093	13.9553	1,042,477
	02	2012	12.2181	13.0093	1,234,642
	02	2011	12.3952	12.2181	1,018,406
	02	2010	10.0000	12.3952	18,265

MFS Global Real Estate Portfolio, Service Class	01	2018	19.1043	18.1617	43,632
	01	2017	17.1785	19.1043	92,263
	01	2016	16.2173	17.1785	101,382
	01	2015	16.4123	16.2173	113,322

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2014	14.4720	16.4123	130,232
	01	2013	14.0455	14.4720	141,163
	01	2012	11.0232	14.0455	126,019
	01	2011	12.1482	11.0232	135,197
	01	2010	10.0000	12.1482	1,195

	02	2018	18.0513	17.0915	12,304
	02	2017	16.2970	18.0513	14,897
	02	2016	15.4480	16.2970	20,868
	02	2015	15.6976	15.4480	20,527
	02	2014	13.8983	15.6976	26,410
	02	2013	13.5438	13.8983	27,173
	02	2012	10.6730	13.5438	23,849
	02	2011	11.8104	10.6730	21,597
	02	2010	10.0000	11.8104	0

MFS Growth Allocation Portfolio, Service Class	01	2018	22.5281	20.9455	244,746
	01	2017	19.1649	22.5281	250,363
	01	2016	18.2220	19.1649	283,065
	01	2015	18.4727	18.2220	300,561
	01	2014	17.8821	18.4727	329,926
	01	2013	14.8569	17.8821	318,620
	01	2012	13.4409	14.8569	296,857
	01	2011	14.2208	13.4409	296,793
	01	2010	10.0000	14.2208	6,630

	02	2018	21.7001	20.0943	69,025
	02	2017	18.5348	21.7001	71,943
	02	2016	17.6949	18.5348	92,732
	02	2015	18.0117	17.6949	96,969
	02	2014	17.5070	18.0117	113,354
	02	2013	14.6046	17.5070	102,614
	02	2012	13.2670	14.6046	104,781
	02	2011	14.0940	13.2670	105,505
	02	2010	10.0000	14.0940	2,160

MFS Inflation Adjusted Bond Portfolio, Service Class	01	2018	12.3529	11.5774	1,862,627
	01	2017	11.6301	12.3529	2,121,806
	01	2016	11.5502	11.6301	2,261,232
	01	2015	12.3967	11.5502	2,426,338
	01	2014	12.1863	12.3967	2,862,027
	01	2013	13.0821	12.1863	3,123,116
	01	2012	12.3837	13.0821	3,601,195
	01	2011	11.2702	12.3837	3,110,467
	01	2010	10.0000	11.2702	76,973

	02	2018	11.8988	11.1069	294,916
	02	2017	11.2477	11.8988	329,323
	02	2016	11.2160	11.2477	349,478
	02	2015	12.0873	11.2160	390,904
	02	2014	11.9307	12.0873	475,054
	02	2013	12.8601	11.9307	482,091

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2012	12.2235	12.8601	500,775
	02	2011	11.1697	12.2235	441,964
	02	2010	10.0000	11.1697	8,429

MFS Limited Maturity Portfolio, Service Class	01	2018	9.8457	9.7784	1,484,876
	01	2017	9.8672	9.8457	1,636,156
	01	2016	9.8863	9.8672	1,743,158
	01	2015	10.0243	9.8863	1,987,456
	01	2014	10.1430	10.0243	2,570,749
	01	2013	10.2637	10.1430	2,630,920
	01	2012	10.2315	10.2637	1,638,627
	01	2011	10.3846	10.2315	1,314,078
	01	2010	10.0000	10.3846	33,622

	02	2018	9.4600	9.3575	271,132
	02	2017	9.5190	9.4600	299,634
	02	2016	9.5764	9.5190	339,043
	02	2015	9.7497	9.5764	354,259
	02	2014	9.9054	9.7497	436,762
	02	2013	10.0643	9.9054	414,325
	02	2012	10.0739	10.0643	239,537
	02	2011	10.2663	10.0739	269,074
	02	2010	10.0000	10.2663	4,777

MFS Mid Cap Value Portfolio, Service Class	01	2018	21.0703	18.3149	33,096
	01	2017	18.8893	21.0703	37,531
	01	2016	16.5910	18.8893	44,308
	01	2015	17.3305	16.5910	88,041
	01	2014	15.9956	17.3305	67,095
	01	2013	11.9127	15.9956	72,829
	01	2012	10.4414	11.9127	74,591
	01	2011	10.3738	10.4414	75,359
	01	2010	10.0000	10.3738	2,479

	02	2018	20.2450	17.5266	8,699
	02	2017	18.2225	20.2450	14,610
	02	2016	16.0707	18.2225	20,083
	02	2015	16.8557	16.0707	26,185
	02	2014	15.6208	16.8557	30,279
	02	2013	11.6811	15.6208	29,774
	02	2012	10.2805	11.6811	26,889
	02	2011	10.2556	10.2805	25,617
	02	2010	10.0000	10.2556	487

MFS Moderate Allocation Portfolio, Service Class	01	2018	19.4629	18.3509	9,829,474
	01	2017	17.1720	19.4629	11,028,069
	01	2016	16.4927	17.1720	12,286,156
	01	2015	16.7475	16.4927	13,922,468
	01	2014	16.2115	16.7475	17,224,564
	01	2013	14.1479	16.2115	16,685,818
	01	2012	13.0319	14.1479	16,248,231
	01	2011	13.4940	13.0319	15,774,256
	01	2010	10.0000	13.4940	537,464

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2018	18.7476	17.6052	1,672,577
	02	2017	16.6075	18.7476	1,851,938
	02	2016	16.0156	16.6075	2,007,831
	02	2015	16.3295	16.0156	2,345,167
	02	2014	15.8714	16.3295	3,018,639
	02	2013	13.9078	15.8714	2,815,617
	02	2012	12.8633	13.9078	2,888,450
	02	2011	13.3737	12.8633	2,751,572
	02	2010	10.0000	13.3737	61,700
MFS New Discovery Value Portfolio, Service Class	01	2018	26.5481	23.2370	26,039
	01	2017	23.4681	26.5481	30,195
	01	2016	18.2833	23.4681	7,019
	01	2015	19.7158	18.2833	9,006
	01	2014	19.4265	19.7158	17,087
	01	2013	14.1414	19.4265	18,007
	01	2012	13.1201	14.1414	18,578
	01	2011	14.2679	13.1201	16,330
	01	2010	10.0000	14.2679	488

	02	2018	25.5723	22.2926	8,716
	02	2017	22.6965	25.5723	8,714
	02	2016	18.2833	22.6965	1,437
	02	2015	19.2236	18.2833	4,324
	02	2014	19.0190	19.2236	13,961
	02	2013	13.9012	19.0190	13,815
	02	2012	12.9503	13.9012	15,334
	02	2011	14.1406	12.9503	8,353
	02	2010	10.0000	14.1406	208

MFS Mid Cap Growth Series, Service Class	01	2018	19.7728	19.6311	10,059
	01	2017	15.8693	19.7728	10,521
	01	2016	15.4236	15.8693	19,877
	01	2015	15.0167	15.4236	18,478
	01	2014	14.0648	15.0167	21,683
	01	2013	10.4219	14.0648	19,564
	01	2012	10.0000	10.4219	15,035

	02	2018	19.3659	19.1496	2,217
	02	2017	15.6053	19.3659	2,466
	02	2016	15.2290	15.6053	3,979
	02	2015	14.8878	15.2290	3,970
	02	2014	14.0011	14.8878	9,857
	02	2013	10.4170	14.0011	7,796
	02	2012	10.0000	10.4170	7,008

MFS New Discovery Series, Service Class	01	2018	17.1071	16.5351	12,062
	01	2017	13.7674	17.1071	25,697
	01	2016	12.8663	13.7674	20,223
	01	2015	13.3690	12.8663	35,278
	01	2014	14.6946	13.3690	42,566
	01	2013	10.5800	14.6946	40,877

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2012	10.0000	10.5800	31,511

	02	2018	16.7551	16.1296	2,664
	02	2017	13.5383	16.7551	3,719
	02	2016	12.7039	13.5383	6,421
	02	2015	13.2542	12.7039	7,457
	02	2014	14.6280	13.2542	7,897
	02	2013	10.5751	14.6280	7,372
	02	2012	10.0000	10.5751	10,352

MFS Total Return Bond Series, Service Class	01	2018	10.9336	10.6099	6,853,451
	01	2017	10.6697	10.9336	8,030,937
	01	2016	10.4305	10.6697	8,319,938
	01	2015	10.6674	10.4305	9,340,391
	01	2014	10.2693	10.6674	11,425,702
	01	2013	10.5779	10.2693	11,739,768
	01	2012	10.0474	10.5779	12,472,770
	01	2011	10.0000	10.0474	92,261

	02	2018	10.6576	10.3004	984,286
	02	2017	10.4423	10.6576	1,166,275
	02	2016	10.2499	10.4423	1,232,959
	02	2015	10.5255	10.2499	1,351,190
	02	2014	10.1741	10.5255	1,640,082
	02	2013	10.5226	10.1741	1,698,634
	02	2012	10.0360	10.5226	1,765,571
	02	2011	10.0000	10.0360	12,374

Morgan Stanley Variable Insurance Fund Inc. Growth Portfolio, Class II	01	2018	23.3516	24.6411	53,912
	01	2017	16.6230	23.3516	42,888
	01	2016	17.2332	16.6230	52,926
	01	2015	15.6495	17.2332	28,489
	01	2014	14.9986	15.6493	39,698
	01	2013	10.3234	14.9986	28,005
	01	2012	9.2040	10.3234	1,330
	01	2011	10.0000	9.2040	874

	02	2018	22.7624	23.9225	10,333
	02	2017	16.2688	22.7624	8,630
	02	2016	16.9348	16.2688	8,443
	02	2015	15.4411	16.9348	1,728
	02	2014	14.8595	15.4411	1,330
	02	2013	10.2694	14.8595	911
	02	2012	9.1935	10.2694	818
	02	2011	10.0000	9.1935	0

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio, Class II	01	2018	18.8251	20.4624	9,672
	01	2017	13.8091	18.8251	13,436
	01	2016	15.4027	13.8091	17,019
	01	2015	16.6590	15.4027	20,450
	01	2014	16.6323	16.6590	25,704
	01	2013	12.3005	16.6323	26,038

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2012	11.5292	12.3005	37,221
	01	2011	12.6283	11.5292	38,534
	01	2010	10.0000	12.6283	2,521

	02	2018	18.0876	19.5815	3,657
	02	2017	13.3215	18.0876	1,576
	02	2016	14.9196	13.3215	15,400
	02	2015	16.2024	14.9196	16,818
	02	2014	16.2426	16.2024	19,916
	02	2013	12.0613	16.2426	28,032
	02	2012	11.3514	12.0613	29,614
	02	2011	12.4843	11.3514	12,770
	02	2010	10.0000	12.4843	397

Oppenheimer Capital Appreciation Fund/VA, Service Shares	01	2018	27.5392	25.4706	15,377
	01	2017	22.1327	27.5392	17,332
	01	2016	23.0643	22.1327	23,000
	01	2015	22.7091	23.0643	24,126
	01	2014	20.0560	22.7091	31,567
	01	2013	15.7557	20.0560	26,409
	01	2012	14.0776	15.7557	20,137
	01	2011	14.5127	14.0776	18,758
	01	2010	10.0000	14.5127	421

	02	2018	25.8633	23.8241	4,952
	02	2017	20.8694	25.8633	5,080
	02	2016	21.8367	20.8694	6,514
	02	2015	21.5883	21.8367	6,481
	02	2014	19.1440	21.5883	14,635
	02	2013	15.1006	19.1440	10,255
	02	2012	13.5478	15.1006	11,221
	02	2011	14.0234	13.5478	11,465
	02	2010	10.0000	14.0234	0

Oppenheimer Global Fund, Service Shares	01	2018	27.3060	23.2574	17,755
	01	2017	20.3650	27.3060	19,958
	01	2016	20.7393	20.3650	28,763
	01	2015	20.3402	20.7393	56,846
	01	2014	20.2648	20.3402	67,231
	01	2013	16.2252	20.2648	52,198
	01	2012	13.6409	16.2252	18,832
	01	2011	15.1623	13.6409	15,757
	01	2010	10.0000	15.1623	0

	02	2018	25.7850	21.8733	7,681
	02	2017	19.3080	25.7850	11,365
	02	2016	19.7432	19.3080	13,123
	02	2015	19.4424	19.7432	14,877
	02	2014	19.4495	19.4424	27,054
	02	2013	15.6360	19.4495	18,220
	02	2012	13.1995	15.6360	16,661
	02	2011	14.7315	13.1995	10,328
	02	2010	10.0000	14.7315	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
PIMCO All Asset Portfolio, Advisor Class	01	2018	12.1303	11.2798	583,360
	01	2017	10.8775	12.1303	718,642
	01	2016	9.7958	10.8775	717,847
	01	2015	10.9679	9.7958	933,729
	01	2014	11.1014	10.9679	1,072,521
	01	2013	11.2753	11.1014	1,104,231
	01	2012	9.9867	11.2753	827,182
	01	2011	10.0000	9.9867	380,017

	02	2018	11.8241	10.9508	114,467
	02	2017	10.6456	11.8241	140,593
	02	2016	9.6262	10.6456	142,547
	02	2015	10.8220	9.6262	171,522
	02	2014	10.9985	10.8220	202,687
	02	2013	11.2164	10.9985	223,830
	02	2012	9.9753	11.2164	132,460
	02	2011	10.0000	9.9753	43,953

PIMCO Commodity RealReturn Strategy Portfolio, Administrative Class	01	2018	5.9101	4.9909	124,688
	01	2017	5.8822	5.9101	189,591
	01	2016	5.1937	5.8822	214,579
	01	2015	7.1082	5.1937	269,422
	01	2014	8.8600	7.1082	257,606
	01	2013	10.5613	8.8600	251,586
	01	2012	10.1900	10.5613	292,486
	01	2011	11.2077	10.1900	287,325
	01	2010	10.0000	11.2077	7,407

	02	2018	5.6242	4.7302	26,867
	02	2017	5.6201	5.6242	27,368
	02	2016	4.9826	5.6201	28,024
	02	2015	6.8472	4.9826	34,126
	02	2014	8.5696	6.8472	33,939
	02	2013	10.2568	8.5696	35,558
	02	2012	9.9370	10.2568	45,212
	02	2011	10.9739	9.9370	46,206
	02	2010	10.0000	10.9739	0

PIMCO CommodityRealReturn Strategy Portfolio, Advisor Class	01	2018	5.2360	4.4180	11,819
	01	2017	5.2166	5.2360	13,803
	01	2016	4.6174	5.2166	11,993
	01	2015	6.3157	4.6174	17,505
	01	2014	7.8911	6.3157	15,393
	01	2013	9.4079	7.8911	27,908
	01	2012	9.1003	9.4079	35,253
	01	2011	10.0000	9.1003	28,284

	02	2018	5.1038	4.2891	2,601
	02	2017	5.1053	5.1038	2,643
	02	2016	4.5374	5.1053	2,463
	02	2015	6.2317	4.5374	4,103

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2014	7.8179	6.2317	3,067
	02	2013	9.3588	7.8179	2,497
	02	2012	9.0899	9.3588	2,360
	02	2011	10.0000	9.0899	2,351

PIMCO Emerging Markets Bond Portfolio, Administrative Class	01	2018	30.8915	28.9423	15,368
	01	2017	28.5796	30.8915	39,022
	01	2016	25.6377	28.5796	45,514
	01	2015	26.6669	25.6377	51,647
	01	2014	26.7075	26.6669	73,352
	01	2013	29.1897	26.7075	79,558
	01	2012	25.1746	29.1897	78,613
	01	2011	24.0717	25.1746	79,375
	01	2010	10.0000	24.0717	414

	02	2018	29.0301	27.0887	1,999
	02	2017	26.9656	29.0301	2,673
	02	2016	24.2886	26.9656	2,582
	02	2015	25.3669	24.2886	2,876
	02	2014	25.5094	25.3669	9,365
	02	2013	27.9942	25.5094	11,093
	02	2012	24.2426	27.9942	12,139
	02	2011	23.2750	24.2426	10,442
	02	2010	10.0000	23.2750	736

PIMCO Emerging Markets Bond Portfolio, Advisor Class	01	2018	12.2875	11.5006	4,029
	01	2017	11.3792	12.2875	6,364
	01	2016	10.2180	11.3792	6,615
	01	2015	10.6389	10.2180	7,792
	01	2014	10.6657	10.6389	8,321
	01	2013	11.6686	10.6657	18,225
	01	2012	10.0738	11.6686	16,867
	01	2011	10.0000	10.0738	13,109

	02	2018	11.9773	11.1652	1,200
	02	2017	11.1366	11.9773	1,234
	02	2016	10.0410	11.1366	1,566
	02	2015	10.4973	10.0410	1,575
	02	2014	10.5668	10.4973	1,687
	02	2013	11.6077	10.5668	1,676
	02	2012	10.0623	11.6077	1,556
	02	2011	10.0000	10.0623	1,522

PIMCO StocksPLUS® Global Portfolio, Advisor Class	01	2018	14.5669	12.7870	0
	01	2017	12.0417	14.5669	0
	01	2016	11.3632	12.0417	0
	01	2015	12.6990	11.3632	0
	01	2014	12.7962	12.6990	0
	01	2013	10.9155	12.7962	0
	01	2012	10.1116	10.9155	0
	01	2011	10.0000	10.1116	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2018	14.1993	12.4140	0
	02	2017	11.7850	14.1993	0
	02	2016	11.1664	11.7850	0
	02	2015	12.5330	11.1664	0
	02	2014	12.6776	12.5300	0
	02	2013	10.8585	12.6776	0
	02	2012	10.1000	10.8585	0
	02	2011	10.0000	10.1000	0

PIMCO Global Multi Asset Managed Allocation Portfolio, Advisor Class	01	2018	12.6450	11.7381	6,296,844
	01	2017	11.2779	12.6450	7,002,770
	01	2016	11.0345	11.2779	7,958,850
	01	2015	11.2487	11.0345	9,454,370
	01	2014	10.9375	11.2487	11,254,925
	01	2013	12.0762	10.9375	13,934,175
	01	2012	11.2893	12.0762	17,906,919
	01	2011	11.6886	11.2893	16,703,196
	01	2010	10.0000	11.6886	474,411

	02	2018	12.2213	11.2989	842,994
	02	2017	10.9438	12.2213	958,892
	02	2016	10.7514	10.9438	1,100,599
	02	2015	11.0049	10.7514	1,266,064
	02	2014	10.7441	11.0049	1,564,339
	02	2013	11.9112	10.7441	2,227,358
	02	2012	11.1808	11.9112	2,684,026
	02	2011	11.6234	11.1808	2,518,312
	02	2010	10.0000	11.6234	116,540

Putnam VT Multi-Asset Absolute Return Fund, Class IB	01	2018	10.9805	9.9524	373,088
	01	2017	10.4354	10.9805	443,695
	01	2016	10.5369	10.4354	377,577
	01	2015	10.7717	10.5369	418,338
	01	2014	10.5456	10.7717	476,966
	01	2013	10.3021	10.5456	378,998
	01	2012	10.0371	10.3021	144,890
	01	2011	10.0000	10.0371	87,312

	02	2018	10.7033	9.6621	43,256
	02	2017	10.2130	10.7033	46,870
	02	2016	10.3544	10.2130	37,513
	02	2015	10.6284	10.3544	24,412
	02	2014	10.4478	10.6284	52,199
	02	2013	10.2482	10.4478	32,242
	02	2012	10.0257	10.2482	57,750
	02	2011	10.0000	10.0257	38,502

Putnam VT Equity Income Fund, Class IB	01	2018	22.5920	20.3322	21,382
	01	2017	19.3386	22.5920	23,795
	01	2016	17.3023	19.3386	23,932
	01	2015	18.1447	17.3023	24,412
	01	2014	16.3758	18.1447	27,139

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2013	12.5743	16.3758	30,733
	01	2012	10.7174	12.5743	3,428
	01	2011	10.0000	10.7174	0

	02	2018	22.0219	19.7392	1,763
	02	2017	18.9265	22.0219	2,020
	02	2016	17.0028	18.9265	4,392
	02	2015	17.9034	17.0028	5,552
	02	2014	16.2241	17.9034	11,011
	02	2013	12.5087	16.2241	6,965
	02	2012	10.7052	12.5087	1,881
	02	2011	10.0000	10.7052	3,824

Templeton Global Bond VIP Fund, Class 4	01	2018	10.5254	10.5476	16,885
	01	2017	10.5159	10.5254	23,015
	01	2016	10.3941	10.5159	18,145
	01	2015	11.0538	10.3941	29,217
	01	2014	11.0521	11.0538	43,744
	01	2013	11.0676	11.0521	48,654
	01	2012	9.7890	11.0676	33,759
	01	2011	10.0000	9.7890	14,826

	02	2018	10.2597	10.2399	1,505
	02	2017	10.2918	10.2597	1,580
	02	2016	10.2141	10.2918	1,507
	02	2015	10.9068	10.2141	2,184
	02	2014	10.9496	10.9068	2,235
	02	2013	11.0098	10.9496	3,157
	02	2012	9.7778	11.0098	3,375
	02	2011	10.0000	9.7778	857

Templeton Growth VIP Fund, Class 2	01	2018	24.2388	20.2979	15,953
	01	2017	20.7960	24.2388	19,695
	01	2016	19.2893	20.7960	22,118
	01	2015	20.9734	19.2893	29,942
	01	2014	21.9431	20.9734	33,162
	01	2013	17.0547	21.9431	30,229
	01	2012	14.3245	17.0547	25,891
	01	2011	15.6565	14.3245	25,863
	01	2010	10.0000	15.6565	258

	02	2018	22.7780	18.9976	1,852
	02	2017	19.6213	22.7780	1,835
	02	2016	18.2740	19.6213	2,250
	02	2015	19.9508	18.2740	2,827
	02	2014	20.9585	19.9508	5,345
	02	2013	16.3559	20.9585	4,626
	02	2012	13.7940	16.3559	5,150
	02	2011	15.1382	13.7940	4,034
	02	2010	10.0000	15.1382	0

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 30, 2019 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Delaware Life Insurance Company. To receive a copy, return this request form to the address shown below or telephone (877) 253-2323.

To:	Delaware Life Insurance Company
P.O. Box 758581
Topeka, KS 66675-8581

Please send me a Statement of Additional Information for
Masters Flex II
Delaware Life Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

PART B

APRIL 30, 2019

MASTERS FLEX II

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

DELAWARE LIFE VARIABLE ACCOUNT F

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Masters Flex II (the “Contract”) issued by Delaware Life Insurance Company (the “Company” or “Delaware Life”) in connection with Delaware Life Variable Account F (the “Variable Account”) which is not included in the corresponding Prospectus dated April 30, 2019. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581, or by telephoning (877) 253-2323.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

DELAWARE LIFE INSURANCE COMPANY

The Company changed its name from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company on July 21, 2014.

Group One Thousand One, LLC is the Company’s immediate corporate parent. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: Group One Thousand One, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, and DLICM, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life, health, and property and casualty insurance.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. Best’s Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company’s relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Standard & Poor’s insurance claims-paying ability rating is an opinion of an operating insurance company’s financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Moody’s Investors Services, Inc.’s insurance claims-paying rating is a system of rating an insurance company’s financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Standard & Poor’s Index - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor’s 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor’s Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

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Morningstar, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and “style box” matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

Systematic Withdrawal Program. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. You should consult a qualified tax professional.

The Company’s and the Funds’ Customers. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

The Company’s Assets, Size. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor’s and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart. The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS
Non-Tax-Deferred Account	$16,856	$28,413	$47,893
Tax-Deferred Account	$21,589	$46,610	$100,627
Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$70,720

This illustration is hypothetical and does not represent the projected performance of the contract or any of its investment options. The illustration does not reflect the deduction of any charges or fees related to portfolio management, mortality and expense, or account administration. Taxes on earnings within an annuity are due upon withdrawal. Withdrawals may also be subject to surrender charges and, if made prior to age 59 1⁄2, a 10% federal penalty tax.

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TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract’s accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account’s investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

•	The assumed rate of earnings will be realistic.

•	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.

•	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.

•	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1⁄2 at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

Example of Net Investment Factor Calculation

We determine the net investment factor using the following formula:

Investment Factor	=	(	a + b	)	- d
c

where:

(a)	is the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period;

(b)	is the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period;

(c)	is the net asset value per share of the Fund share at the end of the previous Valuation Period;

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(d)

is a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period.

Assume the following facts about a particular Variable Account at the end of the current Valuation Period:

(a)	the net asset value of a fund equals $ 18.38;

(b)	the per share amount of any dividend or capital gains distributions equal $0;

(c)	the net asset value per share of the Fund share at the end of the previous Valuation Period equals $18.32; and

(d)

the factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period equals 0.00004837.

The net investment factor is, therefore, determined as follows:

(18.38 + 0.00) - (.00004837)	=	1.00322674
18.32

Example of Variable Accumulation Unit Value Calculation

We calculate the Variable Accumulation Unit Value for any Valuation Period as follows: we multiply the Variable Accumulation Unit Value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

Assume the Variable Accumulation Unit value for the immediately preceding Valuation Period had been 14.5645672. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00321276 as shown in the calculation above. The value for the current Valuation Period would be, therefore, determined as follows:

(14.5645672 x 1.00321836)	=	14.6114413

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date, the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 3% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

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Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined using the following formula:

Annuity Unit Value	=	(A x B) x C

where:

A	equals the Annuity Unit value for the immediately preceding Valuation Period

B	equals the Net Investment Factor for the current Valuation Period

C	equals a factor to neutralize the assumed interest rate of 3% per year used to establish the annuity payment rates found in the Contract. (This factor is 0.99991902 for a one day Valuation Period.)

Example of Variable Annuity Unit Calculation

Assume the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00322953 as shown in the calculation above. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be determined as follows:

(12.3456789 x 1.00322953) x 0.99991902	=	12.3845466

Example of Variable Annuity Payment Calculation

The first Variable Annuity payment is determined by multiplying the Variable Accumulation Unit value for the Valuation Period (as described under “Example of Variable Accumulation Unit Calculation”) by the annuity payment rate for the age and annuity option elected.

Assume the following facts:

•	the Account value being annuitized is made up of a particular Variable Account with 8,765.4321 Variable Accumulation Units;

•

at the end of the Valuation Period immediately preceding the Annuity Commencement Date, the Variable Accumulation Unit value and the Annuity Unit value for that Variable Account are 14.5645672 and 12.3456789, respectively;

•	the annuity payment rate for the age and option elected is $6.78 per $1,000; and

•	on the day prior to the second variable annuity payment date, the Annuity Unit value is 12.3724831.

The first Variable Annuity payment would be determined as follows:

(8,765.4321 x 14.5645672) x 6.78	=	$865.57
1,000

This first Variable Annuity payment of $865.57 represents 70.1112 Variable Annuity Units, which are calculated by dividing the first Variable Annuity Payment by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the Annuity Commencement Date. In this case, $865.57 divided by 12.3456789.

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Subsequent Variable Annuity payments are determined by multiplying the number of Variable Annuity Units (calculated for the first Variable Annuity payment) by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the annuity payment date. Thus, the second Variable Annuity payment would be determined as follows:

70.1112 x 12.3845467	=	$868.29

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”). Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Delaware Life Insurance Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2016, 2017, and 2018, were approximately, $76,221,651, $72,466,231, and $65,608,771, respectively.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 (the report on which expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Delaware Life Variable Account F as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included herein. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Contracts and Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

7

Delaware Life

Variable Account F — Regatta

Financial Statements as of and for the Year Ended December 31, 2018 and

Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2018

Page(s)
Report of Independent Registered Public Accounting Firm	1-3

Financial Statements

Statements of Assets and Liabilities	4-11

Statements of Operations	12-53

Statements of Changes in Net Assets	54-115

Notes to the Financial Statements	116-150

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Delaware Life Variable Account F:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Delaware Life Variable Account F - Regatta indicated in the table below as of December 31, 2018, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Delaware Life Variable Account F - Regatta as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Wealth Strategy Portfolio (Class B) (1)	MFS VIT II Global Governments Portfolio I Class (1)

AB VPS Dynamic Asset Allocation Portfolio Class B (1)	MFS VIT II Global Governments Portfolio S Class (1)

AB VPS International Growth Portfolio (Class B) (1)	MFS VIT II Global Growth Portfolio I Class (1)

AB VPS International Value Portfolio (Class B) (1)	MFS VIT II Global Growth Portfolio S Class (1)

AB VPS Small/Mid Cap Value Portfolio (Class B) (1)	MFS VIT II Global Research Portfolio I Class (1)

BlackRock Global Allocation V.I. Fund (Class III) (1)	MFS VIT II Global Research Portfolio S Class (1)

Columbia Variable Portfolio - Large Cap Growth Fund Class 1 (1)	MFS VIT II Global Tactical Allocation Portfolio I Class (1)

Columbia Variable Portfolio - Large Cap Growth Fund Class 2 (1)	MFS VIT II Global Tactical Allocation Portfolio S Class (1)

Columbia Variable Portfolio - Overseas Core Fund Class 2 (1)	MFS VIT II Government Securities Portfolio I Class (1)

Columbia Variable Portfolio - Small Cap Value Fund Class 2 (1)	MFS VIT II Government Securities Portfolio S Class (1)

CTIVP - Loomis Sayles Growth Fund Class 1 (1)	MFS VIT II High Yield Portfolio I Class (1)

CTIVP - Loomis Sayles Growth Fund Class 2 (1)	MFS VIT II High Yield Portfolio Service Class (1)

Fidelity VIP Balanced Portfolio (Service Class 2) (1)	MFS VIT II International Growth Portfolio I Class (1)

Fidelity VIP Contrafund Portfolio (Service Class 2) (1)	MFS VIT II International Growth Portfolio S Class (1)

Fidelity VIP Freedom 2010 Portfolio (Service Class 2) (1)	MFS VIT II International Value Portfolio I Class (1)

Fidelity VIP Freedom 2015 Portfolio (Service Class 2) (1)	MFS VIT II International Value Portfolio S Class (1)

Fidelity VIP Freedom 2020 Portfolio (Service Class 2) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class (1)

Fidelity VIP Mid Cap Portfolio (Service Class 2) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class (1)

First Eagle Overseas Variable Fund (1)	MFS U.S. Government Money Market Portfolio Service Class (1)

Franklin Templeton Developing Markets VIP Fund Class 2 (1)	MFS VIT II Research International Portfolio I Class (1)

Franklin Templeton Foreign VIP Fund Class 2 (1)	MFS VIT II Research International Portfolio S Class (1)

Franklin Templeton Founding Funds Allocation VIP Fund Class 2 (1)	MFS VIT II Strategic Income Portfolio I Class (1)

Franklin Templeton Global Bond VIP Fund Class 4 (1)	MFS VIT II Strategic Income Portfolio S Class (1)

Franklin Templeton Growth VIP Fund Class 2 (1)	MFS VIT II Technology Portfolio I Class (1)

Franklin Templeton Income VIP Fund Class 2 (1)	MFS VIT II Technology Portfolio S Class (1)

Franklin Templeton Income VIP Fund Class 4 (1)	MFS VIT III Blended Research Small Cap Equity Portfolio Service Class (1)

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02110
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us
1

Franklin Templeton Mutual Shares VIP Fund Class 2 (1)	MFS VIT III Conservative Allocation Portfolio Service Class (1)

Franklin Templeton Mutual Shares VIP Fund Class 4 (1)	MFS VIT III Global Real Estate Portfolio Initial Class (1)

Franklin Templeton Small Cap Value VIP Fund Class 2 (1)	MFS VIT III Global Real Estate Portfolio Service Class (1)

Franklin Templeton Small Cap Value VIP Fund Class 4 (1)	MFS VIT III Growth Allocation Portfolio Service Class (1)

Franklin Templeton Strategic Income VIP Fund Class 2 (1)	MFS VIT III Inflation Adjusted Bond Portfolio Service Class (1)

Franklin Templeton Strategic Income VIP Fund Class 4 (1)	MFS VIT III Limited Maturity Portfolio Initial Class (1)

Invesco V.I. American Value Fund Series II (1)	MFS VIT III Limited Maturity Portfolio Service Class (1)

Invesco V.I. Comstock Fund Series II (1)	MFS VIT III Mid Cap Value Portfolio Initial Class (1)

Invesco V.I. Equity and Income Fund Series II (1)	MFS VIT III Mid Cap Value Portfolio Service Class (1)

Invesco V.I. International Growth Fund II (1)	MFS VIT III Moderate Allocation Portfolio Service Class (1)

JPMorgan Insurance Trust Core Bond Portfolio (Class 2) (1)	MFS VIT III New Discovery Value Portfolio Service Class (1)

JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) (1)	MFS VIT Total Return Series Initial Class (1)

Lazard Retirement Emerging Markets Equity Portfolio Service Class (1)	MFS VIT Total Return Series Service Class (1)

Lord Abbett Series Fund - Growth Opportunities Portfolio VC (1)	Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class II (1)

Lord Abbett Series Fund- Fundamental Equity Portfolio VC (1)	Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class II (1)

MFS U.S. Government Money Market Portfolio Initial Class (1)	Oppenheimer Capital Appreciation Fund/VA (Service Shares) (1)

MFS VIT I Growth Series Initial Class (1)	Oppenheimer Conservative Balanced Fund/VA (Service Shares) (1)

MFS VIT I Growth Series Service Class (1)	Oppenheimer Global Fund/VA (Service Shares) (1)

MFS VIT I Mid Cap Growth Series Initial Class (1)	Oppenheimer Main Street Fund/VA (Service Shares) (1)

MFS VIT I Mid Cap Growth Series Service Class (1)	Oppenheimer Main Street Small Cap Fund/VA (Service Shares) (1)

MFS VIT I New Discovery Series Initial Class (1)	PIMCO StocksPLUS Global Portfolio Advisor Class (1)

MFS VIT I New Discovery Series Service Class (1)	PIMCO VIT All Asset Portfolio Admin Class (1)

MFS VIT I Research Series Service Class (1)	PIMCO VIT All Asset Portfolio Advisor Class (1)

MFS VIT I Total Return Bond Series Service Class (1)	PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class (1)

MFS VIT I Utilities Series Initial Class (1)	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class (1)

MFS VIT I Utilities Series Service Class (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class (1)

MFS VIT I Value Series Initial Class (1)	PIMCO VIT Emerging Markets Bond Portfolio Advisor Class (1)

MFS VIT I Value Series Service Class (1)	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Advisor Class (1)

MFS VIT II Blended Research Core Equity Portfolio I Class (1)	PIMCO VIT Real Return Portfolio Admin Class (1)

MFS VIT II Blended Research Core Equity Portfolio S Class (1)	PIMCO VIT Total Return Portfolio Admin Class (1)

MFS VIT II Core Equity Portfolio I Class (1)	Putnam VT Equity Income Fund Class IB (1)

MFS VIT II Core Equity Portfolio S Class (1)	Putnam VT Multi-Asset Absolute Return Fund Class IB (1)

MFS VIT II Corporate Bond Portfolio I Class (1)	Rational Insider Buying VA Fund (1)

MFS VIT II Corporate Bond Portfolio S Class (1)	Rational Trend Aggregation VA Fund (1)

MFS VIT II Emerging Markets Equity Portfolio I Class (1)	Wanger Select Fund (1)

MFS VIT II Emerging Markets Equity Portfolio S Class (1)	Wanger USA (1)

(1)	Statement of operations for the year ended December 31, 2018, and statement of changes in net assets for the years ended December 31, 2018 and 2017.

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02110
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us
2

Basis for Opinions

These financial statements are the responsibility of the Delaware Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Delaware Life Variable Account F – Regatta based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the Delaware Life Variable Account F – Regatta in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, MA

April 25, 2019

We have served as the auditor of one or more of the subaccounts in Delaware Life Variable Account F - Regatta since 2013.

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02110
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us
3

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

		Assets				Liabilities
			Investments at fair	Receivable from		Payable to
	Shares	Cost	value	Sponsor	Total assets	Sponsor	Net Assets
AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1)	3,797,919	$42,906,170	$37,903,235	$—	$37,903,235	$168	$37,903,067
AB VPS Dynamic Asset Allocation Portfolio Class B Sub-Account (AO5)	6,226,655	72,036,996	73,599,066	—	73,599,066	150	73,598,916
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	229,991	4,391,901	4,303,135	—	4,303,135	76	4,303,059
AB VPS International Value Portfolio (Class B) Sub-Account (A98)	2,184,071	29,518,846	26,842,230	—	26,842,230	347	26,841,883
AB VPS Small/Mid Cap Value Portfolio (Class B) Sub-Account (A74)	663,959	13,191,457	11,121,320	814	11,122,134	—	11,122,134
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	30,135,710	428,254,188	390,257,440	65,358	390,322,798	6,470	390,316,328
Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account (C71)	1,311	24,212	18,507	—	18,507	—	18,507
Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub- Account (C59)	2,569	32,138	41,354	—	41,354	—	41,354
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub- Account (C60)	3,333,628	42,352,565	52,537,972	2,283	52,540,255	392	52,539,863
CTIVP - Loomis Sayles Growth Fund Class 1 Sub-Account (C89) ¹	3,777	118,738	107,634	—	107,634	—	107,634
CTIVP - Loomis Sayles Growth Fund Class 2 Sub-Account (C90) ¹	571,550	12,632,149	15,946,244	2,091	15,948,335	52	15,948,283
Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account (C58) ¹	363,463	4,800,949	4,605,073	—	4,605,073	60	4,605,013
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	5,739,362	95,644,413	93,953,352	139	93,953,491	993	93,952,498
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	4,260,351	134,036,785	133,391,590	64,286	133,455,876	862	133,455,014
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F88)	192,183	2,406,773	2,352,321	—	2,352,321	—	2,352,321
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (FB9)	937,783	11,365,213	11,440,957	—	11,440,957	410	11,440,547
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15)	1,465,623	17,380,268	18,320,292	—	18,320,292	—	18,320,292
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	2,624,551	84,985,232	76,689,391	349	76,689,740	663	76,689,077
First Eagle Overseas Variable Fund Sub-Account (FE3)	9,822,491	262,716,755	223,658,109	88	223,658,197	1,534	223,656,663
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21)	2,392,738	18,518,308	20,433,982	107	20,434,089	40	20,434,049
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20) ¹	6,110,003	87,693,035	77,841,438	1,003	77,842,441	28	77,842,413
Franklin Templeton Founding Funds Allocation VIP Fund Class 2 Sub- Account (FE6)	3,931,102	27,131,652	24,844,564	—	24,844,564	18	24,844,546
Franklin Templeton Global Bond VIP Fund Class 4 Sub-Account (T59)	286,088	4,912,945	4,917,856	—	4,917,856	98	4,917,758
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	1,210,046	16,578,147	14,774,660	434	14,775,094	95	14,774,999
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59)	3,903,126	60,534,778	57,532,076	279	57,532,355	329	57,532,026
Franklin Templeton Income VIP Fund Class 4 Sub-Account (FF0)	119,690	1,883,851	1,804,932	—	1,804,932	—	1,804,932
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	6,827,685	127,048,947	118,801,728	406	118,802,134	624	118,801,510
Franklin Templeton Mutual Shares VIP Fund Class 4 Sub-Account (FG8)	15,646	323,173	274,591	—	274,591	—	274,591
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53)	1,536,682	27,223,749	22,435,557	—	22,435,557	608	22,434,949
Franklin Templeton Small Cap Value VIP Fund Class 4 Sub-Account (FJ9)	26,763	483,050	400,380	—	400,380	—	400,380

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Assets				Liabilities
			Investments at fair	Receivable from		Payable to
	Shares	Cost	value	Sponsor	Total assets	Sponsor	Net Assets
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28)	1,240,096	$13,807,344	$12,748,182	$—	$12,748,182	$18	$12,748,164
Franklin Templeton Strategic Income VIP Fund Class 4 Sub-Account (FJ0)	20,888	235,302	220,573	—	220,573	—	220,573
Rational Trend Aggregation VA Fund Sub-Account (H24) ¹	79,925	976,490	858,394	—	858,394	—	858,394
Rational Insider Buying VA Fund Sub-Account (H32)	87,942	1,174,592	1,054,424	—	1,054,424	18	1,054,406
Invesco V.I. American Value Fund Series II Sub-Account (V35)	368,348	6,083,911	5,050,051	—	5,050,051	18	5,050,033
Invesco V.I. Comstock Fund Series II Sub-Account (V13)	1,471,019	26,981,977	23,624,569	—	23,624,569	143	23,624,426
Invesco V.I. Equity and Income Fund Series II Sub-Account (V11)	5,446,929	96,447,747	87,368,746	—	87,368,746	891	87,367,855
Invesco V.I. International Growth Fund II Sub-Account (AC1)	74,634	2,616,730	2,426,341	—	2,426,341	42	2,426,299
JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account (J88)	3,634,389	39,401,088	38,270,114	—	38,270,114	477	38,269,637
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account (J94)	490,075	13,663,913	12,884,062	—	12,884,062	154	12,883,908
Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub- Account (L11)	1,639,823	31,699,563	30,828,680	22	30,828,702	239	30,828,463
Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub- Account (L18)	1,950,285	24,322,154	20,438,988	21	20,439,009	3	20,439,006
Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account (L17)	2,220,176	39,348,047	31,371,092	69	31,371,161	34	31,371,127
MFS VIT Total Return Series Initial Class Sub-Account (M07)	13,406,691	303,907,828	291,997,719	—	291,997,719	505,611	291,492,108
MFS VIT Total Return Series Service Class Sub-Account (M35)	13,189,146	295,367,674	281,983,937	15,197	281,999,134	891	281,998,243
MFS VIT I Growth Series Initial Class Sub-Account (M31)	2,742,417	96,944,909	128,921,001	59,347	128,980,348	2,379	128,977,969
MFS VIT I Growth Series Service Class Sub-Account (M80)	416,529	17,121,293	18,852,099	106	18,852,205	166	18,852,039
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	2,451,781	20,977,252	20,178,159	3,581	20,181,740	275	20,181,465
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41)	3,029,766	24,868,507	23,268,604	302	23,268,906	139	23,268,767
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	2,533,401	45,926,609	44,233,173	—	44,233,173	5,856	44,227,317
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	2,137,573	34,392,980	34,008,784	561	34,009,345	29	34,009,316
MFS VIT I Total Return Bond Series Service Class Sub-Account (M89)	35,376,781	463,407,482	439,733,390	58,381	439,791,771	5,955	439,785,816
MFS VIT I Research Series Service Class Sub-Account (M82)	4,426,063	113,278,967	108,925,410	92	108,925,502	837	108,924,665
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	3,199,258	102,678,202	93,994,212	34,550	94,028,762	1,452	94,027,310
MFS VIT I Utilities Series Service Class Sub-Account (M40)	1,688,167	47,674,562	48,720,486	152	48,720,638	260	48,720,378
MFS VIT I Value Series Initial Class Sub-Account (M83)	11,782,971	215,032,959	203,845,393	56,113	203,901,506	1,388	203,900,118
MFS VIT I Value Series Service Class Sub-Account (M08)	5,854,920	109,852,682	99,299,439	6,496	99,305,935	462	99,305,473
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	4,998,841	199,784,950	226,397,505	27,547	226,425,052	3,827	226,421,225
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7)	1,238,998	53,186,156	55,593,851	8,645	55,602,496	31	55,602,465
MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0)	4,495,243	52,432,344	48,593,575	9,230	48,602,805	660	48,602,145

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Assets				Liabilities
			Investments at fair	Receivable from		Payable to
	Shares	Cost	value	Sponsor	Total assets	Sponsor	Net Assets
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	10,747,689	$122,948,400	$114,570,361	$—	$114,570,361	$2,911	$114,567,450
MFS VIT II Core Equity Portfolio I Class Sub-Account (MC2)	4,033,619	77,062,480	87,448,860	48,682	87,497,542	1,514	87,496,028
MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1)	1,665,793	36,900,946	35,714,606	3,467	35,718,073	57	35,718,016
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3)	1,042,687	15,157,743	15,379,633	18,501	15,398,134	207	15,397,927
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1)	1,088,650	15,278,749	15,818,080	130	15,818,210	112	15,818,098
MFS VIT II Global Governments Portfolio I Class Sub-Account (MC4)	850,243	9,109,837	8,791,511	—	8,791,511	2,554	8,788,957
MFS VIT II Global Governments Portfolio S Class Sub-Account (MC5)	81,073	835,865	822,084	—	822,084	7	822,077
MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6)	1,742,455	32,034,775	41,331,044	28,576	41,359,620	828	41,358,792
MFS VIT II Global Growth Portfolio S Class Sub-Account (MC7)	73,866	1,418,372	1,746,938	—	1,746,938	—	1,746,938
MFS VIT II Global Research Portfolio I Class Sub-Account (MC8)	2,721,488	51,852,207	73,480,169	35,985	73,516,154	1,900	73,514,254
MFS VIT II Global Research Portfolio S Class Sub-Account (MC9)	168,287	3,825,102	4,525,231	—	4,525,231	—	4,525,231
MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account (MD0)	2,843,104	41,721,292	41,452,462	42,945	41,495,407	624	41,494,783
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (M92)	36,483,411	538,214,777	522,442,440	—	522,442,440	5,775	522,436,665
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	6,306,184	81,503,161	75,926,460	—	75,926,460	6,144	75,920,316
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	12,882,524	163,148,823	154,074,985	6,708	154,081,693	655	154,081,038
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	9,039,640	52,787,935	47,729,301	—	47,729,301	15,328	47,713,973
MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3)	6,958,722	40,203,755	36,324,531	—	36,324,531	621	36,323,910
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	2,630,607	34,570,478	33,619,162	4,007	33,623,169	543	33,622,626
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	1,191,464	16,031,861	15,072,020	—	15,072,020	46	15,071,974
MFS VIT II International Value Portfolio I Class Sub-Account (M98)	1,537,587	29,480,543	38,470,417	8,697	38,479,114	490	38,478,624
MFS VIT II International Value Portfolio S Class Sub-Account (M93)	3,299,990	68,770,770	81,179,758	485	81,180,243	208	81,180,035
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub- Account (MD6)	15,711,954	221,738,261	276,530,386	311,103	276,841,489	4,921	276,836,568
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub- Account (MB3)	1,779,484	27,367,030	30,927,436	8,059	30,935,495	55	30,935,440
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	42,220,325	42,220,325	42,220,325	—	42,220,325	47,620	42,172,705
MFS U.S. Government Money Market Portfolio Service Class Sub- Account (MD9)	120,799,235	120,799,234	120,799,235	1,174	120,800,409	69	120,800,340
MFS VIT II Research International Portfolio I Class Sub-Account (ME2)	1,277,670	17,467,132	17,976,817	16,627	17,993,444	196	17,993,248
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	2,673,274	38,374,126	37,158,511	—	37,158,511	183	37,158,328
MFS VIT II Strategic Income Portfolio I Class Sub-Account (MA5)	2,632,584	26,005,057	24,377,723	23,792	24,401,515	205	24,401,310
MFS VIT II Strategic Income Portfolio S Class Sub-Account (MA7)	458,041	4,471,192	4,209,399	—	4,209,399	138	4,209,261
MFS VIT II Technology Portfolio I Class Sub-Account (ME4)	946,712	11,423,703	16,415,979	6,354	16,422,333	244	16,422,089
MFS VIT II Technology Portfolio S Class Sub-Account (MA2)	83,367	968,177	1,370,549	—	1,370,549	—	1,370,549

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Assets				Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Total assets	Payable to Sponsor	Net Assets
MFS VIT III Blended Research Small Cap Equity Portfolio Service Class Sub-Account (MF3)	4,629,971	$57,193,214	$50,559,278	$473	$50,559,751	$214	$50,559,537
MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account (MF5)	39,063,962	444,687,783	414,468,640	1,756	414,470,396	4,794	414,465,602
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	125,540	1,668,109	1,644,578	104	1,644,682	—	1,644,682
MFS VIT III Global Real Estate Portfolio Service Class Sub-Account (MF7)	3,179,717	48,087,943	48,236,301	138	48,236,439	180	48,236,259
MFS VIT III Growth Allocation Portfolio Service Class Sub-Account (MF9)	28,775,612	329,905,495	306,460,272	138	306,460,410	701	306,459,709
MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account (MG1)	12,214,702	125,452,815	122,513,464	359	122,513,823	1,419	122,512,404
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	20,138,084	206,721,845	203,394,647	—	203,394,647	687	203,393,960
MFS VIT III Limited Maturity Portfolio Service Class Sub-Account (MG2)	10,880,674	111,402,192	109,786,004	125	109,786,129	179	109,785,950
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	3,122,758	26,281,378	23,170,864	—	23,170,864	78	23,170,786
MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account (MG4)	2,818,201	23,235,602	20,713,778	—	20,713,778	187	20,713,591
MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account (MG6)	105,172,461	1,308,882,913	1,255,759,190	231,451	1,255,990,641	21,628	1,255,969,013
MFS VIT III New Discovery Value Portfolio Service Class Sub-Account (MG7)	870,547	8,904,619	7,295,181	—	7,295,181	114	7,295,067
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class II Sub-Account (V44)	360,401	10,597,661	9,712,816	130	9,712,946	95	9,712,851
Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class II Sub-Account (V43)	621,383	6,837,856	6,474,812	—	6,474,812	64	6,474,748
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub- Account (O19)	265,276	13,983,728	12,674,895	—	12,674,895	67	12,674,828
Oppenheimer Conservative Balanced Fund/VA (Service Shares) Sub- Account (O23)	725,524	10,081,750	10,331,463	—	10,331,463	—	10,331,463
Oppenheimer Global Fund/VA (Service Shares) Sub-Account (O20)	403,658	15,966,119	15,149,283	125	15,149,408	103	15,149,305
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (O21)	5,493,147	147,466,075	145,623,318	2,349	145,625,667	141	145,625,526
Oppenheimer Main Street Small Cap Fund/VA (Service Shares) Sub- Account (O04)	227,775	5,310,401	4,562,326	—	4,562,326	—	4,562,326
PIMCO StocksPLUS Global Portfolio Advisor Class Sub-Account (PH2)	52,344	456,339	367,455	—	367,455	—	367,455
PIMCO VIT All Asset Portfolio Admin Class Sub-Account (P08)	1,660,214	17,299,479	16,485,921	—	16,485,921	41	16,485,880
PIMCO VIT All Asset Portfolio Advisor Class Sub-Account (PC0)	1,569,904	16,648,382	15,777,531	—	15,777,531	—	15,777,531
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account (P70)	46,044	366,641	280,406	—	280,406	—	280,406
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	3,708,369	27,983,725	22,324,384	—	22,324,384	219	22,324,165
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	641,179	8,331,173	7,700,559	348	7,700,907	202	7,700,705
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Sub- Account (P20)	35,206	467,030	422,826	—	422,826	—	422,826
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Advisor Class Sub-Account (PD6)	34,628,965	414,873,660	380,572,328	27,944	380,600,272	7,020	380,593,252
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	2,828,150	36,368,544	33,513,578	62	33,513,640	111	33,513,529
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	13,314,446	146,752,285	139,535,394	—	139,535,394	33,338	139,502,056
Putnam VT Multi-Asset Absolute Return Fund Class IB Sub-Account (PI3) ¹	1,602,733	16,439,452	15,177,882	—	15,177,882	531	15,177,351
Putnam VT Equity Income Fund Class IB Sub-Account (P72)	521,821	12,279,773	12,064,496	—	12,064,496	355	12,064,141
Wanger Select Fund Sub-Account (W41)	14,510	281,303	236,808	—	236,808	—	236,808
Wanger USA Sub-Account (W42)	1,516	37,594	31,384	—	31,384	—	31,384

[1]	This Sub-Account had a name change in 2018. Refer to Note 1 in the Variable Account’s Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
AL1	2,724,315	$37,903,067	$—	$37,903,067
AO5	6,428,769	73,598,916	—	73,598,916
AM2	523,391	4,303,059	—	4,303,059
A98	4,082,299	26,740,915	100,968	26,841,883
A74	598,129	11,091,480	30,654	11,122,134
B18	25,781,054	390,237,020	79,308	390,316,328
C71	979	18,507	—	18,507
C59	3,329	41,354	—	41,354
C60	4,251,960	52,357,592	182,271	52,539,863
C89	8,279	107,634	—	107,634
C90	1,225,771	15,876,853	71,430	15,948,283
C58	464,423	4,605,013	—	4,605,013
FD7	5,648,699	93,950,917	1,581	93,952,498
F24	7,364,127	133,343,377	111,637	133,455,014
F88	156,217	2,352,321	—	2,352,321
FB9	732,093	11,440,547	—	11,440,547
F15	1,155,984	18,320,292	—	18,320,292
F41	4,372,262	76,643,458	45,619	76,689,077
FE3	16,366,264	223,637,159	19,504	223,656,663
T21	1,493,950	20,414,866	19,183	20,434,049
T20	4,384,314	77,773,564	68,849	77,842,413
FE6	1,866,104	24,844,546	—	24,844,546
T59	471,209	4,917,758	—	4,917,758
F56	740,601	14,752,961	22,038	14,774,999
F59	4,124,136	57,524,956	7,070	57,532,026
FF0	130,886	1,804,932	—	1,804,932
F54	5,410,743	118,776,693	24,817	118,801,510
FG8	17,157	274,591	—	274,591
F53	693,799	22,434,949	—	22,434,949
FJ9	21,789	400,380	—	400,380
T28	930,820	12,748,164	—	12,748,164
FJ0	19,416	220,573	—	220,573
H24	63,919	858,394	—	858,394
H32	68,180	1,054,406	—	1,054,406
V35	311,378	5,050,033	—	5,050,033
V13	1,544,863	23,624,426	—	23,624,426
V11	5,321,052	87,367,855	—	87,367,855
AC1	193,849	2,426,299	—	2,426,299
J88	3,741,153	38,269,637	—	38,269,637

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
J94	606,692	$12,883,908	$—	$12,883,908
L11	3,351,309	30,794,958	33,505	30,828,463
L18	834,547	20,435,752	3,254	20,439,006
L17	1,358,769	31,365,436	5,691	31,371,127
M07	23,372,110	288,505,309	2,986,799	291,492,108
M35	23,179,177	281,269,828	728,415	281,998,243
M31	4,316,157	128,434,321	543,648	128,977,969
M80	581,940	18,831,903	20,136	18,852,039
MF1	1,841,013	20,024,109	157,356	20,181,465
M41	955,706	23,185,428	83,339	23,268,767
M05	3,478,746	44,102,239	125,078	44,227,317
M42	2,203,370	33,993,999	15,317	34,009,316
M89	41,255,653	439,699,854	85,962	439,785,816
M82	6,292,487	108,921,791	2,874	108,924,665
M44	8,893,730	93,303,647	723,663	94,027,310
M40	4,706,962	48,718,643	1,735	48,720,378
M83	14,114,772	202,787,889	1,112,229	203,900,118
M08	6,444,994	98,913,540	391,933	99,305,473
MB6	7,473,605	224,382,181	2,039,044	226,421,225
MB7	2,169,101	55,511,076	91,389	55,602,465
MC0	2,179,178	48,199,056	403,089	48,602,145
MA0	6,527,847	114,427,296	140,154	114,567,450
MC2	3,277,605	86,928,830	567,198	87,496,028
MC1	1,773,236	35,605,517	112,499	35,718,016
MC3	554,697	15,265,217	132,710	15,397,927
MA1	1,031,804	15,816,611	1,487	15,818,098
MC4	491,260	8,741,795	47,162	8,788,957
MC5	57,413	822,077	—	822,077
MC6	1,208,296	41,150,725	208,067	41,358,792
MC7	66,578	1,746,938	—	1,746,938
MC8	2,886,932	72,630,044	884,210	73,514,254
MC9	237,401	4,525,231	—	4,525,231
MD0	1,492,809	41,198,388	296,395	41,494,783
M92	41,927,838	522,410,091	26,574	522,436,665
M96	3,973,046	75,428,522	491,794	75,920,316
MD2	12,122,983	153,703,715	377,323	154,081,038

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
MA6	1,900,008	$47,306,834	$407,139	$47,713,973
MA3	1,798,423	36,213,329	110,581	36,323,910
M97	1,477,939	33,257,319	365,307	33,622,626
MD5	962,074	14,980,967	91,007	15,071,974
M98	1,074,993	38,214,010	264,614	38,478,624
M93	5,081,903	81,088,790	91,245	81,180,035
MD6	13,004,247	273,986,445	2,850,123	276,836,568
MB3	1,313,651	30,858,637	76,803	30,935,440
MD8	3,729,600	41,442,748	729,957	42,172,705
MD9	13,539,953	120,673,539	126,801	120,800,340
ME2	1,042,465	17,952,265	40,983	17,993,248
ME3	1,836,472	37,144,356	13,972	37,158,328
MA5	1,231,924	24,304,835	96,475	24,401,310
MA7	237,611	4,170,531	38,730	4,209,261
ME4	1,220,819	16,284,235	137,854	16,422,089
MA2	46,625	1,370,549	—	1,370,549
MF3	2,805,821	50,401,188	158,349	50,559,537
MF5	26,810,432	414,197,519	268,083	414,465,602
MF6	62,209	1,642,702	1,980	1,644,682
MF7	2,678,520	48,159,668	76,591	48,236,259
MF9	14,628,661	306,458,132	1,577	306,459,709
MG1	10,546,363	122,460,053	52,351	122,512,404
MF2	20,371,715	203,097,024	296,936	203,393,960
MG2	11,204,328	109,773,218	12,732	109,785,950
MG3	1,245,032	23,136,690	34,096	23,170,786
MG4	1,126,976	20,713,591	—	20,713,591
MG6	68,298,700	1,255,446,142	522,871	1,255,969,013
MG7	315,136	7,295,067	—	7,295,067

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2018

		Applicable to Owners
		of Deferred Variable	Reserve for
		Annuity Contracts	Variable
	Total Units	Value	Annuities	Net Assets
V44	394,577	$9,711,365	$1,486	$9,712,851
V43	315,995	6,474,748	—	6,474,748
O19	513,394	12,669,611	5,217	12,674,828
O23	1,046,363	10,331,463	—	10,331,463
O20	653,189	15,147,879	1,426	15,149,305
O21	5,849,961	145,471,438	154,088	145,625,526
O04	133,222	4,562,326	—	4,562,326
PH2	28,613	367,455	—	367,455
P08	1,178,282	16,485,880	—	16,485,880
PC0	1,390,142	15,777,531	—	15,777,531
P70	62,897	280,406	—	280,406
P10	4,476,996	22,251,901	72,264	22,324,165
PK8	278,892	7,675,836	24,869	7,700,705
P20	36,604	422,826	—	422,826
PD6	32,259,391	380,565,308	27,944	380,593,252
P06	2,212,668	33,464,677	48,852	33,513,529
P07	8,590,870	139,278,651	223,405	139,502,056
PI3	1,520,792	15,177,351	—	15,177,351
P72	593,554	12,064,141	—	12,064,141
W41	10,657	236,808	—	236,808
W42	1,368	31,384	—	31,384

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

	AL1	AO5	AM2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$736,215	$1,349,560	$20,553

Expenses:
Mortality and expense risk charges	(556,743)	(1,030,048)	(61,566)
Distribution and administration charges	(177,068)	(329,067)	(20,498)

Net investment income (loss)	2,404	(9,555)	(61,511)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,379,613)	2,528,503	200,642
Realized gain distributions	3,294,767	107,597	—

Net realized gains (losses)	1,915,154	2,636,100	200,642

Net change in unrealized appreciation (depreciation)	(5,255,416)	(10,100,798)	(1,113,581)

Net realized and change in unrealized gains (losses)	(3,340,262)	(7,464,698)	(912,939)

Net increase (decrease) in net assets from operations	$(3,337,858)	$(7,474,253)	$(974,450)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	A98	A74	B18
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$341,185	$27,133	$3,689,614

Expenses:
Mortality and expense risk charges	(404,012)	(160,824)	(5,653,764)
Distribution and administration charges	(132,441)	(53,695)	(1,803,340)

Net investment income (loss)	(195,268)	(187,386)	(3,767,490)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,740,925	205,835	3,387,354
Realized gain distributions	—	965,690	18,778,925

Net realized gains (losses)	1,740,925	1,171,525	22,166,279

Net change in unrealized appreciation (depreciation)	(9,685,602)	(3,063,412)	(58,588,910)

Net realized and change in unrealized gains (losses)	(7,944,677)	(1,891,887)	(36,422,631)

Net increase (decrease) in net assets from operations	$(8,139,945)	$(2,079,273)	$(40,190,121)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	C71	C59	C60
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$39	$—	$—

Expenses:
Mortality and expense risk charges	(311)	(627)	(800,213)
Distribution and administration charges	(107)	(197)	(270,576)

Net investment income (loss)	(379)	(824)	(1,070,789)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,229	3,850	5,693,760
Realized gain distributions	3,306	—	—

Net realized gains (losses)	5,535	3,850	5,693,760

Net change in unrealized appreciation (depreciation)	(9,528)	(4,782)	(6,709,814)

Net realized and change in unrealized gains (losses)	(3,993)	(932)	(1,016,054)

Net increase (decrease) in net assets from operations	$(4,372)	$(1,756)	$(2,086,843)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	C89	C90	C58
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$138,528

Expenses:
Mortality and expense risk charges	(1,267)	(234,527)	(68,022)
Distribution and administration charges	(429)	(81,754)	(23,878)

Net investment income (loss)	(1,696)	(316,281)	46,628

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	12,259	1,850,963	156,167
Realized gain distributions	—	—	—

Net realized gains (losses)	12,259	1,850,963	156,167

Net change in unrealized appreciation (depreciation)	(18,210)	(2,073,444)	(1,206,332)

Net realized and change in unrealized gains (losses)	(5,951)	(222,481)	(1,050,165)

Net increase (decrease) in net assets from operations	$(7,647)	$(538,762)	$(1,003,537)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FD7	F24	F88
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,331,485	$692,185	$35,287

Expenses:
Mortality and expense risk charges	(1,304,196)	(1,998,959)	(34,585)
Distribution and administration charges	(409,309)	(646,459)	(12,093)

Net investment income (loss)	(382,020)	(1,953,233)	(11,391)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,357,398	12,544,746	39,901
Realized gain distributions	5,523,423	15,107,306	77,305

Net realized gains (losses)	7,880,821	27,652,052	117,206

Net change in unrealized appreciation (depreciation)	(13,129,382)	(35,950,898)	(261,342)

Net realized and change in unrealized gains (losses)	(5,248,561)	(8,298,846)	(144,136)

Net increase (decrease) in net assets from operations	$(5,630,581)	$(10,252,079)	$(155,527)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FB9	F15	F41
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$170,266	$256,602	$383,909

Expenses:
Mortality and expense risk charges	(164,628)	(265,883)	(1,164,253)
Distribution and administration charges	(56,622)	(86,131)	(393,292)

Net investment income (loss)	(50,984)	(95,412)	(1,173,636)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	393,162	1,038,763	1,938,782
Realized gain distributions	539,254	710,643	8,736,239

Net realized gains (losses)	932,416	1,749,406	10,675,021

Net change in unrealized appreciation (depreciation)	(1,756,402)	(3,220,009)	(22,903,360)

Net realized and change in unrealized gains (losses)	(823,986)	(1,470,603)	(12,228,339)

Net increase (decrease) in net assets from operations	$(874,970)	$(1,566,015)	$(13,401,975)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FE3	T21	T20
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,425,167	$199,151	$2,354,796

Expenses:
Mortality and expense risk charges	(3,198,792)	(297,274)	(1,144,952)
Distribution and administration charges	(1,025,228)	(102,588)	(434,680)

Net investment income (loss)	1,201,147	(200,711)	775,164

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(429,558)	170,496	2,699,112
Realized gain distributions	12,910,638	—	—

Net realized gains (losses)	12,481,080	170,496	2,699,112

Net change in unrealized appreciation (depreciation)	(45,025,288)	(4,161,988)	(19,157,107)

Net realized and change in unrealized gains (losses)	(32,544,208)	(3,991,492)	(16,457,995)

Net increase (decrease) in net assets from operations	$(31,343,061)	$(4,192,203)	$(15,682,831)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FE6	T59	F56
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$891,731	$—	$343,342

Expenses:
Mortality and expense risk charges	(374,475)	(67,835)	(220,245)
Distribution and administration charges	(117,679)	(28,823)	(76,285)

Net investment income (loss)	399,577	(96,658)	46,812

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	123,429	(85,699)	815,900
Realized gain distributions	698,329	—	1,454,111

Net realized gains (losses)	821,758	(85,699)	2,270,011

Net change in unrealized appreciation (depreciation)	(4,390,100)	182,229	(5,135,476)

Net realized and change in unrealized gains (losses)	(3,568,342)	96,530	(2,865,465)

Net increase (decrease) in net assets from operations	$(3,168,765)	$(128)	$(2,818,653)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	F59	FF0	F54
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,349,913	$96,243	$3,228,366

Expenses:
Mortality and expense risk charges	(855,962)	(24,486)	(1,782,166)
Distribution and administration charges	(280,398)	(7,505)	(582,911)

Net investment income (loss)	2,213,553	64,252	863,289

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	737,887	14,293	7,634,314
Realized gain distributions	—	—	5,026,963

Net realized gains (losses)	737,887	14,293	12,661,277

Net change in unrealized appreciation (depreciation)	(6,588,791)	(191,268)	(27,408,877)

Net realized and change in unrealized gains (losses)	(5,850,904)	(176,975)	(14,747,600)

Net increase (decrease) in net assets from operations	$(3,637,351)	$(112,723)	$(13,884,311)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	FG8	F53	FJ9
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$6,862	$247,927	$6,136

Expenses:
Mortality and expense risk charges	(3,628)	(341,014)	(8,782)
Distribution and administration charges	(1,126)	(119,881)	(3,209)

Net investment income (loss)	2,108	(212,968)	(5,855)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(141)	(1,383,834)	(34,655)
Realized gain distributions	11,035	4,222,265	120,075

Net realized gains (losses)	10,894	2,838,431	85,420

Net change in unrealized appreciation (depreciation)	(44,154)	(6,142,082)	(156,357)

Net realized and change in unrealized gains (losses)	(33,260)	(3,303,651)	(70,937)

Net increase (decrease) in net assets from operations	$(31,152)	$(3,516,619)	$(76,792)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	T28	FJ0	H24
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$403,996	$6,103	$38,663

Expenses:
Mortality and expense risk charges	(180,323)	(2,836)	(12,202)
Distribution and administration charges	(63,438)	(859)	(4,100)

Net investment income (loss)	160,235	2,408	22,361

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(628,160)	(7,101)	(28,225)
Realized gain distributions	—	—	—

Net realized gains (losses)	(628,160)	(7,101)	(28,225)

Net change in unrealized appreciation (depreciation)	(89,982)	(4,754)	(52,687)

Net realized and change in unrealized gains (losses)	(718,142)	(11,855)	(80,912)

Net increase (decrease) in net assets from operations	$(557,907)	$(9,447)	$(58,551)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	H32 Sub-Account	V35 Sub-Account	V13 Sub-Account
Income:
Dividend income	$8,356	$11,681	$384,415

Expenses:
Mortality and expense risk charges	(14,375)	(79,556)	(353,144)
Distribution and administration charges	(5,028)	(28,182)	(120,213)

Net investment income (loss)	(11,047)	(96,057)	(88,942)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(131,966)	142,018	1,085,695
Realized gain distributions	55,938	842,548	2,644,075

Net realized gains (losses)	(76,028)	984,566	3,729,770

Net change in unrealized appreciation (depreciation)	24,748	(1,608,992)	(7,155,135)

Net realized and change in unrealized gains (losses)	(51,280)	(624,426)	(3,425,365)

Net increase (decrease) in net assets from operations	$(62,327)	$(720,483)	$(3,514,307)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	V11 Sub-Account	AC1 Sub-Account	J88 Sub-Account
Income:
Dividend income	$1,958,399	$49,707	$973,341

Expenses:
Mortality and expense risk charges	(1,249,896)	(36,534)	(527,391)
Distribution and administration charges	(398,623)	(11,060)	(164,603)

Net investment income (loss)	309,880	2,113	281,347

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	443,715	35,383	(605,537)
Realized gain distributions	4,351,248	19,498	71,512

Net realized gains (losses)	4,794,963	54,881	(534,025)

Net change in unrealized appreciation (depreciation)	(15,984,727)	(546,550)	(630,145)

Net realized and change in unrealized gains (losses)	(11,189,764)	(491,669)	(1,164,170)

Net increase (decrease) in net assets from operations	$(10,879,884)	$(489,556)	$(882,823)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	J94	L11	L18
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$89,208	$662,453	$—

Expenses:
Mortality and expense risk charges	(175,479)	(440,397)	(301,630)
Distribution and administration charges	(55,038)	(148,282)	(113,854)

Net investment income (loss)	(141,309)	73,774	(415,484)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	623,556	525,683	83,401
Realized gain distributions	1,716,019	—	4,873,629

Net realized gains (losses)	2,339,575	525,683	4,957,030

Net change in unrealized appreciation (depreciation)	(3,296,149)	(8,004,741)	(5,235,369)

Net realized and change in unrealized gains (losses)	(956,574)	(7,479,058)	(278,339)

Net increase (decrease) in net assets from operations	$(1,097,883)	$(7,405,284)	$(693,823)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	L17	M07	M35
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$523,170	$7,140,051	$6,383,549

Expenses:
Mortality and expense risk charges	(467,924)	(4,042,403)	(4,084,938)
Distribution and administration charges	(160,267)	(600,746)	(1,362,620)

Net investment income (loss)	(105,021)	2,496,902	935,991

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(932,880)	4,111,035	4,803,556
Realized gain distributions	5,292,845	14,548,600	14,699,261

Net realized gains (losses)	4,359,965	18,659,635	19,502,817

Net change in unrealized appreciation (depreciation)	(7,615,817)	(43,683,554)	(44,075,970)

Net realized and change in unrealized gains (losses)	(3,255,852)	(25,023,919)	(24,573,153)

Net increase (decrease) in net assets from operations	$(3,360,873)	$(22,527,017)	$(23,637,162)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M31	M80	MF1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$131,137	$—	$—

Expenses:
Mortality and expense risk charges	(1,807,007)	(258,115)	(283,091)
Distribution and administration charges	(296,984)	(95,441)	(58,214)

Net investment income (loss)	(1,972,854)	(353,556)	(341,305)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	10,185,058	1,894,628	1,424,157
Realized gain distributions	9,731,068	1,466,057	3,610,449

Net realized gains (losses)	19,916,126	3,360,685	5,034,606

Net change in unrealized appreciation (depreciation)	(15,099,024)	(2,682,080)	(4,529,576)

Net realized and change in unrealized gains (losses)	4,817,102	678,605	505,030

Net increase (decrease) in net assets from operations	$2,844,248	$325,049	$163,725

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M41	M05	M42
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$—

Expenses:
Mortality and expense risk charges	(340,261)	(635,021)	(499,524)
Distribution and administration charges	(117,440)	(132,386)	(185,658)

Net investment income (loss)	(457,701)	(767,407)	(685,182)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,908,800	649,697	2,117,316
Realized gain distributions	4,442,588	6,691,085	5,395,502

Net realized gains (losses)	6,351,388	7,340,782	7,512,818

Net change in unrealized appreciation (depreciation)	(5,411,499)	(7,181,035)	(6,952,594)

Net realized and change in unrealized gains (losses)	939,889	159,747	560,224

Net increase (decrease) in net assets from operations	$482,188	$(607,660)	$(124,958)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M89	M82	M44
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$14,823,920	$573,332	$1,106,225

Expenses:
Mortality and expense risk charges	(6,105,033)	(1,651,036)	(1,242,597)
Distribution and administration charges	(1,936,062)	(535,874)	(215,839)

Net investment income (loss)	6,782,825	(1,613,578)	(352,211)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(7,182,359)	9,011,164	(3,403,557)
Realized gain distributions	—	14,755,207	384,088

Net realized gains (losses)	(7,182,359)	23,766,371	(3,019,469)

Net change in unrealized appreciation (depreciation)	(15,591,399)	(28,158,400)	3,060,437

Net realized and change in unrealized gains (losses)	(22,773,758)	(4,392,029)	40,968

Net increase (decrease) in net assets from operations	$(15,990,933)	$(6,005,607)	$(311,243)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M40	M83	M08
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$467,552	$3,658,851	$1,563,835

Expenses:
Mortality and expense risk charges	(691,130)	(3,019,048)	(1,502,122)
Distribution and administration charges	(239,609)	(886,725)	(512,287)

Net investment income (loss)	(463,187)	(246,922)	(450,574)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,687,782)	8,929,602	253,354
Realized gain distributions	213,749	15,929,256	8,143,399

Net realized gains (losses)	(2,474,033)	24,858,858	8,396,753

Net change in unrealized appreciation (depreciation)	2,663,761	(51,644,195)	(21,674,331)

Net realized and change in unrealized gains (losses)	189,728	(26,785,337)	(13,277,578)

Net increase (decrease) in net assets from operations	$(273,459)	$(27,032,259)	$(13,728,152)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MB6	MB7	MC0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,657,022	$747,360	$2,014,255

Expenses:
Mortality and expense risk charges	(3,327,109)	(829,957)	(642,091)
Distribution and administration charges	(538,472)	(311,628)	(119,274)

Net investment income (loss)	(208,559)	(394,225)	1,252,890

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	24,244,273	7,534,864	(689,835)
Realized gain distributions	22,736,242	5,645,623	211,606

Net realized gains (losses)	46,980,515	13,180,487	(478,229)

Net change in unrealized appreciation (depreciation)	(68,748,916)	(18,344,538)	(3,241,544)

Net realized and change in unrealized gains (losses)	(21,768,401)	(5,164,051)	(3,719,773)

Net increase (decrease) in net assets from operations	$(21,976,960)	$(5,558,276)	$(2,466,883)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MA0	MC2	MC1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,760,505	$687,762	$172,751

Expenses:
Mortality and expense risk charges	(1,663,308)	(1,248,932)	(490,366)
Distribution and administration charges	(527,915)	(234,583)	(172,940)

Net investment income (loss)	2,569,282	(795,753)	(490,555)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,629,893)	7,483,536	2,089,216
Realized gain distributions	538,123	10,607,707	4,192,415

Net realized gains (losses)	(2,091,770)	18,091,243	6,281,631

Net change in unrealized appreciation (depreciation)	(7,571,584)	(21,666,200)	(7,796,386)

Net realized and change in unrealized gains (losses)	(9,663,354)	(3,574,957)	(1,514,755)

Net increase (decrease) in net assets from operations	$(7,094,072)	$(4,370,710)	$(2,005,310)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MC3	MA1	MC4
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$64,630	$20,242	$92,927

Expenses:
Mortality and expense risk charges	(230,094)	(232,115)	(118,870)
Distribution and administration charges	(42,330)	(80,573)	(21,246)

Net investment income (loss)	(207,794)	(292,446)	(47,189)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	314,353	885,555	(105,550)
Realized gain distributions	—	—	—

Net realized gains (losses)	314,353	885,555	(105,550)

Net change in unrealized appreciation (depreciation)	(2,950,352)	(3,542,009)	(107,108)

Net realized and change in unrealized gains (losses)	(2,635,999)	(2,656,454)	(212,658)

Net increase (decrease) in net assets from operations	$(2,843,793)	$(2,948,900)	$(259,847)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MC5	MC6	MC7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,320	$243,977	$3,845

Expenses:
Mortality and expense risk charges	(10,892)	(611,379)	(26,242)
Distribution and administration charges	(3,899)	(93,389)	(10,591)

Net investment income (loss)	(9,471)	(460,791)	(32,988)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(4,347)	4,635,826	196,743
Realized gain distributions	—	2,796,643	113,386

Net realized gains (losses)	(4,347)	7,432,469	310,129

Net change in unrealized appreciation (depreciation)	(13,916)	(9,595,343)	(377,842)

Net realized and change in unrealized gains (losses)	(18,263)	(2,162,874)	(67,713)

Net increase (decrease) in net assets from operations	$(27,734)	$(2,623,665)	$(100,701)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MC8	MC9	MD0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$860,379	$38,598	$358,113

Expenses:
Mortality and expense risk charges	(1,077,442)	(66,630)	(567,400)
Distribution and administration charges	(157,519)	(20,477)	(88,154)

Net investment income (loss)	(374,582)	(48,509)	(297,441)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,571,591	665,816	757,211
Realized gain distributions	5,054,092	317,981	1,993,307

Net realized gains (losses)	12,625,683	983,797	2,750,518

Net change in unrealized appreciation (depreciation)	(20,365,369)	(1,450,844)	(5,168,279)

Net realized and change in unrealized gains (losses)	(7,739,686)	(467,047)	(2,417,761)

Net increase (decrease) in net assets from operations	$(8,114,268)	$(515,556)	$(2,715,202)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	M92	M96	MD2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,007,172	$2,582,245	$5,080,572

Expenses:
Mortality and expense risk charges	(7,183,981)	(984,149)	(2,155,310)
Distribution and administration charges	(2,263,596)	(176,215)	(724,979)

Net investment income (loss)	(6,440,405)	1,421,881	2,200,283

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,088,487	(1,918,056)	(5,130,701)
Realized gain distributions	26,195,160	—	—

Net realized gains (losses)	35,283,647	(1,918,056)	(5,130,701)

Net change in unrealized appreciation (depreciation)	(66,609,072)	(451,011)	(161,208)

Net realized and change in unrealized gains (losses)	(31,325,425)	(2,369,067)	(5,291,909)

Net increase (decrease) in net assets from operations	$(37,765,830)	$(947,186)	$(3,091,626)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MA6	MA3	M97
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,947,532	$2,253,832	$386,843

Expenses:
Mortality and expense risk charges	(652,209)	(530,884)	(474,442)
Distribution and administration charges	(113,436)	(193,986)	(93,297)

Net investment income (loss)	2,181,887	1,528,962	(180,896)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(550,790)	(807,134)	1,308,413
Realized gain distributions	—	—	3,328,528

Net realized gains (losses)	(550,790)	(807,134)	4,636,941

Net change in unrealized appreciation (depreciation)	(3,971,491)	(2,722,844)	(8,360,437)

Net realized and change in unrealized gains (losses)	(4,522,281)	(3,529,978)	(3,723,496)

Net increase (decrease) in net assets from operations	$(2,340,394)	$(2,001,016)	$(3,904,392)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MD5	M98	M93
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$141,544	$491,054	$837,141

Expenses:
Mortality and expense risk charges	(216,674)	(551,209)	(1,197,607)
Distribution and administration charges	(73,424)	(94,723)	(409,833)

Net investment income (loss)	(148,554)	(154,878)	(770,299)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	646,979	3,281,764	9,044,413
Realized gain distributions	1,556,572	494,475	1,040,793

Net realized gains (losses)	2,203,551	3,776,239	10,085,206

Net change in unrealized appreciation (depreciation)	(3,909,472)	(8,408,466)	(19,715,838)

Net realized and change in unrealized gains (losses)	(1,705,921)	(4,632,227)	(9,630,632)

Net increase (decrease) in net assets from operations	$(1,854,475)	$(4,787,105)	$(10,400,931)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MD6	MB3	MD8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,782,566	$117,667	$551,886

Expenses:
Mortality and expense risk charges	(3,851,214)	(431,192)	(550,343)
Distribution and administration charges	(622,440)	(168,115)	(84,219)

Net investment income (loss)	(2,691,088)	(481,640)	(82,676)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	25,319,855	2,842,030	—
Realized gain distributions	18,136,876	2,079,454	—

Net realized gains (losses)	43,456,731	4,921,484	—

Net change in unrealized appreciation (depreciation)	(40,256,429)	(4,468,638)	1

Net realized and change in unrealized gains (losses)	3,200,302	452,846	1

Net increase (decrease) in net assets from operations	$509,214	$(28,794)	$(82,675)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MD9	ME2	ME3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,609,563	$312,805	$510,965

Expenses:
Mortality and expense risk charges	(1,614,010)	(256,917)	(558,637)
Distribution and administration charges	(542,535)	(54,345)	(196,796)

Net investment income (loss)	(546,982)	1,543	(244,468)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2)	359,133	2,212,990
Realized gain distributions	—	529,268	1,080,186

Net realized gains (losses)	(2)	888,401	3,293,176

Net change in unrealized appreciation (depreciation)	1	(4,195,304)	(9,986,514)

Net realized and change in unrealized gains (losses)	(1)	(3,306,903)	(6,693,338)

Net increase (decrease) in net assets from operations	$(546,983)	$(3,305,360)	$(6,937,806)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MA5	MA7	ME4
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,012,387	$164,895	$—

Expenses:
Mortality and expense risk charges	(311,490)	(54,316)	(238,141)
Distribution and administration charges	(59,130)	(18,793)	(50,696)

Net investment income (loss)	641,767	91,786	(288,837)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(253,269)	(33,190)	2,466,696
Realized gain distributions	—	—	1,067,615

Net realized gains (losses)	(253,269)	(33,190)	3,534,311

Net change in unrealized appreciation (depreciation)	(1,298,972)	(236,898)	(2,904,627)

Net realized and change in unrealized gains (losses)	(1,552,241)	(270,088)	629,684

Net increase (decrease) in net assets from operations	$(910,474)	$(178,302)	$340,847

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MA2	MF3	MF5
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$351,866	$9,026,359

Expenses:
Mortality and expense risk charges	(23,303)	(775,184)	(5,883,708)
Distribution and administration charges	(9,216)	(263,837)	(1,899,924)

Net investment income (loss)	(32,519)	(687,155)	1,242,727

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	406,705	(2,565,399)	(2,481,464)
Realized gain distributions	113,366	7,359,814	19,430,996

Net realized gains (losses)	520,071	4,794,415	16,949,532

Net change in unrealized appreciation (depreciation)	(429,480)	(6,526,352)	(38,053,127)

Net realized and change in unrealized gains (losses)	90,591	(1,731,937)	(21,103,595)

Net increase (decrease) in net assets from operations	$58,072	$(2,419,092)	$(19,860,868)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MF6	MF7	MF9
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$80,538	$1,854,993	$5,479,095

Expenses:
Mortality and expense risk charges	(24,426)	(746,631)	(4,485,751)
Distribution and administration charges	(10,540)	(262,895)	(1,438,720)

Net investment income (loss)	45,572	845,467	(445,376)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	94,179	4,161,091	7,638,241
Realized gain distributions	30,514	765,393	22,864,481

Net realized gains (losses)	124,693	4,926,484	30,502,722

Net change in unrealized appreciation (depreciation)	(249,752)	(8,367,087)	(52,263,773)

Net realized and change in unrealized gains (losses)	(125,059)	(3,440,603)	(21,761,051)

Net increase (decrease) in net assets from operations	$(79,487)	$(2,595,136)	$(22,206,427)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MG1	MF2	MG2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,006,815	$4,610,756	$2,124,063

Expenses:
Mortality and expense risk charges	(1,734,742)	(2,962,010)	(1,538,342)
Distribution and administration charges	(566,128)	(1,054,131)	(494,866)

Net investment income (loss)	(294,055)	594,615	90,855

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,844,445)	(781,904)	(492,960)
Realized gain distributions	—	—	—

Net realized gains (losses)	(2,844,445)	(781,904)	(492,960)

Net change in unrealized appreciation (depreciation)	(5,945,327)	(1,035,946)	(479,827)

Net realized and change in unrealized gains (losses)	(8,789,772)	(1,817,850)	(972,787)

Net increase (decrease) in net assets from operations	$(9,083,827)	$(1,223,235)	$(881,932)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MG3	MG4	MG6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$241,925	$166,339	$26,285,884

Expenses:
Mortality and expense risk charges	(355,704)	(313,346)	(17,727,428)
Distribution and administration charges	(135,642)	(99,523)	(5,723,236)

Net investment income (loss)	(249,421)	(246,530)	2,835,220

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(265,941)	(341,219)	30,417,411
Realized gain distributions	1,739,943	1,563,150	67,170,565

Net realized gains (losses)	1,474,002	1,221,931	97,587,976

Net change in unrealized appreciation (depreciation)	(4,612,691)	(3,934,613)	(174,910,427)

Net realized and change in unrealized gains (losses)	(3,138,689)	(2,712,682)	(77,322,451)

Net increase (decrease) in net assets from operations	$(3,388,110)	$(2,959,212)	$(74,487,231)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	MG7	V44	V43
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$21,420	$—	$—

Expenses:
Mortality and expense risk charges	(111,202)	(127,659)	(86,102)
Distribution and administration charges	(36,135)	(41,816)	(28,228)

Net investment income (loss)	(125,917)	(169,475)	(114,330)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	122,903	800,207	500,996
Realized gain distributions	1,357,947	1,899,134	1,410,199

Net realized gains (losses)	1,480,850	2,699,341	1,911,195

Net change in unrealized appreciation (depreciation)	(2,281,768)	(1,986,910)	(1,092,481)

Net realized and change in unrealized gains (losses)	(800,918)	712,431	818,714

Net increase (decrease) in net assets from operations	$(926,835)	$542,956	$704,384

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	O19	O23	O20
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$198,847	$142,605

Expenses:
Mortality and expense risk charges	(183,535)	(143,629)	(231,386)
Distribution and administration charges	(74,703)	(43,527)	(82,255)

Net investment income (loss)	(258,238)	11,691	(171,036)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(99,582)	331,814	930,197
Realized gain distributions	1,104,149	273,232	1,330,061

Net realized gains (losses)	1,004,567	605,046	2,260,258

Net change in unrealized appreciation (depreciation)	(1,648,774)	(1,416,845)	(4,600,790)

Net realized and change in unrealized gains (losses)	(644,207)	(811,799)	(2,340,532)

Net increase (decrease) in net assets from operations	$(902,445)	$(800,108)	$(2,511,568)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	O21	O04	PH2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,587,975	$3,303	$7,116

Expenses:
Mortality and expense risk charges	(2,220,891)	(71,306)	(6,018)
Distribution and administration charges	(814,867)	(29,874)	(1,632)

Net investment income (loss)	(1,447,783)	(97,877)	(534)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	17,504,178	177,135	(8,007)
Realized gain distributions	15,474,234	720,934	61,657

Net realized gains (losses)	32,978,412	898,069	53,650

Net change in unrealized appreciation (depreciation)	(46,742,368)	(1,361,863)	(105,149)

Net realized and change in unrealized gains (losses)	(13,763,956)	(463,794)	(51,499)

Net increase (decrease) in net assets from operations	$(15,211,739)	$(561,671)	$(52,033)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	P08	PC0	P70
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$573,546	$534,291	$6,400

Expenses:
Mortality and expense risk charges	(234,474)	(217,437)	(3,693)
Distribution and administration charges	(81,056)	(68,649)	(1,310)

Net investment income (loss)	258,016	248,205	1,397

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(140,462)	(205,493)	(29,631)
Realized gain distributions	—	—	—

Net realized gains (losses)	(140,462)	(205,493)	(29,631)

Net change in unrealized appreciation (depreciation)	(1,418,065)	(1,304,321)	(22,724)

Net realized and change in unrealized gains (losses)	(1,558,527)	(1,509,814)	(52,355)

Net increase (decrease) in net assets from operations	$(1,300,511)	$(1,261,609)	$(50,958)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	P10	PK8	P20
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$583,462	$386,715	$19,429

Expenses:
Mortality and expense risk charges	(348,029)	(115,738)	(5,550)
Distribution and administration charges	(115,910)	(40,836)	(2,202)

Net investment income (loss)	119,523	230,141	11,677

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(4,215,017)	(495,524)	(10,855)
Realized gain distributions	—	—	—

Net realized gains (losses)	(4,215,017)	(495,524)	(10,855)

Net change in unrealized appreciation (depreciation)	(124,679)	(369,777)	(33,408)

Net realized and change in unrealized gains (losses)	(4,339,696)	(865,301)	(44,263)

Net increase (decrease) in net assets from operations	$(4,220,173)	$(635,160)	$(32,586)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	PD6	P06	P07
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$6,989,884	$974,095	$4,044,332

Expenses:
Mortality and expense risk charges	(5,342,812)	(495,934)	(2,043,724)
Distribution and administration charges	(1,691,332)	(168,404)	(703,969)

Net investment income (loss)	(44,260)	309,757	1,296,639

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	321,705	(2,033,268)	(3,119,370)
Realized gain distributions	31,581,309	—	1,799,547

Net realized gains (losses)	31,903,014	(2,033,268)	(1,319,823)

Net change in unrealized appreciation (depreciation)	(61,692,049)	185,992	(3,937,414)

Net realized and change in unrealized gains (losses)	(29,789,035)	(1,847,276)	(5,257,237)

Net increase (decrease) in net assets from operations	$(29,833,295)	$(1,537,519)	$(3,960,598)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

	PI3	P72	W41
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$71,763	$97,660	$430

Expenses:
Mortality and expense risk charges	(222,399)	(170,719)	(3,486)
Distribution and administration charges	(70,289)	(57,204)	(1,041)

Net investment income (loss)	(220,925)	(130,263)	(4,097)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(167,086)	649,803	(19,209)
Realized gain distributions	741,550	626,390	29,516

Net realized gains (losses)	574,464	1,276,193	10,307

Net change in unrealized appreciation (depreciation)	(2,039,809)	(2,419,747)	(38,996)

Net realized and change in unrealized gains (losses)	(1,465,345)	(1,143,554)	(28,689)

Net increase (decrease) in net assets from operations	$(1,686,270)	$(1,273,817)	$(32,786)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

W42
Sub-Account
Income:
Dividend income	$35

Expenses:
Mortality and expense risk charges	(729)
Distribution and administration charges	(230)

Net investment income (loss)	(924)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(12,631)
Realized gain distributions	13,154

Net realized gains (losses)	523

Net change in unrealized appreciation (depreciation)	432

Net realized and change in unrealized gains (losses)	955

Net increase (decrease) in net assets from operations	$31

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	AL1 Sub-Account		AO5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$2,404	$85,720	$(9,555)	$178,557
Net realized gains (losses)	1,915,154	(645,730)	2,636,100	2,457,376
Net change in unrealized appreciation/(depreciation)	(5,255,416)	7,156,324	(10,100,798)	8,616,364

Increase (decrease) in net assets from operations	(3,337,858)	6,596,314	(7,474,253)	11,252,297

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	394,253	115,730	417,148	153,449
Transfers between Sub-Accounts (including the Fixed Account), net	(1,084,323)	(631,950)	912,942	(2,919,907)
Withdrawals, surrenders, annuitizations and contract charges	(7,819,516)	(7,717,534)	(13,996,121)	(10,535,481)

Net accumulation activity	(8,509,586)	(8,233,754)	(12,666,031)	(13,301,939)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(8,509,586)	(8,233,754)	(12,666,031)	(13,301,939)

Total increase (decrease) in net assets	(11,847,444)	(1,637,440)	(20,140,284)	(2,049,642)

Net assets at beginning of year	49,750,511	51,387,951	93,739,200	95,788,842

Net assets at end of year	$37,903,067	$49,750,511	$73,598,916	$93,739,200

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	AM2 Sub-Account		A98 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(61,511)	$(40,597)	$(195,268)	$65,865
Net realized gains (losses)	200,642	542,248	1,740,925	2,188,076
Net change in unrealized appreciation/(depreciation)	(1,113,581)	1,076,137	(9,685,602)	5,340,479

Increase (decrease) in net assets from operations	(974,450)	1,577,788	(8,139,945)	7,594,420

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,627	19,429	533,024	319,314
Transfers between Sub-Accounts (including the Fixed Account), net	643,064	(792,812)	4,899,754	(3,035,699)
Withdrawals, surrenders, annuitizations and contract charges	(694,194)	(945,628)	(6,141,657)	(5,568,297)

Net accumulation activity	(47,503)	(1,719,011)	(708,879)	(8,284,682)

Annuitization Activity:
Annuitizations	—	—	149,843	—
Annuity payments and contract charges	—	—	(16,768)	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(56)	14

Net annuitization activity	—	—	133,019	14

Net increase (decrease) from contract owner transactions	(47,503)	(1,719,011)	(575,860)	(8,284,668)

Total increase (decrease) in net assets	(1,021,953)	(141,223)	(8,715,805)	(690,248)

Net assets at beginning of year	5,325,012	5,466,235	35,557,688	36,247,936

Net assets at end of year	$4,303,059	$5,325,012	$26,841,883	$35,557,688

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	A74 Sub-Account		B18 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(187,386)	$(197,292)	$(3,767,490)	$(2,073,153)
Net realized gains (losses)	1,171,525	741,225	22,166,279	11,014,795
Net change in unrealized appreciation/(depreciation)	(3,063,412)	801,485	(58,588,910)	49,059,554

Increase (decrease) in net assets from operations	(2,079,273)	1,345,418	(40,190,121)	58,001,196

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	104,597	29,436	2,896,346	1,469,127
Transfers between Sub-Accounts (including the Fixed Account), net	1,581,249	3,372,158	(2,313,350)	(19,761,741)
Withdrawals, surrenders, annuitizations and contract charges	(1,791,077)	(2,002,196)	(66,821,548)	(66,425,272)

Net accumulation activity	(105,231)	1,399,398	(66,238,552)	(84,717,886)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(3,683)	(1,818)	(10,484)	(11,213)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	2,325	2,369	(13,268)	15,829

Net annuitization activity	(1,358)	551	(23,752)	4,616

Net increase (decrease) from contract owner transactions	(106,589)	1,399,949	(66,262,304)	(84,713,270)

Total increase (decrease) in net assets	(2,185,862)	2,745,367	(106,452,425)	(26,712,074)

Net assets at beginning of year	13,307,996	10,562,629	496,768,753	523,480,827

Net assets at end of year	$11,122,134	$13,307,996	$390,316,328	$496,768,753

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	C71 Sub-Account		C59 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(379)	$(523)	$(824)	$(3,179)
Net realized gains (losses)	5,535	4,099	3,850	50,779
Net change in unrealized appreciation/(depreciation)	(9,528)	972	(4,782)	3,112

Increase (decrease) in net assets from operations	(4,372)	4,548	(1,756)	50,712

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	7,917	764	—	267
Transfers between Sub-Accounts (including the Fixed Account), net	(143)	(18,174)	(1,658)	(391,715)
Withdrawals, surrenders, annuitizations and contract charges	(20,429)	(1,065)	(9,260)	(98,591)

Net accumulation activity	(12,655)	(18,475)	(10,918)	(490,039)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(12,655)	(18,475)	(10,918)	(490,039)

Total increase (decrease) in net assets	(17,027)	(13,927)	(12,674)	(439,327)

Net assets at beginning of year	35,534	49,461	54,028	493,355

Net assets at end of year	$18,507	$35,534	$41,354	$54,028

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	C60 Sub-Account		C89 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(1,070,789)	$(1,170,373)	$(1,696)	$(895)
Net realized gains (losses)	5,693,760	3,750,655	12,259	10,685
Net change in unrealized appreciation/(depreciation)	(6,709,814)	13,406,664	(18,210)	6,629

Increase (decrease) in net assets from operations	(2,086,843)	15,986,946	(7,647)	16,419

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	827,342	538,449	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(2,482,113)	(6,071,438)	59,575	53,331
Withdrawals, surrenders, annuitizations and contract charges	(11,109,467)	(11,314,843)	(4,088)	(84,797)

Net accumulation activity	(12,764,238)	(16,847,832)	55,487	(31,466)

Annuitization Activity:
Annuitizations	222,363	—	—	—
Annuity payments and contract charges	(23,985)	(1,331)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	769	3,358	—	—

Net annuitization activity	199,147	2,027	—	—

Net increase (decrease) from contract owner transactions	(12,565,091)	(16,845,805)	55,487	(31,466)

Total increase (decrease) in net assets	(14,651,934)	(858,859)	47,840	(15,047)

Net assets at beginning of year	67,191,797	68,050,656	59,794	74,841

Net assets at end of year	$52,539,863	$67,191,797	$107,634	$59,794

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	C90 Sub-Account		C58 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(316,281)	$(348,392)	$46,628	$12,171
Net realized gains (losses)	1,850,963	1,519,615	156,167	161,063
Net change in unrealized appreciation/(depreciation)	(2,073,444)	4,380,383	(1,206,332)	1,180,870

Increase (decrease) in net assets from operations	(538,762)	5,551,606	(1,003,537)	1,354,104

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	453,992	264,624	216,779	23,100
Transfers between Sub-Accounts (including the Fixed Account), net	(253,613)	(3,246,917)	453,173	(509,564)
Withdrawals, surrenders, annuitizations and contract charges	(3,878,020)	(3,454,207)	(937,360)	(963,145)

Net accumulation activity	(3,677,641)	(6,436,500)	(267,408)	(1,449,609)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	4,736	(29,045)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(14,183)	33,024	—	—

Net annuitization activity	(9,447)	3,979	—	—

Net increase (decrease) from contract owner transactions	(3,687,088)	(6,432,521)	(267,408)	(1,449,609)

Total increase (decrease) in net assets	(4,225,850)	(880,915)	(1,270,945)	(95,505)

Net assets at beginning of year	20,174,133	21,055,048	5,875,958	5,971,463

Net assets at end of year	$15,948,283	$20,174,133	$4,605,013	$5,875,958

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	FD7 Sub-Account		F24 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(382,020)	$(343,663)	$(1,953,233)	$(1,620,430)
Net realized gains (losses)	7,880,821	4,552,838	27,652,052	28,077,902
Net change in unrealized appreciation/(depreciation)	(13,129,382)	9,973,509	(35,950,898)	6,172,116

Increase (decrease) in net assets from operations	(5,630,581)	14,182,684	(10,252,079)	32,629,588

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	434,228	314,854	1,708,942	664,204
Transfers between Sub-Accounts (including the Fixed Account), net	9,691,693	7,807,919	(2,503,995)	(11,918,840)
Withdrawals, surrenders, annuitizations and contract charges	(20,723,390)	(14,904,077)	(30,116,013)	(28,529,953)

Net accumulation activity	(10,597,469)	(6,781,304)	(30,911,066)	(39,784,589)

Annuitization Activity:
Annuitizations	187,516	—	—	—
Annuity payments and contract charges	(192,435)	—	(16,514)	(14,404)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(4,065)	—	(9,293)	31,114

Net annuitization activity	(8,984)	—	(25,807)	16,710

Net increase (decrease) from contract owner transactions	(10,606,453)	(6,781,304)	(30,936,873)	(39,767,879)

Total increase (decrease) in net assets	(16,237,034)	7,401,380	(41,188,952)	(7,138,291)

Net assets at beginning of year	110,189,532	102,788,152	174,643,966	181,782,257

Net assets at end of year	$93,952,498	$110,189,532	$133,455,014	$174,643,966

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F88 Sub-Account		FB9 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(11,391)	$(14,317)	$(50,984)	$(75,796)
Net realized gains (losses)	117,206	188,830	932,416	1,073,708
Net change in unrealized appreciation/(depreciation)	(261,342)	124,851	(1,756,402)	801,332

Increase (decrease) in net assets from operations	(155,527)	299,364	(874,970)	1,799,244

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,601	328,555	49,886	309,240
Transfers between Sub-Accounts (including the Fixed Account), net	89,345	145,259	387,533	215,025
Withdrawals, surrenders, annuitizations and contract charges	(421,565)	(936,260)	(2,255,879)	(3,363,417)

Net accumulation activity	(330,619)	(462,446)	(1,818,460)	(2,839,152)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(330,619)	(462,446)	(1,818,460)	(2,839,152)

Total increase (decrease) in net assets	(486,146)	(163,082)	(2,693,430)	(1,039,908)

Net assets at beginning of year	2,838,467	3,001,549	14,133,977	15,173,885

Net assets at end of year	$2,352,321	$2,838,467	$11,440,547	$14,133,977

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F15 Sub-Account		F41 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(95,412)	$(106,905)	$(1,173,636)	$(1,254,836)
Net realized gains (losses)	1,749,406	2,245,386	10,675,021	8,886,670
Net change in unrealized appreciation/(depreciation)	(3,220,009)	1,108,064	(22,903,360)	10,448,386

Increase (decrease) in net assets from operations	(1,566,015)	3,246,545	(13,401,975)	18,080,220

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	91,187	207,386	1,047,954	879,804
Transfers between Sub-Accounts (including the Fixed Account), net	235,770	(240,468)	2,823,647	(3,908,731)
Withdrawals, surrenders, annuitizations and contract charges	(3,647,535)	(5,392,490)	(16,887,452)	(18,106,162)

Net accumulation activity	(3,320,578)	(5,425,572)	(13,015,851)	(21,135,089)

Annuitization Activity:
Annuitizations	—	—	16,490	40,047
Annuity payments and contract charges	—	—	(10,320)	(10,957)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	1,136	(698)

Net annuitization activity	—	—	7,306	28,392

Net increase (decrease) from contract owner transactions	(3,320,578)	(5,425,572)	(13,008,545)	(21,106,697)

Total increase (decrease) in net assets	(4,886,593)	(2,179,027)	(26,410,520)	(3,026,477)

Net assets at beginning of year	23,206,885	25,385,912	103,099,597	106,126,074

Net assets at end of year	$18,320,292	$23,206,885	$76,689,077	$103,099,597

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	FE3 Sub-Account		T21 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$1,201,147	$(1,951,918)	$(200,711)	$(195,449)
Net realized gains (losses)	12,481,080	10,908,240	170,496	(631,442)
Net change in unrealized appreciation/(depreciation)	(45,025,288)	28,286,859	(4,161,988)	9,629,337

Increase (decrease) in net assets from operations	(31,343,061)	37,243,181	(4,192,203)	8,802,446

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,284,518	1,282,432	487,990	368,601
Transfers between Sub-Accounts (including the Fixed Account), net	8,658,751	(13,392,388)	2,102,873	(4,928,748)
Withdrawals, surrenders, annuitizations and contract charges	(42,602,901)	(51,759,813)	(3,903,559)	(4,974,505)

Net accumulation activity	(31,659,632)	(63,869,769)	(1,312,696)	(9,534,652)

Annuitization Activity:
Annuitizations	—	—	7,148	15,984
Annuity payments and contract charges	(8,321)	(8,419)	(3,948)	(4,490)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	336	11,974	440	1,197

Net annuitization activity	(7,985)	3,555	3,640	12,691

Net increase (decrease) from contract owner transactions	(31,667,617)	(63,866,214)	(1,309,056)	(9,521,961)

Total increase (decrease) in net assets	(63,010,678)	(26,623,033)	(5,501,259)	(719,515)

Net assets at beginning of year	286,667,341	313,290,374	25,935,308	26,654,823

Net assets at end of year	$223,656,663	$286,667,341	$20,434,049	$25,935,308

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	T20 Sub-Account		FE6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$775,164	$853,443	$399,577	$363,295
Net realized gains (losses)	2,699,112	3,803,771	821,758	1,416,706
Net change in unrealized appreciation/(depreciation)	(19,157,107)	9,700,846	(4,390,100)	1,523,346

Increase (decrease) in net assets from operations	(15,682,831)	14,358,060	(3,168,765)	3,303,347

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,873,510	1,335,942	147,241	75,203
Transfers between Sub-Accounts (including the Fixed Account), net	6,558,623	(2,342,410)	133,648	1,007,771
Withdrawals, surrenders, annuitizations and contract charges	(15,108,371)	(18,880,486)	(6,012,819)	(4,304,647)

Net accumulation activity	(6,676,238)	(19,886,954)	(5,731,930)	(3,221,673)

Annuitization Activity:
Annuitizations	43,793	29,309	—	—
Annuity payments and contract charges	(12,748)	(14,643)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(27,867)	(972)	—	—

Net annuitization activity	3,178	13,694	—	—

Net increase (decrease) from contract owner transactions	(6,673,060)	(19,873,260)	(5,731,930)	(3,221,673)

Total increase (decrease) in net assets	(22,355,891)	(5,515,200)	(8,900,695)	81,674

Net assets at beginning of year	100,198,304	105,713,504	33,745,241	33,663,567

Net assets at end of year	$77,842,413	$100,198,304	$24,844,546	$33,745,241

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	T59 Sub-Account		F56 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(96,658)	$(101,934)	$46,812	$(8,531)
Net realized gains (losses)	(85,699)	(102,116)	2,270,011	1,719,624
Net change in unrealized appreciation/(depreciation)	182,229	198,217	(5,135,476)	1,482,671

Increase (decrease) in net assets from operations	(128)	(5,833)	(2,818,653)	3,193,764

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	54,279	65,164	192,920	109,163
Transfers between Sub-Accounts (including the Fixed Account), net	199,573	755,659	799,010	(789,310)
Withdrawals, surrenders, annuitizations and contract charges	(751,110)	(959,418)	(3,059,834)	(4,179,384)

Net accumulation activity	(497,258)	(138,595)	(2,067,904)	(4,859,531)

Annuitization Activity:
Annuitizations	—	—	—	24,043
Annuity payments and contract charges	—	—	(8,184)	(8,143)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	601	1,992

Net annuitization activity	—	—	(7,583)	17,892

Net increase (decrease) from contract owner transactions	(497,258)	(138,595)	(2,075,487)	(4,841,639)

Total increase (decrease) in net assets	(497,386)	(144,428)	(4,894,140)	(1,647,875)

Net assets at beginning of year	5,415,144	5,559,572	19,669,139	21,317,014

Net assets at end of year	$4,917,758	$5,415,144	$14,774,999	$19,669,139

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F59 Sub-Account		FF0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$2,213,553	$2,047,208	$64,252	$54,109
Net realized gains (losses)	737,887	1,622,527	14,293	15,447
Net change in unrealized appreciation/(depreciation)	(6,588,791)	2,526,527	(191,268)	106,854

Increase (decrease) in net assets from operations	(3,637,351)	6,196,262	(112,723)	176,410

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,366,565	842,042	31,589	1,132
Transfers between Sub-Accounts (including the Fixed Account), net	(3,524,898)	309,257	(38,171)	83,838
Withdrawals, surrenders, annuitizations and contract charges	(14,603,187)	(15,357,257)	(377,583)	(326,781)

Net accumulation activity	(15,761,520)	(14,205,958)	(384,165)	(241,811)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(8,550)	(9,501)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(891)	3,946	—	—

Net annuitization activity	(9,441)	(5,555)	—	—

Net increase (decrease) from contract owner transactions	(15,770,961)	(14,211,513)	(384,165)	(241,811)

Total increase (decrease) in net assets	(19,408,312)	(8,015,251)	(496,888)	(65,401)

Net assets at beginning of year	76,940,338	84,955,589	2,301,820	2,367,221

Net assets at end of year	$57,532,026	$76,940,338	$1,804,932	$2,301,820

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F54 Sub-Account		FG8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$863,289	$836,637	$2,108	$1,704
Net realized gains (losses)	12,661,277	17,363,948	10,894	13,287
Net change in unrealized appreciation/(depreciation)	(27,408,877)	(7,760,513)	(44,154)	4,309

Increase (decrease) in net assets from operations	(13,884,311)	10,440,072	(31,152)	19,300

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,037,336	908,530	5,398	—
Transfers between Sub-Accounts (including the Fixed Account), net	414,156	2,449,835	6,227	6,376
Withdrawals, surrenders, annuitizations and contract charges	(24,997,384)	(26,938,814)	(18,109)	(11,580)

Net accumulation activity	(22,545,892)	(23,580,449)	(6,484)	(5,204)

Annuitization Activity:
Annuitizations	19,811	—	—	—
Annuity payments and contract charges	(12,377)	(9,946)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	711	1,059	—	—

Net annuitization activity	8,145	(8,887)	—	—

Net increase (decrease) from contract owner transactions	(22,537,747)	(23,589,336)	(6,484)	(5,204)

Total increase (decrease) in net assets	(36,422,058)	(13,149,264)	(37,636)	14,096

Net assets at beginning of year	155,223,568	168,372,832	312,227	298,131

Net assets at end of year	$118,801,510	$155,223,568	$274,591	$312,227

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	F53 Sub-Account		FJ9 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(212,968)	$(377,084)	$(5,855)	$(9,555)
Net realized gains (losses)	2,838,431	960,295	85,420	58,860
Net change in unrealized appreciation/(depreciation)	(6,142,082)	2,149,959	(156,357)	27,152

Increase (decrease) in net assets from operations	(3,516,619)	2,733,170	(76,792)	76,457

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	409,382	291,284	10,843	656
Transfers between Sub-Accounts (including the Fixed Account), net	(696,277)	394,512	(366,445)	(15,568)
Withdrawals, surrenders, annuitizations and contract charges	(5,132,066)	(6,020,413)	(66,679)	(39,608)

Net accumulation activity	(5,418,961)	(5,334,617)	(422,281)	(54,520)

Annuitization Activity:
Annuitizations	48,554	—	—	—
Annuity payments and contract charges	(49,808)	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(1,025)	—	—	—

Net annuitization activity	(2,279)	—	—	—

Net increase (decrease) from contract owner transactions	(5,421,240)	(5,334,617)	(422,281)	(54,520)

Total increase (decrease) in net assets	(8,937,859)	(2,601,447)	(499,073)	21,937

Net assets at beginning of year	31,372,808	33,974,255	899,453	877,516

Net assets at end of year	$22,434,949	$31,372,808	$400,380	$899,453

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	T28 Sub-Account		FJ0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$160,235	$236,321	$2,408	$2,998
Net realized gains (losses)	(628,160)	(871,004)	(7,101)	(14,177)
Net change in unrealized appreciation/(depreciation)	(89,982)	1,159,110	(4,754)	20,500

Increase (decrease) in net assets from operations	(557,907)	524,427	(9,447)	9,321

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	359,177	467,019	10,513	25,657
Transfers between Sub-Accounts (including the Fixed Account), net	(256,442)	345,336	(425)	(38,609)
Withdrawals, surrenders, annuitizations and contract charges	(3,186,450)	(4,177,031)	(54,362)	(51,281)

Net accumulation activity	(3,083,715)	(3,364,676)	(44,274)	(64,233)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(3,083,715)	(3,364,676)	(44,274)	(64,233)

Total increase (decrease) in net assets	(3,641,622)	(2,840,249)	(53,721)	(54,912)

Net assets at beginning of year	16,389,786	19,230,035	274,294	329,206

Net assets at end of year	$12,748,164	$16,389,786	$220,573	$274,294

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	H24 Sub-Account		H32 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$22,361	$21,650	$(11,047)	$(17,093)
Net realized gains (losses)	(28,225)	(2,024)	(76,028)	(127,467)
Net change in unrealized appreciation/(depreciation)	(52,687)	(64,630)	24,748	394,944

Increase (decrease) in net assets from operations	(58,551)	(45,004)	(62,327)	250,384

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	9,175	—	2,939	—
Transfers between Sub-Accounts (including the Fixed Account), net	(47,101)	121,693	(39,531)	(105,921)
Withdrawals, surrenders, annuitizations and contract charges	(317,234)	(331,930)	(377,501)	(409,672)

Net accumulation activity	(355,160)	(210,237)	(414,093)	(515,593)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(355,160)	(210,237)	(414,093)	(515,593)

Total increase (decrease) in net assets	(413,711)	(255,241)	(476,420)	(265,209)

Net assets at beginning of year	1,272,105	1,527,346	1,530,826	1,796,035

Net assets at end of year	$858,394	$1,272,105	$1,054,406	$1,530,826

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	V35 Sub-Account		V13 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(96,057)	$(86,876)	$(88,942)	$97,246
Net realized gains (losses)	984,566	(222,624)	3,729,770	2,826,184
Net change in unrealized appreciation/(depreciation)	(1,608,992)	915,703	(7,155,135)	1,773,510

Increase (decrease) in net assets from operations	(720,483)	606,203	(3,514,307)	4,696,940

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	186,370	30,470	556,149	225,567
Transfers between Sub-Accounts (including the Fixed Account), net	(256,641)	(1,103,691)	576,958	(251,925)
Withdrawals, surrenders, annuitizations and contract charges	(1,753,720)	(1,158,385)	(5,644,991)	(5,437,605)

Net accumulation activity	(1,823,991)	(2,231,606)	(4,511,884)	(5,463,963)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(1,823,991)	(2,231,606)	(4,511,884)	(5,463,963)

Total increase (decrease) in net assets	(2,544,474)	(1,625,403)	(8,026,191)	(767,023)

Net assets at beginning of year	7,594,507	9,219,910	31,650,617	32,417,640

Net assets at end of year	$5,050,033	$7,594,507	$23,624,426	$31,650,617

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	V11 Sub-Account		AC1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$309,880	$(142,430)	$2,113	$(12,716)
Net realized gains (losses)	4,794,963	3,243,496	54,881	18,216
Net change in unrealized appreciation/(depreciation)	(15,984,727)	6,582,432	(546,550)	527,972

Increase (decrease) in net assets from operations	(10,879,884)	9,683,498	(489,556)	533,472

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	576,476	363,930	10,272	—
Transfers between Sub-Accounts (including the Fixed Account), net	3,414,361	11,230,764	280,890	103,397
Withdrawals, surrenders, annuitizations and contract charges	(17,872,826)	(14,831,596)	(391,264)	(233,979)

Net accumulation activity	(13,881,989)	(3,236,902)	(100,102)	(130,582)

Annuitization Activity:
Annuitizations	183,846	—	—	—
Annuity payments and contract charges	(185,906)	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(4,052)	—	—	—

Net annuitization activity	(6,112)	—	—	—

Net increase (decrease) from contract owner transactions	(13,888,101)	(3,236,902)	(100,102)	(130,582)

Total increase (decrease) in net assets	(24,767,985)	6,446,596	(589,658)	402,890

Net assets at beginning of year	112,135,840	105,689,244	3,015,957	2,613,067

Net assets at end of year	$87,367,855	$112,135,840	$2,426,299	$3,015,957

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	J88 Sub-Account		J94 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$281,347	$361,270	$(141,309)	$(118,687)
Net realized gains (losses)	(534,025)	(223,205)	2,339,575	708,342
Net change in unrealized appreciation/(depreciation)	(630,145)	628,929	(3,296,149)	1,822,659

Increase (decrease) in net assets from operations	(882,823)	766,994	(1,097,883)	2,412,314

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	430,685	254,568	130,736	8,145
Transfers between Sub-Accounts (including the Fixed Account), net	(1,357,430)	6,862,184	2,110,498	1,107,992
Withdrawals, surrenders, annuitizations and contract charges	(6,724,265)	(6,910,863)	(2,018,163)	(1,497,362)

Net accumulation activity	(7,651,010)	205,889	223,071	(381,225)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(7,651,010)	205,889	223,071	(381,225)

Total increase (decrease) in net assets	(8,533,833)	972,883	(874,812)	2,031,089

Net assets at beginning of year	46,803,470	45,830,587	13,758,720	11,727,631

Net assets at end of year	$38,269,637	$46,803,470	$12,883,908	$13,758,720

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	L11 Sub-Account		L18 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$73,774	$21,303	$(415,484)	$(465,339)
Net realized gains (losses)	525,683	455,723	4,957,030	293,334
Net change in unrealized appreciation/(depreciation)	(8,004,741)	8,847,491	(5,235,369)	5,271,260

Increase (decrease) in net assets from operations	(7,405,284)	9,324,517	(693,823)	5,099,255

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	265,243	176,291	327,111	228,607
Transfers between Sub-Accounts (including the Fixed Account), net	3,466,802	(2,458,301)	(1,355,272)	(1,441,183)
Withdrawals, surrenders, annuitizations and contract charges	(5,855,814)	(5,582,329)	(4,046,915)	(4,137,507)

Net accumulation activity	(2,123,769)	(7,864,339)	(5,075,076)	(5,350,083)

Annuitization Activity:
Annuitizations	44,912	—	756	3,476
Annuity payments and contract charges	(5,224)	(179)	(671)	(2,527)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(13)	135	(12,636)	(533)

Net annuitization activity	39,675	(44)	(12,551)	416

Net increase (decrease) from contract owner transactions	(2,084,094)	(7,864,383)	(5,087,627)	(5,349,667)

Total increase (decrease) in net assets	(9,489,378)	1,460,134	(5,781,450)	(250,412)

Net assets at beginning of year	40,317,841	38,857,707	26,220,456	26,470,868

Net assets at end of year	$30,828,463	$40,317,841	$20,439,006	$26,220,456

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	L17 Sub-Account		M07 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(105,021)	$(281,901)	$2,496,902	$3,370,478
Net realized gains (losses)	4,359,965	2,686,445	18,659,635	14,587,618
Net change in unrealized appreciation/(depreciation)	(7,615,817)	1,746,833	(43,683,554)	18,923,610

Increase (decrease) in net assets from operations	(3,360,873)	4,151,377	(22,527,017)	36,881,706

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	401,780	124,381	4,658,650	7,085,611
Transfers between Sub-Accounts (including the Fixed Account), net	(825,257)	1,878,410	(1,892,802)	2,196,207
Withdrawals, surrenders, annuitizations and contract charges	(5,372,407)	(5,408,757)	(47,828,508)	(49,343,143)

Net accumulation activity	(5,795,884)	(3,405,966)	(45,062,660)	(40,061,325)

Annuitization Activity:
Annuitizations	—	—	1,193,472	437,758
Annuity payments and contract charges	(457)	(445)	(645,805)	(518,368)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	10	341	(263,368)	(285,829)

Net annuitization activity	(447)	(104)	284,299	(366,439)

Net increase (decrease) from contract owner transactions	(5,796,331)	(3,406,070)	(44,778,361)	(40,427,764)

Total increase (decrease) in net assets	(9,157,204)	745,307	(67,305,378)	(3,546,058)

Net assets at beginning of year	40,528,331	39,783,024	358,797,486	362,343,544

Net assets at end of year	$31,371,127	$40,528,331	$291,492,108	$358,797,486

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M35 Sub-Account		M31 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$935,991	$1,793,931	$(1,972,854)	$(1,797,504)
Net realized gains (losses)	19,502,817	16,359,007	19,916,126	13,549,770
Net change in unrealized appreciation/(depreciation)	(44,075,970)	18,331,820	(15,099,024)	23,059,430

Increase (decrease) in net assets from operations	(23,637,162)	36,484,758	2,844,248	34,811,696

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,173,630	3,115,426	2,540,163	1,419,589
Transfers between Sub-Accounts (including the Fixed Account), net	(4,124,441)	(4,879,719)	(231,012)	(1,779,395)
Withdrawals, surrenders, annuitizations and contract charges	(57,829,987)	(60,428,854)	(17,340,837)	(16,685,986)

Net accumulation activity	(56,780,798)	(62,193,147)	(15,031,686)	(17,045,792)

Annuitization Activity:
Annuitizations	434,860	132,544	66,633	56,052
Annuity payments and contract charges	(235,973)	(52,753)	(114,722)	(139,044)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	96,366	6,499	(77,191)	(21,395)

Net annuitization activity	295,253	86,290	(125,280)	(104,387)

Net increase (decrease) from contract owner transactions	(56,485,545)	(62,106,857)	(15,156,966)	(17,150,179)

Total increase (decrease) in net assets	(80,122,707)	(25,622,099)	(12,312,718)	17,661,517

Net assets at beginning of year	362,120,950	387,743,049	141,290,687	123,629,170

Net assets at end of year	$281,998,243	$362,120,950	$128,977,969	$141,290,687

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M80 Sub-Account		MF1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(353,556)	$(351,328)	$(341,305)	$(297,961)
Net realized gains (losses)	3,360,685	2,338,077	5,034,606	2,526,748
Net change in unrealized appreciation/(depreciation)	(2,682,080)	3,478,837	(4,529,576)	2,761,648

Increase (decrease) in net assets from operations	325,049	5,465,586	163,725	4,990,435

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	236,925	147,444	595,480	187,451
Transfers between Sub-Accounts (including the Fixed Account), net	477,225	(2,155,818)	282,046	(26,347)
Withdrawals, surrenders, annuitizations and contract charges	(3,622,685)	(3,300,613)	(3,766,172)	(3,087,896)

Net accumulation activity	(2,908,535)	(5,308,987)	(2,888,646)	(2,926,792)

Annuitization Activity:
Annuitizations	22,094	—	10,336	116,319
Annuity payments and contract charges	(4,295)	(875)	(24,635)	(7,792)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(2,332)	23,938	3,742	(2,043)

Net annuitization activity	15,467	23,063	(10,557)	106,484

Net increase (decrease) from contract owner transactions	(2,893,068)	(5,285,924)	(2,899,203)	(2,820,308)

Total increase (decrease) in net assets	(2,568,019)	179,662	(2,735,478)	2,170,127

Net assets at beginning of year	21,420,058	21,240,396	22,916,943	20,746,816

Net assets at end of year	$18,852,039	$21,420,058	$20,181,465	$22,916,943

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M41 Sub-Account		M05 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(457,701)	$(487,827)	$(767,407)	$(728,229)
Net realized gains (losses)	6,351,388	3,628,135	7,340,782	(138,337)
Net change in unrealized appreciation/(depreciation)	(5,411,499)	3,367,898	(7,181,035)	11,986,983

Increase (decrease) in net assets from operations	482,188	6,508,206	(607,660)	11,120,417

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	320,722	245,944	1,018,674	895,556
Transfers between Sub-Accounts (including the Fixed Account), net	(1,292,063)	(2,684,276)	(1,732,760)	(732,003)
Withdrawals, surrenders, annuitizations and contract charges	(4,851,085)	(4,707,852)	(6,496,373)	(7,006,969)

Net accumulation activity	(5,822,426)	(7,146,184)	(7,210,459)	(6,843,416)

Annuitization Activity:
Annuitizations	83,952	—	62,768	36,385
Annuity payments and contract charges	(10,692)	(617)	(53,601)	(15,938)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	825	847	(23,146)	26,158

Net annuitization activity	74,085	230	(13,979)	46,605

Net increase (decrease) from contract owner transactions	(5,748,341)	(7,145,954)	(7,224,438)	(6,796,811)

Total increase (decrease) in net assets	(5,266,153)	(637,748)	(7,832,098)	4,323,606

Net assets at beginning of year	28,534,920	29,172,668	52,059,415	47,735,809

Net assets at end of year	$23,268,767	$28,534,920	$44,227,317	$52,059,415

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M42 Sub-Account		M89 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(685,182)	$(743,959)	$6,782,825	$8,579,300
Net realized gains (losses)	7,512,818	(503,140)	(7,182,359)	(1,758,741)
Net change in unrealized appreciation/(depreciation)	(6,952,594)	10,816,140	(15,591,399)	7,632,173

Increase (decrease) in net assets from operations	(124,958)	9,569,041	(15,990,933)	14,452,732

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	657,194	357,276	2,799,378	1,789,342
Transfers between Sub-Accounts (including the Fixed Account), net	(3,311,837)	(4,837,103)	(15,237,641)	33,571,752
Withdrawals, surrenders, annuitizations and contract charges	(6,185,942)	(7,274,867)	(83,624,839)	(77,322,044)

Net accumulation activity	(8,840,585)	(11,754,694)	(96,063,102)	(41,960,950)

Annuitization Activity:
Annuitizations	1,539	7,121	18,865	2,403
Annuity payments and contract charges	(3,166)	(6,171)	(11,629)	(11,096)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(23,375)	798	(6,976)	18,722

Net annuitization activity	(25,002)	1,748	260	10,029

Net increase (decrease) from contract owner transactions	(8,865,587)	(11,752,946)	(96,062,842)	(41,950,921)

Total increase (decrease) in net assets	(8,990,545)	(2,183,905)	(112,053,775)	(27,498,189)

Net assets at beginning of year	42,999,861	45,183,766	551,839,591	579,337,780

Net assets at end of year	$34,009,316	$42,999,861	$439,785,816	$551,839,591

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M82 Sub-Account		M44 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(1,613,578)	$(855,667)	$(352,211)	$3,180,044
Net realized gains (losses)	23,766,371	19,994,921	(3,019,469)	(4,450,328)
Net change in unrealized appreciation/(depreciation)	(28,158,400)	9,543,077	3,060,437	15,400,588

Increase (decrease) in net assets from operations	(6,005,607)	28,682,331	(311,243)	14,130,304

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,453,373	794,665	1,772,328	2,296,097
Transfers between Sub-Accounts (including the Fixed Account), net	(6,166,091)	(15,046,842)	(2,235,143)	(2,611,388)
Withdrawals, surrenders, annuitizations and contract charges	(22,406,738)	(23,546,598)	(14,113,525)	(16,328,737)

Net accumulation activity	(27,119,456)	(37,798,775)	(14,576,340)	(16,644,028)

Annuitization Activity:
Annuitizations	—	—	112,552	240,134
Annuity payments and contract charges	(1,027)	(924)	(212,598)	(136,927)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	109	205	(55,388)	(38,180)

Net annuitization activity	(918)	(719)	(155,434)	65,027

Net increase (decrease) from contract owner transactions	(27,120,374)	(37,799,494)	(14,731,774)	(16,579,001)

Total increase (decrease) in net assets	(33,125,981)	(9,117,163)	(15,043,017)	(2,448,697)

Net assets at beginning of year	142,050,646	151,167,809	109,070,327	111,519,024

Net assets at end of year	$108,924,665	$142,050,646	$94,027,310	$109,070,327

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M40 Sub-Account		M83 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2018	2017	2018	2017
Operations:
Net investment income (loss)	$(463,187)	$1,537,109	$(246,922)	$789,135
Net realized gains (losses)	(2,474,033)	(3,704,180)	24,858,858	22,775,666
Net change in unrealized appreciation/(depreciation)	2,663,761	10,141,188	(51,644,195)	15,937,114

Increase (decrease) in net assets from operations	(273,459)	7,974,117	(27,032,259)	39,501,915

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	992,003	542,912	4,105,227	4,555,384
Transfers between Sub-Accounts (including the Fixed Account), net	(2,992,318)	(3,139,187)	894,619	(5,082,118)
Withdrawals, surrenders, annuitizations and contract charges	(10,943,659)	(10,988,549)	(37,090,402)	(48,608,845)

Net accumulation activity	(12,943,974)	(13,584,824)	(32,090,556)	(49,135,579)

Annuitization Activity:
Annuitizations	1,723	—	371,085	360,125
Annuity payments and contract charges	(88)	—	(310,127)	(209,796)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	152	—	(37,623)	4,347

Net annuitization activity	1,787	—	23,335	154,676

Net increase (decrease) from contract owner transactions	(12,942,187)	(13,584,824)	(32,067,221)	(48,980,903)

Total increase (decrease) in net assets	(13,215,646)	(5,610,707)	(59,099,480)	(9,478,988)

Net assets at beginning of year	61,936,024	67,546,731	262,999,598	272,478,586

Net assets at end of year	$48,720,378	$61,936,024	$203,900,118	$262,999,598

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M08 Sub-Account		MB6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(450,574)	$70,474	$(208,559)	$200,641
Net realized gains (losses)	8,396,753	5,855,951	46,980,515	28,819,321
Net change in unrealized appreciation/(depreciation)	(21,674,331)	13,712,920	(68,748,916)	19,823,342

Increase (decrease) in net assets from operations	(13,728,152)	19,639,345	(21,976,960)	48,843,304

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,685,593	920,106	4,880,058	4,788,938
Transfers between Sub-Accounts (including the Fixed Account), net	1,326,716	(4,560,016)	(2,642,566)	(3,644,904)
Withdrawals, surrenders, annuitizations and contract charges	(24,191,635)	(19,863,534)	(39,166,033)	(39,547,718)

Net accumulation activity	(21,179,326)	(23,503,444)	(36,928,541)	(38,403,684)

Annuitization Activity:
Annuitizations	376,236	103,189	629,093	520,363
Annuity payments and contract charges	(136,097)	(22,717)	(322,696)	(327,206)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	106,983	24,646	(123,130)	96,489

Net annuitization activity	347,122	105,118	183,267	289,646

Net increase (decrease) from contract owner transactions	(20,832,204)	(23,398,326)	(36,745,274)	(38,114,038)

Total increase (decrease) in net assets	(34,560,356)	(3,758,981)	(58,722,234)	10,729,266

Net assets at beginning of year	133,865,829	137,624,810	285,143,459	274,414,193

Net assets at end of year	$99,305,473	$133,865,829	$226,421,225	$285,143,459

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MB7 Sub-Account		MC0 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(394,225)	$(312,557)	$1,252,890	$1,316,687
Net realized gains (losses)	13,180,487	12,658,357	(478,229)	(69,641)
Net change in unrealized appreciation/(depreciation)	(18,344,538)	385,573	(3,241,544)	1,514,260

Increase (decrease) in net assets from operations	(5,558,276)	12,731,373	(2,466,883)	2,761,306

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,441,953	858,198	848,773	1,129,194
Transfers between Sub-Accounts (including the Fixed Account), net	(1,763,627)	(4,654,782)	(245,951)	1,772,316
Withdrawals, surrenders, annuitizations and contract charges	(10,583,591)	(12,961,421)	(6,575,847)	(7,474,079)

Net accumulation activity	(10,905,265)	(16,758,005)	(5,973,025)	(4,572,569)

Annuitization Activity:
Annuitizations	3,425	15,034	97,056	55,535
Annuity payments and contract charges	(20,529)	(26,061)	(76,438)	(53,817)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(45,664)	(5,489)	3,293	20,098

Net annuitization activity	(62,768)	(16,516)	23,911	21,816

Net increase (decrease) from contract owner transactions	(10,968,033)	(16,774,521)	(5,949,114)	(4,550,753)

Total increase (decrease) in net assets	(16,526,309)	(4,043,148)	(8,415,997)	(1,789,447)

Net assets at beginning of year	72,128,774	76,171,922	57,018,142	58,807,589

Net assets at end of year	$55,602,465	$72,128,774	$48,602,145	$57,018,142

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MA0 Sub-Account		MC2 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$2,569,282	$2,776,550	$(795,753)	$(505,495)
Net realized gains (losses)	(2,091,770)	(1,122,488)	18,091,243	11,834,094
Net change in unrealized appreciation/(depreciation)	(7,571,584)	4,859,294	(21,666,200)	9,561,086

Increase (decrease) in net assets from operations	(7,094,072)	6,513,356	(4,370,710)	20,889,685

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,714,930	683,950	2,115,489	1,492,886
Transfers between Sub-Accounts (including the Fixed Account), net	(1,627,731)	14,287,218	(1,101,604)	(434,046)
Withdrawals, surrenders, annuitizations and contract charges	(27,291,614)	(22,153,429)	(13,931,442)	(14,826,503)

Net accumulation activity	(27,204,415)	(7,182,261)	(12,917,557)	(13,767,663)

Annuitization Activity:
Annuitizations	196,413	—	91,184	129,543
Annuity payments and contract charges	(64,597)	(1,082)	(119,287)	(98,707)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(1,558)	(15)	(39,368)	80,919

Net annuitization activity	130,258	(1,097)	(67,471)	111,755

Net increase (decrease) from contract owner transactions	(27,074,157)	(7,183,358)	(12,985,028)	(13,655,908)

Total increase (decrease) in net assets	(34,168,229)	(670,002)	(17,355,738)	7,233,777

Net assets at beginning of year	148,735,679	149,405,681	104,851,766	97,617,989

Net assets at end of year	$114,567,450	$148,735,679	$87,496,028	$104,851,766

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MC1 Sub-Account		MC3 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(490,555)	$(380,484)	$(207,794)	$(68,320)
Net realized gains (losses)	6,281,631	4,465,261	314,353	(409,296)
Net change in unrealized appreciation/(depreciation)	(7,796,386)	3,916,070	(2,950,352)	6,245,265

Increase (decrease) in net assets from operations	(2,005,310)	8,000,847	(2,843,793)	5,767,649

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	590,764	160,204	310,156	195,538
Transfers between Sub-Accounts (including the Fixed Account), net	3,055,795	1,100,049	16,433	148,334
Withdrawals, surrenders, annuitizations and contract charges	(6,633,970)	(6,132,171)	(2,834,742)	(2,150,922)

Net accumulation activity	(2,987,411)	(4,871,918)	(2,508,153)	(1,807,050)

Annuitization Activity:
Annuitizations	39,062	(676)	6,740	67,477
Annuity payments and contract charges	(25,581)	(16,984)	(38,976)	(40,182)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(674)	3,973	(606)	(71,778)

Net annuitization activity	12,807	(13,687)	(32,842)	(44,483)

Net increase (decrease) from contract owner transactions	(2,974,604)	(4,885,605)	(2,540,995)	(1,851,533)

Total increase (decrease) in net assets	(4,979,914)	3,115,242	(5,384,788)	3,916,116

Net assets at beginning of year	40,697,930	37,582,688	20,782,715	16,866,599

Net assets at end of year	$35,718,016	$40,697,930	$15,397,927	$20,782,715

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MA1 Sub-Account		MC4 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(292,446)	$(153,711)	$(47,189)	$(154,714)
Net realized gains (losses)	885,555	284,018	(105,550)	(114,246)
Net change in unrealized appreciation/(depreciation)	(3,542,009)	5,843,859	(107,108)	849,796

Increase (decrease) in net assets from operations	(2,948,900)	5,974,166	(259,847)	580,836

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	117,887	32,604	168,067	167,650
Transfers between Sub-Accounts (including the Fixed Account), net	1,143,659	(1,335,128)	(49,587)	(6,156)
Withdrawals, surrenders, annuitizations and contract charges	(3,216,388)	(2,662,978)	(1,399,312)	(1,665,907)

Net accumulation activity	(1,954,842)	(3,965,502)	(1,280,832)	(1,504,413)

Annuitization Activity:
Annuitizations	1,469	—	12,592	2,075
Annuity payments and contract charges	(76)	(94)	(3,153)	(3,310)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(739)	1,023	963	(5,009)

Net annuitization activity	654	929	10,402	(6,244)

Net increase (decrease) from contract owner transactions	(1,954,188)	(3,964,573)	(1,270,430)	(1,510,657)

Total increase (decrease) in net assets	(4,903,088)	2,009,593	(1,530,277)	(929,821)

Net assets at beginning of year	20,721,186	18,711,593	10,319,234	11,249,055

Net assets at end of year	$15,818,098	$20,721,186	$8,788,957	$10,319,234

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MC5 Sub-Account		MC6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(9,471)	$(21,735)	$(460,791)	$(163,135)
Net realized gains (losses)	(4,347)	(28,304)	7,432,469	5,749,236
Net change in unrealized appreciation/(depreciation)	(13,916)	122,413	(9,595,343)	7,034,199

Increase (decrease) in net assets from operations	(27,734)	72,374	(2,623,665)	12,620,300

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	34,227	30,746	950,242	603,203
Transfers between Sub-Accounts (including the Fixed Account), net	(51,716)	(378,055)	(97,250)	411,850
Withdrawals, surrenders, annuitizations and contract charges	(162,411)	(263,784)	(8,148,077)	(5,774,264)

Net accumulation activity	(179,900)	(611,093)	(7,295,085)	(4,759,211)

Annuitization Activity:
Annuitizations	—	—	41,396	11,882
Annuity payments and contract charges	—	(88)	(55,787)	(44,662)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(649)	828	(54,594)	11,916

Net annuitization activity	(649)	740	(68,985)	(20,864)

Net increase (decrease) from contract owner transactions	(180,549)	(610,353)	(7,364,070)	(4,780,075)

Total increase (decrease) in net assets	(208,283)	(537,979)	(9,987,735)	7,840,225

Net assets at beginning of year	1,030,360	1,568,339	51,346,527	43,506,302

Net assets at end of year	$822,077	$1,030,360	$41,358,792	$51,346,527

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MC7 Sub-Account		MC8 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(32,988)	$(19,920)	$(374,582)	$140,293
Net realized gains (losses)	310,129	227,832	12,625,683	6,900,817
Net change in unrealized appreciation/(depreciation)	(377,842)	420,417	(20,365,369)	12,425,575

Increase (decrease) in net assets from operations	(100,701)	628,329	(8,114,268)	19,466,685

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	9,891	22,618	1,406,635	1,051,902
Transfers between Sub-Accounts (including the Fixed Account), net	(425,058)	(143,115)	(806,848)	(1,306,198)
Withdrawals, surrenders, annuitizations and contract charges	(230,506)	(339,790)	(12,439,064)	(12,534,539)

Net accumulation activity	(645,673)	(460,287)	(11,839,277)	(12,788,835)

Annuitization Activity:
Annuitizations	—	—	77,704	38,823
Annuity payments and contract charges	—	—	(95,584)	(125,163)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(76,276)	58,604

Net annuitization activity	—	—	(94,156)	(27,736)

Net increase (decrease) from contract owner transactions	(645,673)	(460,287)	(11,933,433)	(12,816,571)

Total increase (decrease) in net assets	(746,374)	168,042	(20,047,701)	6,650,114

Net assets at beginning of year	2,493,312	2,325,270	93,561,955	86,911,841

Net assets at end of year	$1,746,938	$2,493,312	$73,514,254	$93,561,955

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MC9 Sub-Account		MD0 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(48,509)	$(16,013)	$(297,441)	$845,728
Net realized gains (losses)	983,797	726,536	2,750,518	960,579
Net change in unrealized appreciation/(depreciation)	(1,450,844)	649,635	(5,168,279)	2,727,450

Increase (decrease) in net assets from operations	(515,556)	1,360,158	(2,715,202)	4,533,757

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	178,206	42,226	627,924	753,661
Transfers between Sub-Accounts (including the Fixed Account), net	50,622	(592,262)	(399,574)	(840,210)
Withdrawals, surrenders, annuitizations and contract charges	(1,353,039)	(1,135,171)	(5,241,983)	(6,539,210)

Net accumulation activity	(1,124,211)	(1,685,207)	(5,013,633)	(6,625,759)

Annuitization Activity:
Annuitizations	—	—	49,775	13,671
Annuity payments and contract charges	—	—	(46,516)	(88,495)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	554	(22,626)

Net annuitization activity	—	—	3,813	(97,450)

Net increase (decrease) from contract owner transactions	(1,124,211)	(1,685,207)	(5,009,820)	(6,723,209)

Total increase (decrease) in net assets	(1,639,767)	(325,049)	(7,725,022)	(2,189,452)

Net assets at beginning of year	6,164,998	6,490,047	49,219,805	51,409,257

Net assets at end of year	$4,525,231	$6,164,998	$41,494,783	$49,219,805

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M92 Sub-Account		M96 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(6,440,405)	$9,070,344	$1,421,881	$1,505,524
Net realized gains (losses)	35,283,647	11,297,876	(1,918,056)	(936,841)
Net change in unrealized appreciation/(depreciation)	(66,609,072)	37,686,531	(451,011)	160,518

Increase (decrease) in net assets from operations	(37,765,830)	58,054,751	(947,186)	729,201

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,992,372	1,192,457	2,137,998	2,064,275
Transfers between Sub-Accounts (including the Fixed Account), net	(7,673,837)	(5,393,620)	951,512	3,678,841
Withdrawals, surrenders, annuitizations and contract charges	(96,296,080)	(79,894,582)	(13,164,918)	(12,138,574)

Net accumulation activity	(99,977,545)	(84,095,745)	(10,075,408)	(6,395,458)

Annuitization Activity:
Annuitizations	—	—	46,175	112,031
Annuity payments and contract charges	(7,628)	(8,397)	(71,594)	(59,567)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	115	23,478	26,896	(130,111)

Net annuitization activity	(7,513)	15,081	1,477	(77,647)

Net increase (decrease) from contract owner transactions	(99,985,058)	(84,080,664)	(10,073,931)	(6,473,105)

Total increase (decrease) in net assets	(137,750,888)	(26,025,913)	(11,021,117)	(5,743,904)

Net assets at beginning of year	660,187,553	686,213,466	86,941,433	92,685,337

Net assets at end of year	$ 522,436,665	$ 660,187,553	$ 75,920,316	$ 86,941,433

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MD2 Sub-Account		MA6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$2,200,283	$2,334,633	$2,181,887	$2,934,903
Net realized gains (losses)	(5,130,701)	(3,597,953)	(550,790)	246,909
Net change in unrealized appreciation/(depreciation)	(161,208)	2,172,077	(3,971,491)	(176,973)

Increase (decrease) in net assets from operations	(3,091,626)	908,757	(2,340,394)	3,004,839

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,104,664	1,305,458	1,759,113	1,274,885
Transfers between Sub-Accounts (including the Fixed Account), net	(5,562,489)	9,117,945	(738,549)	576,350
Withdrawals, surrenders, annuitizations and contract charges	(30,603,443)	(34,724,166)	(7,536,181)	(7,962,346)

Net accumulation activity	(34,061,268)	(24,300,763)	(6,515,617)	(6,111,111)

Annuitization Activity:
Annuitizations	60,348	58,735	235,677	39,125
Annuity payments and contract charges	(49,346)	(49,657)	(111,129)	(67,130)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	299	2,717	(26,139)	64,033

Net annuitization activity	11,301	11,795	98,409	36,028

Net increase (decrease) from contract owner transactions	(34,049,967)	(24,288,968)	(6,417,208)	(6,075,083)

Total increase (decrease) in net assets	(37,141,593)	(23,380,211)	(8,757,602)	(3,070,244)

Net assets at beginning of year	191,222,631	214,602,842	56,471,575	59,541,819

Net assets at end of year	$154,081,038	$191,222,631	$47,713,973	$56,471,575

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MA3 Sub-Account		M97 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$1,528,962	$2,242,127	$(180,896)	$(38,300)
Net realized gains (losses)	(807,134)	(237,955)	4,636,941	2,828,668
Net change in unrealized appreciation/(depreciation)	(2,722,844)	277,070	(8,360,437)	7,658,687

Increase (decrease) in net assets from operations	(2,001,016)	2,281,242	(3,904,392)	10,449,055

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	769,728	561,073	1,113,343	636,719
Transfers between Sub-Accounts (including the Fixed Account), net	(948,043)	(332,700)	832,320	(984,598)
Withdrawals, surrenders, annuitizations and contract charges	(8,101,451)	(8,711,530)	(5,918,736)	(5,219,360)

Net accumulation activity	(8,279,766)	(8,483,157)	(3,973,073)	(5,567,239)

Annuitization Activity:
Annuitizations	59,682	30,192	141,615	176,865
Annuity payments and contract charges	(32,258)	(12,061)	(76,936)	(25,009)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(100)	5,319	437	36,145

Net annuitization activity	27,324	23,450	65,116	188,001

Net increase (decrease) from contract owner transactions	(8,252,442)	(8,459,707)	(3,907,957)	(5,379,238)

Total increase (decrease) in net assets	(10,253,458)	(6,178,465)	(7,812,349)	5,069,817

Net assets at beginning of year	46,577,368	52,755,833	41,434,975	36,365,158

Net assets at end of year	$36,323,910	$46,577,368	$33,622,626	$41,434,975

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MD5 Sub-Account		M98 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(148,554)	$(91,326)	$(154,878)	$15,752
Net realized gains (losses)	2,203,551	1,024,012	3,776,239	2,974,889
Net change in unrealized appreciation/(depreciation)	(3,909,472)	3,807,380	(8,408,466)	7,533,887

Increase (decrease) in net assets from operations	(1,854,475)	4,740,066	(4,787,105)	10,524,528

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	223,055	124,396	590,056	708,585
Transfers between Sub-Accounts (including the Fixed Account), net	810,036	(373,067)	(203,658)	328,668
Withdrawals, surrenders, annuitizations and contract charges	(3,186,881)	(2,486,284)	(5,388,453)	(6,499,066)

Net accumulation activity	(2,153,790)	(2,734,955)	(5,002,055)	(5,461,813)

Annuitization Activity:
Annuitizations	113,254	—	13,722	2,012
Annuity payments and contract charges	(12,739)	(187)	(25,998)	(27,828)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(1,823)	2,058	(245)	(81,435)

Net annuitization activity	98,692	1,871	(12,521)	(107,251)

Net increase (decrease) from contract owner transactions	(2,055,098)	(2,733,084)	(5,014,576)	(5,569,064)

Total increase (decrease) in net assets	(3,909,573)	2,006,982	(9,801,681)	4,955,464

Net assets at beginning of year	18,981,547	16,974,565	48,280,305	43,324,841

Net assets at end of year	$15,071,974	$18,981,547	$38,478,624	$48,280,305

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	M93 Sub-Account		MD6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(770,299)	$(461,085)	$(2,691,088)	$(2,376,173)
Net realized gains (losses)	10,085,206	14,902,062	43,456,731	36,671,513
Net change in unrealized appreciation/(depreciation)	(19,715,838)	9,376,184	(40,256,429)	37,810,248

Increase (decrease) in net assets from operations	(10,400,931)	23,817,161	509,214	72,105,588

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	945,791	1,140,397	5,980,877	3,777,231
Transfers between Sub-Accounts (including the Fixed Account), net	3,847,794	(10,084,568)	(4,804,151)	(6,762,792)
Withdrawals, surrenders, annuitizations and contract charges	(16,686,793)	(19,079,863)	(43,724,030)	(37,988,426)

Net accumulation activity	(11,893,208)	(28,024,034)	(42,547,304)	(40,973,987)

Annuitization Activity:
Annuitizations	30,760	76,808	510,394	570,682
Annuity payments and contract charges	(18,556)	(20,671)	(458,906)	(384,156)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	2,061	1,404	(49,327)	125,578

Net annuitization activity	14,265	57,541	2,161	312,104

Net increase (decrease) from contract owner transactions	(11,878,943)	(27,966,493)	(42,545,143)	(40,661,883)

Total increase (decrease) in net assets	(22,279,874)	(4,149,332)	(42,035,929)	31,443,705

Net assets at beginning of year	103,459,909	107,609,241	318,872,497	287,428,792

Net assets at end of year	$81,180,035	$103,459,909	$276,836,568	$318,872,497

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MB3 Sub-Account		MD8 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(481,640)	$(459,804)	$(82,676)	$(572,267)
Net realized gains (losses)	4,921,484	4,710,888	—	(1)
Net change in unrealized appreciation/(depreciation)	(4,468,638)	4,249,832	1	—

Increase (decrease) in net assets from operations	(28,794)	8,500,916	(82,675)	(572,268)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	618,923	231,478	3,654,292	3,437,474
Transfers between Sub-Accounts (including the Fixed Account), net	(1,544,843)	(1,838,781)	6,937,355	7,915,060
Withdrawals, surrenders, annuitizations and contract charges	(5,446,561)	(4,546,441)	(17,416,173)	(15,354,664)

Net accumulation activity	(6,372,481)	(6,153,744)	(6,824,526)	(4,002,130)

Annuitization Activity:
Annuitizations	18,245	(747)	(138,342)	—
Annuity payments and contract charges	(16,743)	(14,283)	(51,963)	(100,521)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(532)	4,641	(10,445)	(150,453)

Net annuitization activity	970	(10,389)	(200,750)	(250,974)

Net increase (decrease) from contract owner transactions	(6,371,511)	(6,164,133)	(7,025,276)	(4,253,104)

Total increase (decrease) in net assets	(6,400,305)	2,336,783	(7,107,951)	(4,825,372)

Net assets at beginning of year	37,335,745	34,998,962	49,280,656	54,106,028

Net assets at end of year	$30,935,440	$37,335,745	$42,172,705	$49,280,656

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MD9 Sub-Account		ME2 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(546,982)	$(2,080,344)	$1,543	$96,613
Net realized gains (losses)	(2)	(2)	888,401	282,515
Net change in unrealized appreciation/(depreciation)	1	—	(4,195,304)	4,948,045

Increase (decrease) in net assets from operations	(546,983)	(2,080,346)	(3,305,360)	5,327,173

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,473,627	2,165,619	414,900	171,701
Transfers between Sub-Accounts (including the Fixed Account), net	34,874,529	36,779,597	(93,566)	(897,815)
Withdrawals, surrenders, annuitizations and contract charges	(52,556,996)	(71,342,196)	(2,381,207)	(2,548,712)

Net accumulation activity	(15,208,840)	(32,396,980)	(2,059,873)	(3,274,826)

Annuitization Activity:
Annuitizations	6,916	97,275	—	6,641
Annuity payments and contract charges	(27,000)	(30,485)	(4,171)	(4,486)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	179	4,216	(8,784)	15,492

Net annuitization activity	(19,905)	71,006	(12,955)	17,647

Net increase (decrease) from contract owner transactions	(15,228,745)	(32,325,974)	(2,072,828)	(3,257,179)

Total increase (decrease) in net assets	(15,775,728)	(34,406,320)	(5,378,188)	2,069,994

Net assets at beginning of year	136,576,068	170,982,388	23,371,436	21,301,442

Net assets at end of year	$120,800,340	$136,576,068	$17,993,248	$23,371,436

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	ME3 Sub-Account		MA5 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(244,468)	$(66,597)	$641,767	$875,329
Net realized gains (losses)	3,293,176	3,411,525	(253,269)	(1,174)
Net change in unrealized appreciation/(depreciation)	(9,986,514)	8,263,327	(1,298,972)	418,816

Increase (decrease) in net assets from operations	(6,937,806)	11,608,255	(910,474)	1,292,971

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	714,536	548,521	413,038	283,215
Transfers between Sub-Accounts (including the Fixed Account), net	2,577,530	(4,718,786)	979,144	1,190,762
Withdrawals, surrenders, annuitizations and contract charges	(7,988,802)	(9,058,363)	(3,349,239)	(3,801,574)

Net accumulation activity	(4,696,736)	(13,228,628)	(1,957,057)	(2,327,597)

Annuitization Activity:
Annuitizations	17,857	—	46,742	1,978
Annuity payments and contract charges	(3,170)	(2,662)	(55,330)	(57,059)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(17,146)	(582)	(7,313)	13,905

Net annuitization activity	(2,459)	(3,244)	(15,901)	(41,176)

Net increase (decrease) from contract owner transactions	(4,699,195)	(13,231,872)	(1,972,958)	(2,368,773)

Total increase (decrease) in net assets	(11,637,001)	(1,623,617)	(2,883,432)	(1,075,802)

Net assets at beginning of year	48,795,329	50,418,946	27,284,742	28,360,544

Net assets at end of year	$37,158,328	$48,795,329	$24,401,310	$27,284,742

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MA7 Sub-Account		ME4 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$91,786	$170,728	$(288,837)	$(252,813)
Net realized gains (losses)	(33,190)	(16,162)	3,534,311	2,477,543
Net change in unrealized appreciation/(depreciation)	(236,898)	107,797	(2,904,627)	3,152,642

Increase (decrease) in net assets from operations	(178,302)	262,363	340,847	5,377,372

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	129,311	77,230	462,245	162,102
Transfers between Sub-Accounts (including the Fixed Account), net	(162,323)	(782,189)	(381,645)	(540,205)
Withdrawals, surrenders, annuitizations and contract charges	(628,764)	(1,006,008)	(2,544,186)	(1,650,110)

Net accumulation activity	(661,776)	(1,710,967)	(2,463,586)	(2,028,213)

Annuitization Activity:
Annuitizations	41,770	—	15,644	12,445
Annuity payments and contract charges	(6,234)	(631)	(22,484)	(12,622)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(210)	45	(466)	7,959

Net annuitization activity	35,326	(586)	(7,306)	7,782

Net increase (decrease) from contract owner transactions	(626,450)	(1,711,553)	(2,470,892)	(2,020,431)

Total increase (decrease) in net assets	(804,752)	(1,449,190)	(2,130,045)	3,356,941

Net assets at beginning of year	5,014,013	6,463,203	18,552,134	15,195,193

Net assets at end of year	$4,209,261	$5,014,013	$16,422,089	$18,552,134

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MA2 Sub-Account		MF3 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(32,519)	$(28,396)	$(687,155)	$(742,965)
Net realized gains (losses)	520,071	139,361	4,794,415	4,649,046
Net change in unrealized appreciation/(depreciation)	(429,480)	418,115	(6,526,352)	4,426,843

Increase (decrease) in net assets from operations	58,072	529,080	(2,419,092)	8,332,924

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	47,590	1,633	790,778	732,131
Transfers between Sub-Accounts (including the Fixed Account), net	(164,955)	10,939	(3,768,957)	281,197
Withdrawals, surrenders, annuitizations and contract charges	(463,477)	(104,535)	(10,878,234)	(12,354,369)

Net accumulation activity	(580,842)	(91,963)	(13,856,413)	(11,341,041)

Annuitization Activity:
Annuitizations	—	—	150,886	28,072
Annuity payments and contract charges	—	—	(24,149)	(8,380)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	1,434	2,623

Net annuitization activity	—	—	128,171	22,315

Net increase (decrease) from contract owner transactions	(580,842)	(91,963)	(13,728,242)	(11,318,726)

Total increase (decrease) in net assets	(522,770)	437,117	(16,147,334)	(2,985,802)

Net assets at beginning of year	1,893,319	1,456,202	66,706,871	69,692,673

Net assets at end of year	$1,370,549	$1,893,319	$50,559,537	$66,706,871

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MF5 Sub-Account		MF6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$1,242,727	$1,316,614	$45,572	$52,119
Net realized gains (losses)	16,949,532	14,191,998	124,693	250,125
Net change in unrealized appreciation/(depreciation)	(38,053,127)	34,852,255	(249,752)	(64,600)

Increase (decrease) in net assets from operations	(19,860,868)	50,360,867	(79,487)	237,644

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,988,398	2,181,191	24,404	20,199
Transfers between Sub-Accounts (including the Fixed Account), net	(943,151)	(8,851,951)	(209,176)	(66,081)
Withdrawals, surrenders, annuitizations and contract charges	(86,630,923)	(101,029,190)	(214,603)	(337,405)

Net accumulation activity	(84,585,676)	(107,699,950)	(399,375)	(383,287)

Annuitization Activity:
Annuitizations	—	356,909	20,820	—
Annuity payments and contract charges	(47,997)	(50,217)	(22,346)	(2,179)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	916	1,552	(405)	15,698

Net annuitization activity	(47,081)	308,244	(1,931)	13,519

Net increase (decrease) from contract owner transactions	(84,632,757)	(107,391,706)	(401,306)	(369,768)

Total increase (decrease) in net assets	(104,493,625)	(57,030,839)	(480,793)	(132,124)

Net assets at beginning of year	518,959,227	575,990,066	2,125,475	2,257,599

Net assets at end of year	$414,465,602	$518,959,227	$1,644,682	$2,125,475

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MF7 Sub-Account		MF9 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$845,467	$1,103,582	$(445,376)	$(244,450)
Net realized gains (losses)	4,926,484	8,420,471	30,502,722	22,611,806
Net change in unrealized appreciation/(depreciation)	(8,367,087)	(2,334,907)	(52,263,773)	41,196,617

Increase (decrease) in net assets from operations	(2,595,136)	7,189,146	(22,206,427)	63,563,973

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	976,962	599,848	1,838,912	1,106,943
Transfers between Sub-Accounts (including the Fixed Account), net	(3,882,639)	(977,218)	(133,135)	1,579,938
Withdrawals, surrenders, annuitizations and contract charges	(11,142,616)	(11,961,945)	(60,125,613)	(69,652,570)

Net accumulation activity	(14,048,293)	(12,339,315)	(58,419,836)	(66,965,689)

Annuitization Activity:
Annuitizations	66,403	20,760	1,614	—
Annuity payments and contract charges	(11,244)	(7,054)	(83)	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(11,654)	(136)	138	—

Net annuitization activity	43,505	13,570	1,669	—

Net increase (decrease) from contract owner transactions	(14,004,788)	(12,325,745)	(58,418,167)	(66,965,689)

Total increase (decrease) in net assets	(16,599,924)	(5,136,599)	(80,624,594)	(3,401,716)

Net assets at beginning of year	64,836,183	69,972,782	387,084,303	390,486,019

Net assets at end of year	$48,236,259	$64,836,183	$306,459,709	$387,084,303

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MG1 Sub-Account		MF2 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(294,055)	$(2,504,170)	$594,615	$(358,230)
Net realized gains (losses)	(2,844,445)	(2,993,246)	(781,904)	(274,591)
Net change in unrealized appreciation/(depreciation)	(5,945,327)	15,012,512	(1,035,946)	731,375

Increase (decrease) in net assets from operations	(9,083,827)	9,515,096	(1,223,235)	98,554

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,324,312	294,412	3,810,791	3,708,170
Transfers between Sub-Accounts (including the Fixed Account), net	277,391	7,396,104	(9,800,389)	21,651,149
Withdrawals, surrenders, annuitizations and contract charges	(24,199,221)	(20,148,418)	(40,310,509)	(50,596,340)

Net accumulation activity	(22,597,518)	(12,457,902)	(46,300,107)	(25,237,021)

Annuitization Activity:
Annuitizations	4,791	—	112,619	169,715
Annuity payments and contract charges	(7,408)	(7,951)	(48,024)	(47,989)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	1,109	429	5,195	(8,655)

Net annuitization activity	(1,508)	(7,522)	69,790	113,071

Net increase (decrease) from contract owner transactions	(22,599,026)	(12,465,424)	(46,230,317)	(25,123,950)

Total increase (decrease) in net assets	(31,682,853)	(2,950,328)	(47,453,552)	(25,025,396)

Net assets at beginning of year	154,195,257	157,145,585	250,847,512	275,872,908

Net assets at end of year	$122,512,404	$154,195,257	$203,393,960	$250,847,512

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MG2 Sub-Account		MG3 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$90,855	$(420,221)	$(249,421)	$(164,935)
Net realized gains (losses)	(492,960)	(164,415)	1,474,002	643,068
Net change in unrealized appreciation/(depreciation)	(479,827)	352,772	(4,612,691)	3,005,887

Increase (decrease) in net assets from operations	(881,932)	(231,864)	(3,388,110)	3,484,020

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	878,858	604,017	525,266	362,286
Transfers between Sub-Accounts (including the Fixed Account), net	(1,820,563)	10,028,017	298,936	609,277
Withdrawals, surrenders, annuitizations and contract charges	(20,943,488)	(19,900,851)	(4,646,012)	(6,034,092)

Net accumulation activity	(21,885,193)	(9,268,817)	(3,821,810)	(5,062,529)

Annuitization Activity:
Annuitizations	—	—	43,835	—
Annuity payments and contract charges	(1,770)	(1,980)	(4,909)	(1,697)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	872	5,468	(11,758)	872

Net annuitization activity	(898)	3,488	27,168	(825)

Net increase (decrease) from contract owner transactions	(21,886,091)	(9,265,329)	(3,794,642)	(5,063,354)

Total increase (decrease) in net assets	(22,768,023)	(9,497,193)	(7,182,752)	(1,579,334)

Net assets at beginning of year	132,553,973	142,051,166	30,353,538	31,932,872

Net assets at end of year	$109,785,950	$132,553,973	$23,170,786	$30,353,538

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MG4 Sub-Account		MG6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(246,530)	$(175,339)	$2,835,220	$2,519,109
Net realized gains (losses)	1,221,931	130,545	97,587,976	88,132,563
Net change in unrealized appreciation/(depreciation)	(3,934,613)	3,285,492	(174,910,427)	108,545,306

Increase (decrease) in net assets from operations	(2,959,212)	3,240,698	(74,487,231)	199,196,978

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	253,805	95,016	14,418,888	4,654,240
Transfers between Sub-Accounts (including the Fixed Account), net	(211,073)	831,337	714,091	(21,150,057)
Withdrawals, surrenders, annuitizations and contract charges	(5,449,557)	(4,505,850)	(239,069,385)	(218,405,785)

Net accumulation activity	(5,406,825)	(3,579,497)	(223,936,406)	(234,901,602)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(144,951)	(94,395)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	123,493	117,290

Net annuitization activity	—	—	(21,458)	22,895

Net increase (decrease) from contract owner transactions	(5,406,825)	(3,579,497)	(223,957,864)	(234,878,707)

Total increase (decrease) in net assets	(8,366,037)	(338,799)	(298,445,095)	(35,681,729)

Net assets at beginning of year	29,079,628	29,418,427	1,554,414,108	1,590,095,837

Net assets at end of year	$20,713,591	$29,079,628	$1,255,969,013	$1,554,414,108

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	MG7 Sub-Account		V44 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(125,917)	$(84,791)	$(169,475)	$(122,606)
Net realized gains (losses)	1,480,850	1,152,841	2,699,341	630,876
Net change in unrealized appreciation/(depreciation)	(2,281,768)	135,277	(1,986,910)	1,811,472

Increase (decrease) in net assets from operations	(926,835)	1,203,327	542,956	2,319,742

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	97,720	17,470	267,843	1,864
Transfers between Sub-Accounts (including the Fixed Account), net	(63,135)	2,462,254	2,517,213	2,154,749
Withdrawals, surrenders, annuitizations and contract charges	(1,602,767)	(1,429,491)	(2,492,168)	(1,206,781)

Net accumulation activity	(1,568,182)	1,050,233	292,888	949,832

Annuitization Activity:
Annuitizations	—	—	1,548	—
Annuity payments and contract charges	—	—	(80)	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	130	—

Net annuitization activity	—	—	1,598	—

Net increase (decrease) from contract owner transactions	(1,568,182)	1,050,233	294,486	949,832

Total increase (decrease) in net assets	(2,495,017)	2,253,560	837,442	3,269,574

Net assets at beginning of year	9,790,084	7,536,524	8,875,409	5,605,835

Net assets at end of year	$7,295,067	$9,790,084	$9,712,851	$8,875,409

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	V43 Sub-Account		O19 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(114,330)	$(108,740)	$(258,238)	$(283,523)
Net realized gains (losses)	1,911,195	(699,667)	1,004,567	1,811,180
Net change in unrealized appreciation/(depreciation)	(1,092,481)	2,872,441	(1,648,774)	2,134,411

Increase (decrease) in net assets from operations	704,384	2,064,034	(902,445)	3,662,068

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	198,185	23,203	235,610	141,457
Transfers between Sub-Accounts (including the Fixed Account), net	338,264	(501,105)	329,120	(1,500,079)
Withdrawals, surrenders, annuitizations and contract charges	(1,602,340)	(1,219,696)	(2,931,831)	(3,126,231)

Net accumulation activity	(1,065,891)	(1,697,598)	(2,367,101)	(4,484,853)

Annuitization Activity:
Annuitizations	—	—	6,813	—
Annuity payments and contract charges	—	—	(2,940)	(3,999)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(6)	1,340

Net annuitization activity	—	—	3,867	(2,659)

Net increase (decrease) from contract owner transactions	(1,065,891)	(1,697,598)	(2,363,234)	(4,487,512)

Total increase (decrease) in net assets	(361,507)	366,436	(3,265,679)	(825,444)

Net assets at beginning of year	6,836,255	6,469,819	15,940,507	16,765,951

Net assets at end of year	$6,474,748	$6,836,255	$12,674,828	$15,940,507

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	O23 Sub-Account		O20 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$11,691	$7,186	$(171,036)	$(189,044)
Net realized gains (losses)	605,046	426,153	2,260,258	1,354,214
Net change in unrealized appreciation/(depreciation)	(1,416,845)	336,860	(4,600,790)	4,612,518

Increase (decrease) in net assets from operations	(800,108)	770,199	(2,511,568)	5,777,688

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	23,308	25,102	303,997	213,530
Transfers between Sub-Accounts (including the Fixed Account), net	63,821	1,620,559	1,423,490	(445,701)
Withdrawals, surrenders, annuitizations and contract charges	(987,227)	(1,402,462)	(4,321,877)	(3,932,500)

Net accumulation activity	(900,098)	243,199	(2,594,390)	(4,164,671)

Annuitization Activity:
Annuitizations	—	—	1,487	—
Annuity payments and contract charges	—	—	(77)	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	125	—

Net annuitization activity	—	—	1,535	—

Net increase (decrease) from contract owner transactions	(900,098)	243,199	(2,592,855)	(4,164,671)

Total increase (decrease) in net assets	(1,700,206)	1,013,398	(5,104,423)	1,613,017

Net assets at beginning of year	12,031,669	11,018,271	20,253,728	18,640,711

Net assets at end of year	$10,331,463	$12,031,669	$15,149,305	$20,253,728

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	O21 Sub-Account		O04 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(1,447,783)	$(1,378,242)	$(97,877)	$(74,311)
Net realized gains (losses)	32,978,412	33,671,527	898,069	767,254
Net change in unrealized appreciation/(depreciation)	(46,742,368)	(4,689,086)	(1,361,863)	53,493

Increase (decrease) in net assets from operations	(15,211,739)	27,604,199	(561,671)	746,436

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,154,271	2,442,343	252,734	80,396
Transfers between Sub-Accounts (including the Fixed Account), net	(2,412,025)	(8,619,362)	(173,868)	(595,493)
Withdrawals, surrenders, annuitizations and contract charges	(29,668,893)	(36,767,654)	(1,299,780)	(978,911)

Net accumulation activity	(28,926,647)	(42,944,673)	(1,220,914)	(1,494,008)

Annuitization Activity:
Annuitizations	49,875	100,980	—	—
Annuity payments and contract charges	(30,654)	(40,733)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(55,277)	(12,138)	—	—

Net annuitization activity	(36,056)	48,109	—	—

Net increase (decrease) from contract owner transactions	(28,962,703)	(42,896,564)	(1,220,914)	(1,494,008)

Total increase (decrease) in net assets	(44,174,442)	(15,292,365)	(1,782,585)	(747,572)

Net assets at beginning of year	189,799,968	205,092,333	6,344,911	7,092,483

Net assets at end of year	$145,625,526	$189,799,968	$4,562,326	$6,344,911

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	PH2 Sub-Account		P08 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(534)	$8,174	$258,016	$634,694
Net realized gains (losses)	53,650	(10,416)	(140,462)	(258,879)
Net change in unrealized appreciation/(depreciation)	(105,149)	88,394	(1,418,065)	1,954,562

Increase (decrease) in net assets from operations	(52,033)	86,152	(1,300,511)	2,330,377

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	103,255	9,391
Transfers between Sub-Accounts (including the Fixed Account), net	(32,214)	198,542	(657,106)	2,897,521
Withdrawals, surrenders, annuitizations and contract charges	(100,508)	(46,238)	(2,760,347)	(3,422,631)

Net accumulation activity	(132,722)	152,304	(3,314,198)	(515,719)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(132,722)	152,304	(3,314,198)	(515,719)

Total increase (decrease) in net assets	(184,755)	238,456	(4,614,709)	1,814,658

Net assets at beginning of year	552,210	313,754	21,100,589	19,285,931

Net assets at end of year	$367,455	$552,210	$16,485,880	$21,100,589

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	PC0 Sub-Account		P70 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$248,205	$580,273	$1,397	$32,269
Net realized gains (losses)	(205,493)	(155,222)	(29,631)	(75,331)
Net change in unrealized appreciation/(depreciation)	(1,304,321)	1,657,812	(22,724)	42,959

Increase (decrease) in net assets from operations	(1,261,609)	2,082,863	(50,958)	(103)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	70,367	47,052	—	13,238
Transfers between Sub-Accounts (including the Fixed Account), net	(374,351)	2,234,345	125	726
Withdrawals, surrenders, annuitizations and contract charges	(2,741,140)	(1,455,084)	(19,294)	(37,233)

Net accumulation activity	(3,045,124)	826,313	(19,169)	(23,269)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(3,045,124)	826,313	(19,169)	(23,269)

Total increase (decrease) in net assets	(4,306,733)	2,909,176	(70,127)	(23,372)

Net assets at beginning of year	20,084,264	17,175,088	350,533	373,905

Net assets at end of year	$15,777,531	$20,084,264	$280,406	$350,533

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	P10 Sub-Account		PK8 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$119,523	$3,007,508	$230,141	$380,365
Net realized gains (losses)	(4,215,017)	(5,263,966)	(495,524)	(334,070)
Net change in unrealized appreciation/(depreciation)	(124,679)	2,439,707	(369,777)	835,257

Increase (decrease) in net assets from operations	(4,220,173)	183,249	(635,160)	881,552

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	339,488	223,079	113,360	83,173
Transfers between Sub-Accounts (including the Fixed Account), net	(306,040)	2,972,093	(100,961)	(169,215)
Withdrawals, surrenders, annuitizations and contract charges	(4,946,357)	(5,031,798)	(2,177,283)	(1,912,229)

Net accumulation activity	(4,912,909)	(1,836,626)	(2,164,884)	(1,998,271)

Annuitization Activity:
Annuitizations	93,477	—	—	—
Annuity payments and contract charges	(10,785)	(130)	(2,653)	(1,428)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	109	174	1,682	1,423

Net annuitization activity	82,801	44	(971)	(5)

Net increase (decrease) from contract owner transactions	(4,830,108)	(1,836,582)	(2,165,855)	(1,998,276)

Total increase (decrease) in net assets	(9,050,281)	(1,653,333)	(2,801,015)	(1,116,724)

Net assets at beginning of year	31,374,446	33,027,779	10,501,720	11,618,444

Net assets at end of year	$22,324,165	$31,374,446	$7,700,705	$10,501,720

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	P20 Sub-Account		PD6 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$11,677	$14,902	$(44,260)	$2,534,298
Net realized gains (losses)	(10,855)	(2,435)	31,903,014	(2,456,912)
Net change in unrealized appreciation/(depreciation)	(33,408)	20,036	(61,692,049)	56,810,365

Increase (decrease) in net assets from operations	(32,586)	32,503	(29,833,295)	56,887,751

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	10,702	1,031	2,279,834	1,242,285
Transfers between Sub-Accounts (including the Fixed Account), net	(2,752)	157,850	(3,134,058)	(16,237,735)
Withdrawals, surrenders, annuitizations and contract charges	(77,582)	(36,387)	(67,876,727)	(61,009,557)

Net accumulation activity	(69,632)	122,494	(68,730,951)	(76,005,007)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(10,487)	(11,212)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(4,969)	4,942

Net annuitization activity	—	—	(15,456)	(6,270)

Net increase (decrease) from contract owner transactions	(69,632)	122,494	(68,746,407)	(76,011,277)

Total increase (decrease) in net assets	(102,218)	154,997	(98,579,702)	(19,123,526)

Net assets at beginning of year	525,044	370,047	479,172,954	498,296,480

Net assets at end of year	$422,826	$525,044	$380,593,252	$479,172,954

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	P06 Sub-Account		P07 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$309,757	$299,923	$1,296,639	$576,682
Net realized gains (losses)	(2,033,268)	(1,302,302)	(1,319,823)	(1,105,974)
Net change in unrealized appreciation/(depreciation)	185,992	1,856,393	(3,937,414)	6,321,993

Increase (decrease) in net assets from operations	(1,537,519)	854,014	(3,960,598)	5,792,701

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	467,193	451,718	2,700,980	1,995,967
Transfers between Sub-Accounts (including the Fixed Account), net	(939,489)	2,652,202	(4,717,636)	7,648,683
Withdrawals, surrenders, annuitizations and contract charges	(7,261,832)	(7,457,742)	(28,536,400)	(30,787,701)

Net accumulation activity	(7,734,128)	(4,353,822)	(30,553,056)	(21,143,051)

Annuitization Activity:
Annuitizations	84,107	—	148,343	67,294
Annuity payments and contract charges	(73,847)	(6,373)	(98,188)	(26,011)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(1,291)	112	(9,951)	23,767

Net annuitization activity	8,969	(6,261)	40,204	65,050

Net increase (decrease) from contract owner transactions	(7,725,159)	(4,360,083)	(30,512,852)	(21,078,001)

Total increase (decrease) in net assets	(9,262,678)	(3,506,069)	(34,473,450)	(15,285,300)

Net assets at beginning of year	42,776,207	46,282,276	173,975,506	189,260,806

Net assets at end of year	$33,513,529	$42,776,207	$139,502,056	$173,975,506

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	PI3 Sub-Account		P72 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(220,925)	$(349,739)	$(130,263)	$14,804
Net realized gains (losses)	574,464	17,623	1,276,193	1,098,491
Net change in unrealized appreciation/(depreciation)	(2,039,809)	1,452,009	(2,419,747)	1,183,356

Increase (decrease) in net assets from operations	(1,686,270)	1,119,893	(1,273,817)	2,296,651

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	35,327	80,239	205,600	(22,187)
Transfers between Sub-Accounts (including the Fixed Account), net	(329,434)	1,413,275	1,200,905	1,312,542
Withdrawals, surrenders, annuitizations and contract charges	(3,497,291)	(2,919,507)	(2,668,458)	(3,199,305)

Net accumulation activity	(3,791,398)	(1,425,993)	(1,261,953)	(1,908,950)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(3,791,398)	(1,425,993)	(1,261,953)	(1,908,950)

Total increase (decrease) in net assets	(5,477,668)	(306,100)	(2,535,770)	387,701

Net assets at beginning of year	20,655,019	20,961,119	14,599,911	14,212,210

Net assets at end of year	$15,177,351	$20,655,019	$12,064,141	$14,599,911

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

	W41 Sub-Account		W42 Sub-Account
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operations:
Net investment income (loss)	$(4,097)	$(4,818)	$(924)	$(873)
Net realized gains (losses)	10,307	15,704	523	7,539
Net change in unrealized appreciation/(depreciation)	(38,996)	59,629	432	1,455

Increase (decrease) in net assets from operations	(32,786)	70,515	31	8,121

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	2,303	7,585	313
Transfers between Sub-Accounts (including the Fixed Account), net	(4,884)	(20,146)	(1,043)	(1,314)
Withdrawals, surrenders, annuitizations and contract charges	(29,338)	(59,587)	(28,099)	(399)

Net accumulation activity	(34,222)	(77,430)	(21,557)	(1,400)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(34,222)	(77,430)	(21,557)	(1,400)

Total increase (decrease) in net assets	(67,008)	(6,915)	(21,526)	6,721

Net assets at beginning of year	303,816	310,731	52,910	46,189

Net assets at end of year	$236,808	$303,816	$31,384	$52,910

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2018

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account F (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Choice II contracts, Regatta Classic contracts, Regatta Extra contracts, Regatta Flex II contracts, Regatta Flex 4 contracts, Regatta Gold contracts, Regatta Platinum contracts, Masters Access contracts, Masters Choice contracts, Masters Choice II contracts, Masters Extra contracts, Masters Extra II contracts, Masters Flex contracts, Masters Flex II contracts, Masters I Share contracts, Masters IV contracts, Masters VII contracts, Masters Prime contracts (collectively the “Contracts”), and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub- Account	Previous Name	Effective Date
P13	Putnam VT Absolute Return 500 Fund Class IB	April 30, 2018
C89	Columbia Variable Portfolio - Loomis Sayles Growth Fund Class 1	May 1, 2018
C90	Columbia Variable Portfolio - Loomis Sayles Growth Fund Class 2	May 1, 2018
C58	Columbia Variable Portfolio - Select International Equity Fund Class 2	May 1, 2018
H24	Rational Dividend Capture VA Fund	November 1, 2018

There were no liquidated or merged Sub-Accounts during the current year.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
C59, C60, C58, C89, C90	April 29, 2016
M44, M40, M05, M44	August 11, 2014

A summary of Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years, is as follows:

Sub-Account	Year of First Activity
FFS	2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2018. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization

On the annuity commencement date, the contract’s accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of the reserve for variable annuities. Actual results could vary from the amounts derived from management’s estimates.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Subsequent events

Management has evaluated events subsequent to December 31, 2018 noting there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2018, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2018. There were no transfers between levels during the year ended December 31, 2018.

4. RELATED-PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks, the optional death benefit riders and optional living benefit riders are based on the average daily Variable Account assets and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. These charges are reflected in the Statements of Operations.

The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. At December 31, 2018, the deduction is at an effective annual rate as follows:

	Level	Level	Level	Level	Level	Level	Level	Level	Level
	1	2	3	4	5	6	7	8	9
Regatta	1.40%	—	—	—	—	—	—	—	—
Regatta Gold	1.25%	—	—	—	—	—	—	—	—
Regatta Classic	1.00%	—	—	—	—	—	—	—	—
Regatta Platinum	1.25%	—	—	—	—	—	—	—	—
Regatta Extra	1.30%	1.45%	1.55%	1.70%	—	—	—	—	—
Regatta Choice	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	—	—	—
Regatta Access	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	—	—	—
Regatta Flex 4	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	—	—	—
Regatta Flex II	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	—
Regatta Choice II	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	—	—
Masters Extra	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%	—
Masters Choice	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%	—
Masters Access	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	—	—	—
Masters Flex	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	—
Masters IV	1.25%	1.30%	1.35%	1.45%	1.50%	1.55%	1.60%	1.65%	1.75%
Masters VII	1.00%	1.05%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%	—
Masters Extra II	1.40%	1.80%	—	—	—	—	—	—	—
Masters Choice II	1.05%	1.30%	1.45%	—	—	—	—	—	—
Masters Flex II	1.30%	1.70%	—	—	—	—	—	—	—
Masters I Share	0.50%	—	—	—	—	—	—	—	—
Masters Prime	0.85%

Distribution and administrative expense charges

For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the Contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the average daily value of the contract invested in the Sub-Account attributable to Regatta, Masters VII, Masters Extra, Masters Extra II, Masters Choice and Masters Choice II, and at an effective annual rate of 0.20% of the average daily value of the contract invested in the Sub-Account attributable to Masters IV, Masters Access, Masters Flex, Masters Flex II and Masters Prime. There are no distribution charges associated with the other contracts listed in Note 1.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Distribution and administrative expense charges (Continued)

Additionally, for Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, Masters Choice II and Masters Prime contracts, an administrative expense charge is deducted from the assets of the Variable Account at an annual effective rate equal to 0.15% of the average daily Variable Account value. This charge is designed to reimburse the Sponsor for expenses incurred in administering the Contracts, the accounts and the Variable Account that are not covered by the annual account administration fee (“Account Fee”). Distribution and administrative expense charges are reflected in the Statements of Operations.

Administration charges (“Account Fee”)

Each year on the account anniversary date, an Account Fee equal to the lesser of $30 or 2% of the participant’s account value in the case of Regatta Gold, $30 in cash Masters Prime, $35 in the case of Regatta Extra and Regatta Platinum contracts, and $50 in the case of Regatta Choice, Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, and Masters Choice II contracts (after account year 5, the Account Fee for Regatta Gold, Regatta Platinum, Regatta Extra, and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. The Account Fee related to contracts in the accumulation phase is reflected in the Statements of Changes in Net Assets as part of “Withdrawals, surrenders, annuitizations, and contract charges” line item. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year and reflected under the line item “Annuity payments and contract charges” in the Statements of Changes in Net Assets.

Surrender charges

The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn will be deducted to cover certain expenses relating to the sale of Regatta, Regatta Gold, Regatta Flex 4, and Regatta Platinum contracts; 8% for Regatta Extra, Regatta Choice II, Regatta Flex II, Masters Choice, Masters Choice II, Masters Flex, Masters Flex II, Masters Extra, Masters Extra II, Masters IV, Masters VII, and Masters Prime; and for 7% for Regatta Choice if the contract holder requests a full withdrawal prior to reaching the pay-out phase. These charges are reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statements of Changes in Net Assets.

Optional living benefit rider charges (“Benefit Fee”)

Benefit Fee is charged for optional living benefit riders elected by the contract holder. The benefit fee is deducted from the related account value as highlighted in the following table.

	Single Life Quarterly Charge	Joint Life Quarterly Charge	Single Life Annual Charge	Joint Life Annual Charge
Secured Returns	0.1000%	N/A	0.40%	N/A
Secured Returns 2	0.1250%	N/A	0.50%	N/A
Secured Returns for Life	0.1250%	N/A	0.50%	N/A
Secured Returns for Life Plus	0.1250%	N/A	0.50%	N/A
Income on Demand	0.1625%	0.2125%	0.65%	0.85%
Income on Demand II	0.1625%	0.2125%	0.65%	0.85%
Retirement Asset Protector	0.1875%	N/A	0.75%	N/A
Retirement Income Escalator	0.1875%	0.2375%	0.75%	0.95%
Income Advisor	0.2250%	0.2750%	0.90%	1.10%
Income on Demand II Plus	0.2375%	0.2875%	0.95%	1.15%
Income on Demand II Escalator	0.2375%	0.2875%	0.95%	1.15%
Retirement Income Escalator II	0.2375%	0.2875%	0.95%	1.15%
Income Riser	0.2750%	0.3250%	1.10%	1.30%
Income on Demand III Escalator	0.2750%	0.3250%	1.10%	1.30%
Income Riser III	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer Plus	0.3125%	0.3625%	1.25%	1.45%

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Optional living benefit rider charges (“Benefit Fee”) (Continued)

Income Advisor was only available on Masters I Share contracts. Income Maximizer, Income Maximizer Plus, and Income Riser III were available on Masters Choice II contracts, Masters Extra II contracts, and Masters Flex II contracts. The remaining optional living benefits above were available on Masters Extra, Masters Choice, Masters Flex, and Masters Access contracts.

Secured Returns for Life and Secured Returns for Life Plus were the only optional living benefits available on Masters IV and Masters VII contracts.

Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income on Demand, and Retirement Asset Protector were the only optional living benefits available on Regatta Flex II and Regatta Choice II contracts.

Benefit Fee is reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statements of Changes in Net Assets

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction at the annuity commencement date. However, the Sponsor reserves the right to deduct such taxes when incurred.

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1987 and December 31, 1998 are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1999 and December 31, 2014 are calculated using the Annuity 2000 Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 2015 are calculated using the 2012 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of at least 3% or 4% per year. The Individual Annuitant Mortality Tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2018 were as follows:

	Purchases	Sales
AL1	$5,536,146	$10,748,393
AO5	5,243,431	17,811,270
AM2	1,069,356	1,178,294
A98	6,291,812	7,062,593
A74	3,949,820	3,278,922
B18	35,365,024	86,594,698
C71	13,057	22,785
C59	992	12,734
C60	4,609,721	18,245,266
C89	123,338	69,547
C90	1,815,040	5,781,263
C58	957,408	1,178,128
FD7	21,551,084	27,015,280
F24	28,017,385	45,787,280
F88	222,318	487,023
FB9	1,403,068	2,732,848
F15	1,844,672	4,550,019
F41	18,952,506	24,398,779
FE3	35,271,938	52,825,787
T21	4,182,537	5,692,670
T20	11,939,902	17,840,199
FE6	2,555,032	7,189,038
T59	945,901	1,539,719
F56	3,179,814	3,754,579
F59	7,101,051	20,656,614
FF0	167,546	487,459
F54	13,778,620	30,425,408
FG8	31,175	24,516
F53	7,259,244	8,670,579
FJ9	178,250	486,311
T28	1,298,180	4,221,642
FJ0	21,452	63,318
H24	98,768	431,567
H32	199,007	568,191
V35	1,807,456	2,884,938

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
V13	$7,432,491	$9,389,099
V11	15,378,539	24,604,621
AC1	576,184	654,633
J88	5,600,585	12,898,259
J94	5,690,388	3,892,453
L11	8,164,235	10,174,303
L18	6,441,480	7,071,523
L17	8,093,392	8,701,875
M07	27,973,610	55,466,626
M35	29,230,266	70,081,522
M31	14,520,910	21,884,611
M80	5,742,960	7,521,818
MF1	5,017,096	4,650,866
M41	7,698,132	9,461,756
M05	9,119,364	10,407,439
M42	10,064,275	14,219,272
M89	33,976,957	123,243,819
M82	20,217,519	34,195,580
M44	3,387,873	17,962,746
M40	4,397,441	17,588,958
M83	30,877,082	47,189,972
M08	17,804,686	30,943,834
MB6	31,895,906	46,043,232
MB7	9,776,146	15,494,298
MC0	3,936,900	8,418,661
MA0	17,722,158	41,686,613
MC2	14,536,485	17,637,367
MC1	12,182,393	11,454,406
MC3	1,066,787	3,815,211
MA1	3,520,195	5,766,308
MC4	402,037	1,720,010
MC5	151,801	341,433
MC6	4,481,988	9,477,271
MC7	270,546	835,821
MC8	7,326,097	14,520,413
MC9	840,805	1,695,544
MD0	3,694,163	7,006,477
M92	39,182,939	119,408,539
M96	7,917,052	16,603,571
MD2	15,117,576	46,970,277
MA6	6,798,763	11,007,271
MA3	4,500,566	11,224,158
M97	6,097,957	6,858,377
MD5	4,429,804	5,075,755
M98	2,460,810	7,136,352
M93	7,867,067	19,477,214
MD6	25,302,943	52,388,901
MB3	3,421,960	8,195,605
MD8	16,956,508	24,060,469

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MD9	$51,992,629	$67,768,735
ME2	1,552,147	3,085,370
ME3	5,882,334	9,746,046
MA5	3,012,614	4,341,576
MA7	435,265	969,717
ME4	2,511,248	4,202,490
MA2	484,145	984,140
MF3	13,015,645	20,071,939
MF5	38,129,668	102,084,837
MF6	230,366	555,580
MF7	6,540,712	18,935,585
MF9	41,563,435	77,561,934
MG1	13,937,125	36,829,912
MF2	12,444,897	58,085,423
MG2	10,198,222	31,993,744
MG3	4,045,776	6,350,127
MG4	4,305,220	8,395,238
MG6	123,416,475	277,470,425
MG7	2,965,021	3,301,059
V44	6,242,156	4,218,046
V43	4,191,536	3,961,494
O19	2,992,341	4,509,455
O23	1,016,625	1,631,800
O20	4,738,980	6,172,832
O21	23,659,571	38,601,345
O04	1,313,072	1,910,929
PH2	111,788	183,387
P08	2,284,165	5,340,306
PC0	1,444,182	4,241,101
P70	34,556	52,328
P10	2,738,386	7,448,758
PK8	1,176,903	3,113,042
P20	48,266	106,221
PD6	46,452,705	83,649,443
P06	2,953,063	10,368,411
P07	14,411,410	41,819,685
PI3	1,983,855	5,254,097
P72	3,708,864	4,474,335
W41	62,017	70,820
W42	21,432	30,759

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2018 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AL1	134,287	701,601	(567,314)
AO5	407,618	1,441,950	(1,034,332)
AM2	128,144	129,296	(1,152)
A98	871,819	884,210	(12,391)
A74	149,898	147,574	2,324
B18	1,231,342	5,269,642	(4,038,300)
C71	416	968	(552)
C59	114	891	(777)
C60	454,897	1,327,459	(872,562)
C89	8,527	4,624	3,903
C90	156,981	412,517	(255,536)
C58	76,713	97,028	(20,315)
FD7	982,399	1,562,785	(580,386)
F24	895,837	2,376,468	(1,480,631)
F88	7,867	28,681	(20,814)
FB9	43,351	153,012	(109,661)
F15	63,035	260,091	(197,056)
F41	626,702	1,178,590	(551,888)
FE3	1,472,322	3,556,874	(2,084,552)
T21	299,988	374,858	(74,870)
T20	563,052	868,538	(305,486)
FE6	72,570	460,642	(388,072)
T59	94,388	142,878	(48,490)
F56	71,322	154,939	(83,617)
F59	346,073	1,412,978	(1,066,905)
FF0	5,565	31,892	(26,327)
F54	329,682	1,238,796	(909,114)
FG8	1,135	1,419	(284)
F53	91,852	226,966	(135,114)
FJ9	2,748	22,566	(19,818)
T28	79,559	299,161	(219,602)
FJ0	1,357	5,240	(3,883)
H24	4,487	29,419	(24,932)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
H32	8,613	30,835	(22,222)
V35	58,249	147,202	(88,953)
V13	300,263	535,750	(235,487)
V11	670,395	1,410,942	(740,547)
AC1	36,589	43,536	(6,947)
J88	528,835	1,278,284	(749,449)
J94	191,191	180,266	10,925
L11	796,474	953,662	(157,188)
L18	73,517	259,662	(186,145)
L17	116,136	341,307	(225,171)
M07	1,017,977	4,394,642	(3,376,665)
M35	938,732	5,323,146	(4,384,414)
M31	273,952	747,122	(473,170)
M80	114,199	210,953	(96,754)
MF1	167,684	410,754	(243,070)
M41	156,462	352,700	(196,238)
M05	252,884	748,984	(496,100)
M42	317,335	795,571	(478,236)
M89	2,731,278	11,728,186	(8,996,908)
M82	369,532	1,772,430	(1,402,898)
M44	412,623	1,784,249	(1,371,626)
M40	414,598	1,640,484	(1,225,886)
M83	983,703	2,942,816	(1,959,113)
M08	721,408	1,911,360	(1,189,952)
MB6	386,031	1,483,882	(1,097,851)
MB7	153,914	522,021	(368,107)
MC0	129,282	391,368	(262,086)
MA0	952,795	2,486,450	(1,533,655)
MC2	164,101	607,307	(443,206)
MC1	408,647	542,129	(133,482)
MC3	47,432	127,574	(80,142)
MA1	246,139	357,663	(111,524)
MC4	27,201	96,068	(68,867)
MC5	10,836	23,469	(12,633)
MC6	61,221	271,361	(210,140)
MC7	9,837	29,634	(19,797)
MC8	132,346	581,321	(448,975)
MC9	24,493	73,970	(49,477)
MD0	71,539	239,434	(167,895)
M92	1,462,806	9,163,496	(7,700,690)
M96	407,761	924,658	(516,897)
MD2	1,069,015	3,758,310	(2,689,295)
MA6	224,162	462,718	(238,556)
MA3	143,235	541,740	(398,505)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
M97	133,066	281,803	(148,737)
MD5	202,504	318,935	(116,431)
M98	60,374	184,248	(123,874)
M93	440,732	1,111,294	(670,562)
MD6	2,075,854	3,958,183	(1,882,329)
MB3	59,492	304,184	(244,692)
MD8	1,757,546	2,374,027	(616,481)
MD9	6,585,723	8,239,542	(1,653,819)
ME2	47,370	146,234	(98,864)
ME3	250,936	442,784	(191,848)
MA5	124,684	223,983	(99,299)
MA7	16,025	51,680	(35,655)
ME4	115,844	280,690	(164,846)
MA2	11,323	30,964	(19,641)
MF3	339,420	976,609	(637,189)
MF5	892,881	6,128,409	(5,235,528)
MF6	5,085	19,378	(14,293)
MF7	310,004	1,049,062	(739,058)
MF9	796,483	3,343,563	(2,547,080)
MG1	1,225,399	3,112,952	(1,887,553)
MF2	1,232,615	5,867,500	(4,634,885)
MG2	1,208,275	3,433,369	(2,225,094)
MG3	124,496	297,934	(173,438)
MG4	151,319	399,938	(248,619)
MG6	2,597,158	13,982,208	(11,385,050)
MG7	66,290	120,707	(54,417)
V44	187,047	172,320	14,727
V43	140,270	186,545	(46,275)
O19	78,257	161,542	(83,285)
O23	66,883	152,836	(85,953)
O20	137,929	227,565	(89,636)
O21	361,949	1,397,427	(1,035,478)
O04	18,757	48,665	(29,908)
PH2	3,094	12,204	(9,110)
P08	124,585	345,680	(221,095)
PC0	88,861	346,030	(257,169)
P70	5,848	9,368	(3,520)
P10	527,137	1,360,136	(832,999)
PK8	47,732	121,934	(74,202)
P20	2,445	8,408	(5,963)
PD6	963,822	6,407,267	(5,443,445)
P06	175,093	676,852	(501,759)
P07	809,097	2,685,153	(1,876,056)
PI3	146,684	501,848	(355,164)
P72	143,060	194,936	(51,876)
W41	1,378	2,474	(1,096)
W42	307	1,173	(866)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2017 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AL1	201,244	774,871	(573,627)
AO5	435,609	1,557,568	(1,121,959)
AM2	69,063	257,963	(188,900)
A98	120,231	1,159,158	(1,038,927)
A74	403,403	330,956	72,447
B18	925,883	6,252,130	(5,326,247)
C71	153	988	(835)
C59	565	43,684	(43,119)
C60	329,968	1,729,693	(1,399,725)
C89	4,995	7,776	(2,781)
C90	210,208	749,228	(539,020)
C58	36,233	167,432	(131,199)
FD7	949,574	1,357,963	(408,389)
F24	517,152	2,678,268	(2,161,116)
F88	41,893	72,505	(30,612)
FB9	68,010	246,715	(178,705)
F15	49,422	387,749	(338,327)
F41	362,536	1,445,723	(1,083,187)
FE3	747,113	5,032,458	(4,285,345)
T21	86,084	741,726	(655,642)
T20	306,287	1,285,315	(979,028)
FE6	150,280	371,858	(221,578)
T59	188,740	200,917	(12,177)
F56	33,180	249,241	(216,061)
F59	409,565	1,400,365	(990,800)
FF0	8,889	26,354	(17,465)
F54	508,006	1,484,649	(976,643)
FG8	1,070	1,379	(309)
F53	126,291	272,860	(146,569)
FJ9	2,719	5,339	(2,620)
T28	167,686	403,093	(235,407)
FJ0	3,030	8,475	(5,445)
H24	10,187	24,585	(14,398)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
H32	2,190	34,500	(32,310)
V35	53,996	177,609	(123,613)
V13	311,808	640,616	(328,808)
V11	1,180,659	1,344,532	(163,873)
AC1	39,611	48,832	(9,221)
J88	1,195,432	1,172,559	22,873
J94	173,703	187,982	(14,279)
L11	555,634	1,299,041	(743,407)
L18	55,342	277,743	(222,401)
L17	190,202	326,756	(136,554)
M07	1,669,519	4,830,785	(3,161,266)
M35	1,065,798	6,024,806	(4,959,008)
M31	198,926	835,604	(636,678)
M80	102,499	287,719	(185,220)
MF1	159,399	436,155	(276,756)
M41	89,594	398,451	(308,857)
M05	283,084	858,649	(575,565)
M42	225,404	1,016,096	(790,692)
M89	5,097,748	8,942,668	(3,844,920)
M82	282,071	2,494,556	(2,212,485)
M44	560,480	2,183,355	(1,622,875)
M40	884,509	2,239,479	(1,354,970)
M83	1,220,164	4,350,047	(3,129,883)
M08	520,240	1,949,783	(1,429,543)
MB6	447,213	1,703,087	(1,255,874)
MB7	198,090	826,363	(628,273)
MC0	236,842	435,262	(198,420)
MA0	1,394,887	1,779,829	(384,942)
MC2	212,304	749,986	(537,682)
MC1	365,194	619,706	(254,512)
MC3	66,336	131,301	(64,965)
MA1	175,294	435,796	(260,502)
MC4	50,793	131,107	(80,314)
MC5	17,412	58,764	(41,352)
MC6	119,464	267,618	(148,154)
MC7	12,186	30,045	(17,859)
MC8	117,040	617,585	(500,545)
MC9	15,371	97,530	(82,159)
MD0	97,233	335,806	(238,573)
M92	1,762,851	8,306,295	(6,543,444)
M96	573,051	883,017	(309,966)
MD2	1,662,524	3,532,249	(1,869,725)
MA6	225,867	438,194	(212,327)
MA3	216,437	612,494	(396,057)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
M97	125,888	363,124	(237,236)
MD5	189,172	371,615	(182,443)
M98	97,920	244,045	(146,125)
M93	375,190	2,102,753	(1,727,563)
MD6	615,090	2,698,976	(2,083,886)
MB3	85,635	361,177	(275,542)
MD8	1,820,395	2,172,667	(352,272)
MD9	7,966,460	11,557,986	(3,591,526)
ME2	41,430	215,766	(174,336)
ME3	159,766	764,300	(604,534)
MA5	140,063	258,432	(118,369)
MA7	30,196	126,353	(96,157)
ME4	136,786	300,293	(163,507)
MA2	4,196	7,222	(3,026)
MF3	375,450	988,024	(612,574)
MF5	1,582,642	8,465,443	(6,882,801)
MF6	25,930	39,890	(13,960)
MF7	294,808	975,561	(680,753)
MF9	1,348,736	4,531,827	(3,183,091)
MG1	1,265,493	2,297,200	(1,031,707)
MF2	3,418,575	5,902,607	(2,484,032)
MG2	1,708,527	2,644,406	(935,879)
MG3	154,685	401,966	(247,281)
MG4	165,674	342,510	(176,836)
MG6	2,354,432	15,068,612	(12,714,180)
MG7	169,461	120,684	48,777
V44	169,065	126,833	42,232
V43	70,496	176,362	(105,866)
O19	42,180	223,577	(181,397)
O23	163,610	145,252	18,358
O20	134,227	308,406	(174,179)
O21	370,361	2,008,360	(1,637,999)
O04	53,941	95,525	(41,584)
PH2	16,978	5,123	11,855
P08	360,933	387,511	(26,578)
PC0	294,046	219,869	74,177
P70	13,544	18,223	(4,679)
P10	1,012,730	1,316,720	(303,990)
PK8	38,019	104,807	(66,788)
P20	14,663	4,568	10,095
PD6	820,829	7,106,737	(6,285,908)
P06	305,626	583,678	(278,052)
P07	1,164,647	2,430,350	(1,265,703)
PI3	638,587	765,819	(127,232)
P72	286,211	375,328	(89,117)
W41	968	4,235	(3,267)
W42	16	74	(58)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,					For the years ended December 31,
						Investment
		Unit Value			Net	Income	Expense Ratio
	Units	lowest to highest[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
AL1
2018	2,724,315	$15.3649	to	$12.9921	$37,903,067	1.65%	0.65%	to	2.25%	(7.02%)	to	(8.51%)
2017	3,291,629	16.5251	to	14.2013	49,750,511	1.79	0.65	to	2.25	14.87	to	13.04
2016	3,865,256	14.3855	to	12.5630	51,387,951	1.79	0.65	to	2.25	3.76	to	2.09
2015	4,512,477	13.8637	to	12.3054	58,432,090	1.78	0.65	to	2.25	0.64	to	(0.99)
2014	4,964,287	13.7762	to	12.4279	64,503,559	2.37	0.65	to	2.25	6.41	to	4.70

AO5
2018	6,428,769	12.3054	to	10.6142	73,598,916	1.58	0.65	to	2.55	(7.95)	to	(9.71)
2017	7,463,101	13.3685	to	11.7555	93,739,200	1.77	0.65	to	2.55	13.58	to	11.43
2016	8,585,060	11.7699	to	10.5496	95,788,842	0.56	0.65	to	2.55	2.69	to	0.73
2015	9,592,149	11.4611	to	10.4731	105,174,303	0.59	0.65	to	2.55	(1.94)	to	(3.82)
2014	10,351,045	11.6881	to	10.8888	116,820,056	0.38	0.65	to	2.55	3.53	to	1.55

AM2
2018	523,391	8.4878	to	7.7730	4,303,059	0.42	1.35	to	2.15	(18.72)	to	(19.38)
2017	524,543	10.4423	to	9.6410	5,325,012	0.90	1.35	to	2.15	32.83	to	31.76
2016	713,443	7.8616	to	7.3171	5,466,235	—	1.35	to	2.15	(8.32)	to	(9.07)
2015	774,917	8.5754	to	8.0468	6,494,198	0.06	1.35	to	2.15	(3.50)	to	(4.28)
2014	904,264	8.8860	to	8.4064	7,870,546	—	1.35	to	2.15	(2.75)	to	(3.54)

A98
2018	4,082,299	6.8457	to	6.2693	26,841,883	1.07	1.30	to	2.10	(23.98)	to	(24.60)
2017	4,094,690	9.0054	to	8.1495	35,557,688	1.85	1.30	to	2.10	23.48	to	22.24
2016	5,133,617	7.2932	to	6.6668	36,247,936	1.05	1.30	to	2.30	(2.09)	to	(3.08)
2015	5,778,249	7.4488	to	6.8786	41,831,964	2.01	1.30	to	2.30	1.07	to	0.05
2014	7,415,069	7.3699	to	6.8755	53,322,213	3.22	1.30	to	2.30	(7.68)	to	(8.61)

A74
2018	598,129	20.0747	to	17.7721	11,122,134	0.22	0.65	to	2.30	(15.85)	to	(17.24)
2017	595,805	23.8553	to	21.4756	13,307,996	0.27	0.65	to	2.30	12.12	to	10.27
2016	523,358	21.2769	to	19.4750	10,562,629	0.42	0.65	to	2.30	23.98	to	21.92
2015	437,564	17.1614	to	15.9732	7,178,377	0.50	0.65	to	2.30	(6.31)	to	(7.86)
2014	516,702	18.3166	to	17.3365	9,178,175	0.47	0.65	to	2.30	8.24	to	6.44

B18
2018	25,781,054	13.1029	to	14.0473	390,316,328	0.81	0.65	to	2.35	(8.18)	to	(9.75)
2017	29,819,354	14.2705	to	15.5648	496,768,753	1.22	0.65	to	2.35	12.97	to	11.06
2016	35,145,601	12.6320	to	14.0152	523,480,827	1.15	0.65	to	2.35	3.13	to	1.37
2015	40,093,659	12.2486	to	13.8264	584,729,720	0.98	0.65	to	2.35	(1.64)	to	(3.33)
2014	45,691,749	12.4534	to	14.3024	684,040,864	2.09	0.65	to	2.35	1.27	to	(0.46)

C65[5]
2016	—	9.8054	to	12.3340	—	0.80	1.30	to	2.10	(4.24)	to	(4.49)
2015	513,806	10.2392	to	12.9140	6,857,974	0.28	1.30	to	2.10	(1.33)	to	(2.13)
2014	601,467	10.3774	to	13.1953	8,180,085	0.03	1.30	to	2.10	(6.33)	to	(7.09)

C61[6]
2016	—	17.1122	to	16.0816	—	—	1.35	to	1.90	(6.80)	to	(6.97)
2015	3,018	17.9633	to	17.7677	53,720	—	1.55	to	1.65	(3.28)	to	(13.42)
2014	2,622	17.7916			46,643	—	1.65				7.26

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
C62[7]
2016	—	$15.5095	to	$11.8811	$—	—	0.65%	to	2.30%	(6.66%)	to	(7.17%)
2015	5,635,627	16.6154	to	12.7981	76,304,541	—	0.65	to	2.30	0.60	to	(1.07)
2014	7,040,262	16.5163	to	12.9366	95,782,832	—	0.65	to	2.30	8.12	to	6.32

C63[8]
2014	—	—	to	—	1	0.04	1.65	to	1.75	7.62	to	7.51

C64[9]
2016	—	17.4651	to	14.6266	—	0.19	0.65	to	2.25	(0.66)	to	(1.19)
2015	1,572,715	17.5816	to	14.7239	24,527,188	—	0.65	to	2.30	1.22	to	(0.54)
2014	2,053,710	17.3704	to	14.8046	32,044,120	0.06	0.65	to	2.30	8.46	to	6.66

C71
2018	979	18.9315	to	18.4082	18,507	0.20	1.65	to	1.85	(19.52)	to	(19.69)
2017	1,531	23.8314	to	22.9200	35,534	0.33	1.65	to	1.85	12.23	to	11.89
2016	2,366	21.2353	to	20.4850	49,461	0.39	1.55	to	1.85	30.68	to	30.29
2015	2,127	16.2493	to	15.7231	34,255	0.56	1.55	to	1.85	(7.77)	to	(8.05)
2014	2,088	17.6183	to	17.0999	36,485	0.48	1.55	to	1.85	1.45	to	1.14

C59
2018	3,329	12.4742	to	12.3734	41,354	—	1.55	to	1.85	(5.43)	to	(5.72)
2017	4,106	13.2350	to	13.1127	54,028	—	1.55	to	1.85	26.41	to	25.72
2016	47,225	10.4695	to	10.5251	493,355	—	1.35	to	2.10	4.70	to	5.25

C60
2018	4,251,960	12.7053	to	12.2179	52,539,863	—	0.65	to	2.10	(4.76)	to	(6.15)
2017	5,124,522	13.3407	to	12.9747	67,191,797	—	0.65	to	2.10	27.01	to	24.92
2016	6,524,247	10.5036	to	10.3862	68,050,656	—	0.65	to	2.30	5.04	to	3.86

C89
2018	8,279	13.2139	to	13.0013	107,634	—	1.35	to	1.95	(3.72)	to	(4.30)
2017	4,376	13.7243	to	13.6550	59,794	—	1.35	to	1.65	31.24	to	30.85
2016	7,157	10.4571	to	10.4571	74,841	—	1.35	to	1.35	4.57	to	4.57

C90
2018	1,225,771	13.3747	to	12.8616	15,948,283	—	0.65	to	2.10	(3.29)	to	(4.70)
2017	1,481,307	13.8294	to	13.4615	20,174,133	—	0.65	to	2.10	31.83	to	29.72
2016	2,020,327	10.4906	to	10.3770	21,055,048	—	0.65	to	2.25	4.91	to	3.77

C58
2018	464,423	10.0185	to	9.8039	4,605,013	2.57	1.30	to	2.10	(17.90)	to	(18.56)
2017	484,738	12.2025	to	12.0386	5,875,958	1.89	1.30	to	2.10	25.54	to	24.53
2016	615,937	9.8447	to	9.6674	5,971,463	1.10	1.30	to	2.10	(1.55)	to	(3.33)

FD7
2018	5,648,699	17.6458	to	15.3970	93,952,498	1.26	0.65	to	2.25	(5.06)	to	(6.59)
2017	6,229,085	18.5872	to	16.4832	110,189,532	1.29	0.65	to	2.25	15.36	to	13.52
2016	6,637,474	16.1118	to	14.5197	102,788,152	1.13	0.65	to	2.25	6.28	to	4.57
2015	7,553,495	15.1593	to	14.3059	111,120,652	1.25	0.65	to	2.30	(0.29)	to	1.48
2014	7,801,320	15.2037	to	14.0970	116,145,981	1.32	0.65	to	2.30	9.30	to	7.49

F24
2018	7,364,127	21.1113	to	16.7628	133,455,014	0.43	0.65	to	2.35	(7.25)	to	(8.83)
2017	8,844,758	22.7613	to	18.3870	174,643,966	0.75	0.65	to	2.35	20.80	to	18.75
2016	11,005,874	18.8423	to	15.4835	181,782,257	0.58	0.65	to	2.35	7.03	to	5.20
2015	12,707,426	17.6047	to	14.7183	198,122,776	0.77	0.65	to	2.35	(0.24)	to	(1.94)
2014	14,500,339	17.6466	to	15.0102	228,891,089	0.69	0.65	to	2.35	10.93	to	9.03

F88
2018	156,217	15.8877	to	14.3697	2,352,321	1.34	1.35	to	2.10	(5.56)	to	(6.27)
2017	177,031	16.8227	to	15.3314	2,838,467	1.24	1.35	to	2.10	11.28	to	10.44
2016	207,643	15.1173	to	13.8816	3,001,549	1.27	1.35	to	2.10	3.81	to	3.02
2015	215,408	14.5625	to	13.4747	3,006,722	1.46	1.35	to	2.10	(1.87)	to	(2.62)
2014	266,873	14.8405	to	13.8371	3,823,400	1.13	1.35	to	2.10	2.80	to	2.02

FB9
2018	732,093	16.4691	to	14.5012	11,440,547	1.33	1.30	to	2.25	(6.52)	to	(7.41)
2017	841,754	17.6171	to	15.6620	14,133,977	1.18	1.30	to	2.25	13.31	to	12.24
2016	1,020,459	15.5472	to	13.9546	15,173,885	1.17	1.30	to	2.25	4.20	to	3.20
2015	1,266,991	14.9198	to	13.5217	18,207,001	1.50	1.30	to	2.25	(1.80)	to	(2.75)
2014	1,475,877	15.1933	to	13.9034	21,668,717	1.29	1.30	to	2.25	3.10	to	2.10

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
F15
2018	1,155,984	$16.5860	to	$14.5061	$18,320,292	1.21%	1.30%	to	2.30%	(7.30%)	to	(8.24%)
2017	1,353,040	17.8926	to	15.8083	23,206,885	1.20	1.30	to	2.30	14.76	to	13.61
2016	1,691,367	15.5919	to	13.9150	25,385,912	1.20	1.30	to	2.30	4.43	to	3.37
2015	2,026,917	14.9308	to	13.4614	29,229,313	1.53	1.30	to	2.30	(1.75)	to	(2.75)
2014	2,247,982	15.1973	to	13.8419	33,093,994	1.32	1.30	to	2.30	3.24	to	2.19

F41
2018	4,372,262	17.0599	to	16.3429	76,689,077	0.41	0.65	to	2.25	(15.33)	to	(16.69)
2017	4,924,150	20.1484	to	19.6170	103,099,597	0.48	0.65	to	2.25	19.76	to	17.85
2016	6,007,337	16.8246	to	15.6761	106,126,074	0.28	0.65	to	2.30	11.20	to	3.49
2015	7,301,226	15.1306	to	15.1469	117,171,457	0.24	0.65	to	2.30	(2.27)	to	(3.89)
2014	8,575,087	15.4818	to	15.8235	142,229,294	0.02	0.65	to	2.25	5.34	to	3.65

FE3
2018	16,366,264	13.3179	to	12.2318	223,656,663	2.11	0.65	to	2.55	(11.13)	to	(12.83)
2017	18,450,816	14.9865	to	14.0320	286,667,341	0.99	0.65	to	2.55	13.83	to	11.68
2016	22,736,161	13.1653	to	12.5649	313,290,374	0.53	0.65	to	2.55	4.49	to	2.49
2015	25,596,651	12.6001	to	12.2598	340,985,348	0.60	0.65	to	2.55	1.18	to	(0.76)
2014	30,072,823	12.4532	to	12.3532	399,793,906	2.65	0.65	to	2.55	(1.87)	to	(3.75)

T21
2018	1,493,950	14.4474	to	12.6351	20,434,049	0.86	1.30	to	2.30	(16.89)	to	(17.73)
2017	1,568,820	17.3842	to	15.3587	25,935,308	0.99	1.30	to	2.30	38.59	to	37.20
2016	2,224,462	12.5433	to	11.1941	26,654,823	0.83	1.30	to	2.30	15.92	to	14.74
2015	2,802,285	10.8211	to	9.7559	29,094,768	2.00	1.30	to	2.30	(20.65)	to	(21.45)
2014	2,741,208	13.6370	to	12.4206	36,027,868	1.53	1.30	to	2.30	(9.58)	to	(10.50)

T20
2018	4,384,314	15.1872	to	16.0195	77,842,413	2.62	1.30	to	2.50	(16.54)	to	(17.56)
2017	4,689,800	18.1981	to	19.4305	100,198,304	2.57	1.30	to	2.50	15.18	to	13.80
2016	5,668,828	15.7992	to	17.0744	105,713,504	2.01	1.30	to	2.50	5.78	to	4.50
2015	6,850,839	14.9357	to	18.1124	121,352,263	3.09	1.30	to	2.55	(7.71)	to	1.67
2014	7,743,487	16.1832	to	17.8155	149,297,405	1.89	1.30	to	2.55	(12.29)	to	(13.40)

FE6
2018	1,866,104	13.7288	to	12.0292	24,844,546	2.98	1.35	to	2.55	(10.87)	to	(11.95)
2017	2,254,176	15.4036	to	13.6620	33,745,241	2.69	1.35	to	2.55	10.47	to	9.15
2016	2,475,754	13.9431	to	12.5173	33,663,567	3.95	1.35	to	2.55	11.65	to	10.29
2015	3,088,382	12.4880	to	11.3489	37,738,539	2.79	1.35	to	2.55	(7.48)	to	(8.61)
2014	3,471,389	13.4975	to	12.4175	45,953,705	2.78	1.35	to	2.55	1.46	to	0.23

T59
2018	471,209	11.3537	to	9.8660	4,917,758	—	0.65	to	2.55	1.23	to	(0.70)
2017	519,699	11.2156	to	9.9355	5,415,144	—	0.65	to	2.55	1.10	to	(0.81)
2016	531,876	11.0934	to	10.0171	5,559,572	—	0.65	to	2.55	2.20	to	0.25
2015	620,029	10.8545	to	9.9925	6,420,065	7.82	0.65	to	2.55	(5.01)	to	(6.83)
2014	751,840	11.4273	to	10.7250	8,287,607	4.82	0.65	to	2.55	1.03	to	(0.90)

F56
2018	740,601	15.5885	to	18.3774	14,774,999	1.96	1.30	to	2.25	(15.96)	to	(16.77)
2017	824,218	18.5490	to	22.0791	19,669,139	1.63	1.30	to	2.25	16.97	to	15.85
2016	1,040,279	15.8582	to	19.0576	21,317,014	2.04	1.30	to	2.25	8.19	to	7.15
2015	1,224,047	14.6571	to	17.3044	23,282,566	2.58	1.30	to	2.25	(7.70)	to	(11.06)
2014	1,439,491	15.8804	to	19.4571	29,759,539	1.35	1.30	to	2.25	(4.08)	to	(5.00)

F59
2018	4,124,136	14.9993	to	12.8840	57,532,026	4.88	0.65	to	2.30	(4.93)	to	(6.51)
2017	5,191,041	15.7769	to	13.7804	76,940,338	4.16	0.65	to	2.30	8.96	to	7.17
2016	6,181,841	14.4793	to	12.8587	84,955,589	4.95	0.65	to	2.30	13.28	to	11.40
2015	7,202,924	12.7816	to	11.5427	88,276,667	4.65	0.65	to	2.30	(7.66)	to	(9.19)
2014	8,448,675	13.8417	to	12.7112	113,301,488	4.99	0.65	to	2.30	3.94	to	2.21

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
FF0
2018	130,886	$13.9607	to	$13.2072	$1,804,932	4.63%	1.35%	to	2.10%	(5.71%)	to	(6.42%)
2017	157,213	14.8062	to	14.1139	2,301,820	3.85	1.35	to	2.10	8.08	to	7.26
2016	174,678	13.6995	to	13.1580	2,367,221	4.61	1.35	to	2.10	12.33	to	11.48
2015	221,349	12.1956	to	11.8032	2,675,685	4.38	1.35	to	2.10	(8.40)	to	(9.10)
2014	234,493	13.3139	to	12.9843	3,101,054	4.73	1.35	to	2.10	3.11	to	2.33

F54
2018	5,410,743	16.8922	to	18.0108	118,801,510	2.29	0.65	to	2.55	(9.66)	to	(11.38)
2017	6,319,857	18.6985	to	20.3246	155,223,568	2.18	0.65	to	2.55	7.65	to	5.61
2016	7,296,500	17.3704	to	19.2457	168,372,832	1.98	0.65	to	2.55	15.30	to	13.10
2015	9,046,135	15.0650	to	17.0167	183,026,033	2.98	0.65	to	2.55	(5.55)	to	(7.36)
2014	10,057,494	15.9510	to	18.3689	217,645,971	1.96	0.65	to	2.55	6.43	to	4.39

FG8
2018	17,157	16.2532	to	15.4333	274,591	2.27	1.35	to	2.05	(10.39)	to	(11.02)
2017	17,441	18.1374	to	17.3450	312,227	2.13	1.35	to	2.05	6.80	to	6.05
2016	17,750	16.9831	to	16.3559	298,131	1.91	1.35	to	2.05	14.38	to	13.56
2015	19,752	14.8484	to	14.4022	290,680	2.95	1.35	to	2.05	(6.33)	to	(7.00)
2014	19,380	15.8522	to	15.4858	305,130	2.14	1.35	to	2.05	5.60	to	4.85

F53
2018	693,799	19.6805	to	26.3599	22,434,949	0.90	0.65	to	2.55	(13.45)	to	(15.10)
2017	828,913	22.7376	to	31.0472	31,372,808	0.52	0.65	to	2.55	9.93	to	7.85
2016	975,482	20.6828	to	28.7869	33,974,255	0.83	0.65	to	2.55	29.34	to	26.87
2015	1,241,308	15.9909	to	22.6902	33,770,572	0.63	0.65	to	2.55	(7.99)	to	(9.75)
2014	1,375,383	17.3794	to	25.1414	41,053,979	0.62	0.65	to	2.55	(0.08)	to	(1.99)

FJ9
2018	21,789	18.7476	to	17.8018	400,380	0.79	1.35	to	2.05	(14.19)	to	(14.79)
2017	41,607	21.8470	to	20.8925	899,453	0.44	1.35	to	2.05	9.08	to	8.31
2016	44,227	20.0288	to	19.2891	877,516	0.65	1.35	to	2.05	28.36	to	27.45
2015	52,597	15.6030	to	15.1342	813,592	0.53	1.35	to	2.05	(8.77)	to	(9.42)
2014	56,360	17.1026	to	16.7073	957,085	0.48	1.35	to	2.05	(0.88)	to	(1.58)

T28
2018	930,820	12.2867	to	12.8155	12,748,164	2.76	0.65	to	2.25	(2.77)	to	(4.34)
2017	1,150,422	12.6373	to	13.3963	16,389,786	2.97	0.65	to	2.25	3.88	to	2.22
2016	1,385,829	12.1651	to	13.1050	19,230,035	3.46	0.65	to	2.25	7.24	to	5.51
2015	1,632,712	11.3441	to	12.4205	21,339,869	6.56	0.65	to	2.25	(4.49)	to	(6.03)
2014	2,105,682	11.8779	to	13.2179	29,004,810	6.10	0.65	to	2.25	1.20	to	(0.43)

FJ0
2018	19,416	11.4511	to	10.8734	220,573	2.44	1.35	to	2.05	(3.56)	to	(4.24)
2017	23,299	11.8738	to	11.3549	274,294	2.49	1.35	to	2.05	3.06	to	2.33
2016	28,744	11.5214	to	11.0959	329,206	3.06	1.35	to	2.05	6.41	to	5.65
2015	33,869	11.3392	to	10.5022	364,463	5.99	0.65	to	2.05	(3.07)	to	(5.94)
2014	41,941	11.6988	to	11.1660	479,427	5.71	0.65	to	2.05	1.09	to	(0.33)

HBF[10]
2014	—	—	to	—	—	3.15	1.35	to	2.10	0.29	to	—

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
H24
2018	63,919	$13.6922	to	$12.8733	$858,394	3.63%	1.35%	to	1.90%	(5.86%)	to	(6.39%)
2017	88,851	14.5448	to	13.7514	1,272,105	3.12	1.35	to	1.90	(2.91)	to	(3.45)
2016	103,249	14.9810	to	14.2426	1,527,346	4.49	1.35	to	1.90	5.52	to	4.94
2015	135,046	14.1967	to	13.5725	1,892,317	3.96	1.35	to	1.90	(4.37)	to	(4.90)
2014	219,939	14.8447	to	14.2716	3,224,544	4.11	1.35	to	1.90	8.67	to	8.07

HVG[11]
2014	—	—	to	—	—	0.13	1.35	to	1.90	(3.00)	to	(3.20)

HVI[12]
2014	—	—	to	—	—	5.00	1.35	to	2.10	6.41	to	6.03

H27[13]
2015	—	9.6560	to	9.1381	—	1.75	1.35	to	2.10	3.03	to	2.89
2014	230,193	9.3724	to	8.8817	2,122,261	1.49	1.35	to	2.10	(7.95)	to	(8.65)

HVC[14]
2014	—	—	to	—	—	0.52	1.35	to	2.10	2.14	to	1.78

HVS[15]
2014	—	—	to	—	—	3.60	1.35	to	2.10	0.48	to	0.19

HRS[16]
2014	—	—	to	—	—	2.83	1.35	to	2.10	(2.24)	to	(2.52)

HVR[17]
2014	—	—	to	—	—	0.23	1.35	to	2.10	(1.42)	to	(1.70)

H32
2018	68,180	15.7616	to	14.4888	1,054,406	0.66	1.35	to	2.10	(8.44)	to	(9.13)
2017	90,402	17.2141	to	15.9449	1,530,826	0.52	1.35	to	2.10	15.94	to	15.07
2016	122,712	14.8475	to	13.8570	1,796,035	0.62	1.35	to	2.10	9.51	to	8.67
2015	157,815	13.5587	to	12.7511	2,112,682	0.52	1.35	to	2.10	(8.42)	to	(9.12)
2014	252,441	14.8054	to	14.0303	3,690,597	0.39	1.35	to	2.10	(3.39)	to	(4.12)

V35
2018	311,378	16.8049	to	15.4750	5,050,033	0.18	1.35	to	2.10	(14.05)	to	(14.70)
2017	400,331	19.5512	to	18.1415	7,594,507	0.58	1.35	to	2.10	8.21	to	7.39
2016	523,944	18.0681	to	15.3400	9,219,910	0.11	1.35	to	2.10	13.66	to	12.80
2015	658,892	15.8962	to	14.9758	10,234,351	0.01	1.35	to	2.10	(10.58)	to	(11.26)
2014	680,551	17.7777	to	16.8766	11,851,444	0.20	1.35	to	2.10	8.00	to	7.18

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
V13
2018	1,544,863	$20.1003	to	$13.7074	$23,624,426	1.36%	0.65%	to	2.55%	(12.94%)	to	(14.60%)
2017	1,780,350	23.0876	to	16.0509	31,650,617	1.95	0.65	to	2.55	16.81	to	14.60
2016	2,109,158	19.7645	to	14.0059	32,417,640	1.29	0.65	to	2.55	16.23	to	14.00
2015	2,533,709	17.0051	to	12.2855	33,829,593	1.58	0.65	to	2.55	(6.80)	to	(8.59)
2014	2,849,633	18.2467	to	13.4396	41,192,148	1.06	0.65	to	2.55	8.39	to	6.32

V11
2018	5,321,052	16.9917	to	15.5479	87,367,855	1.92	0.65	to	2.10	(10.32)	to	(11.62)
2017	6,061,599	18.9464	to	17.5930	112,135,840	1.47	0.65	to	2.10	10.06	to	8.47
2016	6,225,472	17.2143	to	16.2194	105,689,244	1.61	0.65	to	2.10	14.09	to	12.42
2015	7,299,418	15.0885	to	14.4270	109,646,517	2.17	0.65	to	2.10	(3.22)	to	(4.63)
2014	7,771,356	15.5903	to	15.1276	121,727,423	1.60	0.65	to	2.10	8.06	to	6.48

AC1
2018	193,849	12.8226	to	12.1304	2,426,299	1.77	1.35	to	2.10	(16.35)	to	(16.99)
2017	200,796	15.3295	to	14.6127	3,015,957	1.22	1.35	to	2.10	21.08	to	20.17
2016	210,017	12.6609	to	12.1604	2,613,067	1.15	1.35	to	2.10	(2.04)	to	(2.78)
2015	243,180	12.9242	to	12.5084	3,100,461	1.41	1.35	to	2.10	(3.93)	to	(4.66)
2014	147,542	13.4530	to	13.1200	1,963,336	1.56	1.35	to	2.10	(1.26)	to	(2.01)

J88
2018	3,741,153	10.9890	to	9.8743	38,269,637	2.30	0.65	to	2.10	(0.88)	to	(2.32)
2017	4,490,602	11.0863	to	9.9802	46,803,470	2.39	0.65	to	2.10	2.63	to	0.94
2016	4,467,729	10.8018	to	9.8869	45,830,587	2.50	0.65	to	2.30	1.17	to	(0.51)
2015	3,583,990	10.6765	to	10.0247	36,693,573	3.11	0.65	to	2.10	0.21	to	(1.25)
2014	3,478,537	10.6543	to	10.1520	35,919,894	3.62	0.65	to	2.10	4.03	to	2.51

J94
2018	606,692	22.7832	to	20.4724	12,883,908	0.62	0.65	to	2.10	(7.03)	to	(8.39)
2017	595,767	24.5064	to	22.3467	13,758,720	0.69	0.65	to	2.10	21.25	to	19.50
2016	610,046	20.2108	to	18.7003	11,727,631	0.71	0.65	to	2.10	9.97	to	8.37
2015	613,320	18.3776	to	17.2559	10,824,807	0.91	0.65	to	2.10	(0.06)	to	(1.52)
2014	754,490	18.3895	to	17.5229	13,476,661	0.76	0.65	to	2.10	12.87	to	11.22

L11
2018	3,351,309	9.1367	to	8.5174	30,828,463	1.85	0.65	to	2.35	(19.09)	to	(20.47)
2017	3,508,497	11.2922	to	10.7098	40,317,841	1.68	0.65	to	2.35	27.00	to	24.85
2016	4,251,904	8.8917	to	8.5784	38,857,707	1.00	0.65	to	2.35	19.99	to	17.94
2015	5,273,665	7.4101	to	7.2733	40,573,672	1.13	0.65	to	2.35	(20.58)	to	(21.94)
2014	5,256,172	9.3297	to	9.3172	51,420,479	1.67	0.65	to	2.35	(5.26)	to	(6.88)

L18
2018	834,547	20.1504	to	21.7574	20,439,006	—	0.65	to	2.50	(3.52)	to	(5.32)
2017	1,020,692	20.8862	to	22.9788	26,220,456	—	0.65	to	2.50	22.11	to	19.86
2016	1,243,093	17.1039	to	19.1710	26,470,868	—	0.65	to	2.50	0.58	to	(1.30)
2015	1,472,427	17.0061	to	19.4230	31,539,261	—	0.65	to	2.50	2.06	to	0.15
2014	1,659,082	16.6636	to	19.3930	35,208,118	—	0.65	to	2.50	5.38	to	3.42

L17
2018	1,358,769	18.5489	to	21.0581	31,371,127	1.43	0.65	to	2.30	(8.76)	to	(10.27)
2017	1,583,940	20.3289	to	23.4681	40,528,331	1.01	0.65	to	2.30	11.85	to	10.00
2016	1,720,494	18.1758	to	21.3338	39,783,024	1.08	0.65	to	2.30	14.99	to	13.08
2015	2,037,566	15.8061	to	18.8657	41,432,558	1.08	0.65	to	2.30	(4.07)	to	(5.66)
2014	2,349,562	16.4770	to	19.9986	50,345,227	0.42	0.65	to	2.30	6.44	to	4.68

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
M07
2018	23,372,110	$12.6662	to	$12.1847	$291,492,108	2.16%	1.15%	to	1.85%	(6.69%)	to	(7.36%)
2017	26,748,775	13.5747	to	13.1528	358,797,486	2.33	1.15	to	1.85	11.02	to	10.23
2016	29,910,041	12.2267	to	11.9316	362,343,544	2.88	1.15	to	1.85	7.85	to	7.08
2015	33,503,120	11.3363	to	11.1431	377,393,483	2.58	1.15	to	1.85	(1.50)	to	(2.21)
2014	37,045,959	11.5073	to	11.3954	428,275,096	1.85	1.15	to	1.85	7.25	to	6.49

M35
2018	23,179,177	12.8336	to	11.5711	281,998,243	1.94	0.65	to	2.55	(6.49)	to	(8.27)
2017	27,563,591	13.7237	to	12.6143	362,120,950	2.12	0.65	to	2.55	11.30	to	9.19
2016	32,522,599	12.3304	to	11.5526	387,743,049	2.61	0.65	to	2.55	8.11	to	6.04
2015	38,061,626	11.4057	to	10.8944	423,982,545	2.32	0.65	to	2.55	(1.23)	to	(3.11)
2014	45,098,328	11.5472	to	11.2447	513,985,416	1.67	0.65	to	2.55	7.53	to	5.48

M31
2018	4,316,157	15.3951	to	14.7254	128,977,969	0.09	1.00	to	1.85	1.64	to	0.77
2017	4,789,327	15.1470	to	14.6133	141,290,687	0.10	1.00	to	1.85	30.10	to	28.99
2016	5,426,005	11.6429	to	11.3291	123,629,170	0.04	1.00	to	1.85	1.42	to	0.55
2015	6,024,171	11.4800	to	11.2673	136,388,570	0.15	1.00	to	1.85	6.48	to	5.57
2014	6,588,507	10.7810	to	10.6729	142,083,425	0.10	1.00	to	1.85	7.86	to	6.93

M80
2018	581,940	24.4544	to	38.3992	18,852,039	—	0.65	to	2.25	1.74	to	0.11
2017	678,694	24.0356	to	38.3580	21,420,058	—	0.65	to	2.25	30.24	to	28.16
2016	863,914	18.4555	to	28.9819	21,240,396	—	0.65	to	2.30	1.51	to	(2.62)
2015	851,571	18.1802	to	29.7614	20,421,532	—	0.65	to	2.30	6.60	to	4.83
2014	947,342	17.0540	to	28.3893	21,392,555	—	0.65	to	2.30	7.98	to	6.18

MF1
2018	1,841,013	11.6216	to	10.1803	20,181,465	—	1.15	to	1.85	0.08	to	(0.64)
2017	2,084,083	11.6128	to	10.2460	22,916,943	0.12	1.15	to	1.85	25.56	to	24.66
2016	2,360,839	9.2491	to	8.2190	20,746,816	—	1.15	to	1.85	3.72	to	2.97
2015	2,692,372	8.9176	to	7.9820	22,872,751	—	1.15	to	1.85	3.42	to	2.68
2014	2,925,086	8.6063	to	7.7739	24,193,882	—	1.15	to	1.85	7.61	to	6.85

M41
2018	955,706	20.8824	to	24.8865	23,268,767	—	0.65	to	2.30	0.29	to	(1.37)
2017	1,151,944	15.3076	to	22.9447	28,534,920	—	1.15	to	2.30	25.23	to	23.72
2016	1,460,801	12.2240	to	18.5451	29,172,668	—	1.15	to	2.35	3.41	to	2.16
2015	1,724,133	11.8206	to	18.1534	33,576,678	—	1.15	to	2.35	3.23	to	1.98
2014	2,091,996	11.4506	to	17.8013	40,469,079	—	1.15	to	2.35	7.31	to	6.01

M05
2018	3,478,746	12.9696	to	12.4881	44,227,317	—	1.00	to	1.85	(2.47)	to	(3.30)
2017	3,974,846	13.2975	to	12.9145	52,059,415	—	1.00	to	1.85	25.39	to	24.33
2016	4,550,411	10.6045	to	10.3875	47,735,809	—	1.00	to	1.85	7.96	to	7.03
2015	5,274,363	9.8226	to	9.7048	51,473,702	—	1.00	to	1.85	(2.87)	to	(3.70)
2014	5,838,882	10.1124	to	10.0778	59,042,352	—	1.00	to	1.85	1.12	to	0.78

M42
2018	2,203,370	17.5893	to	15.6340	34,009,316	—	0.65	to	2.55	(2.36)	to	(4.22)
2017	2,681,606	18.0142	to	16.3232	42,999,861	—	0.65	to	2.55	25.51	to	23.14
2016	3,472,298	14.3524	to	13.2562	45,183,766	—	0.65	to	2.55	8.09	to	6.02
2015	4,234,433	13.2781	to	12.5030	51,679,700	—	0.65	to	2.55	(2.78)	to	(4.64)
2014	4,932,383	13.6580	to	13.1116	62,789,692	—	0.65	to	2.55	(8.10)	to	(9.85)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
M89
2018	41,255,653	$11.4207	to	$9.9244	$439,785,816	2.95%	0.65%	to	2.55%	(1.97%)	to	(3.84%)
2017	50,252,561	11.6505	to	10.3209	551,839,591	3.10	0.65	to	2.55	3.51	to	1.55
2016	54,097,481	11.2556	to	10.1637	579,337,780	3.20	0.65	to	2.55	3.33	to	1.36
2015	58,329,019	10.8924	to	10.0275	610,129,654	2.99	0.65	to	2.55	(1.23)	to	(3.12)
2014	67,490,902	11.0278	to	10.3501	721,401,282	2.69	0.65	to	2.55	4.93	to	2.93

M82
2018	6,292,487	18.4283	to	16.8461	108,924,665	0.44	0.65	to	2.10	(5.25)	to	(6.63)
2017	7,695,385	19.4490	to	18.0426	142,050,646	1.09	0.65	to	2.10	22.27	to	20.50
2016	9,907,870	15.9063	to	14.6264	151,167,809	0.51	0.65	to	2.30	7.78	to	4.42
2015	11,612,965	14.7576	to	14.0971	166,083,179	0.45	0.65	to	2.10	(0.12)	to	(1.58)
2014	13,506,075	14.7757	to	14.3235	195,371,707	0.56	0.65	to	2.10	9.22	to	7.63

M44
2018	8,893,730	10.7023	to	10.3685	94,027,310	1.09	1.15	to	1.85	(0.10)	to	(0.81)
2017	10,265,356	10.7128	to	10.4535	109,070,327	4.23	1.15	to	1.85	13.53	to	12.72
2016	11,888,231	9.4362	to	9.2738	111,519,024	3.84	1.15	to	1.85	10.20	to	9.41
2015	13,586,264	8.5625	to	8.4762	115,876,289	4.13	1.15	to	1.85	(15.49)	to	(16.10)
2014	15,431,730	10.1315	to	10.1029	157,354,271	2.07	1.15	to	1.85	1.32	to	1.03

M40
2018	4,706,962	10.6496	to	10.0500	48,720,378	0.83	1.00	to	2.30	(0.20)	to	(1.51)
2017	5,932,848	10.6711	to	10.2037	61,936,024	3.99	1.00	to	2.30	13.35	to	11.88
2016	7,287,818	9.4141	to	9.1202	67,546,731	3.56	1.00	to	2.30	10.12	to	8.68
2015	8,723,614	8.5486	to	8.3920	73,904,560	3.83	1.00	to	2.30	(15.61)	to	(16.72)
2014	9,602,330	10.1299	to	10.0768	97,018,095	1.93	1.00	to	2.30	1.30	to	0.77

M83
2018	14,114,772	12.2708	to	15.9337	203,900,118	1.52	1.15	to	2.50	(11.12)	to	(12.33)
2017	16,073,885	13.7996	to	18.1754	262,999,598	1.90	1.15	to	2.50	16.30	to	14.73
2016	19,203,768	11.8689	to	15.8414	272,478,586	2.08	1.15	to	2.50	12.79	to	11.24
2015	22,857,789	10.5228	to	14.8028	291,415,553	2.19	1.15	to	2.55	(1.87)	to	0.71
2014	26,443,285	10.7223	to	14.6986	348,288,933	1.87	1.15	to	2.55	7.22	to	7.69

M08
2018	6,444,994	17.5939	to	15.8843	99,305,473	1.29	0.65	to	2.30	(10.94)	to	(12.42)
2017	7,634,946	19.7556	to	18.0898	133,865,829	1.70	0.65	to	2.30	16.59	to	14.61
2016	9,064,489	16.9448	to	14.9209	137,624,810	1.86	0.65	to	2.50	13.04	to	5.53
2015	10,766,656	14.9906	to	14.1384	146,351,882	2.02	0.65	to	2.50	(1.58)	to	(3.41)
2014	13,001,674	15.2310	to	14.6377	182,060,917	3.15	0.65	to	2.50	9.49	to	7.45

MB6
2018	7,473,605	19.5217	to	17.7543	226,421,225	1.35	1.15	to	1.85	(8.80)	to	(9.45)
2017	8,571,456	21.1244	to	19.6069	285,143,459	1.49	1.15	to	1.85	19.38	to	18.54
2016	9,827,330	30.4722	to	16.5398	274,414,193	1.43	1.15	to	1.85	7.21	to	6.44
2015	11,089,198	28.4221	to	15.5391	290,589,545	1.57	1.15	to	1.85	(0.02)	to	(0.74)
2014	12,375,446	16.5128	to	15.6556	328,827,039	1.65	1.15	to	1.85	11.27	to	10.49

MB7
2018	2,169,101	22.9432	to	22.6747	55,602,465	1.12	1.00	to	2.50	(8.91)	to	(10.29)
2017	2,537,208	25.1886	to	25.2752	72,128,774	1.29	1.00	to	2.50	19.27	to	17.48
2016	3,165,481	21.1190	to	21.5140	76,171,922	1.25	1.00	to	2.50	7.09	to	5.47
2015	3,811,047	19.7201	to	21.0114	86,489,467	1.25	1.00	to	2.55	(0.14)	to	1.91
2014	4,582,347	19.7475	to	20.6168	105,320,011	1.38	1.00	to	2.55	11.16	to	9.42

MC0
2018	2,179,178	23.8130	to	20.3944	48,602,145	3.83	1.15	to	1.85	(4.11)	to	(4.80)
2017	2,441,264	23.6529	to	21.4218	57,018,142	3.71	1.15	to	1.85	5.17	to	4.43
2016	2,639,684	23.6109	to	20.5132	58,807,589	4.07	1.15	to	1.85	5.08	to	4.32
2015	2,988,943	22.4704	to	19.6641	63,529,911	3.96	1.15	to	1.85	(1.45)	to	(2.16)
2014	3,291,353	21.7244	to	20.0978	71,633,113	3.75	1.15	to	1.85	4.56	to	3.82

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MA0
2018	6,527,847	$12.5691	to	$14.0727	$114,567,450	3.56%	0.65%	to	2.30%	(3.94%)	to	(5.53%)
2017	8,061,502	13.0848	to	14.8968	148,735,679	3.48	0.65	to	2.30	5.42	to	3.69
2016	8,446,444	12.4116	to	14.0494	149,405,681	3.90	0.65	to	2.50	5.29	to	3.91
2015	9,138,528	11.7876	to	13.5201	155,094,085	3.78	0.65	to	2.50	(1.23)	to	(3.07)
2014	10,219,566	11.9341	to	13.9480	177,253,081	3.62	0.65	to	2.50	4.91	to	2.95

MC2
2018	3,277,605	34.3018	to	21.6637	87,496,028	0.67	1.15	to	1.85	(4.93)	to	(5.61)
2017	3,720,811	36.0812	to	22.9519	104,851,766	0.94	1.15	to	1.85	23.41	to	22.53
2016	4,258,493	29.2369	to	18.7314	97,617,989	0.76	1.15	to	1.85	10.11	to	9.32
2015	4,776,662	26.5525	to	17.1351	99,683,494	0.55	1.15	to	1.85	(1.34)	to	(2.05)
2014	5,346,167	19.1135	to	17.4945	113,882,760	0.80	1.15	to	1.85	10.10	to	9.32

MC1
2018	1,773,236	23.3905	to	18.0574	35,718,016	0.44	0.65	to	2.25	(4.69)	to	(6.23)
2017	1,906,718	24.5425	to	19.2561	40,697,930	0.69	0.65	to	2.25	23.70	to	21.73
2016	2,161,230	19.8405	to	15.8192	37,582,688	0.45	0.65	to	2.25	10.35	to	8.57
2015	2,594,573	17.9804	to	14.5707	41,219,748	0.30	0.65	to	2.25	(1.05)	to	(2.65)
2014	2,832,185	18.1715	to	14.9667	46,069,765	0.56	0.65	to	2.25	10.34	to	8.57

MC3
2018	554,697	28.1431	to	24.0378	15,397,927	0.34	1.00	to	1.85	(14.80)	to	(15.53)
2017	634,839	33.0334	to	28.4588	20,782,715	1.07	1.00	to	1.85	36.58	to	35.42
2016	699,804	24.1864	to	21.0156	16,866,599	0.62	1.00	to	1.85	8.27	to	7.34
2015	796,990	22.3385	to	19.5780	17,765,433	0.94	1.00	to	1.85	(13.76)	to	(14.51)
2014	918,587	25.9038	to	22.8996	24,006,037	0.64	1.00	to	1.85	(7.66)	to	(8.45)

MA1
2018	1,031,804	9.5190	to	12.4719	15,818,098	0.11	0.65	to	2.55	(14.69)	to	(16.32)
2017	1,143,328	11.1584	to	14.9044	20,721,186	0.87	0.65	to	2.55	36.77	to	34.18
2016	1,403,830	8.1584	to	11.1075	18,711,593	0.37	0.65	to	2.55	8.33	to	6.26
2015	1,637,155	7.5307	to	10.4527	20,171,751	0.58	0.65	to	2.55	(13.65)	to	(15.30)
2014	1,778,352	8.7212	to	12.3414	25,532,430	0.41	0.65	to	2.55	(7.59)	to	(9.36)

MC4
2018	491,260	17.0758	to	14.6479	8,788,957	0.96	1.00	to	1.85	(2.10)	to	(2.94)
2017	560,127	17.4420	to	15.0913	10,319,234	—	1.00	to	1.85	5.93	to	5.02
2016	640,441	16.4663	to	14.3695	11,249,055	—	1.00	to	1.85	(0.70)	to	(1.55)
2015	689,912	16.5821	to	14.5958	12,301,550	2.44	1.00	to	1.85	(4.62)	to	(5.44)
2014	777,868	17.3851	to	15.4352	14,774,648	0.53	1.00	to	1.85	(0.28)	to	(1.13)

MC5
2018	57,413	15.5555	to	13.7522	822,077	0.59	1.15	to	1.85	(2.46)	to	(3.15)
2017	70,046	15.9475	to	14.1990	1,030,360	—	1.15	to	1.85	5.49	to	4.75
2016	111,398	15.1182	to	13.5556	1,568,339	—	1.15	to	1.85	(1.15)	to	(1.85)
2015	110,442	15.2941	to	15.0234	1,583,099	2.55	1.15	to	2.05	(4.96)	to	(0.34)
2014	118,757	16.0931	to	15.0741	1,804,378	0.19	1.15	to	2.05	(0.67)	to	(1.57)

MC6
2018	1,208,296	39.3087	to	17.0605	41,358,792	0.50	1.15	to	1.85	(5.92)	to	(6.59)
2017	1,418,436	41.7825	to	18.2650	51,346,527	1.08	1.15	to	1.85	30.64	to	29.71
2016	1,566,590	31.9832	to	14.0815	43,506,302	0.58	1.15	to	1.85	4.86	to	4.11
2015	1,741,127	30.4997	to	13.5259	46,420,205	0.95	1.15	to	1.85	(2.66)	to	(3.36)
2014	1,877,836	14.3617	to	13.9964	52,631,162	0.50	1.15	to	1.85	3.12	to	2.39

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MC7
2018	66,578	$25.0026	to	$24.3194	$1,746,938	0.18%	1.15%	to	2.55%	(6.16%)	to	(7.48%)
2017	86,375	26.6434	to	26.2859	2,493,312	0.82	1.15	to	2.55	30.26	to	28.44
2016	104,234	20.4535	to	20.4656	2,325,270	0.35	1.15	to	2.55	4.63	to	3.15
2015	96,438	19.5480	to	19.8404	1,996,561	0.62	1.15	to	2.55	(2.95)	to	(4.33)
2014	108,002	20.1429	to	20.7381	2,299,179	0.19	1.15	to	2.55	2.86	to	1.40

MC8
2018	2,886,932	24.6202	to	12.2754	73,514,254	0.98	1.15	to	1.85	(9.87)	to	(10.52)
2017	3,335,907	27.3168	to	13.7182	93,561,955	1.55	1.15	to	1.85	24.09	to	23.21
2016	3,836,452	22.0136	to	11.1342	86,911,841	1.12	1.15	to	1.85	4.24	to	3.49
2015	4,325,426	21.1183	to	10.7590	93,596,211	1.26	1.15	to	1.85	(1.94)	to	(2.65)
2014	4,831,113	11.4495	to	11.0518	107,911,560	1.06	1.15	to	1.85	1.22	to	0.50

MC9
2018	237,401	17.6857	to	20.3047	4,525,231	0.69	1.10	to	2.10	(10.07)	to	(10.97)
2017	286,878	19.6652	to	24.0412	6,164,998	1.31	1.10	to	2.10	23.80	to	22.38
2016	369,037	15.8845	to	19.6450	6,490,047	0.81	1.10	to	2.25	4.05	to	2.84
2015	422,318	15.2657	to	19.1018	7,232,070	0.96	1.10	to	2.25	(2.18)	to	(3.32)
2014	486,816	15.6054	to	19.7568	8,587,086	0.75	1.10	to	2.25	1.03	to	(0.15)

MD0
2018	1,492,809	29.6796	to	18.5572	41,494,783	0.78	1.15	to	1.85	(5.60)	to	(6.27)
2017	1,660,704	31.4392	to	19.7991	49,219,805	3.09	1.15	to	1.85	9.57	to	8.79
2016	1,899,277	28.6923	to	18.1988	51,409,257	0.00	1.15	to	1.85	5.03	to	4.27
2015	2,118,016	27.3178	to	17.4528	54,757,714	5.17	1.15	to	1.85	(3.34)	to	(4.04)
2014	2,357,689	19.8453	to	18.1874	63,972,507	2.80	1.15	to	1.85	3.26	to	2.53

M92
2018	41,927,838	12.9584	to	11.3564	522,436,665	0.50	0.65	to	2.55	(5.42)	to	(7.23)
2017	49,628,528	13.7016	to	12.2413	660,187,553	2.90	0.65	to	2.55	9.87	to	7.79
2016	56,171,972	12.4709	to	11.3569	686,213,466	0.00	0.65	to	2.55	5.29	to	3.28
2015	61,825,683	11.8441	to	10.9963	724,423,931	4.89	0.65	to	2.55	(3.12)	to	(4.98)
2014	70,148,596	12.2261	to	11.5723	855,730,233	2.58	0.65	to	2.55	3.57	to	1.59

M96
2018	3,973,046	19.9272	to	15.1974	75,920,316	3.21	1.15	to	1.85	(0.68)	to	(1.39)
2017	4,489,943	17.2070	to	15.4120	86,941,433	3.10	1.15	to	1.85	1.05	to	0.34
2016	4,799,909	19.8527	to	15.3592	92,685,337	2.68	1.15	to	1.85	(0.11)	to	(0.83)
2015	5,257,120	19.8742	to	15.4874	102,055,769	2.73	1.15	to	1.85	(0.67)	to	(1.39)
2014	5,893,305	17.1661	to	15.7056	116,290,449	2.42	1.15	to	1.85	3.65	to	2.92

MD2
2018	12,122,983	10.6424	to	10.6537	154,081,038	2.92	0.65	to	2.50	(0.48)	to	(2.33)
2017	14,812,278	10.6942	to	10.9081	191,222,631	2.80	0.65	to	2.50	1.37	to	(0.51)
2016	16,682,003	10.5502	to	10.9635	214,602,842	2.37	0.65	to	2.50	0.02	to	(1.84)
2015	18,001,929	10.5479	to	11.2494	233,787,906	2.39	0.65	to	2.55	(0.40)	to	(0.96)
2014	20,566,508	10.5899	to	11.3580	271,002,756	2.18	0.65	to	2.55	3.99	to	2.00

MA6
2018	1,900,008	22.1072	to	18.9302	47,713,973	5.56	1.00	to	1.85	(4.05)	to	(4.87)
2017	2,138,564	23.0408	to	19.9002	56,471,575	6.41	1.00	to	1.85	5.62	to	4.73
2016	2,350,891	21.8140	to	19.0023	59,541,819	6.62	1.00	to	1.85	12.69	to	11.72
2015	2,734,375	19.3581	to	17.0090	61,795,969	6.84	1.00	to	1.85	(5.18)	to	(5.99)
2014	3,131,858	20.4147	to	18.0929	75,760,388	5.28	1.00	to	1.85	1.78	to	0.90

MA3
2018	1,798,423	11.9591	to	16.3168	36,323,910	5.31	0.65	to	2.50	(3.87)	to	(5.66)
2017	2,196,928	12.4407	to	17.2951	46,577,368	6.18	0.65	to	2.50	5.62	to	3.67
2016	2,592,985	11.7787	to	16.6825	52,755,833	6.38	0.65	to	2.50	12.91	to	10.80
2015	3,167,879	10.4323	to	15.9129	57,755,878	6.36	0.65	to	2.55	(5.04)	to	(0.91)
2014	3,662,907	10.9863	to	16.0598	71,238,179	4.98	0.65	to	2.55	1.87	to	(0.08)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
M97
2018	1,477,939	$21.5299	to	$18.7772	$33,622,626	1.00%	1.00%	to	1.85%	(9.93% )	to	(10.71% )
2017	1,626,676	23.9046	to	21.0285	41,434,975	1.35	1.00	to	1.85	31.32	to	30.20
2016	1,863,912	18.2037	to	16.1509	36,365,158	1.15	1.00	to	1.85	1.47	to	0.60
2015	2,078,687	17.9405	to	16.0552	40,049,140	1.55	1.00	to	1.85	(0.68)	to	(1.54)
2014	2,301,140	18.0638	to	16.3057	45,040,930	0.88	1.00	to	1.85	(5.93)	to	(6.74)

MD5
2018	962,074	14.0694	to	12.4231	15,071,974	0.80	0.65	to	2.10	(9.89)	to	(11.21)
2017	1,078,505	15.6143	to	13.9913	18,981,547	1.11	0.65	to	2.10	31.49	to	29.59
2016	1,260,948	11.8749	to	10.7967	16,974,565	0.88	0.65	to	2.10	1.49	to	0.01
2015	1,348,083	11.7007	to	10.7959	18,095,128	1.28	0.65	to	2.10	(0.55)	to	(2.00)
2014	1,551,892	11.7650	to	11.0160	21,003,226	0.64	0.65	to	2.10	(5.80)	to	(7.18)

M98
2018	1,074,993	45.2653	to	27.0771	38,478,624	1.09	1.15	to	1.85	(10.53)	to	(11.17)
2017	1,198,867	50.5904	to	30.4809	48,280,305	1.46	1.15	to	1.85	25.70	to	24.81
2016	1,344,992	40.2464	to	24.4224	43,324,841	1.33	1.15	to	1.85	2.87	to	2.13
2015	1,495,078	39.1244	to	23.9140	46,933,339	1.92	1.15	to	1.85	5.44	to	4.68
2014	1,587,611	24.9009	to	22.8449	47,933,176	1.92	1.15	to	1.85	0.18	to	(0.53)

M93
2018	5,081,903	18.3700	to	14.5970	81,180,035	0.89	0.65	to	2.25	(10.31)	to	(11.76)
2017	5,752,465	20.4825	to	16.5415	103,459,909	1.25	0.65	to	2.25	26.00	to	23.99
2016	7,480,028	16.2563	to	13.3412	107,609,241	1.11	0.65	to	2.25	3.17	to	1.51
2015	8,395,446	15.7574	to	13.1434	118,129,065	1.68	0.65	to	2.25	5.63	to	3.93
2014	9,980,826	14.9177	to	12.6466	134,170,592	1.71	0.65	to	2.25	0.48	to	(1.14)

MD6
2018	13,004,247	15.6292	to	14.4286	276,836,568	0.57	1.00	to	1.85	(0.20)	to	(1.06)
2017	14,886,576	15.6611	to	14.5830	318,872,497	0.64	1.00	to	1.85	27.15	to	26.06
2016	16,970,462	12.3173	to	11.5679	287,428,792	0.59	1.00	to	1.85	5.01	to	4.11
2015	19,246,726	11.7292	to	11.1109	311,395,276	0.49	1.00	to	1.85	(1.11)	to	(1.96)
2014	21,451,277	11.8614	to	11.3334	354,414,214	0.54	1.00	to	1.85	10.40	to	9.45

MB3
2018	1,313,651	22.6443	to	24.3110	30,935,440	0.33	1.00	to	2.30	(0.43)	to	(1.74)
2017	1,558,343	22.7430	to	24.5561	37,335,745	0.41	1.00	to	2.30	26.82	to	25.11
2016	1,833,885	17.9326	to	19.3889	34,998,962	0.37	1.00	to	2.50	4.78	to	4.10
2015	2,067,810	17.1139	to	18.6244	37,896,204	0.44	1.00	to	2.50	(1.33)	to	(2.83)
2014	2,375,862	17.3448	to	19.1662	44,673,723	0.27	1.00	to	2.50	10.12	to	8.45

MD8
2018	3,729,600	11.8621	to	9.1539	42,172,705	1.24	1.15	to	1.85	0.10	to	(0.62)
2017	4,346,081	11.8502	to	9.2106	49,280,656	0.29	1.15	to	1.85	(0.84)	to	(1.55)
2016	4,698,353	11.9508	to	9.3554	54,106,028	0.01	1.15	to	1.85	(1.13)	to	(1.84)
2015	5,440,048	12.0872	to	9.5310	63,450,866	—	1.15	to	1.85	(1.14)	to	(1.85)
2014	5,636,328	10.6572	to	9.7106	67,354,288	—	1.15	to	1.85	(1.15)	to	(1.85)

MD9
2018	13,539,953	9.7586	to	7.7780	120,800,340	1.24	0.65	to	2.55	0.60	to	(1.32)
2017	15,193,772	9.7005	to	7.8820	136,576,068	0.27	0.65	to	2.55	(0.36)	to	(2.25)
2016	18,785,298	9.7360	to	8.0637	170,982,388	0.01	0.65	to	2.55	(0.64)	to	(2.54)
2015	18,207,733	9.7989	to	8.3576	168,401,641	—	0.65	to	2.55	(0.65)	to	(1.57)
2014	20,418,070	9.8630	to	8.4905	191,840,751	—	0.65	to	2.55	(0.65)	to	(2.55)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
NWD[18]
2014	—	$—	to	$—	$—	—%	1.00%	to	1.85%	(9.19%)	to	(9.66%)

M1A19
2014	—	—	to	—	—	—	1.00	to	2.55	(9.33)	to	(10.19)

ME2
2018	1,042,465	25.5179	to	13.4252	17,993,248	1.45	1.15	to	1.85	(15.11)	to	(15.72)
2017	1,141,329	17.4281	to	15.9287	23,371,436	1.86	1.15	to	1.85	26.82	to	25.93
2016	1,315,665	23.6996	to	12.6486	21,301,442	1.57	1.15	to	1.85	(1.83)	to	(2.54)
2015	1,495,623	24.1416	to	12.9781	24,634,929	1.93	1.15	to	1.85	(3.08)	to	(3.78)
2014	1,702,999	14.4470	to	13.4876	29,016,513	1.83	1.15	to	1.85	(7.95)	to	(8.60)

ME3
2018	1,836,472	18.4314	to	17.9397	37,158,328	1.16	1.15	to	2.30	(15.31)	to	(16.29)
2017	2,028,320	21.7632	to	22.3708	48,795,329	1.56	1.15	to	2.30	26.44	to	24.98
2016	2,632,854	17.2127	to	16.9084	50,418,946	1.34	1.15	to	2.50	(2.05)	to	(2.03)
2015	2,946,172	17.5735	to	17.2595	57,887,140	1.69	1.15	to	2.50	(3.32)	to	(4.64)
2014	3,404,092	18.1773	to	18.0998	69,538,063	1.53	1.15	to	2.50	(8.23)	to	(9.48)

MA5
2018	1,231,924	21.1430	to	18.2429	24,401,310	3.97	1.15	to	1.85	(3.11)	to	(3.80)
2017	1,331,223	21.8216	to	18.9642	27,284,742	4.59	1.15	to	1.85	5.03	to	4.28
2016	1,449,592	20.7762	to	18.1852	28,360,544	3.06	1.15	to	1.85	7.01	to	6.24
2015	1,688,630	19.4153	to	17.1175	30,929,998	5.58	1.15	to	1.85	(2.97)	to	(3.67)
2014	1,940,309	19.3023	to	17.7693	37,074,483	3.23	1.15	to	1.85	2.09	to	1.36

MA7
2018	237,611	19.2064	to	16.0251	4,209,261	3.62	1.15	to	2.10	(3.24)	to	(4.16)
2017	273,266	19.8489	to	16.7212	5,014,013	4.47	1.15	to	2.10	4.67	to	3.68
2016	369,423	18.9631	to	16.1284	6,463,203	2.85	1.15	to	2.10	6.76	to	5.73
2015	378,492	17.7625	to	15.2539	6,242,579	5.56	1.15	to	2.10	(3.19)	to	(4.12)
2014	413,576	18.3474	to	15.9092	7,109,480	3.07	1.15	to	2.10	1.80	to	0.82

ME4
2018	1,220,819	13.9374	to	12.1950	16,422,089	—	1.15	to	1.85	0.57	to	(0.15)
2017	1,385,665	14.7855	to	12.2136	18,552,134	—	1.15	to	1.85	37.41	to	36.45
2016	1,549,172	10.7600	to	8.9511	15,195,193	—	1.15	to	1.85	7.46	to	6.68
2015	1,705,852	10.0145	to	8.3903	15,593,420	—	1.15	to	1.85	9.49	to	8.70
2014	1,904,773	8.5713	to	7.7188	16,061,741	—	1.15	to	1.85	9.44	to	8.66

MA2
2018	46,625	29.5533	to	28.1602	1,370,549	—	1.15	to	2.05	0.35	to	(0.56)
2017	66,266	29.4506	to	28.3191	1,893,319	—	1.15	to	2.05	37.06	to	35.83
2016	69,292	21.4868	to	20.8489	1,456,202	—	1.15	to	2.05	7.14	to	6.16
2015	75,216	20.0550	to	19.6383	1,480,354	—	1.15	to	2.05	9.26	to	8.27
2014	79,394	18.3552	to	18.1390	1,452,311	—	1.15	to	2.05	9.14	to	8.14

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
UTS[20]
2014	—	$—	to	$—	$—	5.57%	1.15%	to	1.85%	10.23%	to	9.76%

MFE[21]
2014	—	—	to	—	—	5.01	1.00	to	2.30	10.14	to	9.27

MVS[22]
2014	—	—	to	—	—	3.20	1.15	to	1.85	1.82	to	1.38

MV1[23]
2014	—	—	to	—	—	2.77	0.65	to	2.50	2.01	to	0.86

MF3
2018	2,805,821	22.4828	to	16.7318	50,559,537	0.58	0.65	to	2.30	(5.97)	to	(7.53)
2017	3,443,010	23.9106	to	18.0944	66,706,871	0.61	0.65	to	2.30	13.95	to	12.08
2016	4,055,584	20.9829	to	16.1445	69,692,673	0.92	0.65	to	2.30	19.80	to	17.81
2015	5,343,286	17.5150	to	13.7037	77,471,696	0.32	0.65	to	2.30	(5.00)	to	(6.58)
2014	6,334,776	18.4370	to	14.6688	97,745,208	0.69	0.65	to	2.30	6.34	to	4.58

MF5
2018	26,810,432	13.6551	to	14.0355	414,465,602	1.89	0.65	to	2.55	(3.56)	to	(5.40)
2017	32,045,960	14.1589	to	14.8364	518,959,227	1.86	0.65	to	2.55	10.52	to	8.42
2016	38,928,761	12.8118	to	13.6840	575,990,066	2.42	0.65	to	2.55	4.05	to	2.06
2015	45,325,104	12.3135	to	13.4082	650,867,979	2.85	0.65	to	2.55	(1.14)	to	(3.03)
2014	51,303,754	12.4549	to	13.8267	752,352,396	1.53	0.65	to	2.55	3.73	to	1.75

MF6
2018	62,209	28.1431	to	21.0070	1,644,682	4.07	1.35	to	2.55	(4.34)	to	(5.50)
2017	76,502	29.4215	to	22.2303	2,125,475	4.14	1.35	to	2.55	11.81	to	10.46
2016	90,462	26.3141	to	20.1245	2,257,599	2.55	1.35	to	2.55	6.48	to	5.19
2015	112,828	24.7122	to	19.1320	2,640,528	3.97	1.35	to	2.55	(0.62)	to	(1.82)
2014	126,247	24.8653	to	19.4876	3,002,660	2.16	1.35	to	2.55	14.06	to	12.67

MF7
2018	2,678,520	16.2765	to	15.9585	48,236,259	3.15	0.65	to	2.50	(3.97)	to	(5.75)
2017	3,417,578	16.9486	to	16.9319	64,836,183	3.34	0.65	to	2.50	12.33	to	10.26
2016	4,098,331	15.0877	to	15.3561	69,972,782	1.97	0.65	to	2.50	7.00	to	5.01
2015	4,791,411	14.1003	to	14.6231	77,277,420	3.27	0.65	to	2.50	(0.18)	to	(2.04)
2014	5,660,139	14.1263	to	14.9281	92,430,428	1.70	0.65	to	2.50	14.56	to	12.43

MF9
2018	14,628,661	16.8520	to	19.5785	306,459,709	1.53	0.65	to	2.30	(6.08)	to	(7.63)
2017	17,175,741	17.9426	to	21.1967	387,084,303	1.58	0.65	to	2.30	18.74	to	16.78
2016	20,358,832	15.1113	to	18.1505	390,486,019	2.45	0.65	to	2.30	6.24	to	4.48
2015	23,810,696	14.2233	to	17.3724	434,272,098	4.01	0.65	to	2.30	(0.35)	to	(2.01)
2014	27,011,031	14.2739	to	17.7287	499,182,175	1.40	0.65	to	2.30	4.35	to	2.62

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
MG1
2018	10,546,363	$10.7537	to	$10.8217	$122,512,404	1.41%	0.65%	to	2.30%	(5.32%)	to	(6.89%)
2017	12,433,916	11.3584	to	11.6227	154,195,257	—	0.65	to	2.30	7.29	to	5.52
2016	13,465,623	10.5868	to	11.0145	157,145,585	—	0.65	to	2.30	1.72	to	0.03
2015	14,182,033	10.4082	to	11.0116	164,263,639	0.40	0.65	to	2.30	(5.88)	to	(7.45)
2014	16,245,564	11.0586	to	11.8974	201,849,715	0.61	0.65	to	2.30	2.76	to	1.05

MF2
2018	20,371,715	10.4484	to	9.1557	203,393,960	1.99	1.30	to	2.50	(0.04)	to	(1.25)
2017	25,006,600	10.4531	to	9.2719	250,847,512	1.58	1.30	to	2.50	0.41	to	(0.79)
2016	27,490,632	10.4101	to	9.3462	275,872,908	1.35	1.30	to	2.50	0.36	to	(0.86)
2015	30,382,434	10.3725	to	9.4944	305,073,432	1.30	1.30	to	2.55	(0.83)	to	(0.99)
2014	36,736,454	10.4592	to	9.5891	373,635,108	1.25	1.30	to	2.55	(0.51)	to	(1.77)

MG2
2018	11,204,328	10.1434	to	9.3060	109,785,950	1.72	0.65	to	2.10	0.33	to	(1.13)
2017	13,429,422	10.1103	to	9.4127	132,553,973	1.32	0.65	to	2.10	0.79	to	(0.67)
2016	14,365,301	10.0311	to	9.4762	142,051,166	1.05	0.65	to	2.10	0.82	to	(0.65)
2015	16,047,854	9.9493	to	9.5382	158,937,215	1.04	0.65	to	2.10	(0.37)	to	(1.83)
2014	19,532,086	9.9867	to	9.7158	196,087,648	1.06	0.65	to	2.10	(0.17)	to	(1.62)

MG3
2018	1,245,032	19.5567	to	17.5199	23,170,786	0.87	1.30	to	2.30	(12.60)	to	(13.49)
2017	1,418,470	22.3771	to	20.2510	30,353,538	1.23	1.30	to	2.30	12.20	to	11.08
2016	1,665,751	19.9432	to	18.2309	31,932,872	0.86	1.30	to	2.30	14.47	to	13.31
2015	2,078,651	17.4222	to	16.0893	34,980,102	0.93	1.30	to	2.30	(3.60)	to	(4.57)
2014	2,458,735	18.0722	to	16.8605	43,133,660	0.97	1.30	to	2.30	8.93	to	7.83

MG4
2018	1,126,976	20.8908	to	17.4300	20,713,591	0.66	0.65	to	2.10	(12.19)	to	(13.47)
2017	1,375,595	23.7913	to	20.1438	29,079,628	1.03	0.65	to	2.10	12.67	to	11.04
2016	1,552,431	21.1154	to	16.1967	29,418,427	0.67	0.65	to	2.15	15.01	to	1.59
2015	1,911,690	18.3596	to	15.9433	31,822,181	0.69	0.65	to	2.15	(3.29)	to	(4.75)
2014	2,084,776	18.9850	to	16.7971	36,217,594	0.76	0.65	to	2.10	9.45	to	7.85

MG6
2018	68,298,700	15.3192	to	17.5137	1,255,969,013	1.83	0.65	to	2.10	(4.75)	to	(6.14)
2017	79,683,750	16.0837	to	18.3989	1,554,414,108	1.78	0.65	to	2.10	14.49	to	12.66
2016	92,397,930	14.0486	to	16.3314	1,590,095,837	2.53	0.65	to	2.25	5.18	to	3.48
2015	102,938,721	13.3571	to	15.7817	1,700,470,142	3.65	0.65	to	2.25	(0.52)	to	(2.12)
2014	117,541,381	13.4270	to	16.1240	1,971,564,429	1.32	0.65	to	2.25	4.36	to	2.68

MG7
2018	315,136	19.9625	to	22.1766	7,295,067	0.25	0.65	to	2.10	(11.58)	to	(12.87)
2017	369,553	22.5770	to	25.4523	9,790,084	0.77	0.65	to	2.10	14.27	to	12.61
2016	320,776	19.7581	to	20.1485	7,536,524	0.64	0.65	to	2.25	25.91	to	11.84
2015	402,041	15.6921	to	18.2161	7,573,913	0.31	0.65	to	2.10	(3.53)	to	(4.94)
2014	460,623	16.2667	to	19.1628	9,081,918	0.28	0.65	to	2.10	2.52	to	1.02

V44
2018	394,577	26.5236	to	23.8336	9,712,851	—	0.65	to	2.10	6.60	to	5.04
2017	379,850	24.8821	to	22.4004	8,875,409	—	0.65	to	2.10	41.90	to	39.56
2016	337,618	17.5355	to	16.0506	5,605,835	—	0.65	to	2.30	(2.56)	to	(4.18)
2015	207,421	17.9962	to	16.7505	3,575,777	—	0.65	to	2.30	11.24	to	9.39
2014	217,510	16.1778	to	15.3122	3,398,500	—	0.65	to	2.30	5.40	to	3.65

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
V43
2018	315,995	$19.4551	to	$19.4736	$6,474,748	—%	0.65%	to	2.10%	9.81%	to	8.20%
2017	362,270	19.3957	to	17.9971	6,836,255	—	1.35	to	2.10	36.74	to	35.71
2016	468,136	14.1847	to	13.2616	6,469,819	—	1.35	to	2.10	(10.07)	to	(10.76)
2015	479,964	15.7736	to	14.8601	7,397,574	—	1.35	to	2.10	(7.26)	to	(7.96)
2014	611,449	17.0083	to	16.1461	10,179,165	—	1.35	to	2.10	0.47	to	(0.30)

O19
2018	513,394	20.3759	to	19.4884	12,674,828	—	1.30	to	2.35	(7.18)	to	(8.16)
2017	596,679	22.1306	to	21.2210	15,940,507	0.01	1.30	to	2.35	25.68	to	23.55
2016	778,076	16.9815	to	17.1754	16,765,951	0.12	0.65	to	2.35	(6.51)	to	(4.72)
2015	911,851	18.1646	to	18.0266	20,459,674	—	0.65	to	2.35	2.60	to	0.84
2014	1,118,112	17.7049	to	17.8763	24,702,393	0.18	0.65	to	2.35	14.38	to	12.42

O23
2018	1,046,363	10.2190	to	9.3377	10,331,463	1.76	1.35	to	2.10	(6.81)	to	(7.52)
2017	1,132,316	11.0263	to	10.0966	12,031,669	1.73	1.30	to	2.10	7.54	to	6.68
2016	1,113,958	10.3640	to	9.4228	11,018,271	2.12	1.30	to	2.10	4.72	to	2.76
2015	1,051,993	9.8973	to	9.1845	10,095,675	2.01	1.30	to	2.10	(0.74)	to	(1.55)
2014	1,279,424	9.9711	to	9.3554	12,392,996	1.78	1.30	to	2.10	6.61	to	5.75

O20
2018	653,189	17.7414	to	21.2107	15,149,305	0.76	0.65	to	2.25	(13.96)	to	(15.34)
2017	742,825	20.6196	to	25.0546	20,253,728	0.70	0.65	to	2.25	35.44	to	33.28
2016	917,004	15.2246	to	18.7989	18,640,711	0.79	0.65	to	2.25	(0.81)	to	(2.40)
2015	1,162,408	15.3483	to	18.6697	24,056,298	1.06	0.65	to	2.25	3.00	to	(1.78)
2014	1,381,266	14.9015	to	19.0074	28,038,218	0.87	0.65	to	2.25	1.39	to	(0.24)

O21
2018	5,849,961	22.1301	to	20.7688	145,625,526	0.91	1.30	to	2.50	(9.30)	to	(10.39)
2017	6,885,439	24.3981	to	23.1777	189,799,968	1.04	1.30	to	2.50	15.13	to	13.74
2016	8,523,438	21.1924	to	20.3773	205,092,333	0.86	1.30	to	2.50	9.85	to	8.52
2015	10,443,174	19.2919	to	18.9782	229,753,746	0.65	1.30	to	2.55	1.77	to	3.14
2014	13,047,751	18.9570	to	18.5676	283,142,011	0.58	1.30	to	2.55	8.97	to	7.59

O04
2018	133,222	36.8575	to	31.7147	4,562,326	0.06	1.35	to	2.25	(11.75)	to	(12.55)
2017	163,130	30.7748	to	36.2667	6,344,911	0.64	1.35	to	2.25	12.44	to	11.37
2016	204,714	27.3709	to	29.8788	7,092,483	0.25	1.30	to	2.25	16.14	to	15.02
2015	208,260	23.5667	to	28.3115	6,257,962	0.64	1.30	to	2.25	(7.31)	to	(7.24)
2014	240,139	25.4265	to	30.8428	7,829,293	0.63	1.30	to	2.25	10.20	to	9.14

PH2
2018	28,613	13.0736	to	12.5993	367,455	1.48	1.35	to	1.85	(11.95)	to	(12.40)
2017	37,723	14.8480	to	14.3363	552,210	3.35	1.35	to	1.85	21.34	to	20.67
2016	25,868	12.2369	to	11.4183	313,754	4.98	1.35	to	2.10	6.29	to	2.48
2015	17,585	11.5124	to	11.1420	200,218	5.36	1.35	to	2.10	(10.25)	to	8.04
2014	15,812	12.8266	to	12.5091	200,985	0.00	1.35	to	2.10	(0.46)	to	(1.21)

P08
2018	1,178,282	14.6475	to	12.9838	16,485,880	3.10	1.35	to	2.25	(6.69)	to	(7.53)
2017	1,399,377	15.6974	to	14.0418	21,100,589	4.65	1.35	to	2.25	12.02	to	11.01
2016	1,425,955	14.0135	to	12.6495	19,285,931	2.56	1.35	to	2.25	11.41	to	10.39
2015	1,618,473	12.5788	to	11.4590	19,696,479	2.92	1.35	to	2.25	(10.22)	to	(11.04)
2014	2,092,555	14.0101	to	12.8805	28,444,593	5.05	1.35	to	2.25	(0.88)	to	(1.79)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
PC0
2018	1,390,142	$12.1418	to	$10.9101	$15,777,531	2.96%	0.65%	to	2.10%	(6.06%)	to	(7.43%)
2017	1,647,311	12.9256	to	11.7862	20,084,264	4.59	0.65	to	2.10	12.64	to	11.01
2016	1,573,134	11.4748	to	10.6169	17,175,088	2.42	0.65	to	2.10	12.17	to	10.53
2015	1,909,115	10.2297	to	9.6051	18,751,715	2.84	0.65	to	2.10	(9.78)	to	(11.10)
2014	2,156,461	11.3384	to	10.8039	23,698,600	5.13	0.65	to	2.10	(0.20)	to	(1.65)

P70
2018	62,897	4.7559	to	4.2891	280,406	1.97	0.65	to	2.05	(14.76)	to	(15.96)
2017	66,417	5.5796	to	5.1038	350,533	10.69	0.65	to	2.05	1.39	to	(0.03)
2016	71,096	5.5293	to	5.1053	373,905	0.96	0.65	to	2.05	14.13	to	12.52
2015	95,997	4.8221	to	4.5374	446,503	4.02	0.65	to	2.05	(26.15)	to	(27.19)
2014	77,398	6.5292	to	6.2317	491,255	0.26	0.65	to	2.05	(19.15)	to	(20.29)

P10
2018	4,476,996	5.2941	to	4.5432	22,324,165	2.10	0.65	to	2.35	(14.69)	to	(16.15)
2017	5,309,995	6.2059	to	5.4182	31,374,446	11.24	0.65	to	2.35	1.49	to	(0.23)
2016	5,613,985	6.1148	to	5.4308	33,027,779	1.09	0.65	to	2.35	14.41	to	12.45
2015	7,094,528	5.3448	to	4.8295	36,847,209	4.54	0.65	to	2.35	(26.19)	to	(27.45)
2014	6,462,517	7.2412	to	6.6573	45,945,802	0.36	0.65	to	2.35	(18.96)	to	(20.34)

PK8
2018	278,892	12.5980	to	17.7675	7,700,705	4.12	0.65	to	2.55	(5.36)	to	(7.16)
2017	353,094	13.3109	to	19.1381	10,501,720	5.08	0.65	to	2.55	9.18	to	7.11
2016	419,882	12.1916	to	17.8672	11,618,444	5.26	0.65	to	2.55	12.61	to	10.45
2015	514,828	10.8266	to	16.1760	12,770,747	5.18	0.65	to	2.55	(2.88)	to	(4.74)
2014	664,024	11.1479	to	16.9809	17,205,673	5.23	0.65	to	2.55	0.86	to	(1.07)

P20
2018	36,604	11.7584	to	11.1236	422,826	4.02	1.35	to	2.10	(6.12)	to	(6.83)
2017	42,567	12.5246	to	11.9389	525,044	4.96	1.35	to	2.10	8.31	to	7.49
2016	32,472	11.5638	to	11.1066	370,047	5.17	1.35	to	2.10	11.70	to	10.85
2015	35,308	10.3522	to	10.0190	361,335	5.19	1.35	to	2.10	(3.66)	to	(4.40)
2014	39,674	10.7458	to	10.4797	422,707	5.08	1.35	to	2.10	0.05	to	(0.71)

PD6
2018	32,259,391	11.0943	to	11.0850	380,593,252	1.59	0.65	to	2.25	(6.23)	to	(7.73)
2017	37,702,836	11.8310	to	12.0142	479,172,954	2.10	0.65	to	2.25	13.26	to	11.45
2016	43,988,744	10.4463	to	10.7801	498,296,480	2.31	0.65	to	2.25	3.24	to	1.58
2015	49,587,168	10.1180	to	10.6122	549,137,374	1.58	0.65	to	2.25	(0.91)	to	(2.50)
2014	56,498,567	10.2107	to	10.8847	637,259,828	2.34	0.65	to	2.25	3.89	to	2.22

P06
2018	2,212,668	13.6804	to	13.7114	33,513,529	2.50	1.30	to	2.30	(3.48)	to	(4.45)
2017	2,714,427	14.1736	to	14.3506	42,776,207	2.37	1.30	to	2.30	2.32	to	1.29
2016	2,992,479	13.8527	to	14.0798	46,282,276	2.24	1.30	to	2.30	3.83	to	2.78
2015	3,448,066	13.3416	to	13.6990	51,516,094	3.70	1.30	to	2.30	(3.97)	to	(4.94)
2014	4,261,623	13.8932	to	14.5017	66,613,350	1.43	1.30	to	2.30	1.76	to	0.73

P07
2018	8,590,870	15.8193	to	13.2477	139,502,056	2.53	1.30	to	2.55	(1.83)	to	(3.06)
2017	10,466,926	16.1136	to	13.6664	173,975,506	2.02	1.30	to	2.55	3.56	to	2.26
2016	11,732,629	15.5594	to	13.3638	189,260,806	2.06	1.30	to	2.55	1.35	to	0.06
2015	12,782,699	15.3525	to	13.3552	204,323,414	4.63	1.30	to	2.55	(0.86)	to	(2.11)
2014	15,806,505	15.4850	to	13.6433	256,208,609	2.15	1.30	to	2.55	2.93	to	1.62

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
						Investment
					Net	Income	Expense Ratio
	Units	Unit Value[4]			Assets	Ratio[1]	lowest to highest[2]			Total Return[3]
PI3
2018	1,520,792	$10.7129	to	$9.6262	$15,177,351	0.40%	0.65%	to	2.10%	(8.44%)	to	(9.77%)
2017	1,875,956	11.7004	to	10.6690	20,655,019	—	0.65	to	2.10	6.29	to	4.75
2016	2,003,188	10.6047	to	10.1855	20,961,119	3.83	1.35	to	2.10	(0.66)	to	(1.42)
2015	2,146,145	10.6752	to	10.3318	22,655,392	0.09	1.35	to	2.10	(1.88)	to	(2.63)
2014	2,039,866	10.8800	to	10.6106	22,002,171	—	1.35	to	2.10	2.45	to	1.68

P72
2018	593,554	21.8856	to	19.0187	12,064,141	0.71	0.65	to	2.55	(9.09)	to	(10.82)
2017	645,430	24.0728	to	21.3263	14,599,911	1.74	0.65	to	2.55	18.00	to	15.77
2016	734,547	20.4002	to	18.4216	14,212,210	1.82	0.65	to	2.55	12.90	to	10.75
2015	915,560	17.5294	to	16.6341	15,831,203	1.42	1.35	to	2.55	(4.35)	to	(5.52)
2014	877,251	18.3270	to	17.6051	15,909,266	1.59	1.35	to	2.55	11.14	to	9.79

W41
2018	10,657	23.1626	to	20.9987	236,808	0.16	1.35	to	2.05	(13.60)	to	(14.21)
2017	11,753	26.8083	to	24.4767	303,816	0.16	1.35	to	2.05	24.97	to	24.09
2016	15,020	21.4519	to	19.7246	310,731	0.16	1.35	to	2.05	11.83	to	11.04
2015	17,210	19.1829	to	17.7642	319,237	0.01	1.35	to	2.05	(1.10)	to	(1.81)
2014	23,675	19.3972	to	18.0911	444,753	—	1.35	to	2.05	1.75	to	1.03

W42
2018	1,368	23.1836	to	21.9184	31,384	0.07	1.65	to	2.05	(3.09)	to	(3.48)
2017	2,234	23.9234	to	22.7093	52,910	—	1.65	to	2.05	17.62	to	17.15
2016	2,292	20.3397	to	15.6813	46,189	—	1.65	to	2.05	11.81	to	11.36
2015	4,229	18.1909	to	17.4081	75,099	—	1.65	to	2.05	(2.25)	to	(2.65)
2014	4,347	18.6096	to	17.8815	79,117	—	1.65	to	2.05	3.06	to	2.64

W46[24]
2016	—	11.5298	to	10.4698	—	0.48	0.65	to	2.55	2.57	to	1.93
2015	3,851,623	11.2410	to	10.2720	41,497,667	1.24	0.65	to	2.55	(0.52)	to	(2.42)
2014	3,836,516	11.2995	to	10.5269	41,913,262	1.36	0.65	to	2.55	4.90	to	2.90

[1]

Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

[2]

Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges and distribution charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

[3]

Ratio represents the total return for the year indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period using the unit value of the beginning period that corresponds to the lowest or highest ending period unit value disclosed. The total returns are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts.

[4]

The unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account. The unit values are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts. Some unit values may be outside of the range due to timing of the related Sub-Account level’s commencement date. Unit values of product pricing levels with zero units during the period are excluded when determining the range.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

[5]	Columbia Variable Portfolio - International Opportunities Fund - Class 2 Sub-Account (C65) merged into fund C58 on April 29, 2016.
[6]	Columbia Variable Portfolio - Large Cap Growth Fund II Class 1 Sub-Account (C61) merged into fund C59 on April 29, 2016.
[7]	Columbia Variable Portfolio - Large Cap Growth Fund II - Class 2 Sub-Account (C62) merged into fund C60 on April 29, 2016.
[8]	Columbia Variable Portfolio - Loomis Sayles Growth Fund II Class 1 Sub-Account (C63) merged into fund C89 on April 29, 2016.
[9]	Columbia Variable Portfolio- Loomis Sayles Growth Fund II Class 2 Sub-Account (C64) merged into fund C90 on April 29, 2016.
[10]	Huntington VA Balanced Fund Sub-Account (HBF) merged into fund MD9 on May 16, 2014.
[11]	Huntington VA Growth Fund Sub-Account (HVG) merged into fund MD8 on May 16, 2014.
[12]	Huntington VA Income Equity Fund Sub-Account (HVI) merged into fund H24 on June 20, 2014.
[13]	Huntington VA International Equity Sub-Account (H27) merged into fund MD9 on March 6, 2015.
[14]	Huntington VA Mid Corp America Fund Sub-Account (HVC) merged into fund H32 on June 20, 2014.
[15]	Huntington VA Mortgage Securities Fund Sub-Account (HVS) merged into fund MD9 on May 16, 2014.
[16]	Huntington VA Real Strategies Fund Sub-Account (HRS) merged into fund MD9 on May 16, 2014.
[17]	Huntington VA Rotating Markets Fund Sub-Account (HVR) merged into fund MD9 on May 16, 2014.
[18]	MFS VIT II New Discovery Portfolio Initial Class Sub-Account (NWD) merged into fund M05 on August 11, 2014.
[19]	MFS VIT II New Discovery Portfolio Service Class Sub-Account (M1A) merged into fund M42 on August 11, 2014.
[20]	MFS VIT II Utilities Portfolio Initial Class Sub-Account (UTS) merged into fund M44 on August 11, 2014.
[21]	MFS VIT II Utilities Portfolio Service Class Sub-Account (MFE) merged into fund M40 on August 11, 2014.
[22]	MFS VIT II Value Portfolio Initial Class Sub-Account (MVS) merged into fund M83 on August 11, 2014.
[23]	MFS VIT II Value Portfolio Service Class Sub-Account (MV1) merged into fund M08 on August 11, 2014.
[2][4]	Wells Fargo VT Total Return Bond Fund Class 2 Sub-Account (W46) merged into MD9 on April 29, 2016.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2018 and 2017 and for the Years

Ended December 31, 2018, 2017 and 2016

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

To the Board of Directors of

    Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2018 and 2017, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for the years ended December 31, 2018, 2017 and 2016.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for the years ended December 31, 2018, 2017 and 2016.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years ended December 31, 2018, 2017 and 2016, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP

April 25, 2019

Hartford, Connecticut

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2018 AND 2017 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2018	2017
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Bonds	$10,497,705	$8,089,119
Preferred stocks	566,677	174,641
Common stocks	592,218	551,243
Mortgage loans on real estate	544,207	491,362
Cash, cash equivalents and short-term investments	982,422	1,106,031
Contract loans	405,685	595,367
Derivatives	250,525	314,694
Other invested assets	451,955	777,825
Mortgage escrow funds	3,430	3,213
Receivables for securities	4,970	9,550
Investment income due and accrued	105,522	103,782
Amounts recoverable from reinsurers	17,199	3,446
Other amounts receivable under reinsurance contracts	5,435	5,445
Current federal and foreign income tax recoverable	23,865	54,178
Net deferred tax asset	83,265	87,558
Electronic data processing equipment and software	837	—
Receivables from parent, subsidiaries and affiliates	12,864	9,950
Cash value of company owned life insurance	—	74,774
Reinsurance deposit asset	1,051,960	861,444
Other assets	73,989	23,377

Total general account assets	15,674,730	13,336,999
SEPARATE ACCOUNT ASSETS	21,177,841	23,870,351

TOTAL ADMITTED ASSETS	$36,852,571	$37,207,350

See notes to the statutory financial statements.

3

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2018 AND 2017 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2018	2017
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$12,168,958	$10,087,846
Liability for deposit type contracts	475,872	464,401
Contract claims	31,574	32,274
Other amounts payable on reinsurance	13,315	6,484
Interest maintenance reserve	14,497	118,766
Commissions to agents due or accrued	15,770	12,567
General expenses due or accrued	61,193	54,162
Transfers from Separate Accounts due or accrued (net)	(252,664)	(421,403)
Remittances and items not allocated	38,084	25,180
Asset valuation reserve	71,674	93,754
Payable for securities	65,607	106,522
Funds held under reinsurance treaties with unauthorized and certified reinsurers	246,959	247,534
Funds held under coinsurance	1,052,175	861,444
Derivatives	77,319	44,259
Other liabilities	39,114	139,820

Total general account liabilities	14,119,447	11,873,610
SEPARATE ACCOUNT LIABILITIES	21,177,839	23,870,350

Total liabilities	35,297,286	35,743,960
CAPITAL STOCK AND SURPLUS
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	565,000	565,000
Gross paid in and contributed surplus	653,698	653,698
Unassigned funds	330,150	238,255

Total surplus	1,548,848	1,456,953

Total capital stock and surplus	1,555,285	1,463,390

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$36,852,571	$37,207,350

See notes to the statutory financial statements.

4

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016 (IN THOUSANDS)

	2018	2017	2016
INCOME:
Premiums and annuity considerations	$(10,314,071)	$2,033,394	$1,814,434
Considerations for supplementary contracts with life contingencies	41,368	31,253	28,598
Net investment income	719,167	204,701	171,895
Amortization of interest maintenance reserve	12,414	20,548	22,067
Commissions and expense allowances on reinsurance ceded	243,365	2,288	2,442
Reserve adjustments on reinsurance ceded	10,705,103	—	—
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	375,076	421,373	436,129
Change in cash value of company owned life insurance	3,513	6,877	1,109
Investment income (loss) on reinsurance deposit asset	19,592	(262,531)	(327,872)
Reinsurance experience refund	129,967	—	—
Other income	57,899	65,750	70,917

Total Income	1,993,393	2,523,653	2,219,719
BENEFITS AND EXPENSES:
Death benefits	123,612	132,771	128,678
Annuity benefits	267,802	588,661	588,881
Surrender benefits and withdrawals for life contracts	1,009,649	2,206,148	2,112,722
Interest and adjustments on contract or deposit-type contract funds	22,140	23,571	(38,729)
Payments on supplementary contracts with life contingencies	41,136	36,609	35,940
Increase in aggregate reserves for life and accident and health contracts	2,081,112	1,277,372	971,605

Total Benefits	3,545,451	4,265,132	3,799,097
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	152,103	133,038	118,388
Commissions and expense allowances on reinsurance assumed	123	112	121
General insurance expenses	219,357	236,239	228,521
Insurance taxes, licenses and fees, excluding federal income taxes	5,103	3,737	2,820
Net transfers from Separate Accounts net of reinsurance	(2,270,518)	(2,020,178)	(1,949,196)
Investment expense (income) on funds held	135,750	(288,371)	(178,151)
Other deductions	222	2,021	2,751

Total Benefits and Expenses	1,787,591	2,331,730	2,024,351
Net income from operations before federal income tax benefit and net realized capital gains (losses)	205,802	191,923	195,368
Federal income tax benefit, excluding tax on capital gains (losses)	(3,553)	(65,461)	(39,991)

Net income from operations after federal income taxes and before net realized capital gains	209,355	257,384	235,359
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	(10,566)	24,045	74,587

NET INCOME	$198,789	$281,429	$309,946

See notes to statutory financial statements.

5

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016 (IN THOUSANDS)

	2018	2017	2016
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,463,390	$1,635,897	$1,635,891
Net income	198,789	281,429	309,946
Change in net unrealized capital (losses) gains, net of deferred income tax	(105,877)	(95,725)	(155,105)
Change in net unrealized foreign exchange capital (losses) gains	(3,123)	(15,426)	(3,686)
Change in net deferred income tax	27,017	(89,076)	(68,842)
Change in nonadmitted assets	(16,961)	(3,784)	62,747
Change in asset valuation reserve	22,080	22,072	35,402
Dividends to stockholder	(157,384)	(235,358)	(300,000)
Prior period adjustment net of tax	—	—	(18,108)
Investment income (expense) on funds held—unrealized	127,354	(36,639)	137,652

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,555,285	$1,463,390	$1,635,897

See notes to statutory financial statements.

6

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016 (IN THOUSANDS)

	2018	2017	2016
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$2,735,182	$2,064,646	$1,843,032
Net investment income	593,150	522,677	430,578
Miscellaneous income	433,475	489,411	519,373

Total receipts	3,761,807	3,076,734	2,792,983
Benefits and loss related payments	(3,146,388)	(2,997,833)	(2,833,510)
Net transfers from Separate Accounts	2,083,619	2,221,156	1,971,722
Commissions, expenses paid and aggregate write-ins for deductions	(377,617)	(387,448)	(356,543)
Federal and foreign income taxes recovered (paid)	33,867	11,280	(20,405)

Total payments	(1,406,519)	(1,152,845)	(1,238,736)

Net cash from operations	2,355,288	1,923,889	1,554,247

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Bonds	3,963,764	7,792,594	13,130,777
Stocks	151,520	46,290	84,939
Mortgage loans	80,758	114,292	129,924
Other Invested Assets	60,752	3,587	89,713
Net gains or (losses) on cash, cash equivalents and short-term investments	1,079	(1,388)	89
Miscellaneous proceeds	51,913	—	—

Total investment proceeds	4,309,786	7,955,375	13,435,442
Cost of investments acquired (long-term only):
Bonds	(6,155,024)	(8,581,956)	(14,162,654)
Stocks	(349,366)	(208,860)	(81,889)
Mortgage loans	(131,649)	(229,405)	(118,719)
Other Invested Assets	(10,965)	(113,041)	(607,204)
Miscellaneous applications	(36,335)	(522,792)	(401,611)

Total investments acquired	(6,683,339)	(9,656,054)	(15,372,077)
Net decrease (increase) in contract loans and premium notes	23,436	23,591	11,876

Net cash from investments	(2,350,117)	(1,677,088)	(1,924,759)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Borrowed funds	—	—	(25,000)
Net deposits on deposit-type contracts and other liabilities	11,471	(2,899)	277,947
Dividends to stockholders	(157,384)	(235,358)	(300,000)
Other cash (used) provided	17,133	14,763	(36,134)

Net cash from financing and miscellaneous sources	(128,780)	(223,494)	(83,187)

Net change in cash, cash equivalents and short-term investments	(123,609)	23,307	(453,699)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,106,031	1,082,724	1,536,423

End of year	$982,422	$1,106,031	$1,082,724

SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES

	2018	2017	2016
Exchanges of bonds	$342,445	$191,862	$103,085
Transfer of other invested assets to bonds	—	134,445	—
Transfer of other invested assets to common stock	—	40	—
Modified coinsurance reserve adjustment—net (including premium, miscellaneous income and benefits)	10,705,103	—	—
Exchange of PPVUL policies for funding agreements	255,773	—	—
Transfer of other invested assets to preferred stocks	255,000	—	—
Transfer of bonds to preferred stocks	14,344	—	—
Transfer preferred stocks to bonds	18,620	—	—
Exchange of policy loans for bonds	166,220	—	—
Transfer of separate account MVA bonds to general account	99,864	—	—
Transfer of mortgage loan to bonds	—	—	117,601
See notes to statutory financial statements.

7

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”), is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct, wholly-owned subsidiary of Group One Thousand One, LLC (formerly known as Delaware Life Holdings, LLC, the “Parent”), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in New York as well as Rhode Island. The business of the Company and its subsidiaries includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products, and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life and disability insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements. DLNY cedes 100% of its net group life and disability insurance to a former affiliate.

BASIS OF PRESENTATION—ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practice prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There was no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, are carried at their audited net statutory equity value. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies (“LLCs”) and controlled partnerships, are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs and unearned premium reserves. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 14. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain

8

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

limitations on the admissibility of net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

The majority of derivatives are carried at fair value on both a GAAP and statutory basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

GOING CONCERN

There are no conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

9

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments, with the exception of money markets which are carried at fair value per SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short Term Investments, include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised, includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

Preferred Stocks, Common Stocks, and Other lnvested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries including LLC’s. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

10

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statements of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The asset valuation reserve (“AVR”) is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The interest maintenance reserve (“IMR”) is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and

11

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over-the-counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions. Derivatives are accounted for in accordance with SSAP No. 86, Derivatives.

Interest rate swaps are employed for duration matching purposes, and in replication transactions, which are used to hedge the guaranteed minimum living benefit offered in some of the Company’s variable annuity policies. Interest rate swaps are reported at fair value except those used in replication transactions which are reported at amortized cost. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity contracts. The interest credited on these products is based on the changes in the indices. Options are reported at fair value. Changes in fair value are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of the benefit payments. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

12

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

DEPOSIT TYPE CONTRACTS

Liabilities for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the realization of such DTAs. Refer to Note 14 for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being supported. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

Certain activity from the variable Separate Accounts is reflected in the Company’s financial statements as follows:

•	The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit,

13

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

guaranteed minimum income benefit, and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statements of Operations.

•

Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•

The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts. Refer to Note 16 for further discussion of the DRD.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective January 1, 2018, the NAIC adopted changes to SSAP No. 100, Fair Value, to allow net asset value per share as a practical expedient to fair value, either when specifically named in a SSAP or when specific conditions exist. The Company elected to early adopt this guidance in its 2017 reporting. The adoption of the revisions within SSAP No. 100 did not have a significant impact on the financial statements of the Company.

Effective December 31, 2017, the NAIC adopted changes to SSAP No. 26, Bonds. The changes include removing SVO-identified instruments from the definition of a bond and providing separate statutory accounting guidance for exchange-traded bond funds (“ETFs”). The Company has elected to use a documented systematic value measurement method for ETFs. Revisions also incorporate the definition of a security within the definition of a bond, and incorporate definitions for non-bond, fixed-income instruments. The adoption of the revisions within SSAP No. 26 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 35R, Guaranty Fund and Other Assessments, to require revisions to the discounting of long-term care guaranty fund assessments and related assets. The adoption of the revisions within SSAP No. 35R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 41R, Surplus Notes, to provide guidance on howto determine the measurement method for surplus notes. The adoption of the revisions within SSAP No. 41R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishment Liabilities, to provide accounting and reporting guidance for short sales. The adoption of the revisions within SSAP No. 103R did not have a significant impact on the financial statements of the Company.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. Below is a summary of significant transactions with affiliates and other related parties.

14

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

In October 2017, the Parent changed its name to Group One Thousand One, LLC from Delaware Life Holdings, LLC, and the name of the Company’s group, which is associated with NAIC Group Code No. 4794, was changed to Group One Thousand One from Delaware Life Holdings Group.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

Investments in Subsidiaries – Common Stocks

(In Thousands)
		Carrying Value
		December 31,
Entity Name	Type of Subsidiary	2018	2017
DLNY	Insurance	$366,354	$369,198
DL Reinsurance Company	Insurance	32,357	32,878
Delaware Life Reinsurance (U.S.) Corp.	Insurance	21,557	20,335
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$421,722	$423,865

The Company values Clarendon Insurance Agency, Inc. (“Clarendon”) as described in paragraph 8.b.ii of SSAP No. 97. At December 31, 2018 and 2017, the admitted amount was $1,454 thousand. The Company’s Sub-2 filing for Clarendon will be completed in accordance with SSAP No. 97.

Investments in Affiliates – Preferred Interests

In December 2018, DL Investment Holdings 2015-1, LLC (“DLIH 2015”) amended and restated its Limited Liability Company Agreement to restructure its membership interests and include an affiliate of the Company, DLHP II AH, LLC (“DLHP”), as a party to the agreement. As part of the restructuring, the Company received $255.0 million par value of Series A Preferred Units (non-voting interests) in exchange for the equity of DLIH 2015 that was held by the Company prior to the restructuring. The Series A Preferred Units pay a cumulative annual rate of 6% and are redeemable at the option of DLIH 2015. DLHP received 100% of the Series A Common Units (voting interests). The Company recorded an unrealized gain as a result of the restructuring equal to $98.0 million. The carrying value of the Series A Preferred Units as of December 31, 2018 was $255.0 million.

Investments in Affiliates – Other lnvested Assets

The Company owns controlling membership interests in the following limited liability companies: DL Investment DELRE Holdings 2009-1, LLC; IDF IX, LLC; IDF X, LLC; DL Service Holdings, LLC; DL Private Placement Investment Company I, LLC; Conway Capital, LLC; Clear Spring PC Holdings, LLC, Clear Spring Health Holdings, LLC, Ellendale Insurance Agency, LLC; DL Investment Holdings 2016-1, LLC; and DL Investment Holdings 2016-2, LLC. The value of certain of these limited liability companies without audited financial statements was non-admitted as of December 31, 2018 and December 31, 2017.

The Company contributed a total of $10.0 million of capital to DL Investment Holdings 2016 -1, LLC during 2017.

Effective January 2017, SeaBright Insurance Company (“SeaBright”), a Texas domestic property and casualty insurance company, became a controlled insurer of the Company through an indirect subsidiary, Clear Spring PC Acquisition Corp., a Delaware corporation, which in turn is wholly owned by the Company’s direct subsidiary, Clear Spring PC Holdings, LLC (“CSPCH”), a Delaware limited liability company. The Company is an 80% owner of CSPCH. During 2018, SeaBright’s name was changed to Clear Spring Property and Casualty Company (“CSP&C”).

15

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The Company invested a total of $48.8 million for the acquisition of CSP&C and for additional capital contributions during 2017.

In 2017, the Company organized Clear Spring Health Holdings, LLC(“CSHH”), a Delaware limited liability company, that was formed in connection with the group’s entry into the health benefits business. The Company contributed approximately $2.0 million to CSHH during 2017, which was then transferred to Clear Spring Health of Illinois, Inc. During 2018, the Company contributed $8.5 million to CSHH, of which $3.5 million was used to purchase Eon Health Plan LLC (“EHP”) and $5.0 million was transferred upon purchase as a capital contribution.

The Company values its investments in CSPCH and CSHH at $44.8 million and ($2.3) million, respectively, using the look-through approach.

The financial statements of CSPCH and its wholly-owned non-insurance subsidiary are not audited; therefore, the Company limited the value of CSPCH to 80% of the statutory value contained in the audited financial statements of CSPCH’s downstream insurance subsidiary, adjusted for unamortized goodwill in accordance with SSAP 97. All liabilities, commitments, contingencies, guarantees or obligations required to be recorded were considered by the Company in the determination of the carrying value.

The financials of CSHH and its wholly-owned non-insurance subsidiaries are also not audited; therefore, the Company limited the value of CSHH to the sum of the statutory values of CSHH’s insurance subsidiaries, modified to exclude accrued and unpaid capital contributions, and adjusted for any unamortized goodwill, liabilities, commitments, contingencies, guarantees or obligations required to be recorded in accordance with SSAP 97.

Dividends/Distributions

In December 2018, December 2017, and November 2016, the Company received ordinary dividends from DLNY in the amounts of $20.3 million, $40.4 million, and $17.2 million, respectively. In September 2018, DLIH 2015 distributed $15.0 million of capital back to the Company. In October 2018, the Company received an ordinary dividend of $2.9 million from DL Reinsurance Company (“DLRC”). In December 2018, Ellendale Insurance Agency, LLC paid a distribution in the amount of $20.0 million to the Company. Refer to Note 15 for a summary of dividends paid to the Parent.

Reinsurance-Related Agreements

The Company has two reinsurance agreements with DLRC. Under one agreement, the Company cedes certain risks associated with the Company’s variable annuity contracts and associated riders on a combination modified coinsurance and funds withheld coinsurance basis to DLRC (the “VA Treaty”). Under the second agreement, the Company cedes a quota share of certain risks associated with various fixed index annuity products and associated riders to DLRC (the “FIA Treaty”). The VA Treaty and the FIA Treaty transfer hedging risks to DLRC, but do not transfer insurance risks. Both treaties are accounted for using deposit accounting. As a result of the treaties between the Company and DLRC, certain gains (losses), previously accounted for as other changes in capital stock and surplus, net investment income (loss), and net realized capital gains (losses), are now accounted for as investment income (loss) on reinsurance deposit asset. During 2018 and 2017, there were changes in the hedging strategy by the Company and certain hedges were excluded or added from/to the two treaties. DLRC, as reinsurer, consented to these changes as required by the treaties.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses, realized gains and losses on dispositions of hedging instruments, and investment income or loss from hedging instruments. “Investment expense (income) on funds held” represents amounts paid or received on hedging instruments that were ceded under the treaties, and for 2017 and 2016, ceded realized gains and losses on dispositions of hedging instruments. Beginning in 2018, the ceded realized gains and losses were reported in “Net realized capital gains (losses)”. “Investment income (expense) on funds held – unrealized” represents the unrealized gain or loss for the period on

16

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

hedging instruments that has been ceded to DLRC. “Investment income (loss) on reinsurance deposit asset” represents the net gains and losses on all hedging instruments ceded under the treaties.

A summary of the pretax impacts of these two treaties on the Company’s Statements of Operations and Statements of Changes in Capital Stock and Surplus is set forth below as of December 31:

(In Thousands)

	Treaty Impacts
Statements of Operations	2018	2017	2016
Investment Income (Loss) on Reinsurance Deposit Asset	$19,592	$(262,531)	$(327,872)

Total Revenue	19,592	(262,531)	(327,872)
Investment Expense (Income) on Funds Held	123,723	(299,170)	(190,220)

Total Policyholder Benefits and Expenses	123,723	(299,170)	(190,220)
Net Realized Capital Gains (Losses)	(23,223)	—	—

Net (loss) income	(127,354)	36,639	(137,652)

Statements of Changes in Capital Stock and Surplus
Investment Income (Expense) on Funds Held—Unrealized	127,354	(36,639)	137,652

Net Change in Capital Stock and Surplus from VA and FIA Treaties (excluding reinsurance fee)	$—	$—	$—

In addition, the Company recognized a reinsurance deposit accounting asset of $1,052.0 million and $861.4 million at December 31, 2018 and 2017, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. (“Barbco”), an affiliate, under which it cedes risks associated with certain of the Company’s in-force corporate-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis.

The Company has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company’s in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

Debt and Surplus Note Transactions

In June 2017, Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (“DLIAC”) entered into a $40.0 million demand promissory note (the “DLIAC Note”) with the Company. DLlAC’s borrowings under the DLIAC Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLIAC Note. No amounts were outstanding at December 31, 2018 or 2017.

In May 2017, DLNY entered into a $35.0 million demand promissory note (the “DLNY Note”) with the Company. DLNY’s borrowings under the DLNY Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLNY Note. No amounts were outstanding at December 31, 2018 or 2017.

17

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

As of December 31, 2018 and 2017, the Company had $565.0 million of surplus notes outstanding. The Company has an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes, some of which were related parties as of December 31, 2018 and 2017 (the “Noteholders”).

DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2018, the Noteholders were as follows: Eisenhower LLC, EquiTrust Life Insurance Company, Estate of Jeffrey S. Lange, Guggenheim Life and Annuity Company, Heritage Life Insurance Company, Midland National Life Insurance Company, Naismith LLC, North American Company for Life and Health Insurance, and Security Benefit Life Insurance Company.

The details of outstanding surplus notes at December 31, 2018 and 2017 were as follows (amounts in thousands):

Issue Date	Type	Rate	Maturity	Face Amount	Principal/ Carrying Value	Interest Paid Years Ended December 31, 2018 and 2017
12/15/1995	Surplus	6.15%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.15%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than the Noteholders. After payment in full of certain obligations set forth in Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

The Company expensed $43.3 million for interest on the surplus notes for the years ended December 31, 2018, 2017 and 2016, respectively. Total interest paid from inception through December 31, 2018 was approximately $949.4 million. There have been no principal payments since original issuance of the surplus notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note interest payments and the related accrual in the amount of $4.3 million at December31, 2018 and 2017.

18

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Administrative Services Agreements

The Company is party to various related-party agreements. The following agreements were in effect at December 31, 2018 and 2017.

The Company sponsored the Delaware Life Insurance Company 401(k) Savings Plan (the “401(k) Plan”), which qualified under Section 401(k) of the Internal Revenue Code and included a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated to affiliates pursuant to inter-company service agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $2.3 million, $2.1 million, and $1.8 million, respectively, for the years ended December 31, 2018, 2017 and 2016, of which $0.1 million, $0.1 million, and $0.1 million, respectively, were allocated to the Company’s subsidiary, DLNY.

The Company has a management services agreement with its subsidiary, DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $9.4 million, $8.6 million, and $9.2 million for the years ended December31, 2018, 2017 and 2016, respectively.

The Company has an administrative services agreement with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC. Amounts allocated under this agreement amounted to approximately $0.4 million, $0.3 million, and $0.2 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has an administrative services agreement with Clarendon pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has a services agreement with Barbco, pursuant to which the Company provides certain administrative and functional services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.4 million, $0.3 million, and $0.2 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated in 2018, 2017 and 2016 were negligible.

The Company has a services agreement with CSP&C, pursuant to which the Company furnishes certain administrative and functional services to CSP&C. Amounts allocated under this agreement were $0.6 million and $0.6 million for the years ended December 31, 2018 and 2017, respectively.

A federal tax allocation agreement has been implemented with the Company as the common parent of an affiliated group of companies that includes DLNY, as described in Note 14.

An administrative services agreement between the Company and Delaware Life Reinsurance (U.S.) Corp. (“DLOK”), pursuant to which the Company provides certain services to DLOK, including finance, legal, compliance, administrative, information technology and other operational and support functions. No amounts were allocated under this agreement for the years ended December 31, 2018 and 2017, respectively.

A services and resource sharing agreement between the Company and EHP, pursuant to which the Company provides certain services and resources to EHP, including finance, legal, compliance, human resources, investment,

19

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

administrative, information technology and other support functions. No amounts were allocated under this agreement for the year ended December 31, 2018.

A services and resource sharing agreement between the Company and Group One Thousand One Advisory Services, LLC (“GOTO Advisory”), pursuant to which the Company provides certain services and resources to GOTO Advisory, including the provisions of investment management services and related resources. No amounts were allocated under this agreement for the year ended December 31, 2018.

A services and resource sharing agreement between the Company and CSHH pursuant to which the company provides certain services and resources to CSHH, including personnel for finance, legal, compliance, human resources, administrative, information technology and other operational support functions. No amounts were allocated under this agreement for the year ended December31, 2018.

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $5.8 million, $4.2 million, and $5.3 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has an investment services agreement with GPIM, whereby GPIM provides services to the Company with respect to certain General Account assets that GPIM does not manage for the Company under the above cited agreement. Expenses incurred under this agreement amounted to approximately $2.2 million, $2.9 million, and $2.8 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. No expenses related to this agreement were incurred during 2018, 2017 or 2016.

The Company has a services agreement with Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $65.5 million, $58.6 million and $57.0 million for the years ended December 31,2018, 2017 and 2016, respectively.

A master agency agreement between the Company and Dunbarre Insurance Agency, LLC (“Dunbarre”), together with a related commission payment facility agreement and an assignment and assumption agreement, under which the Company authorizes Dunbarre to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. Expenses incurred under this agreement amounted to approximately $15.5 million, $16.8 million and $20.1 million for the years ended December 31, 2018, 2017 and 2016, respectively.

A limited discretionary investment advisory agreement between the Company and Guggenheim Investment Advisors, LLC (“GIA”), pursuant to which GIA provides investment advisory services to the Company. No amounts were allocated under this agreement for the years ended December 31, 2018.

The Company has a services agreement with se2, llc (“SE2”), under which SE2 provides annuity and life insurance policy servicing and third-party administrator services to the Company. Refunds received and expenses incurred

20

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

under this agreement amounted to approximately $(17.9) million, $27.2 million, and $24.4 million for the years ended December 31, 2018, 2017 and 2016, respectively. In addition, the Company incurred $20.1 million, $25.2 million and $35.9 million of administration system conversion costs related to this agreement for the years ended December 31, 2018, 2017 and 2016, respectively (SE2 became disaffiliated with Guggenheim Capital, LLC during 2017).

The Company has a selling agreement among the Company, GIS, and South Blacktree Insurance Agency, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The Company did not incur expenses under this agreement for the years ended December 31, 2018, 2017 and 2016.

The Company had $12.9 million and $10.0 million due from affiliates, $0 and $0 due to affiliates, and $19.0 million and $19.1 million included in general expenses due or accrued to other related parties as of December 31, 2018 and 2017, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

Other

As of December 31, 2018 and 2017, the Company held $171.0 million and $110.6 million of affiliated short-term investments. All of the 2017 affiliated short-term investments matured in 2018, resulting in no gain. These investments were from Armstrong STF IV, LLC, Marcy STF I, LLC, Delaware Life Marketing, LLC (formerly Redfield STF II, LLC), and Wright STF III, LLC. The Company recorded $9.1 million of investment income in 2018 from these investments, and the average yield was 7.4%. During 2018, the Company purchased a short-term investment from a new affiliate, WPH Holdings II Parent, LLC, totaling $256.0 million and also disposed of $85.0 million of this investment, resulting in no gain. $10.0 million of the $85.0 million disposal was sold to Aureum Reinsurance Company, Ltd. (“ARC”) as part of a related-party transaction. The Company recorded $13.8 million of investment income related to these short-term investments in 2018, and the average yield was 8.0%.

The Company’s wholly-owned subsidiary, DL Service Holdings, LLC, held company owned life insurance (“COLI”) policies on the lives of key executives of the Company issued by EquiTrust Life Insurance Company (“ELIC”), a former related party, in 2014. At December 31, 2017, the net cash surrender value of these COLI policies was $74.8 million. These policies were surrendered during 2018 and the Company received cash equal to the net cash surrender value of $78.3 million.

In 2014, the Company issued private placement variable universal life (“PPVUL”) policies to ELIC through a subsidiary single member limited liability company, IDF IX, LLC, which had a total value of $240.8 million and outstanding policy loans of $169.9 million at December 31, 2017. During 2018, ELIC surrendered the policies with a total value of $255.8 million, and the Company demanded repayment of the $182.4 million of related policy loans, including capitalized interest. In December 2018, prior to the settlement of the surrender and related policy loans, ELIC sold its rights to the cash surrender value of the PPVUL policies and its obligations of the related policy loans to an external party. As a result of the sale and subsequent settlement transactions, the Company exchanged the PPVUL policies for funding agreements at the same total value and received $166.2 million of corporate term loans and $16.2 million of cash to extinguish the policy loan debt assumed by the external party.

21

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

At December 31, 2018 and 2017, the Company had investments in parties related to or managed by Guggenheim Capital, LLC, Inc. as follows:

	December 31,
(In Thousands)	2018	2017
Bonds	$738,483	$570,765
Commercial Mortgage Loans	2,534	—
Common Stocks	54,773	70,685
Other Invested Assets	43,495	61,891

Total	$839,285	$703,341

Guarantees

The Company, as successor to Keyport Life Insurance Company (“Keyport”), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2018 and December 31, 2017 was approximately $207.9 million and $230.7 million, respectively. At December31, 2018 and 2017, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $6.8 million and $7.9 million at December 31, 2018 and 2017, respectively. There is no liability accrued for this guaranty.

Pursuant to an agreement effective January 20, 2017, the Company guarantees punctual payment to Merrill Lynch Professional Clearing Corp. (“ML Pro”) and certain affiliates of ML Pro (collectively, the “Guaranteed Parties”) by DLIH 2015, and other subsidiaries of the Company that may be added to the guaranty (collectively, the “ML Customers”), in connection with accounts the ML Customers have with the Guaranteed Parties. The obligations of the Company under the guaranty agreement are limited to $300.0 million.

22

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

In 2018, CSP&C entered into a lease agreement for an office in Boca Raton, Florida that expires February 2021. The Company is a guarantor of the lease which has future minimum lease commitments of approximately $0.4 million.

3.	BONDS AND PREFERRED STOCKS

The statement value and fair value of the Company’s bonds and preferred stocks were as follows:

	December 31, 2018
	Statement	Gross Unrealized	Gross Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$265,444	$163	$(1,577)	$264,030
All Other Governments	12,905	34	(260)	12,679
U.S. States, Territories and Possessions (Direct and Guaranteed)	3,732	35	(5)	3,762
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	254,762	5,096	(2,165)	257,693
Industrial and Miscellaneous (Unaffiliated)	9,384,291	43,610	(355,599)	9,072,302
Hybrid Securities	167,960	1,432	(9,172)	160,220
SVO Identified Exchange Traded Funds	408,611	—	(31,727)	376,884

Total Bonds	$10,497,705	$50,370	$(400,505)	$10,147,570

Preferred Stocks	$566,677	$3,061	$(938)	$568,800

	December 31, 2017
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$259,460	$199	$(1,934)	$257,725
All Other Governments	17,721	39	(74)	17,686
U.S. States, Territories and Possessions (Direct and Guaranteed)	1,055	38	—	1,093
U.S. Special Revenue and Special Assessment Obligations and all Non- Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	136,639	5,286	(891)	141,034
Industrial and Miscellaneous (Unaffiliated)	7,126,264	133,776	(48,375)	7,211,665
Hybrid Securities	29,829	2,394	(1,477)	30,746
SVO Identified Exchange Traded Funds	518,151	2,220	(840)	519,531

Total Bonds	$8,089,119	$143,952	$(53,591)	$8,179,480

Preferred Stocks	$174,641	$4,388	$(45)	$178,984

23

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The statement value and estimated fair value by maturity periods for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2018
(In Thousands)	Statement Value	Estimated Fair Value
Due in one year or less	$436,382	$435,354
Due after one year through five years	2,858,751	2,807,879
Due after five years through ten years	1,622,224	1,586,274
Due after ten years	2,745,311	2,540,788
SVO Identified Exchange Traded Funds	408,611	376,884

Total before asset and mortgage-backed securities	8,071,279	7,747,179

Asset and mortgage-backed securities	2,426,426	2,400,391

Total	$10,497,705	$10,147,570

Proceeds from sales and maturities of investments in bonds and preferred stock during 2018, 2017 and 2016, were $4.4 billion, $8.0 billion, and $13.2 billion, including non-cash transactions of $375.4 million, $195.8 million and $103.1 million, respectively; gross gains were $41.4 million, $63.6 million and $198.3 million respectively; and gross losses were $77.2 million, $22.9 million, and $12.7 million, respectively.

The Company had unfunded commitments for future fixed income fundings of $1,083.7 million and $716.6 million as of December 31, 2018 and 2017 respectively.

Bonds included above with a statement value of approximately $5.2 million for the years ended December 31, 2018 and 2017 were on deposit with governmental authorities as required by law.

Investment-grade bonds were 97.8% and 95.3% of the Company’s total bonds as of December 31, 2018, and 2017, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

24

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2018, 2017 and 2016 on LBSS held as of December 31, 2018, 2017 and 2016, respectively, pursuant to SSAP No. 43R.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a credit committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the credit committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the credit committee exercises considerable judgment. Based on the credit committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

25

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

“Watch List”—There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List”—The credit committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2018, 2017 and 2016, the Company incurred write-downs of bonds totaling $5.8 million, $27.9 million, and $0.3 million respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans. $27.9 million of the 2017 OTTI was related to securities the Company intended to sell. All such OTTI was interest related.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2018 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	2	$4,891	$(82)	3	$256,308	$(1,495)	5	$261,199	$(1,577)
All Other Governments	2	250	(3)	3	10,906	(257)	5	11,156	(260)
U.S. States, Territories and Possessions (Direct and Guaranteed)	2	2,251	(5)	—	—	—	2	2,251	(5)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	20	22,053	(436)	24	67,120	(1,729)	44	89,173	(2,165)
Industrial and Miscellaneous (Unaffiliated)	894	4,194,663	(167,435)	218	1,587,043	(188,163)	1,112	5,781,706	(355,598)
Hybrid Securities	28	91,258	(6,000)	5	36,135	(3,173)	33	127,393	(9,173)
SVO Identified Exchange Traded Funds	—	—	—	3	376,884	(31,727)	3	376,884	(31,727)

Total Bonds	948	$4,315,366	$(173,961)	256	$2,334,396	$(226,544)	1,204	$6,649,762	$(400,505)

Preferred Stocks	3	$40,000	$(938)	—	$—	$—	3	$40,000	$(938)

26

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2017 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds: U.S. Governments	3	$255,834	$(1,934)	—	$—	$—	3	$255,834	$(1,934)
All Other Governments	1	13,115	(74)	—	—	—	1	13,115	(74)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	9	18,281	(75)	6	22,557	(816)	15	40,838	(891)
Industrial and Miscellaneous (Unaffiliated)	131	1,130,171	(11,313)	126	1,311,103	(37,062)	257	2,441,274	(48,375)
Hybrid Securities	—	—	—	1	11,000	(1,477)	1	11,000	(1,477)
SVO Identified Exchange Traded Funds	2	113,488	(840)	—	—	—	2	113,488	(840)

Total Bonds	146	$1,530,889	$(14,236)	133	$1,344,660	$(39,355)	279	$2,875,549	$(53,591)

Preferred Stocks	1	$10,075	$(45)	—	$—	$—	1	$10,075	$(45)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.4 million as of December 31, 2018. This amount represented approximately one-tenth of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was as shown below (in thousands):

Type	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$864	$864	$915
Structured Securities	500	500	504

	$1,364	$1,364	$1,419

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.5 million as of December 31, 2017. This amount represented approximately two-tenths of a percent of the Company’s total invested assets. The Company’s overall exposure to sub-prime mortgage risk was as shown below (in thousands):

Type	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$1,032	$1,032	$1,174
Structured Securities	500	500	509

	$1,532	$1,532	$1,683

27

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

5 GI Securities

The Company’s overall exposure to 5GI securities was as shown below:

(In thousands except for number of securities):

Investment	Number of 5 GI Securities		Aggregate Book Adjusted Carry Value		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
LBSS	1	2	$1	$2,539	$2	$2,745

Total	1	2	$1	$2,539	$2	$2,745

4. MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial first mortgage loans throughout the United States and Great Britain. Investments are diversified by property type and geographic area in order to manage credit risk. The Company monitors the condition of the mortgage loans in its portfolio.

In those cases, where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management’s judgment, the mortgage loan’s value is impaired, appropriate losses are recorded.

28

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2018 and 2017 (in thousands):

	2018	2017
Alabama	$3,331	$3,512
Arizona	2,352	2,493
California	73,401	79,835
Colorado	17,187	17,823
Connecticut	10,925	10,925
Florida	130	485
Georgia	10,813	1,260
Idaho	1,438	1,508
Illinois	48,523	33,917
Kansas	13,300	13,300
Kentucky	1,744	1,830
Louisiana	577	742
Maine	2,534	2,478
Massachusetts	979	1,026
Michigan	7,669	7,669
Minnesota	4,322	631
Mississippi	2,567	2,684
New Jersey	5,426	5,832
New Mexico	4,125	4,385
New York	291,638	246,421
North Carolina	6,972	7,479
Ohio	4,148	9,545
Oregon	5,202	5,744
Pennsylvania	3,011	4,332
Rhode Island	—	153
South Carolina	1,535	1,993
Texas	7,323	13,320
Utah	3,549	3,945
Virginia	1,252	1,731
Washington	1,656	1,986
Wisconsin	43	209
Great Britain	8,995	4,629
General allowance for loan loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$544,207	$491,362

The Company had $79.8 million and $36.3 million of outstanding mortgage loan commitments on real estate as of December 31, 2018 and December 31, 2017 respectively.

The Company originated nine mortgage loans and made four additional investments after acquisition with a total cost of $131.7 million during the year ended December 31, 2018 with rates ranging from 4.87% to 11.00%, eighteen mortgage loans with a total cost of $229.4 million during the year ended December 31, 2017 with rates ranging from 3.36% to 9.83%, and seventeen mortgage loans with a total cost of $118.7 million during the year ended December 31, 2016 with rates ranging from 3.0% to 13.68%. During the years ended December 31, 2018, 2017

29

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

and 2016, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and are no more than 75% of the property’s value at the time the original loan is made.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2018 and 2017. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million at December 31, 2018 and 2017. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2018 and 2017, the Company individually and collectively evaluated loans with a gross carrying value of $546.7 million and $493.8 million, respectively.

As of December 31, 2018 and 2017, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2018 or December 31, 2017.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information is as follows:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2018
Recorded Investment
Current	$—	$—	$—	$—	$546,667	$—	$546,667
December 31, 2017
Recorded Investment
Current	$—	$—	$—	$—	$493,822	$—	$493,822

The Company did not have any mortgages accruing interest more than 90 days past due or interest reduced during 2018 or 2017.

The Company did not have any investments in impaired loans during 2018 or 2017.

30

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Allowance for Credit Losses:

(In Thousands)	2018	2017
Balance at Beginning of Period	$2,460	$2,460
Additions Charged to Operations	—	—
Recoveries of Amounts Previously Charged Off	—	—

Balance at End of Period	$2,460	$2,460

The following table provides an aging of commercial mortgage loans as of December 31, 2018 and 2017, based on the recorded investment net of allowances for credit losses:

(In Thousands)	2018	2017
Current	$546,667	$493,822
Total Allowance for Loan Loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$544,207	$491,362

5.	REPURCHASE AGREEEMENTS AND REVERSE REPURCHASE AGREEMENTS TRANSACTIONS ACCOUNTED FOR AS SECURED BORROWING

REPURCHASE TRANSACTION - CASH PROVIDER - OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company opportunistically uses repurchase transactions in conjunction with its liquidity management program to temporarily provide short-term liquidity from time-to-time as needed and determined by the Company. Using repurchase transactions to meet the short-term liquidity needs positions the Company to be prepared to execute on opportunistic investments as they arise. The collateral posted by the Company is subject to fair value change and a decline in fair value could require the company to post additional collateral to the counterparty. This risk is mitigated by the company’s internal policy of limiting repurchase transactions to 5.0% of its available collateral. Potential liquidity risks arising from a duration mismatch between the collateral and repurchase transaction are mitigated by the Company’s other sources of liquidity, such as monthly principal and interest payments, premium sales by the Company, and other lines of credit established by the Company. The Company typically receives cash for its repurchase transactions, however on occasion the company has received United States Treasuries. In the case of United State Treasuries, the Company monitors the price of the Treasury collateral to ensure the Company is adequately collateralized.

(2)    Type of Repurchase Trades Used

	1 FIRST	2 SECOND	3 THIRD	4 FOURTH
a. Bilateral (YES/NO)	Yes	Yes	Yes	Yes
b. Tri-Party (YES/NO)	No	No	No	No

31

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(3)    Original (Flow) & Residual Maturity

(in Thousands)	FIRST QUARTER				SECOND QUARTER
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—	—	—	—	—
d. > 1 Week to 1 Month	—	—	—	—	—	—	—	—
e. > 1 Month to 3 Months	—	—	—	—	—	—	—	—
f. > 3 Months to 1 Year	—	—	—	—	—	—	—	—
g. > 1 Year	—	—	—	—	—	—	—	—

(in Thousands)	THIRD QUARTER				FOURTH QUARTER
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—	—	—	—	—
d. > 1 Week to 1 Month	—	—	—	—	—	—	—	—
e. > 1 Month to 3 Months	—	—	—	—	—	—	—	—
f. > 3 Months to 1 Year	—	—	—	—	—	—	—	—
g. > 1 Year	—	—	—	—	—	—	—	—

32

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(4)	Counterparty, Jurisdiction and Fair Value (FV)

		FIRST QUARTER				SECOND QUARTER
(In Thousands)	JURISDICTION	MINIMUM	MINIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX	XX	XX	XX	XX
b. Counterparty Credit Suisse Securities (USA) LLC	NY	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

		THIRD QUARTER				FOURTH QUARTER
(in Thousands)	JURISDICTION	MINIMUM	MINIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX	XX	XX	XX	XX
b. Counterparty Credit Suisse Securities (USA) LLC	NY	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

5)	Securities “Sold” Under Repurchase - Secured Borrowing

(In Thousands)	FIRST QUARTER				SECOND QUARTER
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. BACV	XXX	XXX	XXX	$23,187	XXX	XXX	XXX	$23,177
b. Nonadmitted - Subset of BACV	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
c. Fair Value	$25,102	$26,108	$25,559	$25,240	$24,543	$24,543	$24,543	$24,543

33

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(In Thousands)	THIRD QUARTER				FOURTH QUARTER
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. BACV	XXX	XXX	XXX	$25,843	XXX	XXX	XXX	$26,053
b. Nonadmitted - Subset of BACV	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
c. Fair Value	$25,750	$25,750	$25,750	$25,750	$26,116	$26,116	$26,116	$26,116

(6)	Securities Sold Under Repurchase - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - BACV	$—	$22,793	$3,260	$—	$—	$—	$—	$—
Bonds - FV	—	22,933	3,183	—	—	—	—	—
LB & SS - BACV	—	—	—	—	—	—	—	—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - BACV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Total Assets - BACV	—	22,793	3,260	—	—	—	—	—
Total Assets - FV	—	22,933	3,183	—	—	—	—	—

(7)	Collateral Received - Secured Borrowing

	FIRST QUARTER				SECOND QUARTER
(in Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Cash	XX	XX	XX	$—	XX	XX	XX	$—
Securities (FV)	XX	XX	XX	25,240	XX	XX	XX	24,543
Nonadmitted	XX	XX	XX	—	XX	XX	XX	—

	THIRD QUARTER				FOURTH QUARTER
(in Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Cash	XX	XX	XX	$—	XX	XX	XX	$—
Securities (FV)	XX	XX	XX	25,750	XX	XX	XX	26,116
Nonadmitted	XX	XX	XX	—	XX	XX	XX	—

34

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(8)	Cash & Non Cash Collateral Received – Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
a. Cash	$—	$—	$—	$—	$—	$—	$—	$—
b. Bonds - FV	—	26,116	—	—	—	—	—	—
c. LB & SS - FV	—	—	—	—	—	—	—	—
d. Preferred Stock - FV	—	—	—	—	—	—	—	—
e. Common Stock	—	—	—	—	—	—	—	—
f. Mortgage Loans - FV	—	—	—	—	—	—	—	—
g. Real Estate - FV	—	—	—	—	—	—	—	—
h. Derivatives - FV	—	—	—	—	—	—	—	—
i. Other Invested Assets - FV	—	—	—	—	—	—	—	—
j. Total Collateral Assets - FV (Sum of a through i)	—	26,116	—	—	—	—	—	—

(9)	Allocation of Aggregate Collateral by Remaining Contractual Maturity

(in Thousands)	FAIR VALUE
a. Overnight and Continuous	$—
b. 30 Days or Less	—
c. 31 to 90 Days	—
d. > 90 Days	26,116

(10)	Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity

Not applicable

(11)	Liability to Return Collateral – Secured Borrowing (Total)

Not applicable

REVERSE REPURCHASE TRANSACTION – CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company engages in a reverse repurchase agreement program. This program is intended to provide opportunistic, short-term financing to counterparties. Each repurchase agreement entered into is governed by the terms of the Master Repurchase Agreement (MRA) as agreed to between the parties. Under the terms of the MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar investments, back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with that same repo counterparty. The Company’s decision to do so will be dependent on the Company’s liquidity needs and their assessment of the counterparty and collateral’s performance.

As a risk-mitigant, the Company requires its counterparties to post collateral in excess of the loan amount, otherwise known as over collateralization. The amount of over collateralization is up to the Company’s discretion, but will not be less than 102%. On average, the Company has required over collateralization of 120%. The short duration of the

35

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

repurchase agreements and the overcollateralization required by the Company mitigate potential financial risks associated with the transactions.

(2)	Type of Repurchase Trades Used

	1 FIRST QUARTER	2 SECOND QUARTER	3 THIRD QUARTER	4 FOURTH QUARTER
a. Bilateral (Yes/No)	Yes	Yes	Yes	Yes
b. Tri-Party (Yes/No)	No	No	No	No

3)	Original (Flow) & Residual Maturity

	FIRST QUARTER				SECOND QUARTER
(in Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—	—	—	—	—
d. > 1 Week to 1 Month	—	18,989	6,321	—	—	17,355	5,607	—
e. > 1 Month to 3 Months	—	127,100	104,585	99,900	—	99,900	23,495	16,260
f. > 3 Months to 1 Year	398,352	488,302	452,817	488,302	470,409	570,309	558,014	570,309
g. > 1 Year	—	—	—	—	—	—	—	—

	THIRD QUARTER				FOURTH QUARTER
(in Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	MINIMUM	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—	—	—	—	—
d. > 1 Week to 1 Month	—	16,260	5,324	—	—	241,144	36,953	12,904
e. > 1 Month to 3 Months	—	101,200	9,192	101,200	23,475	163,375	104,670	40,000
f. > 3 Months to 1 Year	483,709	584,909	571,014	483,709	244,069	560,309	417,471	269,909
g. > 1 Year	—	—	—	—	—	—	—	—

36

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(4)	Counterparty, Jurisdiction and Fair Value (FV)

		FIRST QUARTER				SECOND QUARTER
(In Thousands)	JURISDICTION	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX	XX	XX	XX	XX
b. Counterparty Albatross AH, LLC	DE	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000
Auburndale Asset Holdings, LTD	Cayman	18,000	18,000	18,000	18,000	18,000	18,000	18,000	18,000
Berentson Collateral Holding Company	DE	—	34,000	32,867	34,000	34,000	34,000	34,000	34,000
Bridger Financial, LLC	DE	35,250	35,250	35,250	35,250	35,250	35,250	35,250	35,250
Credit Suisse Securities (USA) LLC	NY	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000
Erikson AH, LLC	DE	—	40,000	38,667	40,000	40,000	40,000	40,000	40,000
Fairplane AH, LLC	DE	—	10,000	2,167	10,000	10,000	10,000	10,000	10,000
FCE Funding, LLC	DE	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000
Fleetwood Funding Company, LLC	DE	—	27,200	26,747	27,200	27,200	27,200	27,200	27,200
Lakefield Funding, LLC	DE	25,840	25,840	25,840	25,840	25,840	25,840	25,840	25,840
MPR Asset Funding, LLC	DE	44,000	78,200	73,640	78,200	78,200	78,200	78,200	78,200
Pennington Asset Holdings LTD	Cayman	22,500	22,500	22,500	22,500	22,500	22,500	22,500	22,500
Platler Financial Holdings, LLC	NJ	42,362	43,988	42,915	42,362	40,729	42,362	41,300	40,729
Secured Loan Funding 06-1, LLC	DE	36,000	101,700	92,940	101,700	101,700	101,700	101,700	101,700
Shook Hill Asset Holdings, LTD	Cayman	40,000	40,000	40,000	40,000	40,000	40,000	40,000	40,000
Solent Loan Investor, LLC	DE	—	28,750	27,792	28,750	28,750	28,750	28,750	28,750
Wickston Funding, LLC	DE	34,400	34,400	34,400	34,400	34,400	34,400	34,400	34,400

37

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

		THIRD QUARTER				FOURTH QUARTER
(In Thousands)	JURISDICTION	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX	XX	XX	XX	XX
b. Counterparty Albatross AH, LLC	DE	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000	$40,000
Auburndale Asset Holdings, LTD	Cayman	18,000	18,000	18,000	18,000	—	18,000	16,615	—
Berentson Collateral Holding Company	DE	34,000	34,000	34,000	34,000	34,000	34,000	34,000	34,000
Bridger Financial, LLC	DE	35,250	35,250	35,250	35,250	35,250	35,250	35,250	35,250
Credit Suisse Securities (USA) LLC	NY	25,000	25,000	25,000	25,000	25,000	25,000	25,000	25,000
Erikson AH, LLC	DE	40,000	40,000	40,000	40,000	40,000	40,000	40,000	40,000
Fairplane AH, LLC	DE	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000
FCE Funding, LLC	DE	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000
Fleetwood Funding Company, LLC	DE	27,200	27,200	27,200	27,200	27,200	27,200	27,200	27,200
Lakefield Funding, LLC	DE	25,840	25,840	25,840	25,840	25,840	25,840	25,840	25,840
MPR Asset Funding, LLC	DE	78,200	78,200	78,200	78,200	—	78,200	72,185	—
Pennington Asset Holdings LTD	Cayman	22,500	22,500	22,500	22,500	—	22,500	20,769	—
Platler Financial Holdings, LLC	NJ	39,069	40,729	39,698	39,069	37,374	39,069	37,993	37,374
Secured Loan Funding 06-1, LLC	DE	101,700	101,700	101,700	101,700	—	101,700	93,877	—
Shook Hill Asset Holdings, LTD	Cayman	40,000	40,000	40,000	40,000	—	40,000	36,923	—
Solent Loan Investor, LLC	DE	28,750	28,750	28,750	28,750	28,750	28,750	28,750	28,750
Wickston Funding, LLC	DE	34,400	34,400	34,400	34,400	34,400	34,400	34,400	34,400

(5)	Fair Value of Securities Acquired Under Repurchase - Secured Borrowing

	FIRST QUARTER				SECOND QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Fair Value of Securities Acquired Under Repurchase—Secured Borrowing	$601,537	$720,817	$689,008	$720,817	$721,796	$723,838	$722,511	$721,796

38

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

	THIRD QUARTER				FOURTH QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Fair Value of Securities Acquired Under Repurchase—Secured Borrowing	$719,721	$721,796	$720,508	$719,721	$428,269	$71,921	$696,120	$428,269

(6)	Securities Acquired Under Repurchase – Secured Borrowing by NAIC Designation

(In Thousands)	1 NONE	2 NAIC 1	3 NAIC 2	4 NAIC 3	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 NONADMITTED
Bonds—FV	$403,517	$24,752	$—	$—	$—	$—	$—	$—
LB & SS—FV	—	—	—	—	—	—	—	—
Preferred Stock—FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Mortgage Loans—FV	—	—	—	—	—	—	—	—
Real Estate—FV	—	—	—	—	—	—	—	—
Derivatives—FV	—	—	—	—	—	—	—	—
Other Invested Assets—FV	—	—	—	—	—	—	—	—

Total Assets	$403,517	$24,752	$—	$—	$—	$—	$—	$—

(7)	Collateral Pledged – Secured Borrowing

Not applicable

(8)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(9)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(10)	Recognized Liability to Return Collateral—Secured Borrowing (Total)

Not applicable

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statements of Operations but are not included in the computation of net gain from operations.

39

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
(In Thousands)	2018	2017	2016
Realized Gains (Losses):
Bonds	$(41,605)	$12,901	$185,285
Preferred Stocks	23	(46)	16
Common Stocks	566	—	7,060
Mortgage Loans	374	(57)	63
Cash, Cash Equivalents and Short-term Investments	—	155	88
Other Invested Assets	(54,476)	(590)	950
Other Hedging Investments	—	—	4,783
Derivative Instruments	16,576	27,896	63,478
Reinsurance Realized Gains (Losses)	(23,223)	—	—

Subtotal	(101,765)	40,259	261,723
Capital Gains Tax Expense	—	8,105	60,364

Net Realized Gains (Losses)	(101,765)	32,154	201,359
Losses (Gains) Transferred to IMR (Net of Taxes)	$91,199	$(8,109)	$(126,772)

Total	$(10,566)	$24,045	$74,587

	Years Ended December 31,
	2018	2017	2016
(In Thousands)
Changes in Net Unrealized Capital Gains (Losses)
Net of Deferred Income Tax:
Bonds	$(38)	$(77)	$119
Common Stocks of Non-affiliates	(2,144)	(1,473)	8,003
Common Stocks of Affiliates	(14,004)	(33,845)	2,897
Preferred Stocks	77,368	—	—
Mortgage Loans	—	—	6,175
Derivative Instruments	(72,222)	26,171	(39,386)
Other Hedging Investments	(26,744)	7,694	(135,495)
Other Invested Assets	(68,093)	(115,335)	2,582
Tax Rate change impact	—	21,140	—

Total	$(105,877)	$(95,725)	$(155,105)

The deferred tax netted in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was $26.6 million, ($21.6) million, and $57.6 million at December 31, 2018, 2017 and 2016, respectively.

In 2015, the Company implemented a public bond trading strategy which results in the increase in investment cash flows from both sales and acquisitions of bonds. Included in the investment cash flows are proceeds from sales of bonds to related parties and the cost of bonds acquired from related parties totaling $736.9 million and $7.7

40

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

million, respectively, for the year ended December 31, 2018, $1,060.9 million and $1,001.2 million, respectively, for the year ended December 31, 2017, and $4,162.8 million and $3,961.5 million, respectively, for the year ended December 31, 2016. Net realized gains before taxes and transfers to the IMR associated with the related-party sales totaled $13.4 million, $9.0 million, and $50.5 million for the years ended December 31, 2018, 2017, and 2016, respectively.

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2018	2017	2016
Bonds (Unaffiliated)	$426,102	$359,474	$296,501
Preferred Stocks (Unaffiliated)	21,777	14,351	1,943
Common Stocks (Unaffiliated)	13,033	23,086	11,747
Common Stocks (Affiliated)	23,190	40,436	18,038
Mortgage Loans	36,349	27,277	26,223
Contract Loans	28,459	29,563	34,293
Cash, Cash Equivalents and Short-term Investments	65,998	47,434	62,031
Derivative Instruments	133,172	(285,985)	(243,007)
Other Invested Assets	43,933	27,054	37,645
Other Investment Income	—	—	3

Gross Investment Income	792,013	282,690	245,417

Interest Expense on Surplus Notes	(43,260)	(43,260)	(43,260)
Investment Expenses	(29,586)	(34,729)	(30,262)

Net Investment Income	$719,167	$204,701	$171,895

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The Company did not have investment income due and accrued excluded from surplus for the years ended December 31, 2018 and 2017.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company’s fixed, fixed index, and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

Interest rate swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not designated an effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

Beginning in July 2015, the Company began hedging the equity exposure embedded in its new fixed index annuity products with OTC options utilizing the Cash Return on Capital Invested, Sector III, and MAA indices. Fair value

41

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

change in the options embedded within the policies are recorded in income. The OTC options were designated as fair value hedges with changes in fair value also recorded in income through September 30, 2018. On October 1, 2018, the Company elected to discontinue hedge accounting and de-designate the options and offsetting liabilities as hedge pairs. As a result, changes in the fair value of these options from October 1, 2018 to December 31, 2018 were recorded as unrealized losses in surplus.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2018 and 2017, the Company pledged $208.1 million and $101.1 million, respectively, in U.S. Treasury securities and cash as collateral to counterparties. At December 31, 2018 and 2017, counterparties pledged to the Company $144.4 million and $224.3 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

42

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at December 31, 2018
(In Thousands)	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest Rate Swaps	$4,478,512	$9,315	$—	$9,315
Currency Swaps	152,157	25,594	—	25,594
Credit Default Swaps	30,500	1,420	1,622	(202)
FX Forwards	4,216	91	—	91
Payor Swaptions	800,000	863	7,890	(7,027)
Equity Index Options	1,699,337	147,679	84,957	62,722

Total	$7,164,722	$184,962	$94,469	$90,493

		Outstanding at
		December 31, 2017
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
(In Thousands)	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$2,935,893	$40,144	$—	$40,144
Currency Swaps	182,148	15,892	—	15,892
FX Forwards	4,012	(308)	—	(308)
Payor Swaptions	800,000	751	7,890	(7,139)
Equity Index Options	2,012,068	212,356	60,141	152,215

Total	$5,934,121	$268,835	$68,031	$200,804

At December 31, 2018 and 2017, open futures contracts had a notional value of $2,232.6 million and $1,676.4 million and a fair value of ($11.8) million and $1.6 million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

On November 1, 2018, the Company created 4 Replication Synthetic Asset Transactions (“RSATs”) which were approved by the SVO. Each of the four RSATs are the combination of a long dated interest rate swap that pays fixed and receives floating rate coupons with a group of long dated fixed rate investment grade corporate bonds. The resulting synthetic asset is a long dated floating rate bond. The net unrealized loss on the four interest rate swaps was $2.5 million at November 1, 2018. This amount is being amortized over the remaining life of the swaps.

The Company did not have derivative contracts with financing premiums during 2018 or 2017.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

43

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The Company has two reinsurance agreements with Barbco, refer to Note 2 for additional details. The Company has liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $247.0 million and $247.5 million at December 31, 2018 and 2017, respectively.

The Company cedes certain risks to DLRC through the VA Treaty and the FIA Treaty. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual variable universal life, individual universal life, individual private placement variable universal life, corporate and bank-owned life insurance policies and accidental death benefit. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

In 2018, the Company ceded, on a coinsurance and modified coinsurance basis, in-force variable annuity base contracts to an unaffiliated reinsurer. For the year ended December 31, 2018, premiums ceded under the treaty were $13.0 billion, and benefits ceded (including policy surrenders) were $2.0 billion.

The effects of reinsurance on premiums and benefits were as follows:

	Years Ended December 31,
(In Thousands)	2018	2017	2016
Premiums and Annuity Considerations:
Direct	$2,735,942	$2,079,789	$1,891,709
Ceded—Affiliated	(22,573)	(29,101)	(60,552)
Ceded—Non-affiliated	(13,027,440)	(17,295)	(16,723)

Net Premiums and Annuity Considerations	$(10,314,071)	$2,033,393	$1,814,434

Insurance and Other Individual Policy Benefits and Claims:
Direct	862,511	806,146	824,340
Assumed—Non-affiliated	4,214	4,182	4,287
Ceded—Affiliated	(22,493)	(26,772)	(62,746)
Ceded—Non-affiliated	(411,682)	(25,515)	(12,381)

Net Policy Benefits and Claims	$432,550	$758,041	$753,500

10.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

44

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2018 and 2017, the Company had $10.9 million and $11.4 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $3.1 million and $2.7 million as of December 31, 2018 and 2017, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2018 and 2017 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $63.4 million and $58.4 million at December 31, 2018 and 2017, respectively.

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2018

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2018	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$8,024,252	$467,316	$—	$8,491,568	37.728%
At Book Value Less Current Surrender Charge of 5% or More	1,052,279	—	—	1,052,279	4.675%
At Fair Value	—	—	10,671,265	10,671,265	47.412%

Total with Adjustment or at Market Value	9,076,531	467,316	10,671,265	20,215,112	89.815%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,268,696	—	—	1,268,696	5.637%
Not Subject to Discretionary Withdrawal	999,454	—	24,345	1,023,799	4.548%

Total (Gross: Direct and Assumed)	11,344,681	467,316	10,695,610	22,507,607	100.000%
Reinsurance Ceded	36,646	—	—	36,646

Total (Net)	$11,308,035	$467,316	$10,695,610	$22,470,961

45

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

December 31, 2017

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2017	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$5,857,681	$549,153	$—	$6,406,834	28.092%
At Book Value Less Current Surrender Charge of 5% or More	979,337	—	—	979,337	4.294%
At Fair Value	—	—	12,970,762	12,970,762	56.874%

Total with Adjustment or at Market Value	6,837,018	549,153	12,970,762	20,356,933	89.260%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,428,649	—	—	1,428,649	6.264%
Not Subject to Discretionary Withdrawal	996,612	—	24,046	1,020,658	4.476%

Total (Gross: Direct +Assumed)	9,262,279	549,153	12,994,808	22,806,240	100.000%
Reinsurance Ceded	30,353	—	—	30,353

Total (Net)	$9,231,926	$549,153	$12,994,808	$22,775,887

12.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for the life contracts” in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity Separate Account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statements of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate

46

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $21,177.8 million and $23,870.4 million as of December 31, 2018 and 2017, respectively. As of December 31, 2018 and 2017, the Company’s Separate Account statements, included legally insulated assets of $20,542.8 million and $23,004.7 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2018 were attributed to the following products:

Product	Legally Insulated Assets	Not - Legally Insulated Assets	Total
(In Thousands)
Variable Life	$9,732,260	$—	$9,732,260
Variable Annuity	10,810,504	—	10,810,504
MVA Annuity	—	635,076	635,076

Total	$20,542,764	$635,076	$21,177,840

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statements of Operations for the General Account as a component of “Net transfers (from) or to Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $18,071.3 million and $20,706.7 million of non-guaranteed Separate Account reserves and $467.3 million and $549.1 million of guaranteed Separate Account reserves as of December 31, 2018 and 2017, respectively.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $179.3 million, $206.1 million, and $207.6 million were received by the General Account from the Separate Accounts during the years ended December 31, 2018, 2017 and 2016, respectively.

For the years ended December 31, 2018, 2017 and 2016, the Company’s General Account paid $62.9 million, $84.0 million, and $95.7 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

47

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

An analysis of the Separate Account reserves as of December 31, 2018 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ Equal to 4%	Nonguarantee Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2018	$11,608	$186,607	$198,215
Reserves at 12/31/2018
For Accounts with Assets at:
Fair Value	147,437	18,071,347	18,218,784
Amortized Cost	319,879	—	319,879

Total Reserves	$467,316	$18,071,347	$18,538,663

By Withdrawal Characteristics:
With Market Value Adjustment	$467,316	$—	$467,316
At Fair Value	—	18,047,002	18,047,002

Subtotal	467,316	18,047,002	18,514,318
Not Subject to Discretionary Withdrawal	—	24,345	24,345

Total	$467,316	$18,071,347	$18,538,663

An analysis of the Separate Account reserves as of December 31, 2017 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2017	$8,922	$143,332	$152,254
Reserves at 12/31/2017
For Accounts with Assets at:
Fair Value	167,560	20,706,728	20,874,288
Amortized Cost	381,593	—	381,593

Total Reserves	$549,153	$20,706,728	$21,255,881

By Withdrawal Characteristics:
With Market Value Adjustment	$549,153	$—	$549,153
At Fair Value	—	20,682,682	20,682,682

Subtotal	549,153	20,682,682	21,231,835
Not Subject to Discretionary Withdrawal	—	24,046	24,046

Total	$549,153	$20,706,728	$21,255,881

48

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Below is the reconciliation of “Net Transfers (from) or to Separate Accounts net of reinsurance” in the Statements of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2018	2017	2016
Transfers to Separate Accounts	$198,215	$152,254	$119,314
Transfers (from) Separate Accounts	(2,468,733)	(2,172,432)	(2,068,510)

Net Transfers (from) Separate Accounts net of reinsurance in the Statement of Operations	$(2,270,518)	$(2,020,178)	$(1,949,196)

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including

49

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2018 were as follows:

(In Thousands) Description for Each Class of Asset or Liability	Level 1		Level 2	Level 3	Net Asset Value (“NAV”)	Total
Assets at Fair Value:
Common Stock—Unaffiliated (a)
Industrial and Miscellaneous	$—		$1,856	$168,640	$—	$170,496
Bonds—Unaffiliated (b)						—
Asset-backed Securities	—		—	1,068	—	1,068
Derivative Assets (d)						—
Interest Rate Contracts	45,885		21,247	—	—	67,132
Equity Contracts	93		147,679	—	—	147,772
Foreign Exchange Contracts	—		25,684	—	—	25,684
Separate Accounts Assets (c) (e)	12,356,549		5,656,089	323,517	179,611	18,515,766

Total Assets at Fair Value	$12,402,527		$5,852,555	$493,225	$179,611	$18,927,918

Liabilities at Fair Value:
Separate Accounts (c)	$—		$(28,142)	$—	$—	$(28,142)
Derivative Liabilities (d)
Interest Rate Contracts	(23,242)		(30,029)	—	—	(53,271)
Equity Contracts	(10,227)		—	—	—	(10,227)
Foreign Exchange Contracts	(1,622)		—	—	—	(1,622)

Total Liabilities at Fair Value	$(35,091	) $	(58,171)	$—	$—	$(93,262)

50

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2017 were as follows:

(In Thousands) Description for each class of asset or liability	Level 1	Level 2	Level 3	NAV	Total
Assets at Fair Value:
Common Stock—Unaffiliated (a)
Industrial and Miscellaneous	$—	$1,905	$125,472	$—	$127,377
Bonds—Unaffiliated (b)
Asset-backed Securities	—	—	1,118	—	1,118
Industrial and Miscellaneous	—	19	—	—	19
Derivative Assets (d) Interest Rate Contracts	40,912	41,143	—	—	82,055
Equity Contracts	4,339	212,356	—	—	216,695
Foreign Exchange Contracts	—	15,944	—	—	15,944
Separate Accounts Assets (c) (e)	14,955,094	5,575,017	653,171	199,884	21,383,166

Total Assets at Fair Value	$15,000,345	$5,846,384	$779,761	$199,884	$21,826,374

Liabilities at Fair Value:
Separate Accounts (c) (e)	$—	$(34,040)	$—	$—	$(34,040)
Derivative Liabilities (d)
Interest Rate Contracts	(14,264)	(26,895)	—	—	(41,159)
Equity Contracts	(1,000)	—	—	—	(1,000)
Foreign Exchange Contracts	(1,740)	(360)	—	—	(2,100)

Total Liabilities at Fair Value	$(17,004)	$(61,295)	$—	$—	$(78,299)

(a)	Common stocks are carried at fair value.
(b)	Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.
(c)

Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, bonds and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $2,233.1 million and $2,001.9 million of investment income and receivables due at December 31, 2018 and 2017, respectively. Separate Account liabilities include derivative liabilities carried at fair value.

(d)	The derivatives included in the leveling descriptions are carried at fair value.
(e)

Includes assets with a fair value of $179.6 million and $199.9 million at December 31, 2018 and 2017 respectively, in hedge funds, private equities and other alternative investments for which fair value is measured at NAV using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2018 or 2017, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules

51

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2018 and December 31, 2017.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2018:

(In Thousands)	Beginning Balance at 01/01/2018	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2018
Assets:
Common Stock Unaffiliated	$125,472	$—	$—	$—	$(13,956)	$70,470	—	$(13,308)	$(38)	$168,640
Bonds—Unaffiliated:
Asset-backed Securities	1,118	—	—	—	(50)	—	—	—	—	1,068
Separate Accounts Assets	653,171	27,077	(409,933)	236	(19,364)	117,300	16	(19,163)	(25,723)	323,517

Total Assets	$779,761	$27,077	$(409,933)	$236	$(33,370)	$187,670	$16	$(32,471)	$(25,761)	$493,225

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2017:

(In Thousands)	Beginning Balance at 01/01/2017	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2017
Assets:
Common Stock Unaffiliated	$105,124	$—	$—	$—	$(1,166)	$21,695	$—	—	$(181)	$125,472
Bonds—Unaffiliated:
Asset-backed Securities	1,219	—	—	—	(101)	—	—	—	—	1,118
Derivative Assets	1,551	781	—	(2,332)	—	—	—	—	—	—
Separate Accounts Assets	418,867	19,526	(77,204)	773	2,139	443,652	217	(120,971)	(33,828)	653,171

Total Assets	$526,761	$20,307	$(79,536)	$773	$872	$465,347	$217	$(120,971)	$(34,009)	$779,761

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

52

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31,2018:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds—Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$1,068	25	25
Common Stocks	Matrix Pricing	Spreads	168,640	1-216	46
Separate Accounts Assets	Matrix Pricing	Spreads	228,664	1-100	92
	Matrix Pricing	Spreads	7,359	94-103	100
	Market Pricing	Quoted Prices	20,156	40-106	100
	Market Pricing	Quoted Prices	34,492	94-104	98

Total Assets			$460,379

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2017:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds—Unaffiliated
Asset-backed securities	Matrix Pricing	Spreads	$1,118	27	27
Common Stocks	Market Pricing	Spreads	125,472	1-193	34
Separate Accounts assets	Market Pricing	Quoted Prices	333,462	98-107	106
	Matrix Pricing	Spreads	46,675	35-189	102
	Market Pricing	Quoted Prices	4,569	99-105	102

Total assets			$511,296

There were no significant changes made in valuation techniques during 2018 and 2017.

Derivative values in the above tables are presented on a gross basis.

53

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company’s financial instruments as of December 31, 2018:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$ 982,420	$982,422 $	261,757	$720,663	$—	$—	$—
Bonds	10,147,570	10,497,705	255,301	8,810,613	1,081,656	—	—
Preferred Stocks	569,036	566,677	—	459,536	109,500	—	—
Common Stocks	170,496	170,496	—	1,856	168,640	—	—
Mortgages Loans on Real Estate	556,226	544,207	—	—	556,226	—	—
Derivatives – Options and Swaptions	148,542	148,542	—	148,542	—	—	—
Derivatives – Swaps and Forwards	95,083	101,890	49,015	46,068	—	—	—
Derivatives—Futures	93	93	93	—	—	—	—
Contract Loans	418,546	405,685	—	—	418,546	—	—
Other Invested Assets (a)	378,388	399,350	—	6	272,592	105,790	—
Separate Account Assets	18,912,208	18,944,772	12,363,762	6,005,960	362,875	179,611	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(490,792)	(475,872)	—	—	(490,792)	—	—
Derivatives – Swaps and Forwards	(68,674)	(65,470)	(23,242)	(45,431)	—	—	—
Derivatives—Futures	(11,849)	(11,849)	(11,849)	—	—	—	—
Separate Account Liabilities	(306,432)	(306,432)	—	(28,142)	(278,290)	—	—

54

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following table presents the estimated fair value and carrying amounts of the Company’s financial instruments as of December 31, 2017:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$1,106,031	$1,106,031	$490,545	$615,486	$—	—	—
Bonds	8,179,480	8,089,119	252,974	6,132,260	1,794,246	—	—
Preferred Stocks	178,984	174,641	—	30,347	148,637	—	—
Common Stocks	127,377	127,377	—	1,905	125,472	—	—
Mortgages Loans on Real Estate	502,935	491,362	—	—	502,935	—	—
Derivatives – Options and Swaptions	213,107	213,107	—	213,107	—	—	—
Derivatives – Swaps and Forwards	97,248	97,248	40,912	56,336	—	—	—
Derivatives—Futures	4,339	4,339	4,339	—	—	—	—
Contract Loans	644,104	595,367	—	—	644,104	—	—
Other Invested Assets (a)	431,441	431,733	—	—	329,540	101,901	—
Separate Account Assets	21,873,899	21,867,696	14,971,158	5,993,125	709,732	199,884	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(503,609)	(464,401)	—	—	(503,609)	—	—
Derivatives – Swaps and Forwards	(41,520)	(41,520)	(14,264)	(27,256)	—	—	—
Derivatives—Futures	(2,739)	(2,739)	(2,739)	—	—	—	—
Separate Account Liabilities	(59,459)	(59,459)	—	(34,040)	(25,419)	—	—

(a)—Other invested assets includes assets with a fair value of $105.8 million and $199.9 million at December 31, 2018 and 2017 respectively in limited partnership investments as they are valued using equity values which are a proxy for fair value. As of December 31, 2018 and December 31, 2017, there were $112.9 million and $121.3 million of unfunded commitments for limited partnership investments. The investments have liquidity restrictions consisting of either general partner approval or no ability for early redemption.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments—The carrying value for cash, cash equivalents, and short- term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds—The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral

55

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities - The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate—The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives—The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans—The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets—Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTCs”), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts—The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 12. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds—The fair values of the Company’s General Account liabilities under investment- type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

56

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

14.	FEDERAL INCOME TAXES

The application of SSAP No.101, “Income Taxes,” requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized.

Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2018 and December 31, 2017.

The components of the Company’s DTAs and DTLs as of December 31, 2018 and December 31, 2017 were as follows:

(In Thousands)	December 31, 2018			December 31, 2017			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$172,389	$—	$172,389	$190,165	$—	$190,165	$(17,776)	$—	$(17,776)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	172,389	—	172,389	190,165	—	190,165	(17,776)	—	(17,776)
Deferred Tax Assets Nonadmitted	10,997	—	10,997	6,301	—	6,301	4,696	—	4,696

Subtotal Net Admitted Deferred Tax Assets	161,392	—	161,392	183,864	—	183,864	(22,472)	—	(22,472)
Deferred Tax Liabilities	78,127	—	78,127	96,306	—	96,306	(18,179)	—	(18,179)

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$83,265	$—	$83,265	$87,558	$—	$87,558	$(4,293)	$—	$(4,293)

57

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following table provides component amounts of the Company’s calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2018			December 31,2017			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Adjusted Gross Deferred Tax Assets Expected to Be Realized (Excluding the amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation. (The Lesser of 2(b)1 and 2 (b)2 Below)	83,265	—	83,265	87,558	—	87,558	(4,293)	—	(4,293)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	83,265	—	83,265	87,558	—	87,558	(4,293)	—	(4,293)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	XXX	XXX	219,153	XXX	XXX	205,430	XXX	XXX	13,723
(c) Adjusted Gross Deferred Tax Assets (Excluding the Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities.	—	—	—	—	—	—	—	—	—

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2 (c))	$83,265	—	$83,265	$87,558	—	$87,558	$(4,293)	—	$(4,293)

	2018	2017
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	923%	1,024%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (In Thousands)	$1,472,020	$1,375,832

58

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

	December 31, 2018		December 31, 2017		Change
(In Thousands) Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, by Tax Character as a Percentage
Adjusted Gross Deferred Tax Assets	$172,389	—	$190,165	—	$(17,776)	—
Percentage of Adjusted Gross Deferred Tax Assets by Tax
Character Attributable to the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$161,392	—	$183,864	—	$(22,472)	—
Percentage of Net Admitted Adjusted Gross Deferred Tax
Assets by Tax Character Because of the Impact of Tax Planning Strategies	26.06%	0.00%	5.00%	0.00%	21.06%	0.00%

The Company’s tax planning strategies include the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company’s main components of income taxes incurred and DTAs and DTLs.

(In Thousands)	December 31, 2018	December 31, 2017	December 31, 2016
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(3,553)	$(65,461)	$(39,991)
Federal Income Tax Expense on Net Capital Gains	—	8,105	60,364

Current Income Tax (Benefit) Expense	$(3,553)	$(57,356)	$20,373

59

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The main components of the Company’s DTAs and DTLs as of December 31, 2018 and 2017 were as follows:

(In Thousands)	December 31, 2018	December 31, 2017	Change
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$97,382	$81,244	$16,138
Investments	23,255	23,159	96
Deferred Acquisition Costs	22,997	15,403	7,594
Net Operating Loss Carryforward	—	44,573	(44,573)
Other (Including Items <5% of Total Ordinary Tax Assets)	28,755	25,786	2,969

Total Ordinary Deferred Tax Assets	$172,389	$190,165	$(17,776)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	10,997	6,301	4,696

Admitted Ordinary Deferred Tax Assets	$161,392	$183,864	$(22,472)
Capital:
Investments	—	—	—
Net Capital Loss Carryforward	—	—	—

Subtotal	—	—	—
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	—	—	—

Admitted Deferred Tax Assets	$161,392	$183,864	$(22,472)

Deferred Tax Liabilities:
Ordinary
Investments	$26,602	$36,335	$(9,733)
Policyholder Reserves	51,525	59,971	(8,446)

Subtotal	$78,127	$96,306	$(18,179)
Capital:
Investments	—	—	—

Subtotal	—	—	—

Deferred Tax Liabilities	$78,127	$96,306	$(18,179)

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$83,265	$87,558	$(4,293)

60

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The change in net deferred income taxes was comprised of the following:

(In Thousands) Description	December 31, 2018	December 31, 2017	Change
Total Deferred Tax Assets	$172,389	$190,165	$(17,776)
Total Deferred Tax Liabilities	78,127	96,306	(18,179)

Net Deferred Tax Assets / Deferred Tax Liabilities	$94,262	$93,859	$403
Statutory Valuation Allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$94,262	$93,859	$403
Tax Effect of Unrealized (Gains)/Losses			(26,614)

Change in Net Deferred Income Tax			$27,017

On December 22, 2017, the Tax Cuts and Jobs Act (“The Act”) was enacted that included a broad range of tax reform proposals affecting businesses, including a reduction of the corporate tax rate, repeal of the alternative minimum tax (AMT), the timing and amount of taxable income recognition and allowable deductions, and a new territorial tax system to address taxation of foreign earnings.

The Company has quantified the impact of these provisions, as applicable, in the following schedules and disclosures, as appropriate, consistent with Staff Accounting Bulletin No. 118 (SAB 118), as interpreted and adopted by NAIC SAPWG INT 18-01 on February 8, 2018.

The Company has accounted for the impact of the corporate tax rate change from 35% to 21% with respect to its deferred taxes. As a result of the decrease in the corporate tax rate, the Company recorded a net charge of $62.6 million through statutory surplus as of December 31, 2017. This included a charge of $83.4 million related to the re-measurement of gross deferred tax balances related to operations, and a benefit of $20.8 million related to unrealized gains and losses.

The Act modified the provisions applicable to the determination of the tax basis of policy contract reserves. Broadly, these modifications eliminate the prior law federally prescribed reserve and require determination of reserves, by contract, using NAIC reserving standards multiplied by a discount factor. The amount of the remeasurement included in the December 31, 2017 financial statements complies with the modifications of the Act.

61

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2018, 2017 and 2016 were as follows:

(In Thousands)	December 31, 2018			December 31, 2017			December 31, 2016
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net Income Before Taxes	$205,802	$43,218	41.5%	$191,923	$67,173	28.9%	$195,368	$68,378	15.0%
Pre-tax Capital Gains—Pre IMR	(101,765)	(21,370)	(20.5)%	40,259	14,091	6.1%	261,723	91,603	20.0%
Dividends Received Deduction		(16,026)	(15.4)%		(25,309)	(10.9)%		(10,581)	(2.3)%
Tax Credits		—	—%		—	—%		(764)	(0.2)%
Non-deductible Expenses		60	0.1%		61	—%		59	—%
Prior Period Adjustment		—	—%		—	—%		(9,750)	(0.3)%
Reversal of IMR		(3,179)	(3.1)%		(8,981)	(3.9)%		1,209	0.3%
Change in Non-admitted assets		(2,576)	(2.5)%		881	0.4%		(1,540)	(0.3)%
Prior Year Over/Under Accrual		2,083	2.0%		(8,058)	(3.5)%		(1,201)	(2.1)%
Deferred Tax Adjustment for Rate Change		—	—%		83,440	35.9%		—	—%
Non-consolidated Wholly Owned Subsidiaries		(32,785)	(31.5)%		(91,695)	(39.5)%		(57,572)	(12.6)%
Other		5	—%		117	0.2%		(376)	(0.1)%

Total Statutory Income Taxes		$(30,570)	(29.4)%		$31,720	13.7%		$79,465	17.4%

Federal Income Taxes Incurred		$(3,553)	(3.4)%		$(57,356)	(24.7)%		$20,373	4.5%
Change in Net Deferred Income Taxes		(27,017)	(26.0)%		89,076	38.4%		59,092	12.9%

Total Statutory Income Taxes		$(30,570)	(29.4)%		$31,720	13.7%		$79,465	17.4%

At December 31, 2018, the Company had no net operating loss or capital loss carryforwards. At December 31, 2018, the Company had $21.0 million of foreign tax credit carryforward, which will begin to expire if not utilized, by 2019. At December 31, 2018, the Company has $13.4 million of LIHTC carryforward, which will begin to expire, if not utilized, by 2030. At December 31, 2018, the Company had $1.6 million minimum tax credit carryforward which due to the Act will be refunded starting 2019.

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

Tax years prior to 2013 are closed for audit or examination under the applicable statute of limitations. On August 8, 2017 the Internal Revenue Service (the “IRS”) held open conference for tax years 2014 and 2015. The audit is ongoing and the Company has received information requests for those tax years. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2018 and 2017. As of December 31, 2018, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2018 and December 31, 2017. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2018, 2017 and 2016. The Company has not accrued any penalties related to UTBs.

62

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The Company will file a consolidated federal income tax return for the December 31, 2018 tax year with its wholly-owned subsidiary, DLNY, and will continue to do so in future tax years under Internal Revenue Code Section 1504 (c)(1). A formal tax allocation agreement has been implemented, and the allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In April 2018, October 2017 and April 2017, the Company paid an ordinary dividend $157.4 million, $100.0 million and $135.4 million, respectively, to the Parent. In March 2016, the Company paid a $200.0 million dividend to the Parent, of which $169.5 million was ordinary and $30.5 million extraordinary. In September 2016, the Company paid a $100.0 million extraordinary dividend to the Parent.

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2018 and 2017.

16.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $112.9 million and $121.3 million as of December 31, 2018 and December 31, 2017, respectively.

In December 2018, the Company committed to pay $19.4 million of capital contributions to CSHH.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such

63

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.2 million for guaranty fund assessments as of December 31, 2018 and 2017. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2018 and 2017, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes, and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which made clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

On February 4, 2014, the IRS issued Revenue Ruling 2014-7, 2014-9I.R.B. 539, which stated that Revenue Ruling 2007-54 is thereby modified and superseded, and that Revenue Ruling 2007-61 is obsolete. Accordingly, the required interest holding, which was used in calculation of the Company’s share of DRD, is no longer a published position of the IRS and is viewed as effectively being revoked. Priority Guidance Plans released subsequent to the publication of Revenue Ruling 2014-7 do not include a project concerning the determination of the Company’s share under Section 812 of the Internal Revenue Code (“IRC”). On December 22, 2017, the Tax Cuts and Jobs Act (“2017 Act”) was passed introducing a broad range of tax reform changes including resolution to the company share percentage issue. The 2017 Act replaced the prior law calculation of the Company’s share and policyholders’ share with a fixed percentage of 70% and 30%, respectively, effective for tax years beginning after December 31, 2017. For the years ended December 31, 2018 and 2017, the Company’s financial statements reflect benefits of $7.2 million and $11.7 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF’s affiliates at or prior to closing of the Sale Transaction, including the group insurance

64

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

business previously conducted by DLNY, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2018 and reported in the current financial statements:

•	Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•	Certain Federal Home Loan Bank (“FHLB”) capital stock.

•	Certain bonds on deposit with governmental authorities as required by law.

•	Certain cash deposits held in a mortgage escrow account (see “Other restricted assets” below).

•	Derivative cash collateral which was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below).

•	Certain cash collateral for brokerage margin.

•	Cash held in a tax escrow account.

The following were restricted assets (including pledged assets):

(In Thousands)
										Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Current Year Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Non Admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Subject to Repurchase Agreements	$25,000	$—	$—	$—	$25,000	$25,000	$—	$—	$25,000	0.07%	0.07%
Subject to Reverse Repurchase Agreements	347,813	—	—	—	347,813	504,928	(157,115)	—	347,813	0.94%	0.94%
FHLB Capital Stock	16,425	—	—	—	16,425	16,425	—	—	16,425	0.04%	0.04%
On Deposit with States	5,193	—	—	—	5,193	5,191	2	—	5,193	0.01%	0.01%
Pledged as Collateral to FHLB (Including Securities and Commercial Mortgage Loans)	603,518	—	—	—	603,518	463,248	140,270	—	603,518	1.64%	1.64%
Other Restricted Assets	139,833	—	—	—	139,833	477,964	(338,131)	—	139,833	0.38%	0.38%

Total Restricted Assets	$1,012,659	$—	$—	$—	$1,012,659	$1,434,722	$(305,099)	$—	$1,012,659	2.74%	2.74%

65

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage Escrow	$3,430	$—	$—	$—	$3,430	$3,213	$217	$3,430	0.01%	0.01%
Restricted Cash—Tax Escrow	11,280	—	—	—	11,280	11,280	—	11,280	0.03%	0.03%
Restricted Cash—Brokerage Margin	—	—	—	—	—	288,473	(288,473)	—	—%	—%
Restricted Cash—Derivative Collateral	125,123	—	—	—	125,123	174,998	(49,875)	125,123	0.34%	0.34%

Total	$139,833	$—	$—	$—	$139,833	$477,964	$(338,131)	$139,833	0.38%	0.38%

Lease Commitments

Effective September 24, 2014, the Company entered into a lease agreement for its Waltham, Massachusetts office. On February 19, 2016, the original lease agreement was amended to add additional space. The lease, as amended, expires on April 30, 2023. Rental expenses for 2018, 2017 and 2016 were $2.4 million, $2.3 million, and $1.7 million, respectively, under this lease.

Effective January 22, 2014, the Company entered into a lease agreement for its Indianapolis, Indiana office. This lease expires on December 31, 2024. Rental expenses for 2018, 2017 and 2016 were $0.2 million under this lease.

Effective July 27, 2016, the Company entered into a sublease agreement for additional space for its Indianapolis office, with this sublease expiring on November 30, 2026. Rental expenses for 2018, 2017 and 2016 were $0.4 million, $0.4 million and $0.2 million, respectively, under this sublease.

Effective February 26, 2016, the Company entered into a sublease agreement for its Chicago, Illinois office. This sublease expires on August 31, 2019. Rental expenses for 2018, 2017 and 2016 were $0.3 million, $0.3 million and $0.2 million, respectively, under this sublease. These rental expenses are reimbursed by CSP&C under its services agreement with the Company.

Effective December 20, 2018, the Company entered into a lease agreement for a Chicago office that expires on May 31, 2025. Rental expense for 2018 was $0 due to the abatement of the first five months of rent.

Effective December 1, 2017, the Company entered into a six-month lease agreement for a New York, New York office with a monthly rental expense of approximately $13.6 thousand that expired May 31, 2018. Effective June 1, 2018, the Company renewed the lease with additional space for another six months with a monthly rental expense of approximately $17.8 thousand that expired on November 30, 2018. Effective December 1, 2018 the Company renewed the lease for an additional six months with a monthly rental expense of approximately $18.8 thousand.

Effective July 23, 2018, the Company entered into a month-to-month lease agreement for an office in New York, New York.

The monthly rental expense is approximately $3.9 thousand. The lease ended March 31, 2019.

66

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Effective September 10, 2018, the Company entered into a lease agreement for an office in Miramar, Florida that expires on May 31, 2024. Rental payments will commence once the Company takes possession of the space which is currently projected to be March 1, 2019. The first three months of rent in 2019 will be abated.

a. At December 31, 2018, future minimum aggregate rental commitments were as follows:

Year Ending December 31,	(In Thousands) Operating Leases
2019	$2,995
2020	3,073
2021	2,936
2022	3,077
2023	1,685
Aggregate Total All Future Years	$1,824

17.	DEBT

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Facility”) with Societe Generale, which was amended effective December 29, 2017 to a $200.0 million revolving credit facility. Borrowings under the Facility may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Facility, and the Facility has a 270 days rolling margin commitment. The Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2018, 2017, and 2016 were approximately $0.9 million, $1.7 million, and $1.5 million, respectively, and the total interest paid under the Facility in 2016 was approximately $200 thousand. At December 31, 2018 and 2017, there was no amounts outstanding under the Facility.

18.	FEDERAL HOME LOAN BANK

The Company is a member of the FHLB of Indianapolis. Through its membership, the Company utilizes funding agreements obtained from the FHLB. The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in the Company’s general operations would be accounted for as borrowed money. As of December 31, 2018 and 2017, there was $365.0 million outstanding to the FHLB.

67

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

FHLB Capital Stock

Aggregate Totals

		General	Separate
Year Ended 2018 (In Thousands)	Total	Account	Accounts
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,587	2,587	—
Activity Stock	13,838	13,838	—
Excess Stock	—	—	—

Aggregate Total	$16,425	$16,425	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$471,449	XXX	XXX

Year Ended 2017 (In Thousands)
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,471	2,471	—
Activity Stock	13,954	13,954	—
Excess Stock	—	—	—

Aggregate Total	$16,425	$16,425	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$366,408	XXX	XXX

Membership Stock (Class A and B) Eligible for Redemption

(In Thousands)
Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	16,425	16,425	—	—	—	—

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date

(In Thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Total Collateral Pledged	$531,213	$527,623	$365,000
Current Year Separate Accounts Total Collateral Pledged	76,461	75,895	—

Current Year Total General and Separate Accounts Total Collateral Pledged	$607,674	$603,518	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$478,624	$463,247	$365,000

68

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Maximum Amount Pledged During Reporting Period

(In Thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Maximum Collateral Pledged	$547,842	$545,485	$365,000
Current Year Separate Accounts Maximum Collateral Pledged	96,957	95,763	—

Current Year Total General and Separate Accounts Maximum Collateral Pledged	$644,799	$641,248	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$528,132	$507,986	$365,000

Borrowing from FHLB

Amount as of Reporting Date

Current Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	320,507
Other	—	—	—	XXX

Aggregate Total	$365,000	$365,000	$—	$320,507

Prior Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	312,552
Other	—	—	—	XXX

Aggregate Total	$365,000	$365,000	$—	$312,552

Maximum Amount during Reporting Period (Current Year)

(In Thousands)	Total	General Account	Separate Accounts
Debt	$—	$—	$—
Funding Agreements	365,000	365,000	—
Other	—	—	—

Aggregate Total	$365,000	$365,000	$—

69

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

Does the Company have prepayment Obligations under the following arrangements (YES/NO)
Debt	YES
Funding Agreements	YES
Other	NO

19. SUBSEQUENT	EVENTS

The Company has evaluated events or transactions that occurred from January 1, 2019 to April 25, 2019, the date the financial statements were available to be issued. The Company is not aware of any Type I events or transactions that occurred subsequent to December 31, 2018 having a material effect on the financial statements.

Type II—Nonrecognized Subsequent Events:

During 2019, the Company recaptured the policies previously ceded to DLRC under the FIA Treaty with the consent of DLRC. This transaction reduced the reinsurance deposit asset and funds held liabilities by $724.4 million. The recaptures had no effect on the surplus of the Company.

During 2019, the Company contributed certain hedging instruments totaling $167.5 million to DL Investment Holdings 2016-1, LLC.

On April 1, 2019, after receipt of all required regulatory approvals, the Company acquired the Pennsylvania domiciled Lackawanna Casualty Group, consisting of Lackawanna Casualty Company and its two subsidiaries, Lackawanna National Insurance Company and Lackawanna American Insurance Company, for the purchase price of $168.7 million.

On April 5, 2019, the Company paid an ordinary dividend of $200.0 million to the Parent.

70

PART C

OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

	A.	Condensed Financial Information—Accumulation Unit Values (Part A)

	B.	Financial Statements of the Depositor (Part B)

	C.	Financial Statements of the Registrant (Part B)

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)		Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)		Not Applicable;

(3)(a)		Marketing Services Agreement between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)		Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 28, 2009);

(3)(b)(ii)		Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 28, 2009);

(3)(b)(iii)		Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010);

(3)(b)(iv)		Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010);

(3)(c)(i)		Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(ii)		Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(iii)		General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)		Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74844, filed on February 14, 2002);

(4)(b)		Certificate to be issued in connection with Contract filed as Exhibit 4(a) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-74844, filed on December 10, 2001);

(4)(c)		Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74844, filed on February 14, 2002);

(4)(d)	Sun Income Riser III Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on August 10, 2010);

(4)(e)	Sun Income Maximizer Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on August 10, 2010);

(4)(f)	Sun Income Maximizer Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on August 10, 2010);

(5)(a)	Application to be used with Contract filed as Exhibit 4(a) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed on February 14, 2002);

(5)(b)	Application to be used with Certificate filed as Exhibit 4(b) and Contract filed as Exhibit 4(c) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed on February 14, 2002);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014);

(6)(b)	By-Laws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014);

(7)	Amended and Restated Reinsurance Agreement between Delaware Life Insurance Company and Hannover Reinsurance Company of America (Incorporated herein by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2019);

(8)(a)	Participation Agreement, dated February 17, 1998, as amended through September 18, 2014, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Invesco Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018):

(8)(b)	Amended and Restated Participation Agreement dated September 1, 2004 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(c)	Participation Agreement, dated May 1, 2001, as amended through March 26, 2018, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AllianceBernstein L.P and AllianceBernstein Investments, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);

(8)(d)	Participation Agreement, dated February 17, 1998, as amended through July 23, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. LLC (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);

(8)(e)	Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002);

(8)(f)	Participation Agreement, dated September 16, 2002, as amended through September 17, 2014, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Investments (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);

(8)(g)	Participation Agreement Among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(h)	Participation Agreement, dated December 3, 2007, as amended through May 1, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);

(8)(i)	Participation Agreement, dated May 1, 2004, as amended through June 5, 2018, by and among Delaware Life Insurance Company, The Morgan Stanley Variable Insurance Fund, Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Distribution, Inc (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);

(8)(j)	Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), The Huntington Funds, Edgewood Services, Inc., and Huntington Asset Advisors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(k)	Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on December 30, 2005);

(8)(l)	Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143353, filed on May 30, 2007);

(8)(m)	Participation Agreement, dated August 1, 2011, as amended through May 16, 2018, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, Putnam Variable Trust and Putnam Retail Management Limited Partnership (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);

(8)(n)	Participation Agreement, dated August 1, 2011, among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Equity Series VIT, and PIMCO Investments LLC (Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Delaware Life Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011);

(8)(o)	Participation Agreement, dated May 1, 2011, among Wells Fargo Variable Trust, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011);

(8)(p)	Participation Agreement, dated April 24, 2009, as amended through May 29, 2018, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, JPMorgan Insurance Trust and J. P. Morgan Investment Management Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);

(8)(q)	Participation Agreement, dated December 1, 2012, as amended through September 8, 2014, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, MFS Variable Insurance Trusts I, II and III, and MFS Fund Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);

(8)(r)	Participation Agreement, dated April 26. 2013, as amended through July 1, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Delaware Life Insurance and Annuity Company (Bermuda) Ltd., Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisers, LLC, and Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use;*

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(10)(b)	Representation of Counsel pursuant to Rule 485(b);*

(11)	Not Applicable;

(12)	Not Applicable;

(13)	Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 29, 1998);

(14)(a)	Powers of Attorney;*

(14)(b)	Resolution of the Board of Directors of the depositor dated April 24, 2019, authorizing the use of powers of attorney for Officer signatures (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on April 26, 2019);

(15)	Organizational Chart (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on April 26, 2019).

(16)	Master Services Agreement by and between Sun Life Assurance Company of Canada (U.S.) and se2, Inc., dated December 1, 2013. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143354, filed on April 29, 2015.)

*	Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chairman and Director

Daniel J. Towriss Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and President and Director

Michael S. Bloom Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary

Andrew F. Kenney Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

Michael K. Moran Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Group One Thousand One, LLC.

The organization chart of Group One Thousand One, LLC, the Depositor and Registrant is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed April 26, 2019.

None of the companies listed in such Exhibit 15 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

Item 27. NUMBER OF CONTRACT OWNERS

As of March 1, 2019, there were 4,000 qualified and 2,274 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, G, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Christopher J. Vellante	Chief Compliance Officer

*	The principal business address of all directors and officers of the principal underwriter is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451 at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, or at the offices of se2, llc at 5801 SW 6th Avenue, Topeka, Kansas 66606-0001.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)

To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)

To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)

Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Delaware Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 29th day of April, 2019.

DELAWARE LIFE VARIABLE ACCOUNT F
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
Chief Executive Officer and President

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David E. Sams, Jr.* David E. Sams, Jr.	Chairman and Director (Principal Executive Officer)	April 29, 2019

/s/ Daniel J. Towriss* Daniel J. Towriss	Chief Executive Officer and President and Director (Principal Executive Officer)	April 29, 2019

/s/ Michael K. Moran* Michael K. Moran	Senior Vice President and Chief Accounting Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	April 29, 2019

/s/ Dennis A. Cullen* Dennis A. Cullen	Director	April 29, 2019

*By: /s/ Kenneth N. Crowley Kenneth N. Crowley	Attorney-in-Fact for:
Dennis A. Cullen, Director
David E. Sams, Jr., Chairman and Director
Daniel J. Towriss, Chief Executive Officer, President, and Director;
Michael K. Moran, Senior Vice President, Chief
	Accounting Officer, and Treasurer	April 29, 2019

*

Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on or about April 26, 2019. Powers of attorney are included herein as Exhibit 14(a).

EXHIBIT INDEX

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(14)(a)	Powers of Attorney